As filed with the Securities and Exchange Commission on February 27, 2026

No. 333-146827

No. 811-22135

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________________________

FORM N-1A
__________________________________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1799	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 1800	☒

__________________________________________

Innovator ETFs® Trust

(Exact Name of Registrant as Specified in Charter)

__________________________________________

200 W. Front Street
Wheaton, Illinois 60187
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (800) 208-5212

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, New Castle County, Delaware 19808
(Name and Address of Agent for Service)

__________________________________________

Copy to:

Morrison C. Warren, Esq.
Chapman and Cutler LLP
320 South Canal Street
Chicago, Illinois 60606

––––––––––––––––––––––––––––––––––––––––––

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 1799

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A – Prospectuses for Innovator IBD® 50 ETF; Innovator IBD® Breakout Opportunities ETF; Innovator Deepwater Frontier Tech ETF; Innovator S&P Investment Grade Preferred ETF; Innovator Gradient Tactical Rotation Strategy ETF; Innovator Laddered Allocation Buffer ETF™; Innovator Laddered Allocation Power Buffer ETF™; Innovator Equity Premium Income – Daily PutWrite ETF; Innovator Equity Autocallable Income Strategy ETF and Innovator Index Autocallable Income Strategy ETF

Part B – Statement of Additional Information for Innovator IBD® 50 ETF; Innovator IBD® Breakout Opportunities ETF; Innovator Deepwater Frontier Tech ETF; Innovator S&P Investment Grade Preferred ETF; Innovator Gradient Tactical Rotation Strategy ETF; Innovator Laddered Allocation Buffer ETF™; Innovator Laddered Allocation Power Buffer ETF™; Innovator Equity Premium Income – Daily PutWrite ETF; Innovator Equity Autocallable Income Strategy ETF and Innovator Index Autocallable Income Strategy ETF

Part C – Other Information

Signatures

Prospectus

Innovator Deepwater Frontier Tech ETF

(NYSE Arca — LOUP)

February 27, 2026

Innovator Deepwater Frontier Tech ETF (the “Fund”) is a series of Innovator ETFs Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed ETF organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Deepwater Frontier Tech ETF

Investment Objective

The Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund is an actively managed ETF that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in the equity securities of companies it considers to be on the frontier of the development of new technologies (“Frontier Tech Companies”). Deepwater Asset Management, LLC (“Deepwater”) and Penserra Capital Management LLC (“Penserra” and, collectively with Deepwater, the “Sub-Advisers”) each serve as an investment sub-adviser to the Fund. Deepwater selects the securities for inclusion in the Fund and Penserra is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio and providing cash management services. Innovator Capital Management, LLC (“Innovator” or the “Adviser”), serves as the Fund’s investment adviser.

In pursuing the Fund’s investment objective, Deepwater references for investment Frontier Tech Companies included in the Deepwater Frontier Tech Index (the “Reference Index”), a rules-based stock index owned, developed and maintained by Deepwater. The Reference Index identifies Frontier Tech Companies with the following themes:

•   Artificial Intelligence.    Companies that provide or are developing software services that seek to automate industrial, knowledge work, and consumer processes. These services may directly automate specific processes or provide semi-automated tools as an intermediate step to full automation.

•   Autonomous and Electric Vehicles.    Companies that provide or are developing hardware and/or software used in the development of self-driving or unmanned aerial vehicles, or other autonomous vehicles that operate on land, air or sea. The category also includes electrification, energy storage, and other companies relevant to the evolution of energy.

•   Fintech.    Companies involved in creating transformative experiences involving the use of money. This theme may include companies that enable complex commerce transactions, innovative retail experiences, new credit products, and alternative currencies.

•   Robotics.    Companies that create or are developing robotics and related products and services for industrial, collaborative, agricultural, medical and/or consumer-related automation. This includes companies that provide hardware and software related to enabling perception (vision and sound), which could include sensors, laser arrays, semiconductors, among others.

•   Virtual/Augmented Reality.    Companies that provide or are developing hardware and/or software for delivering immersive virtual reality experiences or for delivering experiences that enhance the physical world with a digital overlay, including gaming companies.

A company is eligible for inclusion in the Reference Index if it derives 50% of its revenue from one of the identified themes detailed above or if it meets two of the following three criteria: (i) the company currently derives at least 25% of revenue from some combination of the identified

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themes; (ii) the company’s revenue related to one or more identified themes grew by more than 25% year-over-year in the most recent calendar year; or (iii) the company’s operating expenditures related to one or more identified themes grew by more than 25% year-over-year in the most recent calendar year. For additional information on the Reference Index, see “Additional Information About the Fund’s Principal Investment Strategies–The Reference Index”.

Deepwater will assess the universe of eligible constituents from the Reference Index for near and long-term prospects relative to its frontier technology development. Portfolio weightings are actively monitored and adjusted in accordance with the portfolio manager’s review of these technology developments, revenue growth potential and expectations to have an outsized influence on the future of technology. The Fund’s portfolio managers may include a security that is not currently a Reference Index constituent if, in the view of the Fund’s portfolio managers, such company has potential of long-term frontier technology revenue growth. The Fund’s portfolio managers expect that the Fund will invest in approximately 30 securities.

The Fund will invest in equity securities, which will include direct investments in U.S. and non-U.S. listed common stocks and depositary receipts, of certain of the components that comprise the Reference Index. The Fund may invest in small, mid or large capitalization issuers operating in developing or emerging markets. The Fund may also purchase equity securities of non-U.S. companies that utilize American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Additionally, the Fund may invest in certain Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies in sectors in which foreign investment is otherwise not permitted. Under this structure, a Chinese operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands, which is then listed on a foreign exchange. The shell company has exposure to the VIE through contractual arrangements rather than any direct equity ownership. For a discussion of risks associated with VIEs, see “Principal Risks” below.

The Fund is classified as a “diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Reference Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent. As of the date of this prospectus, the Fund had significant exposure to the information technology sector.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

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Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Concentration Risk.    To the extent that the Reference Index concentrates in the securities of issuers in a particular industry or sector, the Fund may also concentrate its investments to approximately the same extent. The Fund may be susceptible to loss due to adverse occurrences to the extent that the Fund’s investments are concentrated in a particular issuer or issuers, region, market, industry, group of industries, sector or asset class.

Currency Risk.    Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s NAV could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Depositary Receipts Risk.    Depositary receipts, such as ADRs or GDRs, may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Emerging Markets Risk.    Emerging markets are generally more volatile than markets of more developed countries and may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market companies are also subject to a greater risk of market closure or manipulation, less liquidity, limited reliable access to capital and exchange delisting. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk with custody of securities than developed markets. Additionally, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the required infrastructure to attract large amounts of non-U.S. trade and investment. Additionally, the rights and remedies available to investors in emerging market securities may be more limited than those available for investments in more developed markets. Finally, the limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective.

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Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of Shares will fluctuate with changes in the value of the equity securities the Fund invests in.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective. The Sub-Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Non-U.S. Investment Risk.    Investments in securities of non-U.S. companies (particularly in emerging markets) present risks beyond those of securities of U.S. issuers and can be more volatile than investments in U.S. companies. Risks of investing in securities of foreign companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Further, other diplomatic, political or economic developments can affect investments in foreign companies. Prices of non-U.S. securities may also be more volatile. Finally, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Security Issuer Risk.    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Significant Exposure Risk.    To the extent that the Fund invests or has exposure to a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Artificial Intelligence Companies Risk.    The Fund invests in companies that are involved in various aspects of artificial intelligence technology. These companies face unique risks, including limited markets, changes in business cycles, world economic growth, technological progress, rapid technological change, government regulation and intense competition. Further, these companies may have limited product lines, markets, financial resources and/or personnel. Securities of such companies (including smaller, start-up companies), tend to be more volatile than securities that do not rely heavily on technology. Rapid changes to technologies that affect a company’s products could materially adversely

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impact such company’s operating results. Artificial intelligence companies often depend heavily on intellectual property protections (including patents, copyrights, trademarks and trade secret laws) to establish and protect their proprietary rights in their products and technologies. However, there is no guarantee these measures will prevent misappropriation or that competitors won’t develop technologies that are substantially equivalent or superior. Further, artificial intelligence companies often engage in significant amounts of spending on research and development, however such investment does not ensure commercial success and there is no guarantee that the products or services produced by these companies will be successful. Artificial intelligence companies are also vulnerable to cyberattacks, regulatory changes, and shifting business cycles, all of which can materially impact performance.

Information Technology Companies Risk.    Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Small- and Mid-Capitalization Company Risk.    Generally, small- or mid-capitalization companies, which are often less seasoned, have more potential for rapid growth. However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.

Variable Interest Entity Risk.    The Fund may invest in non-Chinese holding companies that have created structures known as VIEs. VIEs allow exposure to certain Chinese companies that are unavailable for direct investment by foreign investors. In many sectors in China, companies are not allowed to have foreign ownership and cannot directly list on exchanges outside of China. Many Chinese companies have created VIE structures to enable indirect foreign ownership and raise capital from foreign investors. Under a VIE structure, a Chinese operating company establishes an offshore holding company in another jurisdiction, such as the Cayman Islands, which enters into contractual agreements with the Chinese issuer or operating company to obtain economic exposure to the Chinese company. The non-Chinese holding company then issues shares on an exchange outside of mainland China allowing investors to obtain economic exposure to the Chinese issuer or operating through contractual means rather than through formal equity ownership. Neither the holding company nor the shareholder of the VIE owns an equity interest in the Chinese operating company. However, for accounting purposes the holding company is able to consolidate the operating company into its financial statements. Neither the holding company nor the shareholder of the holding company has any voting rights or other types of control that an equity holder typically has.

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VIEs have never formally been recognized under Chinese laws, though VIEs are well known to officials and regulators in China and are a longstanding industry practice. Intervention by the Chinese government with respect to VIEs could significantly and negatively affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company that are the basis for the economic exposure to the Chinese company. Any action by the Chinese government could considerably impact the financial condition of the VIE by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares of the VIE effectively worthless. Further, if Chinese officials determine that VIEs violate Chinese investment laws, the market value of the VIE would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses.

VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies. U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the costs borne by the Fund if required to seek alternative markets in which to invest in such securities.

Cyber Security Risk.    The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on

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all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of the securities and on reinvestment in other securities, as well as possible increased taxable distributions.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and its investment adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

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Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Volatility Risk.    The value of a security may fluctuate due to factors affecting markets generally or particular industries. This volatility may affect the Fund’s NAV. Securities in the Fund’s portfolio may be subject to price volatility and their prices may be more or less volatile than the market as a whole. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the Fund. Additionally, certain positions in the Fund may be susceptible to traders engaging in trading strategies that result in temporary swings and price movements. Such trading strategies could result in volatile trading prices of the Fund’s securities, and could adversely affect the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of a broad-based market index, specifically the S&P 500® Index. Additionally, the Fund has also included two additional indices for these purposes: the Dow Jones Global Index and the Nasdaq-100® Index. Further, on or about December 1, 2025 the Fund ceased tracking the Deepwater Frontier Tech Index and began pursuing an active investment strategy. Therefore, the Fund’s performance and historical

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returns shown below are not necessarily indicative of the performance that the Fund, based on its current strategy, would have generated. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
31.62%
86.08%
7.67%
-45.86%
50.73%
21.83%
43.41%
2019
2020
2021
2022
2023
2024
2025

The Fund’s highest quarterly return was 43.85% (quarter ended December 31, 2020) and the Fund’s lowest quarterly return was (35.02)% (quarter ended June 30, 2022).
Average Annual Total Return as of December 31, 2025
Innovator Deepwater Frontier Tech ETF	1 Year	5 Years	Since Inception (7/24/18)
Return Before Taxes	43.41%	8.95%	16.22%
Return After Taxes on Distributions	43.41%	8.95%	16.22%
Return After Taxes on Distributions and Sale of Fund Shares	25.70%	7.08%	13.52%
Deepwater Frontier Tech Index(1) (reflects no deduction for fees, expenses or taxes)	44.63%	9.72%	17.02%
Dow Jones Global Index (reflects no deduction for fees, expenses or taxes)	22.41%	11.00%	11.11%
NASDAQ-100 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.02%	15.30%	18.95%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.51%

(1)      On or about December 1, 2025, the Fund ceased tracking the Deepwater Frontier Tech Index. Therefore, the Fund’s performance and historical returns shown for periods prior to December 1, 2025, are not indicative of the performance that the Fund, based on its current investment strategies, would have generated.

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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Advisers

Deepwater Asset Management, LLC

Penserra Capital Management LLC

Portfolio Managers

The following persons serve as the portfolio managers of the Fund.

•   Gene Munster – Managing Partner and Co-founder at Deepwater

•   Doug Clinton – Managing Partner and Co-founder at Deepwater

•   Dustin Lewellyn, CFA – Chief Investment Officer at Penserra

•   Ernesto Tong, CFA – Managing Director at Penserra

•   Christine Johanson – Director at Penserra

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Messrs. Lewellyn and Tong have served in such capacity since July 2018. Ms. Johanson has served in such capacity since August 2024. Messrs. Munster and Clinton has served in such capacity since December 2025.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in

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which the Fund invests. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund is an actively managed ETF. The investment objective of the Fund is to seek capital appreciation. The Fund’s investment objective and policies described herein are non-fundamental policies that may be changed by the Board without shareholder approval. The Fund may liquidate and terminate at any time without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”). As noted above, the Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act. For purposes of this policy “frontier technology companies” are those companies identified as being on the frontier of the development of new technologies that have the potential to have an outsized influence on the future.

The Reference Index

The Reference Index is owned and operated by Deepwater, which also serves as an investment sub-adviser to the Fund. Deepwater is not affiliated with Innovator, Penserra or the Distributor. To be included in the Reference Index, a company or its issued securities must meet the following requirements:

•   Security must be a common stock, ADR or GDR;

•   All securities, including those issued by companies operating in “emerging markets” countries, must have their primary listing exchange be located in a “developed market” country (as identified by Deepwater) or in China, India, South Korea or Taiwan;

•   Companies must have a minimum market capitalization of $250 million (but no more than $500 billion) and a minimum average daily liquidity of $2 million over the previous six months. In addition, a security must have traded on 90% of the eligible trading days in the previous six months. In the case of securities that do not have a six-month trading history (e.g. securities issued in recent initial public offerings), such a security must have a minimum average daily liquidity of $2 million for the last two weeks of trading and a stock price of at least $10;

•   All securities must have a minimum free float equivalent to 10% of the securities outstanding; and

•   Securities trading at a price greater than $10,000 per share may not be included in the Reference Index. This is not applicable to existing constituents of the Reference Index. Existing constituents that have appreciated in value to greater than $10,000 per share may remain in the Reference Index.

Securities are further narrowed by excluding those not issued by companies that are related to the technological themes identified by Deepwater. A company is eligible for inclusion in the Reference Index if it derives 50% of its revenue from one of the identified themes or if it meets two of the following three criteria: (i) the company currently derives at least 25% of revenue from some combination of the identified themes; (ii) the company’s revenue related to one or more identified themes grew by more than 25% year-over-year in the most recent calendar year; or (iii) the company’s operating expenditures related to one or more identified themes grew by more than 25% year-over-year in the

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most recent calendar year. Deepwater maintains an active list of companies across these thematic categories that it monitors as participants in frontier innovation, which as of January 2025 totals over 250 companies. However, the Reference Index is narrowed to 30 constituents.

The Reference Index also employs the following buffer rules to reduce turnover associated with rebalances and reconstitutions:

•   Market Capitalization.    An existing Reference Index constituent will continue to remain in the Reference Index even if its market capitalization doesn’t meet the previously defined minimum market capitalization criteria but remains within +/- 20% of this limit.

•   Liquidity.    An existing Reference Index constituent shall continue to remain in the Reference Index even if its liquidity is below the previously defined average daily liquidity limit but remains within +/- 30% of this limit.

•   Rapid Price Movement.    If an equity held in the portfolio increases in value by 200% or more in any given month following a rebalance, the equity shall be removed from the Reference Index. The weight of the equity subject to the rapid movement will be redistributed equally into the top five holdings.

The Reference Index follows a monthly reconstitution and rebalancing schedule. The “Selection Day” is generally 5 business days before the rebalancing day (for these purposes a business day is any day on which the NYSE is open for trading). The rebalancing day is the 15th of each calendar month if that day is a trading day on the NYSE, LSE and Tokyo Stock Exchange. Otherwise, the next day on which all three exchanges are open for trading is the rebalancing day. The security selection and portfolio creation process start on the close of the nearest Friday falling at least one month before the effective day. The final portfolio constituents are shortlisted from a selection pool of all eligible securities selected based on the data as of the Selection Day. Weights are calculated as of the Selection Day.

Non-Principal Investment Strategies

Securities Lending.    The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

Principal Investments

Equity Securities

The Fund invests in equity securities, which primarily includes common stocks and depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in

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their national markets and currencies. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above. The risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Concentration Risk.    To the extent that the Reference Index concentrates in the securities of issuers in a particular industry or sector, the Fund may also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Currency Risk.    Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s NAV could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates may affect the Fund’s NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of a Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in a Fund’s non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by currency fluctuations.

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Depositary Receipts Risk.    Depositary receipts, such as ADRs or GDRs, may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Emerging Markets Risk.    Investments in emerging markets or developing countries are subject to all of the risks of international investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; and more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices. There is also a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the U.S., other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war. Emerging market companies are also subject to a greater risk of market closure or manipulation, less liquidity, limited reliable access to capital and exchange delisting. Security prices in emerging markets can also be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. Additionally, the rights and remedies available to investors in emerging market securities may be more limited than those available for investments in developed markets. Finally, the limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective. All of these risks are inherently passed on to the company’s shareholders, including the Fund, and in turn, to the Fund’s shareholders.

Equity Securities Risk.    Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Fund has exposure. These prices change daily

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due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Fund’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Fund.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective. The Sub-Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. companies (particularly in emerging markets) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Non-U.S. securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Non-U.S. companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Security Issuer Risk.    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Significant Exposure Risk.    To the extent that the Fund invests or has exposure to a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Artificial Intelligence Companies Risk.    The Fund invests in companies that are involved in various aspects of artificial intelligence technology. These companies face unique risks, including limited markets, changes in business cycles, world economic growth, technological progress, rapid technological change, government regulation and intense competition. Further, these companies may have limited product lines, markets, financial resources and/or personnel. Securities of such companies (including smaller, start-up companies), tend to be more volatile than securities that do not rely heavily on technology.

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Rapid changes to technologies that affect a company’s products could materially adversely impact such company’s operating results. Artificial intelligence companies often depend heavily on intellectual property protections (including patents, copyrights, trademarks and trade secret laws) to establish and protect their proprietary rights in their products and technologies. However, there is no guarantee these measures will prevent misappropriation or that competitors won’t develop technologies that are substantially equivalent or superior. Further, artificial intelligence companies often engage in significant amounts of spending on research and development, however such investment does not ensure commercial success and there is no guarantee that the products or services produced by these companies will be successful. Artificial intelligence companies are also vulnerable to cyberattacks, regulatory changes, and shifting business cycles, all of which can materially impact performance.

Information Technology Companies Risk.    Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Small- and Mid-Capitalization Companies Risk.    Small- and mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including narrower markets for their goods and/or services, more limited managerial and financial resources, limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks may not be well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities of small- and mid-capitalization companies held by the Fund resulting in more volatile performance. Small and/or mid-capitalization companies are typically less stable than larger, more established

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companies, and may also depend on a small number of essential personnel who may be less experienced than the management of larger companies. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Variable Interest Entity Risk.    The Fund may invest in non-Chinese holding companies that have created structures known as VIEs. VIEs allow exposure to certain Chinese companies that are unavailable for direct investment by foreign investors. In many sectors in China, companies are not allowed to have foreign ownership and cannot directly list on exchanges outside of China. Many Chinese companies have created VIE structures to enable indirect foreign ownership and raise capital from foreign investors. Under a VIE structure, a Chinese operating company establishes an offshore holding company in another jurisdiction, such as the Cayman Islands. That holding company enters into contractual agreements with the Chinese issuer or operating company to obtain economic exposure to the Chinese company. The holding company then issues shares on an exchange outside of mainland China. U.S. investors hold stock in the non-Chinese holding company rather than directly in the Chinese issuer or operating company, allowing U.S. investors to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Neither the holding company nor the shareholder of the VIE owns an equity interest in the Chinese operating company. However, for accounting purposes the holding company is able to consolidate the operating company into its financial statements. Neither the holding company nor the shareholder of the holding company has any voting rights or other types of control that an equity holder typically has.

VIEs have never formally been recognized under Chinese laws, though VIEs are well known to officials and regulators in China and are a longstanding industry practice. Intervention by the Chinese government with respect to VIEs could significantly and negatively affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company that are the basis for the economic exposure to the Chinese company. Any action by the Chinese government could considerably impact the financial condition of the VIE by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares of the VIE effectively worthless. Further, if Chinese officials determine that VIEs violate Chinese investment laws, the market value of the VIE would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. It is unknown whether any new laws, rules or regulations relating to VIEs will be adopted or, if adopted, what impact such laws, rules or regulations will have on the VIEs and on the Fund.

VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies. U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly

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decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the costs borne by the Fund if required to seek alternative markets in which to invest in such securities.

Cyber Security Risk.    The Fund, Adviser, Sub-Adviser, APs, services providers, Exchange and investment industry as a whole are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Similarly, cyber security breaches of the Fund’s third-party service providers, such as the Adviser, Sub-Adviser, distributor or other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, or the issuers of the securities in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Such cyber security breaches have the ability to cause disruptions and impact business operations, potentially resulting in: financial loss, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund and its shareholders could be negatively impacted as a result. The Fund may also incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The securities in the Fund are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes

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in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of the securities and on reinvestment in other securities, as well as possible increased taxable distributions.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange,

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which could result in a decrease in market price of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

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Volatility Risk.    The value of a security may fluctuate due to factors affecting markets generally or particular industries. This volatility may affect the Fund’s NAV. Securities in the Fund’s portfolio may be subject to price volatility and their prices may be more or less volatile than the market as a whole. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the Fund. Additionally, certain positions in the Fund may be susceptible to traders engaging in trading strategies that result in temporary swings and price movements. Such trading strategies could result in volatile trading prices of the Fund’s securities, and could adversely affect the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser to the Fund, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Advisers

Deepwater Asset Management, LLC, 21 North Third Street #250, Minneapolis, MN 55401, serves as an investment sub-adviser to the Fund. Deepwater has responsibility for the selection of equity securities for the Fund.

Penserra Capital Management LLC, 4 Orinda Way, Suite 100-A, Orinda, California 94563, serves as an investment sub-adviser to the Fund. Penserra has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Gene Munster, Doug Clinton, Dustin Lewellyn, Ernesto Tong and Christine Johanson each serve as the Fund’s portfolio managers. Each of the Fund’s portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Gene Munster.    Mr. Munster is a Managing Partner and Co-founder of Deepwater. Mr. Munster has served in this capacity since founding the firm in July 2017. Prior to joining Deepwater, Mr. Munster spent 21 years at Piper Jaffray where he served as a managing director and senior equity research analyst.

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•   Doug Clinton.    Mr. Clinton is a Managing Partner and Co-founder of Deepwater. Mr. Clinton has served in this capacity since co-founding the firm in July 2017. Mr. Clinton also serves as a member of the Investment Committee for Deepwater. Prior to joining Deepwater, Mr. Clinton worked as an equity research analyst at Piper Jaffray.

•   Dustin Lewellyn, CFA.    Mr. Lewellyn has been Chief Investment Officer with Penserra since 2012. He was President and Founder of Golden Gate Investment Consulting LLC from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than 6 years.

•   Ernesto Tong, CFA.    Mr. Tong has been a Managing Director with Penserra since 2015. Prior to that, Mr. Tong spent seven years a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

•   Christine Johanson, CFA.    Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022–March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018–February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

For additional information concerning Innovator and Penserra, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.70% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1

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plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Pursuant to an investment sub-advisory agreement between Innovator, the Trust (on behalf of the Fund), and each of Deepwater (the “Deepwater Sub-Advisory Agreement”) and Penserra (the “Penserra Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to each of Deepwater and Penserra in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Deepwater’s and Penserra’s sub-advisory fee. The Fund does not directly pay Deepwater or Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Penserra Sub-Advisory Agreement is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025. With respect to the Board’s approval of the Deepwater Sub-Advisory Agreement, the discussion regarding the basis for approval of such agreement will be available in the Fund’s Form N-CSRS for the fiscal period ended April 30, 2026.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

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There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

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Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

The Fund expects to declare and distribute all of its net investment income and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

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This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

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Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended (the “Code”) treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

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Taxes on Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Tax Credit

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund

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or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in the Shares.

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Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of all of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act (“Rule 2a-5”) defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio

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securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Trust’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Trust.

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Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator Deepwater Frontier Tech ETF

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$49.66	$(0.28)	$32.06	$31.78	$—	$—	$—	$—
10/31/2024	$33.65	$(0.17)	$16.17	$16.00	$—	$—	$—	$—
10/31/2023	$29.35	$(0.08)	$4.38	$4.30	$—	$—	$—	$—
10/31/2022	$56.02	$(0.04)	$(26.64)	$(26.68)	$—	$—	$—	$—
10/31/2021	$37.34	$(0.14)	$18.81	$18.67	$—	$—	$—	$—
					Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share		Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets Before Expense Reimbursement/ Recoupment(d)(e)	Ratio of Expense to Average Net Assets After Expense Reimbursement/ Recoupment(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
10/31/2025	$0.00	(g)	$81.44	63.99%	$166,957	0.70%	0.70%	(0.47)%	117%
10/31/2024	$0.01		$49.66	47.59%	$57,113	0.70%	0.70%	(0.37)%	165%
10/31/2023	$0.00	(g)	$33.65	14.64%	$33,651	0.70%	0.70%	(0.23)%	153%
10/31/2022	$0.01		$29.35	-47.60%	$32,288	0.70%	0.70%	(0.10)%	138%
10/31/2021	$0.01		$56.02	50.01%	$78,428	0.70%	0.70%	(0.27)%	134%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

(f)      Portfolio turnover rate excludes in-kind transactions.

(g)      Amount represents less than $0.005 per share.

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Innovator Deepwater Frontier Tech ETF

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator Equity Autocallable Income Strategy ETF

(NYSE Arca — ACEI)

February 27, 2026

Innovator Equity Autocallable Income Strategy ETF (the “Fund”) is a series of Innovator ETFs® Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “creation units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Equity Autocallable Income Strategy ETF

Investment Objective

The Fund seeks to provide investors with a high level of income and the potential to limit downside losses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.79%

(1)      “Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund is an actively managed ETF that seeks to provide investors with income distributions and the potential to limit downside losses, as determined by the performance of common stocks (each a “Reference Asset”) selected from a U.S. equity index, currently the S&P 500® Index (the “U.S. Equity Index”). The Fund seeks to principally invest in a laddered portfolio of over-the-counter (“OTC”) swap agreements, each seeking to replicate the defined return characteristics of an autocallable note on one Reference Asset (each, an “Autocallable Instrument” and collectively, the “Autocallable Instruments”). As described further below, each Autocallable Instrument in which the Fund invests is designed to provide the following investment profile:

•   Periodic Income Payments.    Potential for periodic income payments at defined times over the duration of an Autocallable Instrument, contingent on the performance of the Reference Assets.

•   Potential to Limit Downside Losses.    No participation in the losses of a Reference Asset unless the losses of such Reference Asset exceed a pre-determined investment barrier, in which case the Fund will experience the losses of such Reference Asset over the duration the Autocallable Instrument on a one-to-one basis, offset by any income payments received.

The Sub-Adviser (defined below) selects the Reference Assets for the Fund’s Autocallable Instruments by identifying the approximately 20 largest components of the U.S. Equity Index by market capitalization. From that universe of companies, the Sub-Adviser selects approximately 10 companies to be the “Reference Assets,” each with a corresponding Autocallable Instrument. The Sub-Adviser seeks to select the Reference Assets that produce the highest level of Coupon Payments (defined below) to the Fund.

The Fund will have continuous investment exposure to an Autocallable Instrument for each Reference Asset. The Fund will invest in Autocallable Instruments with differing “maturity dates” and “observation dates,” and such instruments will also have different “coupon rates,” “coupon barrier levels” and “maturity barrier levels” (see “Autocallable Instruments Payout Structure” below). Such laddered investing in Autocallable Instruments seeks to mitigate the risks associated with investing in an unfavorable market environment and help offset the timing risks inherent having the same observation dates and/or maturity date (see “Autocallable Instruments Laddering” below).

The Fund has adopted a policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in financial instruments that seek to generate income and provide exposure to equity securities.

The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”).

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The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate (i.e., hold 25% or more of its total assets) in the securities of a particular industry or group of industries, except that the Fund will concentrate to approximately the same extent as the Reference Assets. As of the date of this prospectus, through the Autocallable Instruments that provide exposure to the Reference Assets, the Fund has significant exposure to the communication services, consumer discretionary and information technology sectors.

Autocallable Instruments Payout Structure

The Autocallable Instruments have unique mechanics and payout structures that impact the potential return the Fund can expect to receive from an investment in such instruments. The Autocallable Instruments seek to replicate the payout structures of autocallable notes. While the investment results of an autocallable note depends on the performance of its reference asset, the payouts, if any, are in the form of coupon payments rather than capital appreciation related to such reference asset. An autocallable note is a debt obligation that is linked to the performance of one or more reference assets that automatically matures (i.e. is “auto-called”) if the reference asset is at or above a defined level (typically its initial level) on predetermined observation dates. In return for being subject to this auto-call contingency, autocallable notes have the potential to provide high coupon payment rates.

Each Autocallable Instrument in which the Fund invests will have the following investment terms:

Investment Term	Investment Function
“Coupon Payment”

Payment made by the counterparty of the Autocallable Instrument to the Fund, typically expressed as a percentage of the notional exposure of the instrument. Payable on the Coupon Observation Date until maturity.

“Autocallable Level”

The level of the Reference Asset at which the Autocallable Instrument will be automatically redeemed, if the value of the Reference Asset exceeds such level on a Call Observation Date. Typically, the Autocallable Level will be set at the initial value of the Reference Asset upon the execution of the instrument.

“No-Call Period”	Period during which an Autocallable Instrument cannot be called, regardless of the performance of the Reference Asset of the Autocallable Instrument (e.g., 6 months).
“Call Observation Date”

Periodic dates (i.e., quarterly) through the life of the Autocallable Instrument on which the Reference Asset is measured to evaluate the Reference Asset against the Autocallable Level (if outside the No-Call Period).

“Coupon Observation Date”

Periodic dates (i.e., monthly) through the life of the Autocallable Instrument on which each Market Index is measured to evaluate the worst performing Market Index against the Coupon Barrier Level to determine whether the Coupon Payment is made during a given month.

“Coupon Barrier Level”	Threshold amount of loss of the Reference Asset which, if exceeded on the Coupon Observation Date, a Coupon Payment will not be made.
“Maturity Date”	Date on which the Autocallable Instrument expires, and amounts are paid out by the parties.
“Maturity Barrier Level”

Threshold amount of loss of the Reference Asset which, if exceeded on the Maturity Date, determines the payouts made under the Autocallable Instrument. If the Maturity Barrier Level is not breached, the Fund will retain the full notional value of its investment. If the Maturity Barrier Level is breached, the Fund will experience the percentage of losses experienced by the Reference Asset over the duration of the Autocallable Instrument, net of cumulative Coupon Payments.

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The performance of a Reference Asset for a given Autocallable Instrument is evaluated at one of three categories of measurement dates: (1) the Coupon Observation Dates; (2) the Call Observation Dates; and (3) the Maturity Date. Below is a sample payout structure of an Autocallable Instrument:

Evaluation Timing	Reference Asset Value	Payout
Coupon Observation Date Evaluation	Greater than the Coupon Barrier Level	The Coupon Payment is made by the counterparty, and the Autocallable Instrument continues in existence. The Fund does not participate in any gains or losses of the Reference Asset.
	Less than the Coupon Barrier Level	The Coupon Payment is not made by the counterparty, but the Autocallable Instrument continues in existence. The Fund does not participate in any losses of the Reference Asset.
Call Observation Date Evaluation	Greater than the Autocallable Level	The Autocallable Instrument is automatically terminated. The Fund does not participate in any gains of the Reference Asset.
	Less than the Autocallable Level	The Autocallable Instrument continues in existence. The Fund does not participate in any losses of the Reference Asset.
Maturity Date Evaluation	Greater than the Maturity Barrier Level

The Autocallable Instrument returns the principal amount invested. The Fund experiences no gains or losses of the Reference Asset over the duration of the instrument. The gains experienced by the Fund are the cumulative Coupon Payments received.

Less than the Maturity Barrier Level

The Autocallable Instrument returns the principal amount invested, minus the entirety of the percentage of losses of the Reference Asset over the duration of the instrument. The losses experienced are equal to the losses of Reference Asset, offset by the cumulative Coupon Payments received.

The anticipated term of the Autocallable Instruments will be approximately 3-years. The Fund anticipates the Autocallable Instruments will have a 6-month No-Call Period, during which time the Autocallable Instruments will not be called if the Reference Asset is greater than the Autocallable Level and will continue to make Coupon Payments if the Reference Asset is above the Coupon Barrier Level on a Call Observation Date. The Fund seeks to limit downside risk associated with investments in the Reference Asset through the operation of the Maturity Barrier Levels attributed to each Autocallable Instrument.

The Autocallable Instruments utilized by the Fund will be evaluated on a particular Coupon Observation Date, Call Observation Date and/or Maturity Date based on the performance of the Reference Asset of the specific Autocallable Instrument. The Fund anticipates making periodic distributions from the Autocallable Instruments, which will only make Coupon Payments if the Coupon Barrier has not been met or exceeded by the Reference Asset. It is anticipated that the Coupon Barrier Levels for the Autocallable Instruments will be approximately 70% of the Autocallable Level and the Maturity Barrier Levels for the Autocallable Instruments will be approximately 70% of the Autocallable Level. The anticipated Coupon Rate from the Autocallable Instruments will be approximately 11% – 15%.

As Autocallable Instruments are subject to numerous measurement events (e.g., Coupon Observation Date evaluations, Call Observation Date evaluations and Maturity Date evaluations) and performance thresholds (e.g., Autocallable Levels, Coupon Barrier Levels and Maturity Date Levels), its performance can vary greatly. For example, if an Autocallable Instrument had a 1-year maturity, Coupon Observation Dates every month, Call Observation Dates every 3 months and

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a Coupon Payment of 10%, the maximum payout the Autocallable Instrument could produce for the Fund would be 120%. However, Autocallable Instruments will not produce a given Coupon Payment if on the Coupon Observation Date the Reference Asset exceeds the Coupon Barrier Level, and are subject to the loss of the entire notional amount of the Fund’s exposure to such instrument, after cumulative Coupon Payments received (if any), if the Reference Asset is less than the Maturity Barrier Level and the Maturity Date Evaluation. For additional information regarding the potential payout profile of a given Autocallable Instrument, see “Additional Information About the Fund’s Principal Investment Strategies” in the Fund’s Prospectus.

Autocallable Instruments Laddering

The Fund will seek to “ladder” its Autocallable Instruments. “Laddering” is an investment technique that utilizes multiple positions with multiple expiration dates, to avoid the risk of reinvesting a large portion of assets in an unfavorable market environment. The Fund will invest in a series of Autocallable Instruments that have 3-year Maturity Dates, monthly Coupon Observation Dates and staggered quarterly Call Observation Dates. Upon the maturity or call of any Autocallable Instrument, the Fund will roll the proceeds from such investment into a new Autocallable Instrument with the same Maturity Date. For example, if the Autocallable Instrument is called in the ninth month, the Fund expects to replace the autocalled investment with a new Autocallable Instrument that has a new 3-year Maturity Date. The Reference Assets for such Autocallable Instrument will be the highest yielding Reference Asset of the 20 common stocks not already held by the Fund. Additionally, the Fund will manage the Fund’s inflows and outflows to keep exposure to the Autocallable Instruments to be approximately in equal weights.

This laddered approach of investing is designed to help offset the timing risks inherent in the investment of Autocallable Instruments with the same Maturity Date or Coupon Observation Date. As a result of the Fund’s laddering, the Fund expects to have continuous exposure to each Reference Asset through Autocallable Instruments that have varying Maturity Dates, Call Observation Dates, Maturity Barrier Levels, Coupon Barrier Levels and Autocallable Levels to mitigate the risk associated with instruments that have the same measurement dates. As a result, the Fund’s returns are likely to be different than the returns the Fund would produce through investing in Autocallable Instruments with identical measurement dates.

Fund Investments

To implement its principal investment strategies, the Fund will invest in Autocallable Instruments that reference the Reference Assets and short-term U.S. Treasury securities (“U.S. T-Bills”) and/or money-market funds. Additional information regarding the U.S. Equity Index and the Reference Assets is available in the “Additional Information About the Fund’s Principal Investment Strategies” section.

A swap agreement is an instrument entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of the underlying reference assets, as detailed above. The gross returns to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount.” Swap agreements are typically closed out on a net basis. Thus, while the notional amount reflects the Fund’s total investment

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exposure under an OTC swap agreement, the net amount is the Fund’s current obligations (or rights) under the swap agreements. This net amount represents the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. The Fund will also invest in U.S. T-Bills and/or money market funds to use as collateral for the Autocallable Instruments. U.S. T-Bills are government debt instruments issued by the United States Department of the Treasury and are backed by the full faith and credit of the United States government. Money market funds are a type of fund that invests in cash, cash equivalents and short-term debt securities, and seeks to generate income while minimizing risk. It is possible for the Fund to lose money by investing in money market funds. Money market funds are subject to management fees and other expenses of those funds, and the Fund will bear proportionately the costs incurred by the money market funds’ operations in addition to the Fund’s management fee. The Fund’s investment in U.S. T-Bills and/or money market funds provides an opportunity for additional income to the Fund.

To provide greater flexibility to manage the Fund’s cash and to invest in income generating assets (beyond U.S. Treasury securities), the Fund may also utilize offsetting sets of option contracts in a strategy commonly referred to as a “Box Spread.” The Fund intends to use FLexible EXchange® option contracts (“FLEX Options”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). A “box spread” options strategy typically involves using a synthetic long position coupled with an offsetting synthetic short position through a combination of call and put option contracts. More specifically, the Fund would create a synthetic long position by (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. It would then create the synthetic short position by (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations. Box Spreads are expected to have return characteristics similar to cash equivalents.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

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Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Autocallable Returns Risk.    The Fund seeks to replicate the payout structure of autocallable notes through its investments in Autocallable Instruments. Autocallable notes differ in various ways from traditional debt securities. Autocallable notes do not guarantee a return of principal and limit the positive investment return that can be achieved through the operation of the Maturity Barrier Level, which if triggered by the Reference Asset, subjects the Fund to the losses of the Reference Asset. Further, the Fund does not participate in any upside gain of the Reference Asset and if the autocall feature of an instrument is triggered the Fund would forego any remaining Coupon Payments and may be unable to invest in another Autocallable Instrument with a similar level of risk and comparable return profile. The Coupon Payments of Autocallable Instruments are not linked to the performance of the Reference Asset at any time other than on the Maturity Date and Coupon Observation Dates. Moreover, because the Autocallable Instruments do not participate in any upside performance of the Reference Asset, the Fund’s positive returns are limited to the Coupon Payments. If the autocall feature is triggered, the Fund will forego future Coupon Payments and any positive returns may be limited. Further, the Fund may be unable to invest the proceeds in a subsequent Autocallable Instrument or one with similar terms, and therefore the Fund may not achieve its investment objective.

Barrier Risk.    The Autocallable Instruments utilize a Coupon Barrier Level and a Maturity Barrier Level, which each set forth the threshold amount of loss the Reference Asset may experience before the Fund will forfeit, Coupon Payments or a portion or all of the initial notional amount invested in such instrument, respectively. If the Coupon Barrier Level is breached on an Coupon Observation Date, the Fund will forfeit the Coupon Payment for sch period. It is possible that the Fund may not receive any Coupon Payments under an Autocallable Instrument over the duration of such instrument. If the Maturity Barrier Level is breached, the Fund will forfeit the percentage of the initial notional amount it invested that is equal to the entire amount of loss of the Reference Asset over the term of the Autocallable Instrument. Accordingly, the Fund could forfeit the entire notional exposure for any one Autocallable Instrument. Further, a shareholder may lose its entire investment in the Fund notwithstanding the sought-after limited downside protection intended to be provided by the Autocallable Instrument and the risk mitigation intended to be provided by the laddered portfolio.

Call Risk.    The Autocallable Instruments may be redeemed, or “called,” before their stated maturity date if the Autocallable Level is breached on a given Call Observation Date. In this event, the Fund will forego all future Coupon Payments associated with the Autocallable Instrument. If an instrument is called prior to its Maturity Date, the Fund’s income may decrease if the Fund must reinvest the proceeds into an Autocallable Instrument with a lower Coupon Rate. Further, in the event an Autocallable Instrument is called, there is no guarantee that the Fund will be able to invest in a new Autocallable Instrument or that such new instrument will have similar terms.

Concentration Risk.    Through its exposure to the securities that comprise the Reference Asset via the Autocallable Instruments, the Fund has exposure to the securities of a particular industry or group of industries to the same extent as the Reference Asset. To the extent the

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Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes.

Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform the Reference Asset or the U.S. Equity Index. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy.

Money Market Funds Risk.    Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.

Reference Asset Risk.    The Fund is exposed to the risks of the Reference Assets through the Autocallable Instruments. Such risks include those detailed below.

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of Shares will fluctuate with changes in the value of the Reference Assets.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Significant Exposure Risk.    To the extent that the Fund invests or has exposure to a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business

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or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. The Reference Assets provide significant exposure to the following sectors: consumer discretionary, information technology and communication services.

U.S. Government Securities Risk.    The Fund invests in U.S. T-Bills, which are government debt instruments issued by the U.S. Department of Treasury and are backed by the full faith and credit of the United States government. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. T-Bills trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. T-Bills may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasuries to decline. U.S. Treasuries are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments, specifically, OTC swap agreements. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Credit Risk.    Credit risk is the risk that issuer or other obligated party (associated with the Fund’s investments in Autocallable Instruments) may be unable or unwilling to make Coupon Payments when due. In addition, the value of such investments may decline because

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of concerns about the issuer’s ability or unwillingness to make such payments. While the Fund will review the credit rating of the counterparties of the Autocallable Instruments to assess such party’s overall creditworthiness, any such rating will not provide an assessment of a specific financial obligation of the issuer, such as an Autocallable Instrument. That notwithstanding, the counterparties of the Autocallable Instruments will have an investment grade rating at the time of investment. While any such counterparty credit rating will assess such party’s overall creditworthiness, it will not provide an assessment of a specific financial obligation of the issuer, such as an Autocallable Instrument.

FLEX Options Risk.    The Fund may utilize FLEX Options as part of its investment strategies, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the price return of the Fund, could be negatively impacted. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the reference asset of such option. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the reference asset on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the value of the reference asset, changes in interest rates, changes in the actual and implied volatility of the reference asset and the remaining time to until the FLEX Options expire.

Box Spread Risk.    If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not perform as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

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OTC Derivatives Risk.    The Fund may utilize derivatives that are traded over-the-counter. In general, OTC derivatives are subject to the same risks as derivatives generally, as described herein. However, because OTC derivatives do not trade on an exchange, the parties to an OTC derivative face heightened levels of counterparty risk, liquidity risk and valuation risk. The Autocallable Instruments will be OTC derivatives, and therefore its counterparty risk will be higher if it only trades with a single or small number of counterparties. The secondary market for OTC derivatives may not be as deep as for other instruments and such instruments may experience periods of illiquidity. In addition, some OTC derivatives may be complex and difficult to value. If the Fund fails to meet its payment or collateral delivery obligations under an Autocallable Instrument or some other termination or default event occurs, the counterparty to the contract could close out the contract and the Fund could experience significant losses and fail to achieve its investment objective.

Swap Agreements Risk.    The Fund expects to principally use swap agreements as the Autocallable Instruments. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the Commodity Futures Trading Commission (“CFTC”). CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s usage of swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swap agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swap agreements of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap agreements are also subject to the risk of imperfect correlation between the value of the reference asset underlying the agreement and the swap agreement itself. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, if a particular swap agreement is terminated or autocalled, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective.

Distribution Tax Risk.    The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund’s current and accumulated earnings

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and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Substantial uncertainties exist related to the calculation of income from the Synthetic Autocallable Contracts. The Fund intends to calculate the income from the contacts using the IRS rules for notional principal contracts. However, the application of such rules to the Synthetic Autocallable Contracts may be subject to challenge or varying interpretation. If the Fund is incorrect in its calculation of income, the Fund may be required to make an extraordinary distribution to distribute prior undistributed income or recharacterize prior distributions.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of the Fund’s assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset

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classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than

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if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Upside Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a

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market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code. The federal income tax treatment of the securities in which the Fund may invest, including the Fund’s usage of Autocallable Instruments, may not be clear. Any such failure to comply with the rules applicable to RICs could cause the Fund to fail to qualify as such. To qualify and maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. Among other requirements, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income and the Fund’s assets must be diversified so that at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations. The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Additionally, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear and may have adverse tax consequences, including but not limited to the Fund losing its status as a RIC.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.innovatoretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

•   Nate Dorr:    Principal and Senior Director at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager except Mr. Dorr has served in such capacity since the Fund’s inception in September 2025. Mr. Dorr has served in such capacity since February 2026.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may also issue and redeem Shares in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

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Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund is an actively managed ETF. The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”). The Fund has adopted a policy pursuant to Rule 35d-1 to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in financial instruments that seek to generate income and provide exposure to equity securities. For purposes of this policy, the Fund will use the notional value of the Autocallable Instruments. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy. There is no guarantee that the Fund will achieve its investment objective.

Additional Information about the Autocallable Instruments

The Fund will invest in Autocallable Instruments which seek to replicate the payout structures of autocallable notes. It is expected that the Autocallable Instruments will have Coupon Barrier Levels that are approximately 70% of the Autocallable Level and Maturity Barrier Levels that are approximately 70% of the Autocallable Level. Further, it is expected that the Coupon Payments will range from approximately 11% to 15%. The Autocallable Instruments will provide for the below payout structure at maturity.

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In addition to this payout structure at maturity, the Autocallable Instruments will be evaluated at two separate times: Coupon Observation Dates and Call Observation Dates. On each monthly Coupon Observation Date, the Coupon Payment is contingent upon the performance of the worst-performing Market Index, such that the following outcomes are produced:

1.    If the price of the worst-performing Market Index is above the Coupon Barrier Level, the Coupon Payment is made; or

2.    If the price of the worst-performing Market Index is below the Coupon Barrier Level, the Coupon Payment is not made.

Similarly, on each quarterly Call Observation Date, a principal action is determined such that the following outcomes are produced:

1.    If the price of the worst-performing Market Index is above the Autocallable Level, the principal is returned and a new Autocallable Instrument is entered into by the Fund; or

2.    If the price of the worst-performing Market Index is below the Autocallable Level, the principal exposure to the Autocallable Instrument is maintained and the instrument continues.

The Fund will principally use swap agreements as the Autocallable Instruments. Swap agreements are contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In connection with its usage of swap agreements, the Fund will not be required to make any upfront payment to the swap counterparty to enter into the transaction. The Fund’s swap agreements require the Fund pay the counterparty a financing rate, expected to be paid in monthly installments for the duration of the instrument.

Additional Information About the Reference Assets

The Autocallable Instruments will each reference a different Reference Asset, which will be comprised of a selection of the largest capitalization companies from a large capitalization, U.S. Equity Index, currently the S&P 500® Index. The S&P 500® Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float. The S&P 500® Index is rebalanced quarterly in March, June, September and December.

Investor Suitability Considerations

The Fund is a unique investment product that may not be suitable for all investors. An investor should consider investing in the Fund only if it, among other reasons, fully understands the risks inherent in an investment in the Fund’s Shares, desires to invest in a product that seeks to provide periodic income contingent upon the performance of the Reference Asset, fully understands the operationality of the Autocallable Instruments, fully understands the Fund may be subjected to the losses of the Reference Asset and will not participate in any capital appreciation of the Reference Asset, and that there is no guarantee that the Fund will be successful in achieving its investment objective. An investor should not consider investing in the Fund if it, among other reasons, does not fully understand the risks inherent in an investment in the Fund’s Shares, desires a product that

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provides for the potential for capital appreciation, does not understand the operationality of the Autocallable Instruments, and does not understand that the Fund may be subjected to the losses of the Reference Asset or is unwilling to bear such losses.

Fund Investments

Principal Investments

Swap Agreements

The Fund will enter into a series of OTC swap agreements with major global financial institutions to pursue its investment objective. Swap agreements are contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index. Any costs associated with using swap agreements may also have the effect of lowering the Fund’s returns. The Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. and approved by, and subject to the oversight of, the Board. The Fund will enter into swap agreements pursuant to Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

U.S. Government Securities

The Fund will generally invest in short-term U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Money Market Funds

The Fund may invest in money market funds, which are investment companies that invest in short-term higher quality securities and are designed to provide high liquidity with a lower risk profile. The money market funds in which the Fund invests may either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them.

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In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund invests are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options to produce a Box Spread options strategy. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significant of each risk factor below may change over time and you should review each risk factor carefully.

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Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Autocallable Returns Risk.    The Fund seeks to replicate the payout structure of autocallable notes through its investments in Autocallable Instruments. Autocallable notes differ in various ways from traditional debt securities. Autocallable notes do not guarantee a return of principal and limit the positive investment return that can be achieved through the operation of the Maturity Barrier Level, which if triggered by the Reference Asset, subjects the Fund to the losses of the Reference Asset. Further, the Fund does not participate in any upside gain of the Reference Asset and if the autocall feature of an instrument is triggered the Fund would forego any remaining Coupon Payments and may be unable to invest in another Autocallable Instrument with a similar level of risk and comparable return profile. The Coupon Payments of Autocallable Instruments are not linked to the performance of the Reference Asset at any time other than on the Maturity Date and Coupon Observation Dates. Moreover, because the Autocallable Instruments do not participate in any upside performance of the Reference Asset, the Fund’s positive returns are limited to the Coupon Payments. If the autocall feature is triggered, the Fund will forego future Coupon Payments and any positive returns may be limited. Further, the Fund may be unable to invest the proceeds in a subsequent Autocallable Instrument or one with similar terms, and therefore the Fund may not achieve its investment objective.

Barrier Risk.    The Autocallable Instruments utilize a Coupon Barrier Level and a Maturity Barrier Level, which each set forth the threshold amount of loss the Reference Asset may experience before the Fund will forfeit, Coupon Payments or a portion or all of the initial notional amount invested in such instrument, respectively. If the Coupon Barrier Level is breached on an Coupon Observation Date, the Fund will forfeit the Coupon Payment for sch period. It is possible that the Fund may not receive any Coupon Payments under an Autocallable Instrument over the duration of such instrument. If the Maturity Barrier Level is breached, the Fund will forfeit the percentage of the initial notional amount it invested that is equal to the entire amount of loss of the Reference Asset over the term of the Autocallable Instrument. Accordingly, the Fund could forfeit the entire notional exposure for any one Autocallable Instrument. Further, a shareholder may lose its entire investment in the Fund notwithstanding the sought-after limited downside protection intended to be provided by the Autocallable Instrument and the risk mitigation intended to be provided by the laddered portfolio.

Call Risk.    The Autocallable Instruments may be redeemed, or “called,” before their stated maturity date if the Autocallable Level is breached on a given Call Observation Date. In this event, the Fund will forego all future Coupon Payments associated with the Autocallable Instrument. If an instrument is called prior to its Maturity Date, the Fund’s income may decrease if the Fund must reinvest the proceeds into an Autocallable Instrument with a lower Coupon Rate. Further, in the event an Autocallable Instrument is called, there is no guarantee that the Fund will be able to invest in a new Autocallable Instrument or that such new instrument will have similar terms.

Concentration Risk.    Through its exposure to the securities that comprise the Reference Assets via the Autocallable Instruments, the Fund has exposure to the securities of a particular industry or group of industries to the same extent as the Reference Assets. To the extent the

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Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes.

Money Market Funds Risk.    Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.

Reference Asset Risk.    The Fund is exposed to the risks of the Reference Assets through the Autocallable Instruments. Such risks include those detailed below.

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of Shares will fluctuate with changes in the value of the equity securities that comprise the Reference Asset.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Although the securities of larger companies may, on average, be less volatile than those of companies with smaller market capitalizations, during different market cycles, the performance of large capitalization companies tends to trail the overall market during different market cycles.

Significant Exposure Risk.    To the extent that the Fund invests or has exposure to a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if

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the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. The Reference Assets provide significant exposure to the following sectors: consumer discretionary, information technology and communication services.

•   Communication Services Sector Risk.    Communication services companies may be affected by legislative or regulatory changes, adverse market conditions, and/or increased competition. Rapid advancements in technology, innovation of competitors, product obsolescence and government regulation make communication services companies particularly vulnerable. Communication services companies also rely on the use of intellectual property such as patents, copyrights and trademarks owned internationally or licensed through third parties. Infringement of intellectual property claims could have an adverse effect on the company. Changes in domestic and international demand, shifting demographics and unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

•   Consumer Discretionary Companies Risk.    Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Consumer discretionary companies may also be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace. Consumer discretionary companies have historically been characterized as relatively cyclical and therefore more volatile in times of change.

• Information Technology Companies Risk.    Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent

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new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

U.S. Government Securities Risk.    The Fund invests in U.S. T-Bills, which are government debt instruments issued by the U.S. Department of Treasury and are backed by the full faith and credit of the United States government. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. T-Bills trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. T-Bills may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasuries to decline. U.S. Treasuries are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments, specifically, OTC swap agreements. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments

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involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Credit Risk.    Credit risk is the risk that issuer or other obligated party (associated with the Fund’s investments in Autocallable Instruments) may be unable or unwilling to make Coupon Payments when due. In addition, the value of such investments may decline because of concerns about the issuer’s ability or unwillingness to make such payments. While the Fund will review the credit rating of the counterparties of the Autocallable Instruments to assess such party’s overall creditworthiness, any such rating will not provide an assessment of a specific financial obligation of the issuer, such as an Autocallable Instrument. That notwithstanding, the counterparties of the Autocallable Instruments will have an investment grade rating at the time of investment. While any such counterparty credit rating will assess such party’s overall creditworthiness, it will not provide an assessment of a specific financial obligation of the issuer, such as an Autocallable Instrument.

FLEX Options Risk.    The Fund may utilize FLEX Options as part of its investment strategies, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the price return of the Fund, could be negatively impacted. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the reference asset of such option. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the reference asset on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX

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Options will be affected by, among others, changes in the value of the reference asset, changes in interest rates, changes in the actual and implied volatility of the reference asset and the remaining time to until the FLEX Options expire.

Box Spread Risk.    If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not perform as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

OTC Derivatives Risk.    The Fund may utilize derivatives that are traded over-the-counter. In general, OTC derivatives are subject to the same risks as derivatives generally, as described herein. However, because OTC derivatives do not trade on an exchange, the parties to an OTC derivative face heightened levels of counterparty risk, liquidity risk and valuation risk. The Autocallable Instruments will be OTC derivatives, and therefore its counterparty risk will be higher if it only trades with a single or small number of counterparties. The secondary market for OTC derivatives may not be as deep as for other instruments and such instruments may experience periods of illiquidity. In addition, some OTC derivatives may be complex and difficult to value. If the Fund fails to meet its payment or collateral delivery obligations under an Autocallable Instrument or some other termination or default event occurs, the counterparty to the contract could close out the contract and the Fund could experience significant losses and fail to achieve its investment objective.

Swap Agreements Risk.    The Fund expects to principally use swap agreements as the Autocallable Instruments. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s usage of swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swap agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swap agreements of the type that may be utilized by the Fund are less liquid

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than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap agreements are also subject to the risk of imperfect correlation between the value of the reference asset underlying the agreement and the swap agreement itself. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, if a particular swap agreement is terminated or autocalled, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective.

Distribution Tax Risk.    The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Substantial uncertainties exist related to the calculation of income from the Synthetic Autocallable Contracts. The Fund intends to calculate the income from the contacts using the IRS rules for notional principal contracts. However, the application of such rules to the Synthetic Autocallable Contracts may be subject to challenge or varying interpretation. If the Fund is incorrect in its calculation of income, the Fund may be required to make an extraordinary distribution to distribute prior undistributed income or recharacterize prior distributions.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory

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penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively

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high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem

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relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Upside Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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Tax Risk.    The Fund intends to qualify as a RIC under Subchapter M of the Code. The federal income tax treatment of the securities in which the Fund may invest, including the Fund’s usage of Autocallable Instruments, may not be clear. Any such failure to comply with the rules applicable to RICs could cause the Fund to fail to qualify as such. To qualify and maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. Among other requirements, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income and the Fund’s assets must be diversified so that at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations. The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Additionally, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear and may have adverse tax consequences, including but not limited to the Fund losing its status as a RIC.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act.  Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures.  While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

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Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp, Maria Schiopu and Nate Dorr serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

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•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

•   Nate Dorr: Principal and Senior Director at Milliman.    Mr. Dorr has served as a Principal and Senior Director since 2017. He joined Milliman in 2011 as a Quantitative Developer and has been a key contributor to the firm’s risk management, quantitative modeling, and product development initiatives across Milliman’s hedging and financial risk solutions. Prior to joining Milliman, Mr. Dorr held actuarial and quantitative roles at Pacific Life and Transamerica, where he supported product design, risk analysis, and valuation functions. Mr. Dorr has more than 20 years of experience in actuarial science and quantitative finance. He holds a B.S. in Mathematics and Economics from Rose-Hulman Institute of Technology. He is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries.

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.79% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

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Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal period ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision

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in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund Shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

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Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

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This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

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Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Som capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.  The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gain tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

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Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term

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capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the statement of additional information for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value”

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represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

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If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

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Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator Equity Autocallable Income Strategy ETF

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025(g)	$25.00	$0.09	$(0.60)	$(0.51)	$—	$—	$—	$—
						Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share		Net Asset Value, End of Year	Total Return(c)		Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets Before Expense Reimbursement/ Recoupment(d)(e)	Ratio of Expense to Average Net Assets After Expense Reimbursement/ Recoupment(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
10/31/2025(g)	$0.38	(h)	$24.87	-0.53	%(i)	$4,352	0.79%	0.79%	3.53%	—%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

(f)      Portfolio turnover rate excludes in-kind transactions.

(g)      Inception date of the Fund was September 24, 2025.

(h)      The ETF Transaction Fees Per Share presented in these financial statements reflects an updated NAV calculation as of October 31, 2025 due to U.S. GAAP adjustments for financial statement reporting purposes.

(i)      The Total Return presented in these financial statements reflects an updated NAV calculation as of October 31, 2025 due to U.S. GAAP adjustments for financial statement reporting purposes. The Total Return prior to these adjustments was -1.32%.

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Innovator Equity Autocallable Income Strategy ETF

For more detailed information on the Fund, several additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent Statement of Additional Information, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator Equity Premium Income — Daily PutWrite ETF

(NYSE Arca — SPUT)

February 27, 2026

Innovator Equity Premium Income – Daily PutWrite ETF (the “Fund”) is a series of Innovator ETFs® Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares (“Shares”) on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Equity Premium Income – Daily PutWrite ETF

Investment Objective

The Fund seeks to provide current income while providing capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended October 31, 2025, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund is an actively-managed ETF that, under normal market circumstances, seeks to provide current income while seeking to provide capital appreciation. The Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities and financial instruments that give economic exposure to equity securities through a daily put-write options strategy. The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

As further described below, the Fund seeks to achieve its investment objective by implementing an investment strategy that invests: (i) a portion of its assets in select equity securities that comprise a broad U.S. large capitalization equity index; (ii) in financial instruments that provide 100% notional exposure to the investment performance of a daily “put-write” options portfolio (the “Options Strategy”); and (iii) in U.S. Treasury bills (“U.S. T-Bills”) and/or money market funds. The Fund’s portfolio is designed to produce the following investment profile:

•   Investment Growth Potential:

ο Capital Appreciation.    The Fund invests approximately 50% of its net assets in the equity securities of certain companies that are components of the Solactive GBS United States 500 Index (the “U.S. Equity Index”), a broad U.S. large-capitalization equity index (the “Equity Portfolio”). Through the Equity Portfolio, the Fund seeks to provide capital appreciation by experiencing the performance of the U.S. Equity Index to the extent of the Fund’s investment. See “Investment Portfolio—Equity Portfolio” below for additional information.

ο Current Income.    The Fund seeks to provide current income through monthly distributions generated primarily from premiums received from the implementation of the Options Strategy. The Options Strategy generates income from sold single-day expiration, approximately “5 delta” out-of-the-money put option contracts that reference the S&P 500® Price Return Index (“SPX”), a broad U.S. large-capitalization index that provides investment results substantially similar to the U.S. Equity Index (the “Daily Put Contracts”). As further described below, a “5 delta” Daily Put Contract is intended to have a low probability (i.e., approximately a 5% chance) of finishing in-the-money, at which point the Fund’s investment in the Daily Put Contract would experience a loss. As described further below, the Daily Put Contracts have expiration dates of the business day that immediately follows the day the Daily Put Contract is entered into. Through the Options Strategy, the Fund intends to sell Daily Put Contracts which have a notional value (i.e., the total underlying amount of a derivatives trade that measures the economic exposure of such position) that covers approximately 100% of the Fund’s net assets. The Fund also expects to receive income generated by its investments in U.S. T-Bills, money market funds and dividends, if any, from its investments in components of the U.S. Equity Index, as detailed below. See “Investment Portfolio—Options Strategy” below for additional information.

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•   Investment Loss Potential.    On a daily basis, the Fund will be subject to the downside performance of the Equity Portfolio and SPX by virtue of the Options Strategy. Through the Equity Portfolio, the Fund has the potential for capital loss by experiencing the daily returns of the U.S. Equity Index to the extent of the Fund’s investment. In addition, the Fund will experience losses from the Daily Put Contracts if the value of SPX falls below the strike price of the Daily Put Contracts written by the Fund. Because the Options Strategy has a notional value equal to 100% of the Fund’s assets, losses of the Options Strategy, combined with losses of the Equity Portfolio, may exceed losses experienced by the U.S. Equity Index and/or SPX. The Fund’s monthly income payments to investors may not be sufficient to offset any such losses on a total return basis. See “Options Strategy” below for additional information.

Investment Portfolio

The Fund is designed to provide monthly distribution payments while providing capital appreciation. The following chart represents the Fund’s portfolio, related investment function of each component, and approximate weightings within the portfolio. The Fund is an actively managed fund, and accordingly, the Sub-Adviser, subject to the supervision of the Adviser, has discretion to select the Fund’s investments and implement the Fund’s investment strategies.

Fund Holdings

Portfolio Investment	Approximate Weightings or Notional Value	Investment Details	Intended Investment Function
Options Strategy	Notional exposure of approximately 100% of the Fund’s assets

The Fund will sell Daily Put Contracts that cover 100% of the Fund’s assets through Daily Put Contracts sold directly by the Fund. In addition to Daily Put Contracts, the Fund may also use equity-linked notes (“ELNs”) or swap agreements to implement the Options Strategy.

Provides the Fund with recurring monthly income. The Options Strategy generates income in the form of premiums received while subjecting the Fund to potential downside exposure from losses experienced by SPX. The Daily Put Contracts provide income received for selling put options on 100% of the Fund’s net assets. See “Principal Investment Strategies–Options Strategy” and “Additional Information About the Fund’s Principal Investment Strategies” for additional information.

Equity Portfolio	50% of the Fund’s assets	The Fund invests in a representative sample of equity securities of companies in the U.S. Equity Index.

Provides capital appreciation by replicating the returns of the U.S. Equity Index while also providing dividend income, each to the extent of the Fund’s investment weighting. See “Principal Investment Strategies–Equity Portfolio” for additional information.

U.S. T-Bills and/or Money Market Funds	50% of the Fund’s assets	The Fund invests in: (1) U.S. T-Bills with maturities of less than one year; and/or (2) money market funds.	Provides the potential for income and serves as collateral for the Daily Put Contracts. See “Principal Investment Strategies–U.S. Treasury Bills and Money Market Funds” for additional information.

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Options Strategy

The Fund seeks to provide current income through monthly distributions generated primarily from premiums received from implementing a daily “put-write” options portfolio. The Fund seeks to obtain 100% notional exposure to the Fund’s net assets through the implementation of the Options Strategy. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option contract the right to buy or sell a particular asset at a specified future date at an agreed upon price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the seller of the put option contract (the “writer”) the obligation to buy, a specified amount of an underlying security at a pre-determined price (the “strike price”). If the price of the reference asset finishes above the strike price, the option contract expires worthless and the writer of the put option contract will experience a gain equal to the premium received for selling the option contract. If the price of the reference asset finishes below the strike price, the writer of the put option contract will experience losses equal to the difference between the price of the reference asset at exercise and the strike price, offset to the extent of the premiums received for writing the option contract. The Fund will sell exchange-traded option contracts. Exchange-traded option contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-traded option contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Fund sells option contracts that reference an index, and are cash-settled “European” style option contracts. An option is considered to be “European” style when it can be exercised only at expiration (contrasted with “American” style which can be exercised at any time prior to expiration). The Options Strategy utilizes “daily” option contracts (i.e., option contracts with an expiration date of the immediately following business day).

The Fund implements the Options Strategy which utilizes “Daily Put Contracts” — one-day maturity (i.e., options with an expiration date of the close of the next business day), “5 delta” put option contracts that reference SPX on a daily basis in order to provide income by virtue of premiums received. The amount of premiums generated by the Daily Put Contracts will vary based on market conditions. “Delta” is a measurement to calculate the probability that an option contract will finish in-the-money, at which point an investment in the option contract will experience a loss. The Daily Put Contracts are designed to reduce the likelihood such option contracts finish in-the-money, as a 5 delta put option contract is believed to have a 5% chance of finishing in-the-money. While the Options Strategy seeks to minimize the risk associated with the written put option contracts, the Fund’s sold Daily Put Contracts subject the Fund to risk of loss, including the risk that the Fund may lose a significant amount of its assets in a short period of time.

The Fund will experience losses from selling Daily Put Contracts directly if the value of SPX falls below the strike price. The Daily Put Contracts are considered to be uncovered, meaning the Fund does not directly own the securities underlying the option contracts. However, the Fund uses U.S. T-Bills and money market funds as collateral for these purposes and will liquidate assets as necessary to cover any losses incurred by its sold put option contracts.

In addition to the usage of Daily Put Contracts, the Fund may also use ELNs or swap agreements to implement the Options Strategy. The Fund may use ELNs or swap agreements to obtain 100% notional exposure to the Daily Put Contracts. ELNs are hybrid derivative-type instruments that are designed to combine the characteristics of one or more reference securities (e.g., a single stock, a stock index or a basket of stocks) and a related equity derivative. ELNs are structured
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as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and that are designed to offer a return linked to the underlying instruments within the ELN. A swap agreement is an instrument entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of the underlying reference assets.

Equity Portfolio

The Fund seeks to provide capital appreciation, as well as the potential for income, through the Equity Portfolio. The Fund anticipates investing approximately 50% of its assets in select equity securities of companies that are components of the U.S. Equity Index. As a result, the Fund will not experience the full extent of the investment gains or losses of the U.S. Equity Index, because only a portion of the Fund’s assets (i.e., approximately 50%) are invested in the Equity Portfolio.

The U.S Equity Index seeks to provide the returns of the 500 largest U.S. companies, as measured by market capitalization. The U.S. Equity Index is comprised of the common stock of the largest 500 U.S. companies ranked by total market capitalization (according to the securities’ free float market capitalization) in descending order. The U.S. Equity Index is rebalanced and reconstituted quarterly. The Fund will not invest in each component of the U.S. Equity Index. Rather, the Fund’s investment weightings of the constituents of the U.S. Equity Index in the Equity Portfolio will seek to provide returns that are substantially similar to the U.S. Equity Index. To the extent the Fund’s representative sampling approach fails to replicate the returns of the U.S. Equity Index, the level of noncorrelation with the returns of the U.S. Equity Index could increase and the Fund may further underperform the U.S. Equity Index. For additional information relating to the U.S. Equity Index, see “Additional Information About the Fund’s Principal Investment Strategies.”

The Fund may receive additional income through the Equity Portfolio to the extent any companies in which it invests pay dividends. Any dividend payments received by the Fund will be paid to investors as part of its anticipated monthly distributions.

U.S. Treasury Bills and Money Market Funds

The Fund invests approximately 50% of its assets in: (1) U.S. T-Bills with maturities of less than one-year (the Sub-Adviser generally expects to use U.S. T-Bills with one or three month maturities); and/or (2) money market funds. U.S. Treasury securities are government debt instruments issued by the United States Department of Treasury and are backed by the full faith and credit of the United States government. Money market funds is a type of fund that invests in cash, cash equivalents and short-term debt securities, and seeks to generate income while minimizing risk. It is possible for the Fund to lose money by investing in money market funds. Money market funds are subject to management fees and other expenses of those funds, and the Fund will bear proportionately the costs incurred by the money market funds’ operations in addition to the Fund’s management fee. The Fund’s investment in U.S. T-Bills and/or money market funds provides an opportunity for additional income to the Fund and serves as collateral for the Fund’s sold put option contracts, if any. The Fund’s investments in U.S. T-Bills and/or money market funds may be greater than 50% to the extent the Fund needs additional collateral for its direct selling of put option contracts.

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Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Equity Securities Risk.    The Fund has exposure to the equity securities markets because it holds equity securities directly and indirectly through its exposure to SPX provided by the Options Strategy. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of Shares will fluctuate with changes in the value of the equity securities that the Fund holds as well as the constituents of SPX. Additionally, market disruptions and regulatory restrictions could impact the equity securities held by the Fund, and such restrictions could adversely impact the performance of the Fund.

Income Risk.    The Fund’s income received, and therefore distributed, may vary and decline due to market conditions, among other factors. The Fund receives income from any dividends received through its investments in components of the U.S. Equity Index, income received from the Options Strategy, as well as the U.S. T-Bills and money market funds. If the income received from these investments decreases, the Fund will distribute less income.

Large Capitalization Companies Risk.    The Fund, directly through the Equity Portfolio and indirectly through exposure to SPX, has significant exposure to large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective. The Sub-Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

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Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform the U.S. Equity Index and/or similarly situated funds. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy, including, but not limited to, the weights of the equity securities in the Equity Portfolio and the Options Strategy. Further, the Daily Put Contracts utilized by the Fund provide 100% notional exposure to the Fund’s assets. To the extent the Daily Put Contracts sustain any losses, those losses may exceed those of SPX and will be realized on a daily basis with no opportunity to recapture such losses via the option contracts held by the Fund. Such factors may also cause the Fund to underperform the U.S. Equity Index and/or similarly situated funds.

Money Market Funds Risk.    Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.

Put-Write Risk.    Put option contracts may be subject to volatile swings in price influenced by the underlying reference asset. Although the Fund receives the premiums from the put option contracts utilized by the Options Strategy, the losses experienced by the Fund if the level of SPX falls below the strike price may be greater than the gains to the Fund from the receipt of the option premiums and may be more than the losses of SPX. Additionally, market conditions may negatively impact the amount of premiums received from selling put-write option contracts or impact the strike price of the option contracts, subjecting the Fund to more risk of loss.

Suitability Risk.    The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. The Fund may only be suitable for knowledgeable investors who understand how the Fund operates. The Fund is not intended to be used and is not appropriate for investors who do not actively monitor and manage their portfolios.

U.S. Treasury Bills Risk.    The Fund invests in U.S. T-Bills, which are government debt instruments issued by the U.S. Department of Treasury and are backed by the full faith and credit of the United States government. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. T-Bills trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. T-Bills may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasuries to decline. U.S. Treasuries

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are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.

Upside Participation Risk.    The Fund’s exposure to SPX that is provided by the Options Strategy has no upside participation. Therefore, any upside potential for the Fund will be limited to gains of the Equity Portfolio, plus any income generated through dividends and premiums. Because the Fund only invests a portion of its assets in the U.S. Equity Index directly, its upside participation in the returns of the U.S. Equity Index is limited. Further, because the Fund uses an optimized investment strategy in the implementation of the Equity Portfolio, the Fund will weight securities differently than the U.S. Equity Index, which may cause the Fund to underperform or overperform the U.S. Equity Index based on those different weightings.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the below risks, among others, associated with its use of derivative instruments.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security is unable or unwilling to meet its obligation on the security. In the event that the counterparty becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. If the Fund is unable to obtain a suitable counterparty or if no counterparties are available to the Fund, the Fund may not be able to achieve its objective.

Correlation Risk.    Prior to the expiration date of the put option contract, its value may vary because of related factors other than the value of the underlying reference assets of the option contracts. Factors that may influence the value of the option contracts include interest rate changes and implied volatility levels of underlying reference assets of the options, among others. Additionally, the Fund utilizes an optimization strategy to replicate the returns of the U.S Equity Index in the Equity Portfolio. The Fund may not be able to achieve a perfect degree of correlation to the U.S. Equity Index through implementing this strategy. Any amount of such non-correlation may adversely impact the Fund’s returns.

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Equity-Linked Notes Risk.    The Fund may invest in ELNs to implement the Options Strategy. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to risks of debt securities, such as credit risk and counterparty risk (each of which is described further below). Should the prices of the underlying instruments move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. The ELNs in which the Fund may invest would be privately negotiated over-the-counter instruments, and not traded on an exchange which subjects them to liquidity and valuation risk and may make ELNs difficult to sell and value. The ELNs may have limited or no secondary markets, which may cause liquidity issues if the Fund tries to sell such ELN. A lack of liquidity may also cause the value of the ELNs to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. If the Fund is unable to obtain a suitable counterparty, the Fund may not be able to achieve its investment objective. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.

The ELNs in which the Fund may invest may not be given a credit rating, and the Fund will be reliant on the Adviser and Sub-Adviser to evaluate the creditworthiness of the underlying security. The Fund’s ELN investments would subject it to the risk that issuers and/or counterparties will fail to make payments when due or default completely, or may go bankrupt. The value of the Fund’s ELN investments would be adversely affected if the issuer fails to deliver on its obligation, is subject to an actual or perceived deterioration in their credit quality or files for bankruptcy. In the event an issuer files for bankruptcy, the debt holders of such issuer may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. To the extent the Fund invests in ELNs, the issuers of such ELNs would have an investment grade rating at the time of investment. While any such issuer credit rating will assess the ELN issuer’s overall creditworthiness, it will not provide an assessment of a specific financial obligation of the issuer, such as an ELN. For additional information see “Counterparty Risk” and “Credit Risk”. Further, the Fund may be limited in the counterparties it can transact with via ELN investments due to regulatory restrictions, which may limit the number of available ELNs the Fund may invest in, and adversely impact the Fund.

Restricted Securities Risk.    The ELNs in which the Fund may invest may be considered “restricted securities.” Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and are generally subject to strict restrictions on resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. That notwithstanding, the ELNs in which the Fund may invest would be redeemable by the Fund (meaning the Fund may liquidate its position directly with the ELN before the stated maturity date) and callable by the issuer (meaning that the ELN may repurchase the ELN from Fund before the stated maturity date).

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Liquidity Risk.    The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. Liquidity risk may arise as a result of, among other things, market turmoil, reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, and liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market turmoil. In the event that trading in the Daily Put Contracts is limited or absent, the value of the Fund’s option contracts may decrease. There is no guarantee that a liquid secondary trading market will exist for the Daily Put Contracts. In a less liquid market for the Daily Put Contracts, terminating such contracts may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of Daily Put Contracts may more significantly impact the price in a less liquid market. A less liquid trading market may adversely impact the value of the Daily Put Contracts and the value of your investment.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability to effectively implement the option contracts strategy. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of option contracts also depends on the Fund’s ability to terminate its option contracts at times deemed desirable to do so, which cannot be assured. The Fund enters into option contracts in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Accordingly, the Fund is required to, among other things, adopt and implement a written derivatives risk management program and comply with limitations on risks relating to its derivatives transactions. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its ability to implement its principal investment strategies.

Swap Agreements Risk.    The Fund may utilize swap agreements in to implement the Options Strategy. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the Commodity Futures Trading Commission (“CFTC”). CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s usage of swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swap agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swap agreements of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon

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the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap agreements are also subject to the risk of imperfect correlation between the value of the reference asset underlying the agreement and the swap agreement itself. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, if a particular swap agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively

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high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to Sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Fund Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increases transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value (“NAV”) and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between

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the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the implementation of the Fund’s investment strategy, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Security Issuer Risk.    Issuer specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code, and accordingly the Fund must satisfy certain income, asset diversification and distribution requirements each year. The income

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requirement will be satisfied if the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income. The diversification requirement will be satisfied if (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations, and (ii) no more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer, of two or more issuers that are controlled, as determined under applicable provision of the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. The distribution requirement is satisfied if the Fund distributes, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). If the Fund were to fail to meet any of the requirements mentioned above, it would be taxed in the same manner as an ordinary corporation, and as a result, distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Additionally, the U.S. federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

The Fund’s options are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. Certain positions held by the Fund may be “section 1256 contracts” under the Code, requiring the Fund to mark to market such positions with any resulting gains or losses being treated as 60% long-term and 40% short-term capital gains or losses.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its investments may become more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

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Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.innovatoretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in March 2025. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with APs that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may also issue and redeem Shares in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than

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NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund is an actively managed ETF. The investment objective of the Fund is to provide current income while providing capital appreciation. The Fund’s investment objective and policies described herein are non-fundamental policies that may be changed by the Board without shareholder approval. The Fund may liquidate and terminate at any time without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”). The Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities and derivative instruments that give economic exposure to equity securities through a put-write options strategy. The Fund has adopted a policy to provide the Fund’s shareholders with at least 60 days prior notice of any change in this policy.

U.S. Equity Index

The Fund invests in equity securities that comprise the U.S. Equity Index, which seeks to provide the returns of the 500 largest U.S. companies, as measured by market capitalization. As of the date of this prospectus, the U.S. Equity Index was comprised of securities with a market capitalization range of approximately $4.1 billion to $4.2 trillion. The U.S. Equity Index ranks U.S. companies by total market capitalization in descending order, with the security having the highest market capitalization assigned a rank of 1. Securities selected for inclusion in the U.S Equity Index are selected as follows:

•   The securities with the top 425 market capitalizations are included.

•   The next 75 components are selected by first selecting companies that are constituents of the Equity Portfolio Index prior to the Equity Portfolio Index reconstitution and ranked outside of the top 425 in market capitalization rankings at the time of the reconstitution. The securities within the market capitalization rank of 426-600 within this pool will be chosen until the total number of components selected equals 500.

•   If fewer than 500 components exist after the foregoing step, the highest-ranking securities that were not previously Equity Portfolio Index components are then added until 500 companies are included.

Options Strategy

The Fund implements the Options Strategy through the Daily Put Contracts. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option contract the right to buy or sell a particular asset at a specified future date at an agreed upon price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the seller of the put option contract (the “writer”) the obligation to buy, a specified amount of an underlying security at a pre-determined price (the “strike price”). If the price of the reference asset finishes above the strike price, the option contract expires worthless and the writer of the put option contract will experience a gain equal to the premium received for selling the option contract. If the price of the reference asset finishes below the strike price, the writer of the put option contract will experience losses equal to the difference between the price of the reference

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asset at exercise and the strike price, offset by the premium received for writing the option contract. The “delta” of an option is a measure of how much the value of the option would be expected to change based on a change in the value of the asset underlying the option. The delta of an option changes over time and is related to the difference between the strike price and the current market price of the reference asset, the remaining time to maturity, and the expected volatility of the reference asset, among other factors. An option’s delta can be considered informative as to the estimated probability that such option is exercised based on current information. Therefore, with strike prices that would give a target delta of 5% for a put option contract, it would typically be expected that such option is unlikely to be exercised on any given day except in the case of a relatively large one-day decline of the reference asset.

Selling a put option contract entitles the seller to a premium equal to the value of the option at the time of trade and subjects the writer to the risk of loss if the price of the reference asset decreases below the strike price. The Options Strategy uses out-of-the-money short put option contracts. Therefore, the Fund is subject to the risk of SPX losses, but generates recurring income by selling, on a daily basis, put option contracts.

SPX measures the performance of the large-capitalization sector of the U.S. equity market, which includes over approximately 85% of the market capitalization of all publicly traded U.S. equity securities. The securities in SPX are weighted based on the float-adjusted market value of their outstanding shares. SPX consists of a broad range of industries.

The Fund receives premiums from the Daily Put Contracts on a daily basis. Therefore, the Options Strategy provides recurring cash flow to the Fund based on the premiums received from selling the put option contracts and are an important source of the Fund’s return. By using short put option contracts, the Fund is subject to the downside returns experienced by SPX, if such losses exceed the level of the strike price of the particular put option contract. While the Options Strategy seeks to reduce the risk of loss by utilizing approximately 5 delta put option contracts, the put option contracts subject the Fund to the risk of loss. Because the Fund writes put options that cover 100% of the Fund’s net assets, if the put options finish in-the-money, losses may be greater than the losses of SPX.

Fund Investments

Principal Investments

Equity Securities

The Fund invests in equity securities, specifically common stock, of select securities that comprise the U.S. Equity Index. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. The prices of common stock fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

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Equity-Linked Notes

ELNs are hybrid derivative-type instruments that are designed to combine the characteristics of one or more reference securities (e.g., a single stock, a stock index or a basket of stocks (“underlying securities”)) and a related equity derivative. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and are designed to offer a return linked to the underlying securities within the ELN. ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly or semiannually), varied participation rates (the rate at which a Fund participates in the appreciation of the underlying securities), limitations on the appreciation potential of the underlying securities by a maximum payment or call right, and different protection levels on a Fund’s principal investment. If the ELN is held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity.

Money Market Funds

The Fund may invest in money market funds, which are investment companies that invest in short-term higher quality securities and are designed to provide high liquidity with a lower risk profile. The money market funds in which the Fund invests may either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Option Contracts

In general, an option contract is an agreement between a buyer and a seller that gives the purchaser of the option the right to purchase or sell the underlying asset (or deliver cash equal to the value of an underlying index) at a specified price (“strike price”) within a specified time period.

Options contracts on an index give one party the right to receive or deliver cash value of the particular index, and another party the obligation to receive or deliver the cash value of that index. Option contracts on an individual security such as an ETF give one party the right to buy or sell the particular security, and another party the obligation to sell or buy that same security. A put option contract allows the holder of the put option contract to sell a specific asset at a pre-determined price. A call option contract allows the holder of the call option contract to buy a specific asset at a pre-determined price. Many options are exchange-traded and are available to investors with set or defined contract terms (standardized options) and are settled through a clearing house and are guaranteed (though are still subject to risk, including counterparty risk). The Fund intends to use standardized listed options.

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The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. The Fund’s option contracts are exchange-traded, and therefore will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board. The Fund will enter into option contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

Swap Agreements

Swap agreements are contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index. Any costs associated with using swap agreements may also have the effect of lowering the Fund’s returns.

U.S. Treasuries

U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government. The Fund will invest in U.S. T-Bills, which are U.S. Treasuries with maturity dates ranging from four weeks to fifty-two weeks.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.innovatoretfs.com.

Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Equity Securities Risk.    The Fund has exposure to the equity securities markets because it holds equity securities directly in the Equity Portfolio and indirectly through its exposure to SPX provided by the Options Strategy. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the

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Fund is based on the market prices of the securities to which the Fund has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole, including, but not limited to, changes in interest rates. Historically, the equity markets have moved in cycles so that the value of the Fund’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response. The value of Shares will fluctuate with changes in the value of the equity securities that the Fund holds as well as the constituents of SPX. Additionally, market disruptions and regulatory restrictions could impact the equity securities held by the Fund, and such restrictions could adversely impact the performance of the Fund.

Income Risk.    The Fund’s income received, and therefore distributed, may vary and decline due to market conditions, among other factors. The Fund receives income from any dividends received through its investments in components of the U.S. Equity Index, income received from the Options Strategy, as well as the U.S. T-Bills and money market funds. If the income received from these investments decreases, the Fund will distribute less income.

Large Capitalization Companies Risk.    The Fund, directly through the Equity Portfolio and indirectly through exposure to SPX, has significant exposure to large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective. The Sub-Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform the U.S. Equity Index and/or similarly situated funds. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy, including, but not limited to, the weights of the equity securities in the Equity Portfolio and the Options Strategy. Further, the Daily Put Contracts utilized by the Fund provide 100% notional exposure to the Fund’s assets. To the extent the Daily Put Contracts sustain any losses, those losses may exceed those of SPX and will be realized on a daily basis with no opportunity to recapture such losses via the option contracts held by the Fund. Such factors may also cause the Fund to underperform the U.S. Equity Index and/or similarly situated funds.

Money Market Funds Risk.    Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own

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management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.

Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees in certain circumstances, including times of market stress or heavy redemptions. If the Fund invested in a money market fund with a floating NAV, the impact on the trading and value of the money market instrument may negatively affect the Fund.

Put-Write Risk.    Put option contracts may be subject to volatile swings in price influenced by the underlying reference asset. Although the Fund receives premiums on the put option contracts utilized by the Options Strategy, the losses experienced by the Fund if the level of SPX falls below the strike price may be greater than the gains to the Fund from the receipt of the option premiums and may be more than the losses of SPX. Additionally, market conditions may negatively impact the amount of premiums received from selling put-write option contracts or impact the strike price of the option contracts, subjecting the Fund to more risk of loss.

Suitability Risk.    The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. The Fund may only be suitable for knowledgeable investors who understand how the Fund operates. The Fund is not intended to be used and is not appropriate for investors who do not actively monitor and manage their portfolios.

U.S. Treasury Bills Risk.    The Fund invests in U.S. T-Bills, which are government debt instruments issued by the U.S. Department of Treasury and are backed by the full faith and credit of the United States government. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasuries trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. Treasuries may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasuries to decline. U.S. Treasuries are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.

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Upside Participation Risk.    The Fund’s exposure to SPX that is provided by the Options Strategy has no upside participation. Therefore, the gains experienced by the Fund will be limited to gains of the Equity Portfolio, plus any income generated through dividends and premiums. Further, because the Fund only invests a portion of its assets in the U.S. Equity Index directly, its upside participation in the returns of the U.S. Equity Index is limited. Because the Fund uses an optimized investment strategy in the implementation of the Equity Portfolio, the Fund will weight securities differently than the U.S. Equity Index, which may cause the Fund to underperform or overperform the U.S. Equity Index based on those different weightings.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Correlation Risk.    Prior to the expiration date of the put option contract, its value may vary because of related factors other than the value of the underlying reference assets of the option contracts. Factors that may influence the value of the option contracts include interest rate changes and implied volatility levels of underlying reference assets of the options, among others. Additionally, the Fund utilizes an optimization strategy to replicate the returns of the U.S Equity Index in the Equity Portfolio. The Fund may not be able to achieve a perfect degree of correlation to the U.S. Equity Index through implementing this strategy. Any amount of such non-correlation may adversely impact the Fund’s returns.

Credit Risk.    The Fund’s potential investment in ELNs or swap agreements subjects it to credit risk. Credit risk is the risk that issuer or other obligated party may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of such investments may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security is unable or unwilling to meet its obligation on the security. In the event that the counterparty becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. If the Fund is unable to obtain a suitable counterparty or if no counterparties are available to the Fund, the Fund may not be able to achieve its objective.

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Equity-Linked Notes Risk.    The Fund may invest in ELNs to implement the Options Strategy. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to risks of debt securities, such as credit risk and counterparty risk (each of which is described further below). Should the prices of the underlying instruments move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. The ELNs in which the Fund may invest would be privately negotiated over-the-counter instruments, and not traded on an exchange which subjects them to liquidity and valuation risk and may make ELNs difficult to sell and value. The ELNs may have limited or no secondary markets, which may cause liquidity issues if the Fund tries to sell such ELN. A lack of liquidity may also cause the value of the ELNs to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. If the Fund is unable to obtain a suitable counterparty, the Fund may not be able to achieve its investment objective. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.

The ELNs in which the Fund may invest may not be given a credit rating, and the Fund will be reliant on the Adviser and Sub-Adviser to evaluate the creditworthiness of the underlying security. The Fund’s ELN investments would subject it to the risk that issuers and/or counterparties will fail to make payments when due or default completely, or may go bankrupt. The value of the Fund’s ELN investments would be adversely affected if the issuer fails to deliver on its obligation, is subject to an actual or perceived deterioration in their credit quality or files for bankruptcy. In the event an issuer files for bankruptcy, the debt holders of such issuer may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. To the extent the Fund invests in ELNs, the issuers of such ELNs would have an investment grade rating at the time of investment. While any such issuer credit rating will assess the ELN issuer’s overall creditworthiness, it will not provide an assessment of a specific financial obligation of the issuer, such as an ELN. For additional information see “Counterparty Risk” and “Credit Risk”. Further, the Fund may be limited in the counterparties it can transact with via ELN investments due to regulatory restrictions, which may limit the number of available ELNs the Fund may invest in, and adversely impact the Fund.

Restricted Securities Risk.    The ELNs in which the Fund may invest may be considered “restricted securities.” Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and are generally subject to strict restrictions on resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. That notwithstanding, the ELNs in which the Fund may invest would be redeemable by the Fund (meaning the Fund may liquidate its position directly with the ELN before the stated maturity date) and callable by the issuer (meaning that the ELN may repurchase the ELN from Fund before the stated maturity date).

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Liquidity Risk.    The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. In the event that trading in the underlying options contracts is limited or absent, the value of the Fund’s options contracts may decrease. There is no guarantee that a liquid secondary trading market will exist for the options contracts. The trading in options contracts may be less deep and liquid than the market for certain other securities. In a less liquid market for the options contracts, terminating the options contracts may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the options contracts, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the options contracts and the value of your investment.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability to effectively implement the option contracts in pursuit of the Fund’s investment objective. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of option contracts also depends on the Fund’s ability to terminate its option contracts at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an advantageous price. In addition, the value of the options contracts utilized by the Fund may not increase or decrease at the same rate as the reference asset on a day-to-day basis (although they generally move in the same direction). However, as an option contract approaches its expiration date, its value typically increasingly moves with the value of the reference asset. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to implement its principal investment strategies.

Swap Agreements Risk.    The Fund may utilize swap agreements in to implement the Options Strategy. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of

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swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the CEA in connection with the Fund’s usage of swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swap agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swap agreements of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap agreements are also subject to the risk of imperfect correlation between the value of the reference asset underlying the agreement and the swap agreement itself. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, if a particular swap agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

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Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to Sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Fund Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increases transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value (“NAV”) and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

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Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the implementation of the Fund’s investment strategy, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Market Risk.    The securities in the Fund are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group

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of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Security Issuer Risk.    Issuer specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code, and accordingly the Fund must satisfy certain income, asset diversification and distribution requirements each year. The income requirement will be satisfied if the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income. The diversification requirement will be satisfied if (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations, and (ii) no more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer, of two or more issuers that are controlled, as determined under applicable provision of the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. The distribution requirement is satisfied if the Fund distributes, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income

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for each taxable year (plus 100% of any undistributed amounts for prior years). If the Fund were to fail to meet any of the requirements mentioned above, it would be taxed in the same manner as an ordinary corporation, and as a result, distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Additionally, the U.S. federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

The Fund’s options are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. Certain positions held by the Fund may be “section 1256 contracts” under the Code, requiring the Fund to mark to market such positions with any resulting gains or losses being treated as 60% long-term and 40% short-term capital gains or losses.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its investments may become more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is a separate series of the Trust, a registered management investment company.

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Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

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For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.79% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for the Fund’s interest expenses, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal period ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

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Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund Shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

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Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

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Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund, however the Fund expects to make such dividend payments on a monthly basis. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This U.S. federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the U.S. federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under U.S. federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If the Fund qualifies as a RIC and distributes its income as required by the provisions of the Code applicable to RICs, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   Your Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distribution tests. The Fund intends to treat any income that it may derive from its option contracts as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income, the Fund could lose its own status as a RIC. In addition, based upon language in the

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legislative history, the Fund intends to treat the issuer of the option contracts as the referenced asset. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of option contracts, the Fund could lose its own status as a RIC.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when you sell your Shares, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for U.S. federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated U.S. federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

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An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain

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dividends) and will be subject to U.S. withholding taxes, subject to certain exceptions described below. Certain non-U.S. investors may be subject to U.S. federal income taxes and estate tax with respect to their Shares.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation

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will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded option contracts (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

Valuations of the ELNs are priced generally at an evaluated price provided by a counterparty and independently valued by an approved independent third party.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact the Trust’s pricing committee (the “Pricing Committee”). The Pricing Committee is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). The Pricing Committee will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by the Pricing Committee in a manner that

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most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

For more information about how the Fund’s NAV is determined, please see the section in the statement of information entitled “Determination of Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator Equity Premium Income – Daily PutWrite ETF

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025(g)	$25.00	$0.99	$2.23	$3.22	$(1.00)	$—	$—	$(1.00)
					Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share		Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets Before Expense Reimbursement/ Recoupment(d)(e)	Ratio of Expense to Average Net Assets After Expense Reimbursement/ Recoupment(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
10/31/2025(g)	$0.00	(h)	$27.22	13.17%	$8,165	0.79%	0.79%	6.01%	46%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

(f)      Portfolio turnover rate excludes in-kind transactions.

(g)      Inception date of the Fund was March 13, 2025.

(h)      Amount represents less than $0.005 per share.

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Innovator Equity Premium Income — Daily PutWrite ETF

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information, such as Fund financial statements, are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator Gradient Tactical Rotation Strategy ETF

(NYSE Arca — IGTR)

February 27, 2026

Innovator Gradient Tactical Rotation Strategy ETF (the “Fund”) is a series of Innovator ETFs Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund intends to list and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Gradient Tactical Rotation Strategy ETF

Investment Objective

The Fund seeks to provide long term capital appreciation with an objective of providing excess returns over the S&P Global Broad Market Index (“S&P Global BMI”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 418% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund is an active ETF that seeks to provide excess returns over the S&P Global BMI utilizing a rules-based investment process. The S&P Global BMI is a market capitalization-weighted index providing a broad measure of global equities markets. Gradient Investments, LLC (“Gradient”) and Penserra Capital Management LLC (“Penserra,” and together with Gradient, the “Sub-Advisers”) each serve as investment sub-advisers to the Fund. Penserra is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund’s portfolio and providing cash management services in accordance with the strategy signals and investment advice provided by Gradient. The Sub-Advisers are not affiliated with the Fund or Innovator Capital Management, LLC (“Innovator” or the “Adviser”), the Fund’s investment adviser.

The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund seeks to achieve its investment objective by identifying the global equity market segment that is displaying the strongest price momentum metrics, as described below. Pursuant to its investment strategy, the Fund will invest in equity securities, which will include direct investments in U.S. and non-U.S. listed common stocks and depositary receipts. The Fund’s direct investments in non-U.S. listed securities may be denominated in foreign currency. The Fund may also purchase equity securities of non-U.S. companies that utilize American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).

The Fund’s active strategy utilizes a rules-based, two-factor approach to create tactical investment opportunities. First, the Fund defines the investable universe by identifying three broad-based geographic equity markets: (1) U.S. markets; (2) international developed markets; and (3) emerging markets. Second, the Fund identifies the following market subsectors within each of the above geographic equity markets:

•   High beta refers to securities that fluctuate to a greater degree when compared to other securities in an equity market;

•   Momentum refers to securities that have had stronger recent performance compared to other securities, on the basis that these securities will continue to increase in value;

•   Neutral broad market refers to securities of issuers with expansive geographic coverage for market diversification that generally fluctuate consistent with broad market conditions; and

•   Low volatility refers to securities that fluctuate to a lesser degree when compared to other securities in an equity market.

“Volatility” is defined as the characteristic of a security to fluctuate in price over a period of time and “beta” is defined as the volatility of a security relative to the total market.

The Fund’s resulting investable universe consists of ten market segments. Nine of the market segments are comprised of equity securities that provide investment exposure to a combination of (1) one of the three geographic equity markets (U.S., international developed or emerging)

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and (2) one of the four equity market subsectors (high beta, momentum, neutral broad market or low volatility). Each of these nine global equity market segments are represented by the equity securities that comprise an index (each, a “Market Segment Index”), as identified in the chart below. The tenth segment represents the Fund’s investment in cash or cash equivalents (e.g., short-term U.S. Treasury bills) to the extent that no Market Segment Index is identified for investment, as further described below.

U.S. High Beta Index	International Developed Momentum Index	Emerging Market Momentum Index
U.S. Neutral Broad Market Index	International Developed Neutral Broad Market Index	Emerging Market Neutral Broad Market Index
U.S. Low Volatility Index	International Developed Low Volatility Index	Emerging Market Low Volatility Index
Cash or cash equivalents

For more information on the nine equity market segments, as represented by a Market Segment Index, please see the section entitled “Additional Information About the Fund’s Principal Investment Strategies.”

The investable universe is analyzed based on metrics each month to identify the strongest (and avoid the weakest) geographic equity markets and market subsectors in the global equity markets. On a monthly basis, Gradient uses a top-down price momentum methodology to determine which geographic equity market shows the strongest price momentum trend. Next, Gradient identifies which market subsector has the strongest price momentum trend within the selected geographic equity market to provide an investment instruction (i.e., a “strategy signal”) for which global equity market segment Penserra should invest on behalf of the Fund (if any), as represented by a Market Segment Index. A strong “momentum” view by Gradient indicates a belief that equity securities in the Market Segment Index are more likely than not to sustain movement in a positive direction, rather than change directions. This strategy determination, made by Gradient on behalf of the Fund, will be signaled to Penserra at the end of each month and, if applicable, the Fund’s portfolio will subsequently be adjusted by selling securities and investing in the underlying equity securities of the Market Segment Index that Gradient identifies as having the strongest price momentum trend. In the event that Gradient determines that all nine global equity market segments exhibit a significant and sustained price momentum decline such that none of the Market Segment Indices are expected to provide excess returns over the S&P Global BMI, the Fund will invest in a cash or cash equivalent position until a Market Segment Index with a positive price momentum returns is identified for investment.

Penserra will manage the Fund’s investments in accordance with Gradient’s rules-based investment process. However, Penserra may, at its discretion, invest in a smaller portion of the securities comprising a Market Segment Index that collectively has an investment profile of the index constituents that constitute that of Gradient’s strategy signal. With respect to non-U.S. listed securities in the Market Segment Index selected by Gradient, Penserra expects to invest directly on the foreign exchange unless the applicable Market Segment Index provides for an investment in a depositary receipt. In addition, from time to time, rather than investing directly in the non-U.S. exchange, Penserra expects to invest in the ADRs or GDRs of such foreign securities to manage differences in timing of market closures and may invest in one or more ETFs to obtain exposure to an emerging market.

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The Sub-Advisers’ monthly adjustment to the Fund’s investment strategy will cause the Fund to have a higher portfolio turnover rate than other funds. To the extent the Fund invests a significant portion of its assets in a given geographic region or investment sector, the Fund will be exposed to the risks associated with that geographic region or investment sector.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

High Beta Risk.    High beta stocks are more sensitive to changes in the market, and thus may be more volatile based on historical market data, compared to the overall market. A portfolio composed of high beta stocks may be subject to greater swings in value and may change unpredictably, thus affecting the value of such securities and, consequently, the value of the Fund.

Low Volatility Risk.    While low volatility stocks are seen as having a lower risk profile than the overall markets, they are still subject to the general risks of common stocks. However, a portfolio composed of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. As such, low volatility stocks may underperform the broader market during periods of rapidly rising stock prices.

Momentum Investing Risk.    A momentum style of investing emphasizes investing in securities that have had stronger recent performance compared to other securities, on the basis that these securities will continue to increase in value. Securities that previously exhibited relatively high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns of such securities may be less than the returns of other styles of investing. Momentum can change quickly, and these securities may experience rapid and substantial declines in value. Additionally, there may be periods when the price momentum style of investing is out of favor and the investment performance of the Fund may suffer.

Performance Variability Risk.    The performance of the Fund and the Market Segment Indices that represent the global equity market segments the Fund invests in may vary for a variety of reasons. This performance variability may occur because of differences, if any, between the equity securities held in the Fund’s portfolio and those included in a Market Segment Index to the extent the Fund invests in a smaller portion of securities that comprise a Market Segment Index. Performance variability may also occur due to pricing differences, transaction costs incurred by the Fund, the Fund’s holding of cash or cash equivalents, acceptance of

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custom baskets or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Performance variability may also occur because the Fund incurs fees and expenses, while the equity indices do not. When the Fund rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Due to the time required for the Sub-Advisers to implement the Fund’s investment program on a monthly basis, the Fund’s portfolio may not always correlate to the securities of the Market Segment Index that was selected based on the strategy signal. Errors with respect to the quality, accuracy and completeness of the data used to compile the equity indices may occur from time to time and may not be identified and corrected by the Fund for a period of time or at all.

Equity Securities Risk.    Equity securities, including the Fund’s investments in common stocks, may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. Common stockholders may be subject to greater risks than holders of debt securities or preferred stock because common stockholders claims are subordinated to those of holders of debt securities and preferred stocks upon the bankruptcy of an issuer. The value of Shares will fluctuate with changes in the value of the equity securities the Fund invests in.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. companies (particularly in emerging markets) present risks beyond those of securities of U.S. issuers and can be more volatile than investments in U.S. companies. Risks of investing in securities of foreign companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Further, other diplomatic, political or economic developments can affect investments in foreign companies. Prices of non-U.S. securities may also be more volatile. Finally, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Depositary Receipts Risk.    The Fund invests in depositary receipts which are currently expected to be comprised of American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). Depositary receipts, such as ADRs or GDRs, may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear

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all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Emerging Markets Risk.    Emerging markets are generally more volatile than markets of more developed countries and may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market companies are also subject to a greater risk of market closure or manipulation, less liquidity, limited reliable access to capital and exchange delisting. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk with custody of securities than developed markets. Additionally, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the required infrastructure to attract large amounts of non-U.S. trade and investment. Additionally, the rights and remedies available to investors in emerging market securities may be more limited than those available for investments in more developed markets. Finally, the limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective.

Currency Risk.    The Fund’s direct investments in foreign-listed securities will be denominated in foreign currency. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s NAV could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Exchange-Traded Funds Risk.    The Fund may invest in shares of other ETFs, and the Fund will be subject to the risks associated with such other ETFs’ investments in connection therewith. Additionally, investing in underlying ETFs subjects the Fund to the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Security Issuer Risk.    Issuer specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

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Cyber Security Risk.    The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

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Portfolio Turnover Risk.    The Fund may be subject to high portfolio turnover due to the Fund’s monthly rebalance and reconstitutions. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of the securities and on reinvestment in other securities, as well as possible increased taxable distributions.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

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Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of a market index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-0.17%
4.06%
15.92%
2023
2024
2025

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The Fund’s highest quarterly return was 15.42% (quarter ended March 31, 2024) and the Fund’s lowest quarterly return was (11.29)% (quarter ended December 31, 2024).
Average Annual Total Return as of December 31, 2025
Innovator Gradient Tactical Rotation Strategy ETF	1 Year	Since Inception (11/16/2022)
Return Before Taxes	15.92%	5.46%
Return After Taxes on Distributions	15.70%	5.20%
Return After Taxes on Distributions and Sale of Fund Shares	9.58%	4.25%
S&P Global Broad Market Index – Total Return (reflects no deduction for fees, expenses or taxes)	22.47%	18.91%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	20.90%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Advisers

Gradient Investments, LLC

Penserra Capital Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Michael Binger, CFA:    President of Gradient Investments, LLC

•   Jeremy Bryan, CFA:    Senior Portfolio Manager of Gradient Investments, LLC

•   Dustin Lewellyn, CFA:    Chief Investment Officer of Penserra Capital Management LLC

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•   Ernesto Tong, CFA:    Managing Director of Penserra Capital Management LLC

•   Christine Johanson, CFA:    Director at Penserra Capital Management LLC

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund and have served in such capacity since the Fund’s inception in November 2022. Ms. Johanson has served in such capacity since August 2024.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may also issue and redeem Shares in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund is an actively managed ETF. The investment objective of the Fund is to seek long-term capital appreciation, while mitigating overall market risk. The Fund’s investment objective and policies described herein are non-fundamental policies that may be changed by the Board without shareholder approval. The Fund may liquidate and terminate at any time without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”). The Fund’s rules-based investment strategy is strategically designed to generate excess returns over the S&P Global Broad Market Index (“S&P Global BMI”) by investing in broad geographic equity markets and market subsectors to maximize risk-adjusted return over full market cycles. The S&P Global BMI is a broad-based index of global equities maintained by Standard and Poor’s (S&P) that spans 49 developed and emerging market countries, more than 14,000 companies and tracks over 99% of each constituent country’s available market capitalization. The S&P Global BMI contains all publicly listed securities with float-adjusted market values of $100 million or more that also meet a set of minimum daily trading rules – currently that it has a minimum of $50 million value traded over the last 12 months. The S&P Global BMI is rebalanced every September with initial public offering updates and share changes in March, June and December.

The Fund’s active strategy utilizes a rules-based, two-factor approach to create tactical investment opportunities. The Fund seeks to achieve its investment objective by identifying the global equity market segment that is displaying the strongest price momentum metrics. The resulting investable universe consists of ten global equity market segments identified below. Nine of these segments represent subsectors within each broad geographical market and are represented by a Market Segment Index. The final segment represents cash or cash equivalents (e.g., short-term U.S. Treasury bills).

•   U.S. High Beta Index:    The S&P 500® High Beta Index is designed to measure the performance of approximately 100 constituents of the S&P 500® Index that exhibit the highest beta.

•   U.S. Neutral Broad Market Index:    The S&P 500® Index tracks the performance of the 500 largest companies listed on exchanges in the U.S.

•   U.S. Low Volatility Index:    The S&P 500® Low Volatility Index is designed to measure the performance of the 100 least volatile stocks in the S&P 500® Index.

•   International Developed Momentum Index:    The S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index is designed to measure the performance of the securities with the greatest momentum of all publicly listed equities of companies located in developed markets throughout the world, excluding the U.S. and South Korea.

•   International Developed Neutral Broad Market Index:    The S&P Developed Ex-U.S. BMI Index is designed to represent the performance of large and mid-cap securities across 21 developed markets.

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•   International Developed Low Volatility Index:    The S&P BMI International Developed Low Volatility Index is designed to measure the performance of 200 of the least volatile stocks of all publicly listed equities of companies located in developed markets throughout the world, excluding the U.S. and South Korea.

•   Emerging Market Momentum Index:    The S&P Momentum Emerging Plus LargeMidCap Index is designed to measure the performance of the securities with the greatest momentum of all publicly listed equities of companies domiciled in emerging markets.

•   Emerging Market Neutral Broad Market Index:    The S&P Emerging BMI Index is designed to measure the investable universe of publicly traded companies domiciled in emerging markets.

•   Emerging Market Low Volatility Index:    The S&P BMI Emerging Markets Low Volatility Index is designed to measure the performance of 200 of the least volatile stocks of all publicly listed equities of companies domiciled in emerging markets.

Penserra will manage the Fund’s investments in accordance with the Fund’s rules-based investment process. However, the Fund may or may not hold all of the securities in the applicable Market Segment Index. Penserra may, at its discretion, invest in a smaller portion of the securities that collectively has an investment profile similar to that of Gradient’s strategy signal. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the applicable Market Segment Index. With respect to foreign securities in the Market Segment Index selected by Gradient, from time to time, Penserra may invest in the depositary receipts of such foreign securities rather than direct foreign investments due to timing of market closures. To the extent a Market Segment Index contains market capitalization constraints or restrictions relating to investments in certain countries, the Fund will also adhere to such constraints and restrictions.

Fund Investments

Principal Investments

Equity Securities

The Fund invests in equity securities, which include direct investments in common stocks and depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American Depositary Receipts and Global Depositary Receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer.

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Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

High Beta Risk.    High beta stocks are more sensitive to changes in the market, and thus may be more volatile based on historical market data, compared to the overall market. A portfolio composed of high beta stocks may be subject to greater swings in value and may change unpredictably, thus affecting the value of such securities and, consequently, the value of the Fund.

Low Volatility Risk.    While low volatility stocks are seen as having a lower risk profile than the overall markets, they are still subject to the general risks of common stocks. However, a portfolio composed of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. As such, low volatility stocks may underperform the broader market during periods of rapidly rising stock prices.

Momentum Investing Risk.    A momentum style of investing emphasizes investing in securities that have had stronger recent performance compared to other securities, on the basis that these securities will continue to increase in value. Securities that previously exhibited relatively high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole. High momentum may also be a sign that the securities’ prices have peaked, and therefore the returns of such securities may be less than the returns of other styles of investing. Momentum can change quickly, and these securities may experience rapid and substantial declines in value. Additionally, there may be periods when the price momentum style of investing is out of favor and the investment performance of the Fund may suffer.

Performance Variability Risk.    The performance of the Fund and the Market Segment Indices that represent the global equity market segments the Fund invests in may vary for a variety of reasons. This performance variability may occur because of differences, if any, between

14

the equity securities held in the Fund’s portfolio and those included in a Market Segment Index to the extent the Fund invests in a smaller portion of securities that comprise a Market Segment Index. Performance variability may also occur due to pricing differences, transaction costs incurred by the Fund, the Fund’s holding of cash or cash equivalents, acceptance of custom baskets or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Performance variability may also occur because the Fund incurs fees and expenses, while the equity indices do not. When the Fund rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Due to the time required for the Sub-Advisers to implement the Fund’s investment program on a monthly basis, the Fund’s portfolio may not always correlate to the securities of the Market Segment Index that was selected based on the strategy signal. Errors with respect to the quality, accuracy and completeness of the data used to compile the equity indices may occur from time to time and may not be identified and corrected by the Fund for a period of time or at all.

Equity Securities Risk.    Investments in equity securities, including the Fund’s investments in common stocks, are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Fund has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Fund’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response. Additionally, common stockholders may be subject to greater risks than holders of debt securities or preferred stock because common stockholders claims are subordinated to those of holders of debt securities and preferred stocks upon the bankruptcy of an issuer. These factors contribute to price volatility which is the principal risk of investing in the Fund.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. companies (particularly in emerging markets) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Non-U.S. securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Non-U.S. companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Depositary Receipts Risk.    The Fund invests in depositary receipts which are currently expected to be comprised of American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political,

15

economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Emerging Markets Risk.    Investments in emerging markets or developing countries are subject to all of the risks of international investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; and more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices. There is also a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the U.S., other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war. Emerging market companies are also subject to a greater risk of market closure or manipulation, less liquidity, limited reliable access to capital and exchange delisting. Security prices in emerging markets can also be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. Additionally, the rights and remedies available to investors in emerging market securities may be more limited than those available for investments in developed markets. Finally, the limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective. All of these risks are inherently passed on to the company’s shareholders, including the Fund, and in turn, to the Fund’s shareholders.

Currency Risk.    The Fund’s direct investments in foreign-listed securities will be denominated in foreign currency. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s NAV could decline if a currency to which the Fund has exposure (through investments in the Underlying

16

Funds) depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates may affect the Fund’s NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of a Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in an Underlying Fund’s non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by currency fluctuations.

Exchange-Traded Funds Risk.    The Fund may invest in shares of other ETFs, and the Fund will be subject to the risks associated with such other ETFs’ investments in connection therewith. Additionally, investing in underlying ETFs subjects the Fund to the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Security Issuer Risk.    Issuer specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Cyber Security Risk.    The Fund, Adviser, Sub-Advisers, APs, services providers, Exchange and investment industry as a whole are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Similarly, cyber security breaches of the Fund’s third-party service providers, such as the Adviser, Sub-Advisers, distributor or other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, or the issuers of the securities in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Such cyber security breaches have the ability to cause disruptions and impact business operations, potentially resulting in: financial loss, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund

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to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund and its shareholders could be negatively impacted as a result.

Market Risk.    The securities in the Fund are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

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Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Portfolio Turnover Risk.    The Fund may be subject to high portfolio turnover rates due to the Fund’s monthly rebalance and reconstitutions. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of the securities and on reinvestment in other securities, as well as possible increased taxable distributions.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These

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differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Management of the Fund

The Fund is a series of Innovator ETFs Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Advisers, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Advisers

Gradient Investments, LLC, 4105 Lexington Ave, Ste 250, Arden Hills, Minnesota 55126, serves as one of the Fund’s investment sub-advisers. Gradient has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Penserra Capital Management LLC, 4 Orinda Way, Suite 100-A, Orinda, California 94563, serves as one of the Fund’s investment sub-advisers. Penserra has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

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Portfolio Managers

Michael Binger, CFA, Jeremy Bryan, CFA, Dustin Lewellyn, CFA, Ernesto Tong, CFA and Christine Johanson, CFA serve as the Fund’s portfolio managers.

•   Michael Binger, CFA.    Mr. Binger is the President of Gradient Investments, LLC and has over 30 years of investment experience. He has held this position since 2019. Mr. Binger has been employed at Gradient Investments, LLC since 2012 and previously held the title of Senior Portfolio Manager. Prior to Gradient Investments, LLC, Mr. Binger held the role of Portfolio Manager for the Large Cap Growth strategy at Thrivent Financial.

•   Jeremy Bryan, CFA.    Mr. Bryan is the Senior Portfolio Manager for Gradient Investments, LLC and has over 20 years investment experience. He has held this position since 2019. Mr. Bryan has been employed at Gradient Investments, LLC since 2017 and previously held the title of Portfolio Manager. Prior to Gradient Investments, LLC, Mr. Bryan was a Portfolio Manager for Alerus Financial (2012-2017) and prior to that was employed as an equity analyst with Surveyor Capital (wholly owned subsidiary of Citadel LLC) and Deephaven Capital Management.

•   Dustin Lewellyn, CFA.    Mr. Lewellyn has been Chief Investment Officer with Penserra since 2012. He was President and Founder of Golden Gate Investment Consulting LLC from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than 6 years.

•   Ernesto Tong, CFA.    Mr. Tong has been a Managing Director with Penserra since 2015. Prior to that, Mr. Tong spent seven years a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

•   Christine Johanson, CFA.    Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022–March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018–February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

For additional information concerning Innovator and the Sub-Advisers, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

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Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.80% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Pursuant to an investment sub-advisory agreement between Innovator and each of Gradient and Penserra and the Trust, on behalf of the Fund (each, an “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Gradient and Penserra in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Gradient’s and Penserra’s sub-advisory fee. The Fund does not directly pay Gradient or Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by

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arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund Shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered

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in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

The Fund expects to declare and distribute all of its net investment income and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will

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pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   Your Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total

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net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

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Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

Non-U.S. Tax Credit

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for

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U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

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The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of all of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act (“Rule 2a-5”) defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

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Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact the Trust’s pricing committee (the “Pricing Committee”). The Pricing Committee is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). The Pricing Committee will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by the Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

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Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Trust’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Trust.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator Gradient Tactical Rotation Strategy ETF

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$26.40	$0.15	$1.76	$1.91	$(0.59)	$—	$—	$(0.59)
10/31/2024	$21.32	$0.41	$4.88	$5.29	$(0.21)	$—	$—	$(0.21)
10/31/2023(h)	$25.00	$0.20	$(3.81)	$(3.61)	$(0.07)	$—	$—	$(0.07)
					Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share		Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets Before Expense Reimbursement/ Recoupment(d)(e)	Ratio of Expense to Average Net Assets After Expense Reimbursement/ Recoupment (d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
10/31/2025	$—	(g)	$27.72	7.52%	$56,821	0.80%	0.80%	0.59%	418%
10/31/2024	$—	(g)	$26.40	24.91%	$151,773	0.80%	0.80%	1.57%	458%
10/31/2023(h)	$—		$21.32	-14.48%	$183,316	0.80%	0.80%	0.94%	306%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

(f)      Portfolio turnover rate excludes in-kind transactions.

(g)      Amount represents less than $0.005 per share.

(h)      Inception date of the Fund was November 16, 2022.

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Innovator Gradient Tactical Rotation Strategy Etf

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator IBD® 50 ETF

(NYSE Arca — FFTY)

February 27, 2026

Innovator IBD® 50 ETF (the “Fund”) is a series of Innovator ETFs Trust (the “Trust”) and an exchange-traded index fund. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is a passively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator IBD® 50 ETF

Investment Objective

The Fund seeks to track, before fees and expenses, the performance of the IBD® 50 Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.33%
Total Annual Fund Operating Expenses	1.03%
Advisor Recoupment/(Waiver) (1)	(0.23)%
Total Annual Fund Operating Expenses After Fees Waived/Expenses Reimbursed	0.80%

(1)      The Fund’s investment adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 0.80% of average daily net assets until August 31, 2026. Pursuant to its expense limitation agreement with the Fund, the investment adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and/or expense payments. The Fund may only make such repayment to the investment adviser if, after the recoupment payment has been taken into account, it does not cause the Fund’s expense ratio to exceed either the expense cap in place at the time the expenses were waived or the Fund’s current expense cap.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$82	$305	$546	$1,239

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 1,209% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund will normally invest at least 80% of its net assets (including investment borrowings) in securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment sub-adviser, Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”) seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Fund is classified as a “diversified company” under the 1940 Act. To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to the same extent. As of the date of this prospectus, the Fund has significant exposure to the information technology sector.

The IBD® 50 Index is a weekly, rules-based, computer-generated stock index compiled and published by Investor’s Business Daily® (“IBD” or the “Index Provider”) that seeks to identify the current top 50 growth stocks. The equity portion of the Index primarily includes U.S. common stocks, but may, to a lesser extent, include common stocks of non-U.S. companies that utilize American Depositary Receipts (“ADRs”) to trade on U.S. securities exchanges. The equity securities comprising the Index may be issued by small-, mid- and large-capitalization companies located in either developed or emerging markets. The Index is also designed to be responsive to downturns in the equities markets and incorporates a cash equivalents portion in response to certain market signals as described below.

The Index’s initial universe of the approximately 7,000 equity securities that trade on the New York Stock Exchange, The Nasdaq Stock Market, LLC or NYSE American LLC is initially narrowed down by excluding those companies that do not meet certain baseline criteria. These criteria include minimum stock price, minimum trading volume, minimum upward price movement and minimum simple price moving average. IBD then narrows the universe further by screening out securities with price actions IBD views as undesirable. For instance, IBD removes securities with excessive price percentage moves in its 10-week price moving average (6% or more), securities with a high number of positive price movement days over a 14-day period (seven or more), securities with a high number of positive price movement weeks over an 8-week period (six or more) and/or securities with a high number of consecutive positive price movement weeks (three or more). These criteria are explained in detail in “Index Information.”

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IBD then evaluates and scores the remaining securities on the below 11 factors. The first five factors comprise the base score for a security using a proprietary weighting of the following proprietary ratings published by IBD: Earnings Per Share Rating; Relative Price Strength Rating; Sales Margin Return on Equity Rating; Accumulation Distribution Rating; and Industry Group Relative Strength Rating. The next six metrics add to or subtract from the base score to derive the final aggregate score, and are: Growth in quarterly earnings per share and next quarter consensus estimates; 3-to-5 year annual earnings per share growth rate and next fiscal year’s consensus estimates; Quarterly sales growth and next quarter consensus estimates; Acceleration in quarterly sales or earnings growth rates; Liquidity measured by share price and 50-day average daily trading volume; and Annual return on equity metrics from the company’s income statement. These factors are also explained in detail in “Index Information.”

Each security is given a score for each factor. Each security’s 11 factor scores are then aggregated to provide a composite score. The 50 securities with the highest score are included in the Index and weighted according to their score. Securities with the ten highest scores are given a weight of 3.5%. Securities with the 11th-20th highest scores are given a weight of 3.0%. Securities with the 21st-30th highest scores are given a weight of 2.0%. Securities with the 31st-40th highest scores are given a weight of 1.0% and securities with the 41st-50th highest scores are given a weight of 0.5%.

The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. The Index is rebalanced and reconstituted on the last day of each trading week after the U.S. stock market closes. This weekly rebalancing and reconstituting of the Index will cause the Fund to have a higher portfolio turnover rate than similar funds.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Concentration Risk.    To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. The Fund may be susceptible to loss due to adverse occurrences to the extent that the Fund’s investments are concentrated in a particular issuer or issuers, region, market, industry, group of industries, sector or asset class.

Currency Risk.    Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s NAV could decline if a currency to which the Fund has exposure

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depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Depositary Receipts Risk.    Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Emerging Markets Risk.    Emerging markets are generally more volatile than markets of more developed countries and may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market companies are also subject to a greater risk of market closure or manipulation, less liquidity, limited reliable access to capital and exchange delisting. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk with custody of securities than developed markets. Additionally, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the required infrastructure to attract large amounts of non-U.S. trade and investment. Additionally, the rights and remedies available to investors in emerging market securities may be more limited than those available for investments in more developed markets. Finally, the limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective.

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of Shares will fluctuate with changes in the value of the equity securities the Fund invests in.

Growth Risk.    Growth stocks may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Fund’s share price. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. These companies tend to invest a high portion of earnings in their businesses

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and may lack the dividends of value stocks that can cushion stock prices in falling markets. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Index Provider Risk.    The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of their Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Information Technology Companies Risk.    The Fund has significant exposure to companies in the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Non-U.S. Investment Risk.    Investments in securities of non-U.S. companies (particularly in emerging markets) present risks beyond those of securities of U.S. issuers and can be more volatile than investments in U.S. companies. Risks of investing in securities of foreign companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Further, other diplomatic, political or economic developments can affect investments in foreign companies. Prices of non-U.S. securities may also be more volatile. Finally, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Passive Investment Risk.    The Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets, except in connection with the Index’s risk reduction mechanism. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

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Security Issuer Risk.    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Small- and Mid-Capitalization Company Risk.    Generally, small- or mid-capitalization companies, which are often less seasoned, have more potential for rapid growth. However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.

Tracking Error Risk.    The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

U.S. Government Securities Risk.    U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Cyber Security Risk.    The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

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Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Portfolio Turnover Risk.    The Fund may be subject to high portfolio turnover due to the Index’s weekly rebalances and reconstitutions. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of the securities and on reinvestment in other securities, as well as possible increased taxable distributions.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price

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at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and its investment adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of

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the Index and a broad-based market index. Prior to November 20, 2017, the Fund was actively managed using a quantitative strategy substantially similar to the methodology of the Index. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
9.10%
37.32%
-16.63%
25.77%
18.00%
11.94%
-51.03%
12.31%
18.43%
23.53%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

The Fund’s highest quarterly return was 23.20% (quarter ended June 30, 2020) and the Fund’s lowest quarterly return was (31.23)% (quarter ended June 30, 2022).
Average Annual Total Return as of December 31, 2025
Innovator IBD® 50 ETF	1 Year	5 Years	10 Years	Since Inception (4/8/15)
Return Before Taxes	23.53%	-2.07%	5.26%	3.72%
Return After Taxes on Distributions	22.89%	-2.46%	5.04%	3.53%
Return After Taxes on Distributions and Sale of Fund Shares	13.96%	-1.72%	4.11%	2.86%
IBD® 50 Index (reflects no deduction for fees, expenses or taxes)	24.06%	-1.38%	N/A(1),(2)	N/A(1),(2)
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	13.71%

(1)      On November 20, 2017, the Fund began tracking the IBD® 50 Index. Because the IBD® 50 Index had an inception date of October 27, 2017, performance information is not included above.

(2)      Performance data is not available for all the periods shown in the table for the index because performance data does not exist for the entire period.

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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC (“Innovator” or the “Adviser”)

Investment Sub-Adviser

Penserra Capital Management LLC

Portfolio Managers

The following persons serve as the portfolio managers of the Fund.

•   Dustin Lewellyn, CFA – Chief Investment Officer at Penserra

•   Ernesto Tong, CFA – Managing Director at Penserra

•   Christine Johanson – Director at Penserra

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund and have served in such capacity since 2017. Ms. Johanson has served in such capacity since August 2024.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

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Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The Sub-Adviser seeks correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index.

Investor’s Business Daily® is the index provider to the Fund. The “IBD®” mark has been licensed to the Adviser by IBD for use in connection with the Fund under certain circumstances. The Adviser, in turn, has sublicensed to the Fund its rights to use the mark pursuant to a Sublicense Agreement. The Fund is not sponsored, endorsed or sold by IBD. IBD makes no representation regarding the advisability of investing in the Fund. Additional information about the construction and calculation of the Index is set forth below in the section entitled “Index Information.”

Non-Principal Investment Strategies

Securities Lending.    The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

The Fund will invest 80% of its net assets (including investment borrowings) in the securities that comprise the Index.

Principal Investments

Equity Securities

The Fund invests in equity securities, which primarily includes common stocks and depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American Depositary Receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying

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foreign securities in their national markets and currencies. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer.

U.S. Treasury Bills

The Fund may invest in U.S. Treasury bills. A Treasury bill is a debt obligation with a maturity of less than one year that is backed by the full faith and credit of the U.S. Department of the Treasury.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above. The risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Concentration Risk.    In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Currency Risk.    Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s NAV could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates may affect

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the Fund’s NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of a Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in a Fund’s non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by currency fluctuations.

Depositary Receipts Risk.    Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Emerging Markets Risk.    Investments in emerging markets or developing countries are subject to all of the risks of international investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; and more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices. There is also a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the U.S., other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war. Emerging market companies are also subject to a greater risk of market closure or manipulation, less liquidity, limited reliable access to capital and exchange delisting. Security prices in emerging markets can also be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. Additionally, the rights and remedies available to investors in emerging market securities may be more limited than those available

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for investments in developed markets. Finally, the limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective. All of these risks are inherently passed on to the company’s shareholders, including the Fund, and in turn, to the Fund’s shareholders.

Equity Securities Risk.    Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Fund has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Fund’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Fund.

Growth Stocks Risk.    Growth stocks may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Fund’s share price. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. These companies tend to invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in falling markets. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Index Provider Risk.    The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of their Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Information Technology Companies Risk.    The Fund has significant exposure to companies in the information technology sector. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology

15

companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. companies (particularly in emerging markets) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Non-U.S. securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Non-U.S. companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Passive Investment Risk.    The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Security Issuer Risk.    Issuer specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Small- and Mid-Capitalization Companies Risk.    Small- and mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including narrower markets for their goods and/or services, more limited managerial and financial resources, limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks may not be well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities of small- and mid-capitalization companies held by the Fund resulting in more volatile performance. Small and/or mid-capitalization companies are typically less stable than larger, more established

16

companies, and may also depend on a small number of essential personnel who may be less experienced than the management of larger companies. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Tracking Error Risk.    As with all index funds, the performance of the Fund and the Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index or may be subject to pricing differences, differences in the timing of dividend accruals, operational inefficiencies and the need to meet various new or existing regulatory requirements. For example, it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with the Index. The Fund using a representative sampling strategy generally can be expected to have a greater non-correlation risk and this risk may be heightened during times of market volatility or other unusual market conditions.

U.S. Government Securities Risk.    U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Cyber Security Risk.    The Fund, Adviser, Sub-Adviser, APs, services providers, Exchange and investment industry as a whole are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Similarly, cyber security breaches of the Fund’s third-party service providers, such as the Adviser, Sub-Adviser, distributor or other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, or the issuers of the securities in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Such cyber security breaches have the ability to cause disruptions and impact business operations, potentially resulting in: financial loss, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund

17

to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund and its shareholders could be negatively impacted as a result. The Fund may also incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The securities in the Fund are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

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Portfolio Turnover Risk.    The Fund may be subject to high portfolio turnover rates due to the Fund’s weekly rebalance and reconstitutions. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of the securities and on reinvestment in other securities, as well as possible increased taxable distributions.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in

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large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Management of the Fund

The Fund is a series of Innovator ETFs Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Penserra Capital Management LLC, 4 Orinda Way, Suite 100-A, Orinda, California 94563, serves as the Fund’s investment sub-adviser. Penserra has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

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Portfolio Managers

Dustin Lewellyn, Ernesto Tong and Christine Johanson serve as the Fund’s portfolio managers.

•   Dustin Lewellyn, CFA.    Mr. Lewellyn has been Chief Investment Officer with Penserra since 2012. He was President and Founder of Golden Gate Investment Consulting LLC from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than 6 years.

•   Ernesto Tong, CFA.    Mr. Tong has been a Managing Director with Penserra since 2015. Prior to that, Mr. Tong spent seven years a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

•   Christine Johanson, CFA.    Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022–March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018–February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

For additional information concerning Innovator and Penserra, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee to Innovator in an amount equal to 0.70% of its average daily net assets. This management fee is designed to compensate Innovator for the services it provides to the Fund.

Pursuant to a separate contractual agreement between Innovator and the Trust, on behalf of the Fund (the “Expense Limitation Agreement”), Innovator has agreed to waive its fees and/or pay Fund expenses so that the Fund’s annual net operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 0.80% (an “expense cap”) through August 31, 2026. Pursuant to the terms of the Expense Limitation Agreement, Innovator is entitled to recoup any fees that it waived and/or

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Fund expenses that it paid for a period of three years following such fee waivers and/or expense payments. The Fund may only make such repayment to Innovator if, after the recoupment payment has been taken into account, it does not cause the Fund’s expense ratio to exceed either the expense cap in place at the time the expenses were waived or the Fund’s current expense cap.

Pursuant to an investment sub-advisory agreement between Innovator, Penserra and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Penserra in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the renewal of the Investment Management Agreement and Investment Sub-Advisory Agreement is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

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There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

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Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

The Fund expects to declare and distribute all of its net investment income and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

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This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

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Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

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Taxes on Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Tax Credit

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund

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or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in the Shares.

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Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of all of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act (“Rule 2a-5”) defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio
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securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Index Information

The Index is owned and operated by Investor’s Business Daily®. IBD is not affiliated with the Fund, Innovator or the Distributor. The Fund is entitled to use the Index pursuant to a sublicensing arrangement with Innovator, which in turn has a licensing agreement with the Index Provider. Thomson Reuters serves as calculation agent for the Index (the “Index Calculation Agent”). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index, including calculating the value of the Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions, some of which result in Index adjustments.

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Index Composition

Eligible Universe.    The Index Provider begins component selection from an eligible universe of approximately 7,000 securities that trade on the New York Stock Exchange, The Nasdaq Stock Market LLC or NYSE American LLC.

Selection Universe.    Securities are further narrowed into a “Selection Universe” by excluding those not meeting the following criteria:

•   Minimum price of $15;

•   Minimum volume criteria of 300,000 shares average daily trading volume;

•   Security is within 35% of its 52-week price high;

•   Security is within 15% of its 50-day moving average;

Stocks are also removed from consideration if they show the following qualities:

•   Security is part of a merger or tender cash offer; or

•   A break more than 1% below the 10-week moving average on trading volume more than 40% heavier than its average weekly trading volume.

Further narrowing uses proprietary topping classifications to disqualify securities from consideration using a combination of the following metrics in price action:

•   Percentage changes of weekly closes from the prior week over the last 18 weeks;

•   Percentage difference between low and high in a given week over the last 18 weeks;

•   Percentage change of the weekly closing price above its 10-week price moving average in last 18 weeks;

•   Excessive percentage moves in the average weekly closing price over the last 10-weeks (6% or more);

•   A high number of days with a positive percent change in price from the previous day over a 14-day period (7 or more);

•   A high number of weeks with a positive percentage change versus the previous week over an 8-week period (6 or more);

•   3 or more consecutive weeks with a positive percentage change in a row; and

•   Gaps up in price where the low is higher than the previous day’s high.

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Ranking.    Securities comprising the “Selection Universe” are then ranked using the following Proprietary Ratings published by the Index Provider to receive the base score:

•   Earnings Per Share Rating (a percentile rating of relative performance in earnings growth of an equity versus the Eligible Universe as well as a three-to-five year annual growth rate of earnings)

•   Relative Price Strength Rating (a percentile rating of relative performance in price appreciation over the course of the prior 12-months compared to all securities in Eligible Universe)

•   Sales Margins Return on Equity (SMR) Rating (most recent quarterly and annual sales growth, pre-tax and after-tax margins, and return on equity metrics are compared to all securities in Eligible Universe)

•   Accumulation Distribution Rating (an exponential moving average of inter- and intra-day price and volume over the last 13 weeks)

•   Industry Group Relative Strength (compares the 6-month price performance of a price-weighted industry group index to all 197 industry groups designated by Investor’s Business Daily)

The following metrics add to or subtract from the base score to derive a final aggregate score:

•   Growth in Quarterly Earnings Per Share and Next Quarter’s Consensus Estimates

•   3-to-5 Year Annual Growth Rate Earnings Per Share and Next Fiscal Year’s Consensus Estimates

•   Quarterly Sales Growth and Next Quarter’s Consensus Estimates

•   Acceleration in Quarterly Sales or Earnings Growth Rate

•   Liquidity Measured by Share Price and 50-day Average Trading Volume

•   Annual Return on Equity (metrics from the company’s income statement)

The Index Provider then ranks the eligible securities by their aggregate factor scores, selects the 50 securities with the greatest scores for inclusion in the Index and then weights each component security based on its score.

COMPOSITE SCORE RANKING	SECURITY WEIGHT
1-10	3.5%
11-20	3.0%
21-30	2.0%
31-40	1.0%
41-50	0.5%

Reconstitutions and Rebalances.    The Index Provider reconstitutes and rebalances the Underlying Index on a weekly basis.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by IBD (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Licensor’s only relationship to Innovator is the licensing of certain trademarks and trade names of Licensor and of the IBD® 50 Index which is determined, composed and calculated by Licensor without regard to Innovator or the Fund, Licensor has no obligation to take the needs of Innovator or the owners of the Fund into consideration in determining, composing or calculating IBD® 50 Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE OR MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY AND/OR THE COMPLETENESS OF THE IBD® 50 INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX, ANY DATA CONTAINED THEREIN AND ANY OTHER DATA OR INFORMATION SUPPLIED BY LICENSOR IS PROVIDED ON AN “AS IS” BASIS. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY INNOVATOR, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IBD® 50 INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IBD® 50 INDEX OR ANY DATA INCLUDED THEREIN, OR ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, OR QUALITY OF THE INDEX, ANY DATA CONTAINED THEREIN OR ANY DATA OR INFORMATION SUPPLIED BY LICENSOR. LICENSOR SHALL NOT BE RESPONSIBLE FOR ANY MISDELIVERY OF ANY DATA RELATED TO OR ASSOCIATED WITH THE INDEX OR ANY DATA CONTAINED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. LICENSOR AND ITS RESPECTIVE AFFILIATES AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND SOURCES (THE “LICENSOR PARTIES”) SHALL NOT BE LIABLE TO INNOVATOR OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (A) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE INDEX OR ANY DATA CONTAINED THEREIN, OR (B) ANY DECISION MADE OR ACTION TAKEN BY INNOVATOR OR ANY THIRD PARTY IN RELIANCE UPON THE PRODUCTS, INDEX OR ANY DATA CONTAINED THEREIN. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND INNOVATOR.

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Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Trust’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Trust. Prior to October 2, 2017, another independent registered public accounting firm served as the Trust’s independent registered public accounting firm.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust
Financial Highlights
Innovator IBD® 50 ETF

		Investment Operations:				Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$26.69	$0.03		$14.18	$14.21	$(0.26)	$—	$—	$(0.26)
10/31/2024	$20.83	$(0.07)		$6.09	$6.02	$(0.16)	$—	$—	$(0.16)
10/31/2023	$26.16	$—	(g)	$(4.73)	$(4.73)	$(0.60)	$—	$—	$(0.60)
10/31/2022	$50.34	$0.46		$(24.54)	$(24.08)	$(0.10)	$—	$—	$(0.10)
10/31/2021	$35.97	$0.10		$14.27	$14.37	$—	$—	$—	$—
					Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share		Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets Before Expense Reimbursement/ Recoupment(d)(e)	Ratio of Expense to Average Net Assets After Expense Reimbursement/ Recoupment(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
10/31/2025	$0.00		$40.64	53.62%	$113,792	1.03%	0.80%	0.10%	1,209%
10/31/2024	$0.00	(g)	$26.69	28.98%	$62,733	1.00%	0.80%	(0.27)%	1,304%
10/31/2023	$0.00	(g)	$20.83	-18.21%	$73,938	1.08%	0.80%	0.02%	1,425%
10/31/2022	$0.00		$26.16	-47.90%	$102,043	0.97%	0.80%	1.29%	1,961%
10/31/2021	$0.00	(g)	$50.34	39.95%	$274,365	0.93%	0.80%	0.22%	1,133%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

(f)      Portfolio turnover rate excludes in-kind transactions.

(g)      Amount represents less than $0.005 per share.

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Innovator IBD 50® ETF

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator IBD® Breakout Opportunities ETF

(NYSE Arca — BOUT)

February 27, 2026

Innovator IBD® Breakout Opportunities ETF (the “Fund”) is a series of Innovator ETFs Trust (the “Trust”) and an exchange-traded index fund. The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is a passively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator IBD® Breakout Opportunities ETF

Investment Objective

The Fund seeks to track, before fees and expenses, the performance of the IBD® Breakout Stocks Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Other Expenses	0.00%
Distribution and Service (12b-1) Fees	0.00%
Total Annual Fund Operating Expenses	0.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 1,668% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in the equity securities that comprise the Index. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment sub-adviser, Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”), seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Fund is classified as a “non-diversified company” under the 1940 Act. To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent. As of the date of this prospectus, the Fund has significant exposure to the consumer discretionary, industrials and information technology sectors.

The Index is a rules-based index owned and developed by Investor’s Business Daily® (“IBD” or the “Index Provider”) that seeks to provide opportunistic investment exposure to those stocks with the potential to “break out,” or experience a period of sustained price growth beyond the stock’s recent “resistance level,” with consideration for various market conditions. A stock’s resistance level is the price at which a stock has previously reached, but not exceeded. Determining a stock’s resistance level is part of a technical analysis of the stock and represents the top of its expected price trading range.

The Index’s initial universe consists of the approximately 7,000 equity securities that trade on the New York Stock Exchange, The Nasdaq Stock Market, LLC or NYSE American, LLC. This initial universe is composed of U.S.-listed common stocks and American depositary receipts (“ADRs”) issued by small, mid and large capitalization companies. Such securities may be issued by U.S. and non-U.S. companies, including companies operating in developed and emerging markets. This universe is initially narrowed down by excluding those stocks with a share price below $10 and those stocks without an average daily trading volume of at least 150,000 shares or a minimum average daily dollar volume of $5 million. The Index then determines a “base price” for each remaining stock. When a stock reaches a recent high in price and at least four weeks elapse without that high being surpassed, this price is identified as the base price. This base is used to determine those stocks nearing breakouts and those stocks experiencing breakouts. In making this determination, the Index utilizes an algorithm that analyses the following trends for each stock:

1.    The length of time from the start of the base to the current date.

2.    The difference in price between the base start and the lowest subsequent price in the base.

3.    The percentage difference between the current price and the high at the start of the base.

4.    The percentage change in the stock’s price in each of the last three weeks.

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Based upon this technical analysis, the Index eliminates all stocks not identified as nearing a breakout or currently breaking out. Then, stocks are further eliminated that do not meet minimum technical and fundamental factors (primarily price performance, earnings growth, and sales growth).

Each of the remaining stocks is chosen for inclusion in the Index and is assigned a ranking score using IBD’s Composite Ranking, based upon the following components: Earnings Per Share Rating, Relative Price Strength Rating, Industry Group Relative Strength Rating, Sales Margins Return on Equity (SMR) Rating, Accumulation Distribution Rating and Percentage Deviation from 52-week Price High. The Index utilizes this ranking score to assign weights, with those stocks with higher rankings receiving larger weights. Securities with ranking scores placing them in approximately the 99-80th percentile of Index constituents have 35% of Index weight equally distributed among them. Securities with ranking scores placing them in approximately the 79-60th percentile of Index constituents have 30% of Index weight equally distributed among them. Securities with ranking scores placing them approximately in the 59-40th percentile of Index constituents have 20% of Index weight equally distributed among them. Securities with ranking scores placing them in approximately the 39-20th percentile of Index constituents have 10% of the Index weight equally distributed among them. The remaining securities have 5% of the Index weight equally distributed among them. Additional information regarding the Index’s weighting methodology is set forth in “Index Information—Index Composition.”

The Index is rebalanced and reconstituted weekly. This weekly rebalancing and reconstituting of the Index will cause the Fund to have a higher portfolio turnover rate than similar funds.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Concentration Risk.    To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. The Fund may be susceptible to loss due to adverse occurrences to the extent that the Fund’s investments are concentrated in a particular issuer or issuers, region, market, industry, group of industries, sector or asset class.

Consumer Discretionary Companies Risk.    The Fund has significant exposure to companies in the consumer discretionary sector. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.

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Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Currency Risk.    Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s NAV could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Depositary Receipts Risk.    Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Emerging Markets Risk.    Emerging markets are generally more volatile than markets of more developed countries and may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market companies are also subject to a greater risk of market closure or manipulation, less liquidity, limited reliable access to capital and exchange delisting. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk with custody of securities than developed markets. Additionally, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the required infrastructure to attract large amounts of non-U.S. trade and investment. Additionally, the rights and remedies available to investors in emerging market securities may be more limited than those available for investments in more developed markets. Finally, the limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective.

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of Shares will fluctuate with changes in the value of the equity securities the Fund invests in.

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Growth Risk.    Growth stocks may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Fund’s share price. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. These companies tend to invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in falling markets. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Index Provider Risk.    The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology.

Industrials Companies Risk.    The Fund has significant exposure to companies in the industrials sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. Companies in the industrials sector may also be adversely affected by product obsolescence, claims for environmental damage or product liability and changes in general economic conditions. Additional risks of industrials companies include exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, and excess capacity, among other factors.

Information Technology Companies Risk.    The Fund has significant exposure to companies in the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Non-U.S. Investment Risk.    Investments in securities of non-U.S. companies (particularly in emerging markets) present risks beyond those of securities of U.S. issuers and can be more volatile than investments in U.S. companies. Risks of investing in securities of foreign companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Further, other diplomatic, political or economic

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developments can affect investments in foreign companies. Prices of non-U.S. securities may also be more volatile. Finally, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Passive Investment Risk.    The Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets, except in connection with the Index’s risk reduction mechanism. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Security Issuer Risk.    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Small- and Mid-Capitalization Company Risk.    Generally, small- or mid-capitalization companies, which are often less seasoned, have more potential for rapid growth. However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.

Tracking Error Risk.    The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

U.S. Government Securities Risk.    U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Cyber Security Risk.    The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber

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security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Liquidity Risk.    Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Generally, the less liquid the market for a security at the time the Fund seeks to sell it, the greater the risk of loss or decline of value to the Fund. Overall market liquidity may negatively impact Fund performance and NAV, especially if the Fund is forced to sell illiquid securities in a down market.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) applicable to a company seeking to qualify as a regulated investment company (“RIC”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

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Portfolio Turnover Risk.    The Fund may be subject to high portfolio turnover due to the Index’s weekly rebalance and reconstitution. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of the securities and on reinvestment in other securities, as well as possible increased taxable distributions.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and its investment adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

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Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of the Index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
21.13%
48.85%
23.03%
-22.34%
13.04%
18.85%
-6.83%
2019
2020
2021
2022
2023
2024
2025

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The Fund’s highest quarterly return was 32.61% (quarter ended December 31, 2020) and the Fund’s lowest quarterly return was (20.54)% (quarter ended June 30, 2022).
Average Annual Total Return as of December 31, 2025
Innovator IBD® Breakout Opportunities ETF	1 Year	5 Years	Since Inception (9/12/18)
Return Before Taxes	-6.83%	3.65%	5.79%
Return After Taxes on Distributions	-6.95%	3.37%	5.59%
Return After Taxes on Distributions and Sale of Fund Shares	-4.04%	2.71%	4.50%
IBD® Breakout Stocks Index (reflects no deduction for fees, expenses or taxes)	-5.68%	5.00%	7.15%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.37%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC (“Innovator” or the “Adviser”)

Investment Sub-Adviser

Penserra Capital Management LLC

Portfolio Managers

The following persons serve as the portfolio managers of the Fund.

•   Dustin Lewellyn, CFA – Chief Investment Officer at Penserra

•   Ernesto Tong, CFA – Managing Director at Penserra

•   Christine Johanson – Director at Penserra

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund and have served in such capacity since September 2018. Ms. Johanson has served in such capacity since August 2024.

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Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The Sub-Adviser seeks correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index.

Investor’s Business Daily® is the index provider to the Fund. The “IBD®” mark has been licensed to the Adviser by IBD for use in connection with the Fund under certain circumstances. The Adviser, in turn, has sublicensed to the Fund its rights to use the mark pursuant to a Sublicense Agreement. The Fund is not sponsored, endorsed or sold by IBD. IBD makes no representation regarding the advisability of investing in the Fund. Additional information about the construction and calculation of the Index is set forth below in the section entitled “Index Provider.”

Non-Principal Investment Strategies

Securities Lending.    The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

The Fund will invest 80% of its net assets (including investment borrowings) in the securities that comprise the Index.

Principal Investments

Equity Securities

The Fund invests in equity securities, which primarily includes common stocks and depositary receipts. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. American Depositary Receipts are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying

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foreign securities in their national markets and currencies. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer.

U.S. Treasury Bills

The Fund may invest in U.S. Treasury bills. A Treasury bill is a debt obligation with a maturity of less than one year that is backed by the full faith and credit of the U.S. Department of the Treasury.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above. The risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Concentration Risk.    In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Consumer Discretionary Companies Risk.    The Fund has significant exposure to companies in the consumer discretionary sector. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of

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the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Consumer discretionary companies may also be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace. Consumer discretionary companies have historically been characterized as relatively cyclical and therefore more volatile in times of change.

Currency Risk.    Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s NAV could decline if a currency to which the Fund has exposure (through investments in the Underlying Funds) depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates may affect the Fund’s NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of a Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in an Underlying Fund’s non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by currency fluctuations.

Depositary Receipts Risk.    Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Emerging Markets Risk.    Investments in emerging markets or developing countries are subject to all of the risks of international investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud; higher rates of inflation and more rapid and extreme

14

fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; and more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices. There is also a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the U.S., other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war. Emerging market companies are also subject to a greater risk of market closure or manipulation, less liquidity, limited reliable access to capital and exchange delisting. Security prices in emerging markets can also be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. Additionally, the rights and remedies available to investors in emerging market securities may be more limited than those available for investments in developed markets. Finally, the limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective. All of these risks are inherently passed on to the company’s shareholders, including the Fund, and in turn, to the Fund’s shareholders.

Equity Securities Risk.    Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Fund has exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Fund’s equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response. These factors contribute to price volatility which is the principal risk of investing in the Fund.

Growth Stocks Risk.    Growth stocks may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Fund’s share price. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. These companies tend to invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in falling markets. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Index Provider Risk.    The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that the Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data

15

within the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Industrials Companies Risk.    The Fund has significant exposure to companies in the industrials sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Certain areas of the industrials sector can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, such companies are heavily influenced by governmental spending policies, which are typically under pressure from efforts to control government budgets. Other components of the industrials sector are cyclical and can be significantly affected by economic changes.

Information Technology Companies Risk.    The Fund has significant exposure to companies in the information technology sector. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. companies (particularly in emerging markets) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Non-U.S. securities markets generally have less trading

16

volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Non-U.S. companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Passive Investment Risk.    The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Security Issuer Risk.    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Small- and Mid-Capitalization Companies Risk.    Small- and mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including narrower markets for their goods and/or services, more limited managerial and financial resources, limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks may not be well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities of small- and mid-capitalization companies held by the Fund resulting in more volatile performance. Small and/or mid-capitalization companies are typically less stable than larger, more established companies, and may also depend on a small number of essential personnel who may be less experienced than the management of larger companies. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Tracking Error Risk.    As with all index funds, the performance of the Fund and the Index may vary somewhat for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index or may be subject to pricing differences, differences in the timing of dividend accruals, operational inefficiencies and the need to meet various new or existing regulatory requirements. For example, it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund. The use of sampling techniques may affect

17

the Fund’s ability to achieve close correlation with the Index. The Fund using a representative sampling strategy generally can be expected to have a greater non-correlation risk and this risk may be heightened during times of market volatility or other unusual market conditions.

U.S. Government Securities Risk.    U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Cyber Security Risk.    The Fund, Adviser, Sub-Adviser, APs, services providers, Exchange and investment industry as a whole are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Similarly, cyber security breaches of the Fund’s third-party service providers, such as the Adviser, Sub-Adviser, distributor or other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, or the issuers of the securities in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Such cyber security breaches have the ability to cause disruptions and impact business operations, potentially resulting in: financial loss, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund and its shareholders could be negatively impacted as a result. The Fund may also incur substantial costs in order to resolve or prevent cyber security incidents in the future.

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Liquidity Risk.    The Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

Market Risk.    The securities in the Fund are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code applicable to a company seeking to qualify as a RIC. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

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Portfolio Turnover Risk.    The Fund may be subject to high portfolio turnover rates due to the Fund’s weekly rebalance and reconstitutions. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of the securities and on reinvestment in other securities, as well as possible increased taxable distributions.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in market price of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for

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Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Management of the Fund

The Fund is a series of Innovator ETFs Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser to the Fund, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Penserra Capital Management LLC, 4 Orinda Way, Suite 100-A, Orinda, California 94563, serves as the Fund’s investment sub-adviser. Penserra has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

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Portfolio Managers

Dustin Lewellyn, Ernesto Tong and Christine Johanson serve as the Fund’s portfolio managers.

•   Dustin Lewellyn, CFA.    Mr. Lewellyn has been Chief Investment Officer with Penserra since 2012. He was President and Founder of Golden Gate Investment Consulting LLC from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than 6 years.

•   Ernesto Tong, CFA.    Mr. Tong has been a Managing Director with Penserra since 2015. Prior to that, Mr. Tong spent seven years a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

•   Christine Johanson, CFA.    Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022–March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018–February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

For additional information concerning Innovator and Penserra, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.80% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

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Pursuant to an investment sub-advisory agreement between Innovator, Penserra and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Penserra in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision

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in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

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Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

The Fund expects to declare and distribute all of its net investment income and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

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The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

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If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes on Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

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Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Tax Credit

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with

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the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in the Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of all of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

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Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act (“Rule 2a-5”) defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after

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the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Index Information

The Index is owned and operated by Investor’s Business Daily®. IBD is not affiliated with the Fund, Innovator or the Distributor. The Fund is entitled to use the Index pursuant to a sublicensing arrangement with Innovator, which in turn has a licensing agreement with the Index Provider. Thomson Reuters serves as calculation agent for the Index (the “Index Calculation Agent”). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index, including calculating the value of the Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions, some of which result in Index adjustments.

Index Composition

Eligible Universe.    The Index Provider begins component selection from an eligible universe of approximately 7,000 securities that trade on the New York Stock Exchange, The Nasdaq Stock Market LLC or NYSE American, LLC.

Selection Universe.    Securities are further narrowed into a “Selection Universe” by excluding those not meeting the following criteria:

•   Minimum price of $10;

•   Minimum average daily trading volume of 150,000 shares or minimum average daily dollar volume of $5 million

Stocks are also removed from consideration if they show the following qualities:

•   Security is part of a merger or tender cash offer; or

•   Security that is an ETF (except with regard to “Cash Proxies” which are described below) or exchange-traded note.

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Base Identification Elements.    Before the Index is narrowed further, a few elements of base identification are required for the remaining selection criteria. A proprietary base identification algorithm is used to determine these elements. The algorithm identifies bases by searching for areas of consolidation in a stock’s price. When a stock makes a recent high in price and at least four weeks elapse without that high being surpassed, this area is identified as a base. Five elements become important:

•   Start of base – the prior high that remains the highest price traded for at least four weeks.

•   Base low – the lowest price level reached before the stock price surpasses the prior high.

•   Breakout – when the prior high established as the start of the base is surpassed.

•   Left side of base – the price action between the start of the base and the base low.

•   Right side of base – the price action following the base low but before a breakout, if one exists.

The next step in selection, relies solely on technical analysis of the stocks in the selection universe. The selection universe is segmented into two groups described below: stocks in bases nearing breakouts and stocks that have recently broken out. The remaining stocks are eliminated.

•   Stocks Nearing Breakout:    The first group of stocks for inclusion in the final list consists of stocks that are in the right side of their bases but have not yet broken out.

•   Stocks Breaking Out:    The second group of stocks for inclusion in the final list consists of stocks that have completed the right side of their bases and have shown a break out in the prior five days.

Sell List Rules.    Stocks from the previous list generation are also carried over to the current week’s list unless the following sell rules have been triggered:

•   Stocks no longer meeting the criteria of the Selection Universe are eliminated.

•   Stocks closing below their 10-week moving average lines are eliminated.

Portfolio Rules.    The final list targets at least 25 unique components from the three combined lists above sorted by rank. When the number of components fall in this range, that becomes the final list generated. If the number falls outside of that range, the procedure below is used. When the list contains fewer than 25 stocks, components will be added to bring the number to 25. These stocks will come from the highest ranked stocks from the IBD 50 Index that are not already included in the Breakout list. This final step will complete the process for the list generation.

The list generation procedure will occur each Friday after the market close, if there is a holiday on Friday, it will occur on the trading day prior to the Friday. The Index calculation weights the components according to the Index’s weighting methodology on the list generation date. The rebalance occurs two trading days later for purposes of index performance calculations.

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The list generation at this point will consist of the following filtered lists:

•   Stocks nearing breakouts

•   Stocks breaking out

•   Stocks from previous week’s list that did not trigger sell rules.

Ranking.    These securities are then ranked using the following Proprietary Ratings published by the Index Provider:

•   IBD® Composite Rating (a percentile rating using a proprietary weighting of the following components: Earnings Per Share Rating, Relative Price Strength Rating, Industry Group Relative Strength Rating, Sales Margins Return on Equity (SMR) Rating, Accumulation Distribution Rating and the stock’s percent off its 52-week high into one rating)

•   Earnings Per Share Rating (a percentile rating of relative performance in earnings growth of an equity versus the Eligible Universe as well as a three-to-five year annual growth rate of earnings)

•   Relative Price Strength Rating (a percentile rating of relative performance in price appreciation over the course of the prior 12-months compared to all securities in Eligible Universe)

•   Sales Margins Return on Equity (SMR) Rating (most recent quarterly and annual sales growth, pre-tax and after-tax margins, and return on equity metrics are compared to all securities in Eligible Universe)

•   Accumulation Distribution Rating (an exponential moving average of inter- and intra-day price and volume over the last 13 weeks)

•   Industry Group Relative Strength (compares the 6-month price performance of a price-weighted industry group index to all 197 industry groups designated by Investor’s Business Daily)

•   Supply and Demand Estimates (uses the floating supply of shares (shares Outstanding minus those closely held by management) divided by the 50-day average daily volume. The results are calculated for all stocks and then sorted in descending order and assigned a rank from 1 through 100, with 100 being the best)

•   Earnings Stability Ratings (measures the variability of a company’s earnings per share history around the trend line fitted through a minimum of 12 trailing four-quarter periods of positive earnings. The lower the rating, the more stable the earnings)

Weighting.    The Index utilizes a rank-based weighting to reward higher-ranked stocks with a larger weighting while maintaining a more restrictive starting point for that weighting. As the number of stocks will fluctuate, five “buckets” will be created in order to determine the weights. The total number of stocks will be divided by five (5) and the quotient, without remainder, will

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comprise each of the first four buckets. The final bucket will comprise the remaining stocks. Each bucket will be filled in order of rank and receive an overall weighting as listed below that is distributed equally among the stocks comprising that bucket.

Bucket 1 – 35%, Bucket 2 – 30%, Bucket 3 – 20%, Bucket 4 – 10%, Bucket 5 – 5%

Reconstitutions and Rebalancings.    The Index Provider reconstitutes and rebalances the Index on a weekly basis.

Disclaimers

“IBD” and “IBD Breakout Stocks Index” are trademarks of, and solely owned by, Investor’s Business Daily® (herein referred to as the “Licensor”) and have been licensed for use for certain purposes by Innovator. The Fund is based on the IBD Breakout Stocks Index, and is not sponsored, endorsed, sold or promoted by IBD and IBD makes no representation regarding the advisability of trading in the Fund.

The Fund is not sponsored, endorsed, sold or promoted by IBD (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Licensor’s only relationship to Innovator is the licensing of certain trademarks and trade names of Licensor and of the IBD® Breakout Stocks Index which is determined, composed and calculated by Licensor without regard to Innovator or the Fund, Licensor has no obligation to take the needs of Innovator or the owners of the Fund into consideration in determining, composing or calculating IBD® Breakout Stocks Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE OR MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY AND/OR THE COMPLETENESS OF THE IBD® 50 INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX, ANY DATA CONTAINED THEREIN AND ANY OTHER DATA OR INFORMATION SUPPLIED BY LICENSOR IS PROVIDED ON AN “AS IS” BASIS. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY INNOVATOR, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IBD® BREAKOUT STOCKS INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IBD® BREAKOUT STOCKS INDEX OR ANY DATA INCLUDED THEREIN, OR ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, OR QUALITY OF THE INDEX, ANY DATA CONTAINED THEREIN OR ANY DATA OR INFORMATION SUPPLIED BY LICENSOR. LICENSOR SHALL NOT BE RESPONSIBLE FOR ANY MISDELIVERY OF ANY DATA RELATED TO OR ASSOCIATED WITH THE INDEX OR ANY DATA CONTAINED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING,

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IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. LICENSOR AND ITS RESPECTIVE AFFILIATES AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND SOURCES (THE “LICENSOR PARTIES”) SHALL NOT BE LIABLE TO INNOVATOR OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (A) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE INDEX OR ANY DATA CONTAINED THEREIN, OR (B) ANY DECISION MADE OR ACTION TAKEN BY INNOVATOR OR ANY THIRD PARTY IN RELIANCE UPON THE PRODUCTS, INDEX OR ANY DATA CONTAINED THEREIN. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND INNOVATOR.

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Trust’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Trust.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator IBD® Breakout Opportunities ETF

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$36.55	$0.05	$1.37	$1.42	$(0.23)	$—	$—	$(0.23)
10/31/2024	$29.05	$0.26	$7.68	$7.94	$(0.44)	$—	$—	$(0.44)
10/31/2023	$30.68	$0.24	$(1.47)	$(1.23)	$(0.40)	$—	$—	$(0.40)
10/31/2022	$36.52	$0.32	$(6.16)	$(5.84)	$—	$—	$—	$—
10/31/2021	$23.53	$(0.02)	$13.01	$12.99	$—	$—	$—	$—
				Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets Before Expense Reimbursement/ Recoupment(d)(e)	Ratio of Expense to Average Net Assets After Expense Reimbursement/ Recoupment(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
10/31/2025	$0.00	$37.74	3.87%	$11,322	0.80%	0.80%	0.11%	1,668%
10/31/2024	$0.00	$36.55	27.45%	$12,791	0.80%	0.80%	0.76%	1,448%
10/31/2023	$0.00	$29.05	-4.03%	$11,620	0.80%	0.80%	0.77%	1,945%
10/31/2022	$0.00	$30.68	-15.98%	$13,806	0.80%	0.80%	0.92%	1,980%
10/31/2021	$0.00	$36.52	55.18%	$14,607	0.80%	0.80%	(0.07)%	1,846%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

(f)      Portfolio turnover rate excludes in-kind transactions.

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Innovator IBD® Breakout Opportunities ETF

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator Index Autocallable Income Strategy ETF

(NYSE Arca — ACII)

February 27, 2026

Innovator Index Autocallable Income Strategy ETF (the “Fund”) is a series of Innovator ETFs® Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “creation units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Index Autocallable Income Strategy ETF

Investment Objective

The Fund seeks to provide investors with a high level of income and the potential to limit downside losses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.79%

(1)      “Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund is an actively managed ETF that seeks to provide investors with income distributions and the potential to limit downside losses, as determined by the performance of reference assets linked to the U.S. equity markets, currently the S&P 500® Index, the Russell 2000 Index and the Nasdaq-100® Index (each, a “Market Index” and collectively, the “Market Indices”). The Fund seeks to principally invest in a laddered portfolio of over-the-counter (“OTC”) swap agreements that seek to replicate the defined return characteristics of autocallable notes (the “Autocallable Instruments”). As described further below, each Autocallable Instrument in which the Fund invests is designed to provide the following investment profile:

•   Periodic Income Payments.    Potential for periodic income payments at defined times over the duration of an Autocallable Instrument, contingent on the performance of the worst-performing Market Index.

•   Potential to Limit Downside Losses.    No participation in the losses of any of the Market Indices unless the losses of the worst-performing Market Index exceed a pre-determined investment barrier, in which case the Fund will experience the entirety of the losses of the worst-performing Market Index over the duration the Autocallable Instrument on a one-to-one basis, offset by any income payments received.

The potential returns of each of the Autocallable Instruments in which the Fund will invest are designed to be contingent upon the worst-performing Market Index over the given period. The Fund will have continuous investment exposure to multiple Autocallable Instruments by investing in Autocallable Instruments with differing “maturity dates” and “observation dates,” and such instruments may also have different “coupon rates,” “coupon barrier levels” and “maturity barrier levels” (see “Autocallable Instruments Payout Structure” below). Such laddered investing in Autocallable Instruments seeks to mitigate the risks associated with investing in an unfavorable market environment and help offset the timing risks inherent having the same observation dates and/or maturity date (see “Autocallable Instruments Laddering” below).

The Fund has adopted a policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in financial instruments that seek to generate income and provide exposure to the Market Indices. The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”).

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate (i.e., hold 25% or more of its total assets) in the securities of a particular industry or group of industries, except that the Fund will concentrate to approximately the same extent as the Market Indices concentrate. As of the date of this prospectus, through the Autocallable Instruments that provide exposure to the Market Indices, the Fund has significant exposure to the financials, industrials and information technology sectors.

Autocallable Instruments Payout Structure

The Autocallable Instruments have unique mechanics and payout structures that impact the potential return the Fund can expect to receive from an investment in such instruments. The Autocallable Instruments seek to replicate the payout structures of autocallable notes. While the investment results of an autocallable note depends on the performance of the reference asset(s), the payouts, if any, are in the form of coupon payments rather than capital appreciation related to the reference asset. An autocallable note is a debt obligation that is linked to the performance of one or more reference assets that automatically matures (i.e. is “auto-called”) if the reference asset is at or above a defined level (typically its initial level) on predetermined observation dates. In return for being subject to this auto-call contingency, autocallable notes have the potential to provide high coupon payment rates.

The Autocallable Instruments in which the Fund will invest will have the following investment terms:

Investment Term	Investment Function
“Coupon Payment”

Payment made by the counterparty of the Autocallable Instrument to the Fund, typically expressed as a percentage of the notional exposure of the instrument. Payable on the Coupon Observation Date until maturity.

“Autocallable Level”

The level of each Market Index at which the Autocallable Instrument will be automatically redeemed, if the value of the worst performing Market Index exceeds such level on a Call Observation Date. Typically, the Autocallable Level will be set at the initial value of such index upon the execution of the instrument.

“No-Call Period”	Period during which an Autocallable Instrument cannot be called, regardless of the performance of the Market Indices (e.g., 6 months).
“Call Observation Date”

Periodic dates (i.e., quarterly) through the life of the Autocallable Instrument on which each Market Index is measured to evaluate the worst performing Market Index against the Autocallable Level (if outside the No-Call Period).

“Coupon Observation Date”

Periodic dates (i.e., monthly) through the life of the Autocallable Instrument on which each Market Index is measured to evaluate the worst performing Market Index against the Coupon Barrier Level to determine whether the Coupon Payment is made during a given month.

“Coupon Barrier Level”	Threshold amount of loss of the worst performing Market Index which, if exceeded on the Coupon Observation Date, a Coupon Payment will not be made.
“Maturity Date”	Date on which the Autocallable Instrument expires, and amounts are paid out by the parties.
“Maturity Barrier Level”

Threshold amount of loss of the worst performing Market Index which, if exceeded on the Maturity Date, determines the payouts made under the Autocallable Instrument. If the Maturity Barrier Level is not breached, the Fund will retain the full notional value of its investment. If the Maturity Barrier Level is breached, the Fund will experience the percentage of losses experienced by the worst performing Market Index over the duration of the Autocallable Instrument, net of cumulative Coupon Payments.

The performance of the Market Indices for a given Autocallable Instrument is evaluated at one of three categories of measurement dates: (1) the Coupon Observation Dates; (2) the Call Observation Dates; and (3) the Maturity Date. Below is a sample payout structure of an Autocallable Instrument:

Evaluation Timing	Worst Performing Market Index Level	Payout
Coupon Observation Date Evaluation	Greater than the Coupon Barrier Level	The Coupon Payment is made by the counterparty and the Autocallable Instrument continues in existence. The Fund does not participate in any gains or losses of the worst performing Market Index.
	Less than the Coupon Barrier Level	The Coupon Payment is not made by the counterparty, but the Autocallable Instrument continues in existence. The Fund does not participate in any losses of the worst performing Market Index.
Call Observation Date Evaluation	Greater than the Autocallable Level	The Autocallable Instrument is terminated. The Fund does not participate in any gains of the worst performing Market Index
	Less than the Autocallable Level	The Autocallable Instrument continues in existence. Fund does not participate in any losses of the worst performing Market Index.
Maturity Date Evaluation	Greater than the Maturity Barrier Level

The Autocallable Instrument returns the principal amount invested. The Fund experiences no gains or losses of the worst performing Market Index over the duration of the instrument. The gains experienced by the Fund are the cumulative Coupon Payments received.

Less than the Maturity Barrier Level

The Autocallable Instrument returns the principal amount invested, minus the entirety of the percentage of losses of the worst performing Market Index over the duration of the instrument. The losses experienced are equal to the losses of the worst performing Market Index, offset by the cumulative Coupon Payments received.

The anticipated term of the Autocallable Instruments will be approximately 2-years, 3-years and 4-years. The Fund anticipates the Autocallable Instruments will have a 6-month No-Call Period, during which time the Autocallable Instrument will not be called if the worst performing Market Index is greater than the Autocallable Level and will continue to make Coupon Payments if the worst performing Market Index is above the Coupon Barrier Level on a Coupon Observation Date. The Fund seeks to limit downside risk associated with investments in the worst performing of the Market Indices through the operation of the Maturity Barrier Levels attributed to each Autocallable Instrument.

The Autocallable Instruments utilized by the Fund will be evaluated on a particular Coupon Observation Date, Call Observation Date and/or Maturity Date based on the worst-performing Market Index. The Fund anticipates making periodic distributions from the Autocallable Instruments, which will only make Coupon Payments if the Coupon Barrier has not been met or exceeded by the worst-performing Market Index. It is anticipated that the Coupon Barrier Levels for the Autocallable Instruments will be approximately 70% of the Autocallable Level and the Maturity Barrier Levels for the Autocallable Instruments will be approximately 70% of the Autocallable Level. The anticipated Coupon Rate from the Autocallable Instruments will be approximately 8% – 11%.

As Autocallable Instruments are subject to numerous measurement events (e.g., Coupon Observation Date evaluations, Call Observation Date evaluations and Maturity Date evaluations) and performance thresholds (e.g., Autocallable Levels, Coupon Barrier Levels and Maturity Date Levels), its performance can vary greatly. For example, if an Autocallable Instrument had a 1-year maturity, Coupon Observation Dates every month, Call Observation Dates every 3 months and a Coupon Payment of 10%, the maximum payout the Autocallable Instrument could produce for the Fund would be 120%. However, Autocallable Instruments will not produce a given Coupon Payment if on the Coupon Observation Date the worst performing Market Index exceeds the Coupon Barrier Level, and are subject to the loss of the entire notional amount of the Fund’s exposure to such instrument, after cumulative Coupon Payments received (if any), if the worst performing index is less than the Maturity Barrier Level and the Maturity Date Evaluation. The most volatile of the Market Indices may have an outsized impact on the performance of the Fund. For additional information regarding the potential payout profile of a given Autocallable Instrument, see “Additional Information About the Fund’s Principal Investment Strategies” in the Fund’s Prospectus.

Autocallable Instruments Laddering

The Fund will seek to “ladder” its Autocallable Instruments. “Laddering” is an investment technique that utilizes multiple positions with multiple expiration dates, to avoid the risk of reinvesting a large portion of assets in an unfavorable market environment. The Fund will invest in a series of Autocallable Instruments that have different Maturity Dates (e.g. two, three and four years) and Call Observation Dates (quarterly frequency, with staggered months). Upon the maturity or call of any Autocallable Instrument, the Fund will roll the proceeds from such investment into a new Autocallable Instrument with the same Maturity Date. For example, if a two-year Autocallable Instrument is called in the ninth month, the Fund expects to replace the autocalled investment with a new Autocallable Instrument that has a new two-year Maturity Date. Additionally, the Fund will manage the Fund’s inflows and outflows to keep exposure to the Autocallable Instruments to be approximately in equal weights.

This laddered approach of investing is designed to help offset the timing risks inherent in the investment of Autocallable Instruments with a single Maturity Date or Call Observation Date. As a result of the Fund’s laddering, the Fund expects to have continuous exposure to multiple Autocallable Instruments that have varying Maturity Dates, Call Observation Dates, Maturity Barrier Levels, Coupon Barrier Levels and Autocallable Levels to mitigate the risk associated with any one such instrument. As a result, the Fund’s returns are likely to be different than the returns the Fund would produce through investing in a single Autocallable Instrument.

Fund Investments

To implement its principal investment strategies, the Fund will invest in Autocallable Instruments that reference the Market Indices and short-term U.S. Treasury securities (“U.S. T-Bills”) and/or money-market funds. The Autocallable Instruments obtain exposure to the Market Indices by referencing one or more ETFs that seek to track the performance of the specific Market Index, specifically the State Street® SPDR® S&P 500® ETF, iShares Russell 2000 ETF and the Invesco QQQ Trust℠, Series 1. Additional information regarding each of the Market Indices is available in the “Additional Information About the Fund’s Principal Investment Strategies” section.

A swap agreement is an instrument entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of the underlying reference assets, as detailed above. The gross returns to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount.” Swap agreements are typically closed out on a net basis. Thus, while the notional amount reflects the Fund’s total investment exposure under an OTC swap agreement, the net amount is the Fund’s current obligations (or rights) under the swap agreements. This net amount represents the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. The Fund will also invest in U.S. T-Bills and/or money market funds to use as collateral for the Autocallable Instruments. U.S. T-Bills are government debt instruments issued by the United States Department of the Treasury and are backed by the full faith and credit of the United States government. Money market funds are a type of fund that invests in cash, cash equivalents and short-term debt securities, and seeks to generate income while minimizing risk. It is possible for the Fund to lose money by investing in money market funds. Money market funds are subject to management fees and other expenses of those funds, and the Fund will bear proportionately the costs incurred by the money market funds’ operations in addition to the Fund’s management fee. The Fund’s investment in U.S. T-Bills and/or money market funds provides an opportunity for additional income to the Fund.

To provide greater flexibility to manage the Fund’s cash and to invest in income generating assets, the Fund may also utilize offsetting sets of option contracts in a strategy commonly referred to as a “Box Spread.” The Fund intends to use FLexible EXchange® option contracts (“FLEX Options”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). A “box spread” options strategy typically involves using a synthetic long position coupled with an offsetting synthetic short position through a combination of call and put option contracts. More specifically, the Fund would create a synthetic long position by (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. It would then create the synthetic short position by (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations. Box Spreads are expected to have return characteristics similar to cash equivalents.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Autocallable Returns Risk.    The Fund seeks to replicate the payout structure of autocallable notes through its investments in Autocallable Instruments. Autocallable notes differ in various ways from traditional debt securities. Autocallable notes do not guarantee a return of principal and limit the positive investment return that can be achieved through the operation of the Maturity Barrier Level, which if triggered by the worst-performing Market Index, subjects the Fund to the losses of such index. Further, the Fund does not participate in any upside gain of any Market Indices and if the autocall feature of an instrument is triggered the Fund would forego any remaining Coupon Payments and may be unable to invest in another Autocallable Instrument with a similar level of risk and comparable return profile. The Coupon Payments of Autocallable Instruments are not linked to the performance of the Market Indices at any time other than on the Maturity Date and Coupon Observation Dates. Moreover, because the Autocallable Instruments do not participate in any upside performance of the Market Indices, the Fund’s positive returns are limited to the Coupon Payments. If the autocall feature is triggered, the Fund will forego future Coupon Payments and any positive returns may be limited. Further, the Fund may be unable to invest the proceeds in a subsequent Autocallable Instrument or one with similar terms, and therefore the Fund may not achieve its investment objective.

Barrier Risk.    The Autocallable Instruments utilize a Coupon Barrier Level and a Maturity Barrier Level, which each set forth the threshold amount of loss of the worst performing Market Index may experience before the Fund will forfeit, Coupon Payments or a portion or all of the initial notional amount invested in such instrument, respectively. If the Coupon Barrier Level is breached on an Coupon Observation Date, the Fund will forfeit the Coupon Payment for sch period. It is possible that the Fund may not receive any Coupon Payments under an Autocallable Instrument over the duration of such instrument. If the Maturity Barrier Level is breached, the Fund will forfeit the percentage of the initial notional amount it invested that is equal to the entire amount of loss of the worst-performing Market Index over the term of the Autocallable Instrument. Accordingly, the Fund could forfeit the entire notional exposure for any one Autocallable Instrument. Further, a shareholder may lose its entire investment in the Fund notwithstanding the sought-after limited downside protection intended to be provided by the Autocallable Instrument and the risk mitigation intended to be provided by the laddered portfolio.

Call Risk.    The Autocallable Instruments may be redeemed, or “called,” before their stated maturity date if the Autocallable Level is breached on a given Call Observation Date. In this event, the Fund will forego all future Coupon Payments associated with the Autocallable Instrument. If an instrument is called prior to its Maturity Date, the Fund’s income may decrease if the Fund must reinvest the proceeds into an Autocallable Instrument with a lower Coupon Rate. Further, in the event an Autocallable Instrument is called, there is no guarantee that the Fund will be able to invest in a new Autocallable Instrument or that such new instrument will have similar terms.

Concentration Risk.    Through its exposure to the Market Indices via the Autocallable Instruments, the Fund has exposure to the securities of a particular industry or group of industries represented by the Market Indices. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes.

Market Indices Risk.    The Fund is exposed to the risks of the Market Indices through the Autocallable Instruments. Such risks include those detailed below.

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of Shares will fluctuate with changes in the value of the equity securities that comprise the Market Indices.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Significant Exposure Risk.    To the extent that the Fund invests or has exposure to a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. The Market Indices provide significant exposure to the following sectors: financials, industrials, and information technology.

Smaller Companies Risk.    Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform the Market Indices. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy.

Money Market Funds Risk.    Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.

U.S. Government Securities Risk.    The Fund invests in U.S. T-Bills, which are government debt instruments issued by the U.S. Department of Treasury and are backed by the full faith and credit of the United States government. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. T-Bills trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. T-Bills may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasuries to decline. U.S. Treasuries are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments, specifically, OTC swap agreements. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies;

national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Credit Risk.    Credit risk is the risk that issuer or other obligated party (associated with the Fund’s investments in Autocallable Instruments) may be unable or unwilling to make Coupon Payments when due. In addition, the value of such investments may decline because of concerns about the issuer’s ability or unwillingness to make such payments. While the Fund will review the credit rating of the counterparties of the Autocallable Instruments to assess such party’s overall creditworthiness, any such rating will not provide an assessment of a specific financial obligation of the issuer, such as an Autocallable Instrument. That notwithstanding, the counterparties of the Autocallable Instruments will have an investment grade rating at the time of investment. While any such counterparty credit rating will assess such party’s overall creditworthiness, it will not provide an assessment of a specific financial obligation of the issuer, such as an Autocallable Instrument.

FLEX Options Risk.    The Fund may utilize FLEX Options as part of its investment strategies, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the price return of the Fund, could be negatively impacted. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the reference asset of such option. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the reference asset on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX

Options will be affected by, among others, changes in the value of the reference asset, changes in interest rates, changes in the actual and implied volatility of the reference asset and the remaining time to until the FLEX Options expire.

Box Spread Risk.    If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not perform as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

OTC Derivatives Risk.    The Fund may utilize derivatives that are traded over-the-counter. In general, OTC derivatives are subject to the same risks as derivatives generally, as described herein. However, because OTC derivatives do not trade on an exchange, the parties to an OTC derivative face heightened levels of counterparty risk, liquidity risk and valuation risk. The Autocallable Instruments will be OTC derivatives, and therefore its counterparty risk will be higher if it only trades with a single or small number of counterparties. The secondary market for OTC derivatives may not be as deep as for other instruments and such instruments may experience periods of illiquidity. In addition, some OTC derivatives may be complex and difficult to value. If the Fund fails to meet its payment or collateral delivery obligations under an Autocallable Instrument or some other termination or default event occurs, the counterparty to the contract could close out the contract and the Fund could experience significant losses and fail to achieve its investment objective.

Swap Agreements Risk.    The Fund expects to principally use swap agreements as the Autocallable Instruments. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the Commodity Futures Trading Commission (“CFTC”). CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s usage of swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swap agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swap agreements of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap agreements are also subject to the risk of imperfect correlation between the value of the reference asset underlying the agreement and the swap agreement itself. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, if a particular swap agreement is terminated or autocalled, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective.

Distribution Tax Risk.    The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Substantial uncertainties exist related to the calculation of income from the Synthetic Autocallable Contracts. The Fund intends to calculate the income from the contacts using the IRS rules for notional principal contracts. However, the application of such rules to the Synthetic Autocallable Contracts may be subject to challenge or varying interpretation. If the Fund is incorrect in its calculation of income, the Fund may be required to make an extraordinary distribution to distribute prior undistributed income or recharacterize prior distributions.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of the Fund’s assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and may be forced to recognize gains. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Upside Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund intends to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Code. The federal income tax treatment of the securities in which the Fund may invest, including the Fund’s usage of Autocallable Instruments, may not be clear. Any such failure to comply with the rules applicable to RICs could cause the Fund to fail to qualify as such. To qualify and maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. Among other requirements, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income and the Fund’s assets must be diversified so that at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations. The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Additionally, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear and may have adverse tax consequences, including but not limited to the Fund losing its status as a RIC.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.innovatoretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

•   Nate Dorr:    Principal and Senior Director at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager except Mr. Dorr has served in such capacity since the Fund’s inception in September 2025. Mr. Dorr has served in such capacity since February 2026.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may also issue and redeem Shares in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Principal Investment Strategies

The Fund is an actively managed ETF. The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval. Certain fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”). The Fund has adopted a policy pursuant to Rule 35d-1 to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in financial instruments that seek to generate income and provide exposure to broad-based market indexes. For purposes of this policy, the Fund will use the notional value of the Autocallable Instruments. The Fund has adopted a policy to provide the Fund’s shareholders with at least sixty (60) days’ prior notice of any change in this policy. There is no guarantee that the Fund will achieve its investment objective.

Additional Information about the Autocallable Instruments

The Fund will invest in Autocallable Instruments which seek to replicate the payout structures of autocallable notes. It is expected that the Autocallable Instruments will have Coupon Barrier Levels that are approximately 70% of the Autocallable Level and Maturity Barrier Levels that are approximately 70% of the Autocallable Level. Further, it is expected that the Coupon Payments will range from approximately 8% to 11%. The Autocallable Instruments will provide for the below payout structure at maturity.

In addition to this payout structure at maturity, the Autocallable Instruments will be evaluated at two separate times: Coupon Observation Dates and Call Observation Dates. On each monthly Coupon Observation Date, the Coupon Payment is contingent upon the performance of the worst-performing Market Index, such that the following outcomes are produced:

1.    If the price of the worst-performing Market Index is above the Coupon Barrier Level, the Coupon Payment is made; or

2.    If the price of the worst-performing Market Index is below the Coupon Barrier Level, the Coupon Payment is not made.

Similarly, on each quarterly Call Observation Date, a principal action is determined such that the following outcomes are produced:

1.    If the price of the worst-performing Market Index is above the Autocallable Level, the principal is returned and a new Autocallable Instrument is entered into by the Fund; or

2.    If the price of the worst-performing Market Index is below the Autocallable Level, the principal exposure to the Autocallable Instrument is maintained and the instrument continues.

The Fund will principally use swap agreements as the Autocallable Instruments. Swap agreements are contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In connection with its usage of swap agreements, the Fund will not be required to make any upfront payment to the swap counterparty to enter into the transaction. The Fund’s swap agreements require the Fund pay the counterparty a financing rate, expected to be paid in monthly installments for the duration of the instrument.

Additional Information About the Market Indices

The Autocallable Instruments will reference the S&P 500® Index, Russell 2000® Index and the Nasda-100® Index, and provide payouts based on the worst-performing of such indices over the relevant period. Additional information regarding each of the indices is below.

•   S&P 500® Index.    The S&P 500® Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float. The S&P 500® Index is rebalanced quarterly in March, June, September and December. The Autocallable Instruments obtain exposure to the S&P 500® Index through referencing the State Street® SPDR® S&P 500® ETF Trust, which is an exchange-traded unit investment trust that uses a full replication strategy, meaning it invests entirely in the S&P 500® Index. The investment objective of the State Street® SPDR® S&P 500® ETF Trust is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.

•   Russell 2000® Index.    The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity market. It is a subset of the Russell 3000® Index which represents approximately 98% of the investable U.S. equity market. The Russell 2000® Index includes approximately 2,000 of the smallest securities based on a combination of market capitalization and current index membership. The Russell 2000® Index is rebalanced annually in April. The Autocallable Instruments obtain exposure to the Russell 2000® Index through referencing the iShares Russell 2000 ETF, which is an exchange-traded fund that seeks to track the Russell 2000 Index. The iShares Russell 2000 Index measures the performance of the small-capitalization sector of the U.S. equity market, as defined by FTSE Russell and is reconstituted on an annual basis.

•   Nasdaq-100® Index.    The Nasdaq-100® Index includes 100 of largest domestic and international non-financial companies listed on either the Nasdaq Global Select Market or the Nasdaq Global Market. Selection is based on market capitalization. The Nasdaq-100® Index is rebalanced quarterly in March, June, September, and December. The Autocallable Instruments obtain exposure to the Nasdaq-100 through referencing Invesco QQQ Trust℠, Series 1, which seeks to track the investment results, before fees and expenses of the Nasdaq-100® Index. The Invesco QQQ Trust℠, Series 1 reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies. Except under extraordinary circumstances that may prompt an interim evaluation, the composition of the Invesco QQQ Trust℠, Series 1 is reviewed on an annual basis.

Investor Suitability Considerations

The Fund is a unique investment product that may not be suitable for all investors. An investor should consider investing in the Fund only if it, among other reasons, fully understands the risks inherent in an investment in the Fund’s Shares, desires to invest in a product that seeks to provide periodic income contingent upon the performance of one of the three Market Indices, fully understands the operationality of the Autocallable Instruments, fully understands the Fund may be subjected to the losses of a Market Index and will not participate in any capital appreciation of a Market Index, and that there is no guarantee that the Fund will be successful in achieving its investment objective. An investor should not consider investing in the Fund if it, among other reasons, does not fully understand the risks inherent in an investment in the Fund’s Shares, desires a product that provides for the potential for capital appreciation, does not understand the operationality of the Autocallable Instruments, and does not understand that the Fund may be subjected to the losses of a Market Index or is unwilling to bear such losses.

Fund Investments

Principal Investments

Swap Agreements

The Fund will enter into a series of OTC swap agreements with major global financial institutions to pursue its investment objective. Swap agreements are contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index. Any costs associated with using swap agreements may also have the effect of lowering the Fund’s returns. The Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. and approved by, and subject to the oversight of, the Board. The Fund will enter into swap agreements pursuant to Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

U.S. Government Securities

The Fund will generally invest in short-term U.S. government securities. U.S. government securities include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Money Market Funds

The Fund may invest in money market funds, which are investment companies that invest in short-term higher quality securities and are designed to provide high liquidity with a lower risk profile. The money market funds in which the Fund invests may either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund invests are all European style option contracts (option contracts that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options to produce a Box Spread options strategy. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significant of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Autocallable Returns Risk.    The Fund seeks to replicate the payout structure of autocallable notes through its investments in Autocallable Instruments. Autocallable notes differ in various ways from traditional debt securities. Autocallable notes do not guarantee a return of principal and limit the positive investment return that can be achieved through the operation of the Maturity Barrier Level, which if triggered by the worst-performing Market Index, subjects the Fund to the losses of such index. Further, the Fund does not participate in any upside gain of any Market Indices and if the autocall feature of an instrument is triggered the Fund would forego any remaining Coupon Payments and may be unable to invest in another Autocallable Instrument with a similar level of risk and comparable return profile. The Coupon Payments of Autocallable Instruments are not linked to the performance of the Market Indices at any time other than on the Maturity Date and Coupon Observation Dates. Moreover, because the Autocallable Instruments do not participate in any upside performance of the Market Indices, the Fund’s positive returns are limited to the Coupon Payments. If the autocall feature is triggered, the Fund will forego future Coupon Payments and any positive returns may be limited. Further, the Fund may be unable to invest the proceeds in a subsequent Autocallable Instrument or one with similar terms, and therefore the Fund may not achieve its investment objective.

Barrier Risk.    The Autocallable Instruments utilize a Coupon Barrier Level and a Maturity Barrier Level, which each set forth the threshold amount of loss of the worst performing Market Index may experience before the Fund will forfeit, Coupon Payments or a portion or all of the initial notional amount invested in such instrument, respectively. If the Coupon Barrier Level is breached on an Coupon Observation Date, the Fund will forfeit the Coupon Payment for sch period. It is possible that the Fund may not receive any Coupon Payments under an Autocallable Instrument over the duration of such instrument. If the Maturity Barrier Level is breached, the Fund will forfeit the percentage of the initial notional amount it invested that is equal to the entire amount of loss of the worst-performing Market Index over the term of the Autocallable Instrument. Accordingly, the Fund could forfeit the entire notional exposure for any one Autocallable Instrument. Further, a shareholder may lose its entire investment in the Fund notwithstanding the sought-after limited downside protection intended to be provided by the Autocallable Instrument and the risk mitigation intended to be provided by the laddered portfolio.

Call Risk.    The Autocallable Instruments may be redeemed, or “called,” before their stated maturity date if the Autocallable Level is breached on a given Call Observation Date. In this event, the Fund will forego all future Coupon Payments associated with the Autocallable Instrument. If an instrument is called prior to its Maturity Date, the Fund’s income may decrease if the Fund must reinvest the proceeds into an Autocallable Instrument with a lower Coupon Rate. Further, in the event an Autocallable Instrument is called, there is no guarantee that the Fund will be able to invest in a new Autocallable Instrument or that such new instrument will have similar terms.

Concentration Risk.    Through its exposure to the Market Indices via the Autocallable Instruments, the Fund has exposure to the securities of a particular industry or group of industries represented by the Market Indices. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Sub-Adviser will properly implement the Fund’s investment strategy and therefore the Fund may not achieve its investment objective or its sought-after Outcomes.

Market Indices Risk.    The Fund is exposed to the risks of the Market Indices through the Autocallable Instruments. Such risks include those detailed below.

Equity Securities Risk.    Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of Shares will fluctuate with changes in the value of the equity securities that comprise the Market Indices.

Large Capitalization Companies Risk.    Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Although the securities of larger companies may, on average, be less volatile than those of companies with smaller market capitalizations, during different market cycles, the performance of large capitalization companies tends to trail the overall market during different market cycles.

Significant Exposure Risk.    To the extent that the Fund invests or has exposure to a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified. The Market Indices provide significant exposure to the following sectors: financials, industrials, and information technology.

• Financials Sector. Companies in the financials sector, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants and blurred distinctions in their fields of business.

•   Industrials Sector. Companies in the industrials sector may be affected by, among other things, worldwide economic growth, supply and demand for specific products and services, product obsolescence, environmental damages or product liability claims, rapid technological developments and government regulation. Government spending policies may impact the profitability of the industrials sector since industrials companies, especially aerospace and defense companies, often rely on government demand for their products and services.

•   Information Technology Sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Smaller Companies Risk.    Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Money Market Funds Risk.    Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.

U.S. Government Securities Risk.    The Fund invests in U.S. T-Bills, which are government debt instruments issued by the U.S. Department of Treasury and are backed by the full faith and credit of the United States government. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. T-Bills trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. T-Bills may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasuries to decline. U.S. Treasuries are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments, specifically, OTC swap agreements. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Credit Risk.    Credit risk is the risk that issuer or other obligated party (associated with the Fund’s investments in Autocallable Instruments) may be unable or unwilling to make Coupon Payments when due. In addition, the value of such investments may decline because of concerns about the issuer’s ability or unwillingness to make such payments. While the Fund will review the credit rating of the counterparties of the Autocallable Instruments to assess such party’s overall creditworthiness, any such rating will not provide an assessment of a specific financial obligation of the issuer, such as an Autocallable Instrument. That notwithstanding, the counterparties of the Autocallable Instruments will have an investment grade rating at the time of investment. While any such counterparty credit rating will assess such party’s overall creditworthiness, it will not provide an assessment of a specific financial obligation of the issuer, such as an Autocallable Instrument.

FLEX Options Risk.    The Fund may utilize FLEX Options as part of its investment strategies, which are customizable, exchange-traded option contracts that are issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the price return of the Fund, could be negatively impacted. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The Fund utilizes European style FLEX Option contracts, which are exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the reference asset of such option. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the reference asset on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the value of the reference asset, changes in interest rates, changes in the actual and implied volatility of the reference asset and the remaining time to until the FLEX Options expire.

Box Spread Risk.    If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not perform as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.

OTC Derivatives Risk.    The Fund may utilize derivatives that are traded over-the-counter. In general, OTC derivatives are subject to the same risks as derivatives generally, as described herein. However, because OTC derivatives do not trade on an exchange, the parties to an OTC derivative face heightened levels of counterparty risk, liquidity risk and valuation risk. The Autocallable Instruments will be OTC derivatives, and therefore its counterparty risk will be higher if it only trades with a single or small number of counterparties. The secondary market for OTC derivatives may not be as deep as for other instruments and such instruments may experience periods of illiquidity. In addition, some OTC derivatives may be complex and difficult to value. If the Fund fails to meet its payment or collateral delivery obligations under an Autocallable Instrument or some other termination or default event occurs, the counterparty to the contract could close out the contract and the Fund could experience significant losses and fail to achieve its investment objective.

Swap Agreements Risk.    The Fund expects to principally use swap agreements as the Autocallable Instruments. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s usage of swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swap agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swap agreements of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap agreements are also subject to the risk of imperfect correlation between the value of the reference asset underlying the agreement and the swap agreement itself. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, if a particular swap agreement is terminated or autocalled, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective.

Distribution Tax Risk.    The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund’s investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Substantial uncertainties exist related to the calculation of income from the Synthetic Autocallable Contracts. The Fund intends to calculate the income from the contacts using the IRS rules for notional principal contracts. However, the application of such rules to the Synthetic Autocallable Contracts may be subject to challenge or varying interpretation. If the Fund is incorrect in its calculation of income, the Fund may be required to make an extraordinary distribution to distribute prior undistributed income or recharacterize prior distributions.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of the issuance and redemption of Creation Units for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effectuates its Creation Units only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in the market price of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Upside Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund intends to qualify as a RIC under Subchapter M of the Code. The federal income tax treatment of the securities in which the Fund may invest, including the Fund’s usage of Autocallable Instruments, may not be clear. Any such failure to comply with the rules applicable to RICs could cause the Fund to fail to qualify as such. To qualify and maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. Among other requirements, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income and the Fund’s assets must be diversified so that at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations. The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Additionally, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear and may have adverse tax consequences, including but not limited to the Fund losing its status as a RIC.

To maintain its status as a RIC, the Fund must distribute 90% of its investment company taxable income annually. In addition, to avoid a non-deductible excise tax, the Fund must distribute 98% of its ordinary income and 98.2% of its capital gain net income. Separately, depending upon the circumstances, sales to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act.  Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures.  While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp, Maria Schiopu and Nate Dorr serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings: Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco: Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp: ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu: Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

•   Nate Dorr: Principal and Senior Director at Milliman.    Mr. Dorr has served as a Principal and Senior Director since 2017. He joined Milliman in 2011 as a Quantitative Developer and has been a key contributor to the firm’s risk management, quantitative modeling, and product development initiatives across Milliman’s hedging and financial risk solutions. Prior to joining Milliman, Mr. Dorr held actuarial and quantitative roles at Pacific Life and Transamerica, where he supported product design, risk analysis, and valuation functions. Mr. Dorr has more than 20 years of experience in actuarial science and quantitative finance. He holds a B.S. in Mathematics and Economics from Rose-Hulman Institute of Technology. He is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries.

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.79% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal period ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund Shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Som capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.  The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gain tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the statement of additional information for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust
Financial Highlights
Innovator Index Autocallable Income Strategy ETF

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025(g)	$25.00	$0.09	$(0.07)	$0.02	$—	$—	$—	$—
						Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share		Net Asset Value, End of Year	Total Return(c)		Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets Before Expense Reimbursement/ Recoupment(d)(e)	Ratio of Expense to Average Net Assets After Expense Reimbursement/ Recoupment(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
10/31/2025(g)	$0.14	(h)	$25.16	0.65	%(i)	$3,774	0.79%	0.79%	3.44%	—%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

(f)      Portfolio turnover rate excludes in-kind transactions.

(g)      Inception date of the Fund was September 24, 2025.

(h)      The ETF Transaction Fees Per Share presented in these financial statements reflects an updated NAV calculation as of October 31, 2025 due to U.S. GAAP adjustments for financial statement reporting purposes.

(i)      The Total Return presented in these financial statements reflects an updated NAV calculation as of October 31, 2025 due to U.S. GAAP adjustments for financial statement reporting purposes. The Total Return prior to these adjustments was 0.19%.

Innovator Index Autocallable Income Strategy ETF

For more detailed information on the Fund, several additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent Statement of Additional Information, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator Laddered Allocation Buffer ETF™

(Cboe BZX — BUFB)

February 27, 2026

Innovator Laddered Allocation Buffer ETF™ (the “Fund”) is a series of Innovator ETFs® Trust (the “Trust”) and an exchange-traded index fund. The Fund lists and principally trades its shares on Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is a passively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Laddered Allocation Buffer ETFTM

Investment Objective

The Fund seeks investment results that generally correspond (before fees and expenses) to the performance of the MerQube U.S. Large Cap Equity Buffer Laddered Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.79%
Total Annual Fund Operating Expenses	0.89%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that Fund shareholders may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

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Principal Investment Strategies

The Fund will invest at least 80% of its net assets (including investment borrowing) in the ETFs that comprise the Index. The Fund, using an indexing investment approach, seeks investment results that generally correspond, before fees and expenses, to the performance of the Index. The Index provider, MerQube, Inc. (“MerQube” or the “Index Provider”), compiles, maintains and calculates the Index.

The Fund is classified as a “diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund concentrates its investments to approximately the same extent.

Information Regarding the Index.    The Index is comprised of twelve Innovator U.S. Equity Buffer ETFs (each, an “Underlying ETF,” and together, the “Underlying ETFs”). The Fund, in accordance with the Index, will be continuously invested in each of the Underlying ETFs and will rebalance semi-annually by purchasing and selling the Underlying ETFs to equally weight the Underlying ETFs. As further described below, each Underlying ETF seeks to provide a defined outcome based upon the performance of an ETF that tracks the return, before fees and expenses, of the S&P 500® Index (the “U.S. Large Cap ETF”) over the course of an approximately one-year time period (each, an “Outcome Period”) that begins on the first day of the month indicated in the Underlying ETF’s name. Each Underlying ETF seeks to provide returns that match the returns of U.S. Large Cap ETF up to a capped amount for an applicable Outcome Period (a “Cap”) and a measure of downside protection from losses experienced by the returns of U.S. Large Cap ETF for such Outcome Period (i.e., a “buffer”). The Cap represents the maximum percentage return an Underlying ETF can achieve for an Outcome Period and each Underlying ETF provides a buffer of 9% of losses.

The Index seeks to provide “laddered” investing in the Underlying ETFs. Laddered investing refers to investments in several similar securities that have different reset dates, with the goal of mitigating timing risks associated with investing in a single investment. The laddered approach of the Index is designed to help offset the timing risks inherent in the purchase of shares of a single Underlying ETF. The Fund, in accordance with the Index, will typically buy an Underlying ETF on days other than the first day of its respective Outcome Period and sell an Underlying ETF on days other than the last day of its respective Outcome Period. However, by owning each of the Underlying ETFs at all times, the Fund will have a diversified exposure to the respective Caps and buffer that are available for each of the Underlying ETFs. An investment in the Fund allows a shareholder to participate in the outcomes of each Underlying ETF without undertaking any additional purchases or sales.

As indicated in the chart below, each month, one Underlying ETF concludes its one-year Outcome Period, and subsequently “rolls” into another one-year Outcome Period, refreshing its buffer level and resetting its Cap for another twelve months. This process repeats monthly, with the Index participating in a rolling set of Caps and buffer.

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With the laddered investment approach, the Fund will continue to have the potential to increase in a market environment where the value of the U.S. Large Cap ETF is steadily increasing, as it is likely that at least one of the Underlying ETFs will have performance capacity because it will have reset its Cap within the past month. In addition, the Fund will have the potential to derive benefit from a buffer in a market environment where the U.S. Large Cap ETF is steadily decreasing, as is it is likely that at least one of the Underlying ETFs will have a buffer against losses because it will have reset its buffer within the past month.

However, the Fund may not benefit from the Cap or buffer of an Underlying ETF. It is possible that all of the Underlying ETFs will have exceeded its respective Cap or that none of the Underlying ETFs will have a buffer against losses relative to their respective Outcome Periods. Such circumstance may continue until the beginning of the next month, at which point an Underlying ETF resets its buffer protection level and applicable Cap. In addition, for any given time period, the performance available for any single or group of Underlying ETFs may exceed the exposures to Caps that the Fund has in owning all of the Underlying ETFs. Similarly, for any given time period, the potential for a buffer against losses may be greater when owning a single or group of Underlying ETF that has more ability to benefit from a buffer than the buffer available by owning all of the Underlying ETFs. See “Risks – Fund-of-Funds Risk”.

The Index was created on January 25, 2022. On its inception date, the Index was equally allocated to shares of the twelve, monthly Underlying ETFs. The Index is reconstituted and rebalanced on a semi-annual basis. The Index will be scheduled to rebalance and reconstitute its portfolio securities on the third Wednesday of April and October each year. On each semi-annual rebalance date the Index will re-allocate its portfolio to invest in the Underlying ETFs equally, such that each Underlying ETF will constitute 1/12 of the Index portfolio. The Fund will purchase and sell Underlying ETFs in accordance with these scheduled rebalances. The Index’s semi-annual rebalance and reconstitution schedule may cause the Fund to experience a higher rate of portfolio turnover. Frequent turnover of the Fund’s portfolio securities may negatively affect the Fund’s

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performance because the Fund may pay higher levels of transaction costs and generate greater tax liabilities for shareholders. The amount of an individual Underlying ETF in the Fund will vary after its semi-annual rebalance date and therefore the percentage of Underlying ETFs held by the Fund may be dependent on its proximity to the Index’s rebalance date.

Information Regarding the Underlying ETFs.    The Underlying ETFs each utilize a defined outcome investing strategy. Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The Fund is a “fund-of-funds” and does not itself pursue a defined outcome strategy. The shares of the twelve ETFs comprising the Index are set forth below:

1.    Innovator U.S. Equity Buffer ETF™ – January (BJAN)

2.    Innovator U.S. Equity Buffer ETF™ – February (BFEB)

3.    Innovator U.S. Equity Buffer ETF™ – March (BMAR)

4.    Innovator U.S. Equity Buffer ETF™ – April (BAPR)

5.    Innovator U.S. Equity Buffer ETF™ – May (BMAY)

6.    Innovator U.S. Equity Buffer ETF™ – June (BJUN)

7.    Innovator U.S. Equity Buffer ETF™ – July (BJUL)

8.    Innovator U.S. Equity Buffer ETF™ – August (BAUG)

9.    Innovator U.S. Equity Buffer ETF™ – September (BSEP)

10.  Innovator U.S. Equity Buffer ETF™ – October (BOCT)

11.  Innovator U.S. Equity Buffer ETF™ – November (BNOV)

12.  Innovator U.S. Equity Buffer ETF™ – December (BDEC)

Each Underlying ETF invests in FLexible EXchange® Options (“FLEX Options”) that reference the U.S. Large Cap ETF, and may also invest directly in the U.S. Large Cap ETF or the components thereof. Each Underlying ETF that comprises the Index seeks to provide outcomes with a specified Cap and buffer based upon the returns of U.S. Large Cap ETF, but only for the duration of an entire Outcome Period. The respective Outcome Period for each Fund begins on the first day of the month indicated in the Underlying ETF’s name when the fund enters into its FLEX Option positions and ends on the market’s closure on the last day of the month immediately preceding the month indicated its name when those FLEX Options expire. For each Underlying ETF, the applicable Outcome Period has an upside return Cap that represents the maximum percentage return a Fund shareholder can achieve from an investment in the Underlying ETF for the Outcome Period and a buffer of 9% of losses. Each Underlying ETF’s Cap may vary. Each Cap is dependent on prevailing market conditions, especially then current interest rates and market volatility, at the times each Underlying ETF enters into its FLEX Options contracts.

The outcomes each Underlying ETF seeks to provide may only be realized by holding shares of the Underlying ETF on the first day of its Outcome Period and continuing to hold them on the last day of its Outcome Period. Purchasing or selling shares of an Underlying ETF after an Outcome Period

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has begun may result in investment returns that are very different from those that the Underlying ETF seeks to provide for an entire Outcome Period. At any given point during an Outcome Period, an Underlying ETF may have more or less upside available to its respective Cap or more or less ability to benefit from its buffer when compared to the beginning of its Outcome Period. As a result of the performance of an Underlying ETF during its Outcome Period, once an Outcome Period has begun an investor that purchases shares of a single Underlying ETF may have little or no upside available to them for the remainder of the Outcome Period (because the Underlying ETF’s share price has increased to a level near its Cap) or little or no ability to benefit from a buffer (because the Underlying ETF’s share price has decreased in value by more than the downside protection).

The section entitled “Additional Information About the Fund’s Principal Investment Strategies” contains additional information relating to the Underlying ETFs and graphics designed to illustrate the outcomes sought by the Underlying ETFs based upon the hypothetical performance of the U.S. Large Cap ETF.

Innovator Capital Management, LLC, the investment adviser to the Fund and the Underlying ETFs (“Innovator” or the “Adviser”), maintains a webpage for the Fund and each Underlying ETF that provides current information relating to the Underlying ETF’s sought-after outcomes, including the performance of the U.S. Large Cap ETF since the beginning of the Outcome Period, the Underlying ETF’s net asset value (“NAV”), the amount of investment gains possible until the Underlying ETF reaches the Cap, and the amount of buffer remaining. The address for each Underlying ETF’s webpage is set forth in the section entitled “Additional Information About the Fund’s Principal Investment Strategies.” These webpages will not only allow Fund shareholders and/or a prospective Fund shareholder to find current information about each Underlying ETF’s progress through its Outcome Period, but it also provides links to each Underlying ETF’s prospectus and statement of additional information, which describe the principal investment strategies and principal risks of each Underlying ETF in much greater detail. Fund Shareholders and prospective Fund shareholders are encouraged to visit one or more of these webpages and read the prospectus and statement of additional information of the Underlying ETFs in connection with making investment decisions regarding either an Underlying ETF or the Fund.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Concentration Risk.    The Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Index. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect

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the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Fund-of-Funds Risk.    Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide a defined buffer against U.S. Large Cap ETF losses. Because the Fund will typically not purchase an Underlying ETF on the first day of an Outcome Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Outcome Periods. A purchaser of Shares will, therefore, have exposure to Underlying ETFs with differing profiles in terms of its upside performance availability to its Cap and potential for downside protection to its buffer. The Fund may invest in an Underlying ETF at times when the Underlying ETF is experiencing little or no benefit to its Cap or buffer. The Fund, with its aggregate exposure to each of the Underlying ETFs and it respective defined outcome profiles, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period.

In between the semi-annual rebalance period of the Index, because the Fund is not equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF.

As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Index Provider Risk.    The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that its Index will be in line with its methodology.

Non-Correlation Risk.    The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

6

Passive Investment Risk.    The Fund is not actively managed. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming. Rather, the Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Underlying ETF Risk.    While the Underlying ETFs seek to provide certain investment outcomes, there is no guarantee that they will successfully do so. Because the Fund’s value is based on the value of the Underlying ETFs, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETFs. The Underlying ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, (see “Risks Associated with ETFs” herein). However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the Underlying ETFs. As such, the Fund may be subject to the following risks as a result of its investments in the Underlying ETFs:

Buffered Loss Risk.    There can be no guarantee that an Underlying ETF will be successful in its strategy to provide buffer protection against U.S. Large Cap ETF losses if the U.S. Large Cap ETF decreases over the Outcome Period by 9% or less. A shareholder may lose their entire investment. Each Underlying ETF’s strategy seeks to deliver returns that match the U.S. Large Cap ETF (up to the Cap), while limiting downside losses, if shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. Since the Fund purchases shares of an Underlying ETF after the date on which the FLEX Options were entered into or sells shares of the Underlying ETF prior to the expiration of the FLEX Options, the buffer that the Underlying ETF seeks to provide may not be available. The Underlying ETFs do not provide principal protection or non-principal protection and the Fund, and therefore Fund shareholders, may experience significant losses on their investment, including the loss of their entire investment.

Cap Change Risk.    A new Cap is established for each Underlying ETF at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Capped Upside Return Risk.    Each Underlying ETF’s strategy seeks to participate in the upside returns of the U.S. Large Cap ETF (or components thereof), subject to the Cap. In the event that the U.S. Large Cap ETF has gains in excess of the Cap for the Outcome Period, an Underlying ETF will not participate in those gains beyond the Cap. An Underlying ETF’s strategy seeks to deliver returns that match those of the U.S. Large Cap ETF if shares of the Underlying ETF are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Since the Fund purchases shares of an Underlying ETF after the date

7

on which the FLEX Options were entered into and the Underlying ETF has risen in value to a level near to the Cap, there may be little or no ability for the Fund, and therefore Fund shareholders, to experience an investment gain on their shares.

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, each Underlying ETF’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since each Underlying ETF is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Underlying ETF will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Underlying ETF will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by each Underlying ETF with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Underlying ETF’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of each Underlying ETF might not be fully protected in the event of the clearing member’s bankruptcy. Each Underlying ETF is also subject to the risk that a limited number of clearing members are willing to transact on the Underlying ETF’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Underlying ETF could lose some or all of the benefits of a transaction entered into by the Underlying ETF with the clearing member. The loss of a clearing member for an Underlying ETF to transact with could result in increased transaction costs and other operational issues that could impede the Underlying ETF’s ability to implement its investment strategy. If an Underlying ETF cannot find a clearing member to transact with on the Underlying ETF’s behalf, the Underlying ETF may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Underlying ETFs will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value will typically increasingly move with the value of the U.S. Large Cap ETF. However, prior to the expiration date, the value of FLEX Options may vary because of related factors other than the value of the U.S. Large Cap ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of FLEX Options include interest rate changes and implied volatility levels of the U.S. Large Cap ETF, among others. The value of FLEX Options held by the Underlying ETFs typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in an Underlying ETF is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Underlying ETFs may be unable to recover

8

an investment from a counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of an Underlying ETF were to become insolvent, the Underlying ETF may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Underlying ETF’s ability to deliver on its investment strategy.  The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies.  However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF could suffer significant losses.

FLEX Options Risk.    The Underlying ETFs utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Underlying ETFs bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Underlying ETFs could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Underlying ETFs may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Underlying ETFs at prices that reflect the market price of the Shares, a Underlying ETF’s NAV and, in turn the share price of such Underlying ETF, could be negatively impacted.

The Underlying ETFs may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Underlying ETFs are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the U.S. Large Cap ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the U.S. Large Cap ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Underlying ETFs will be determined based

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on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the U.S. Large Cap ETF share price, changes in interest rates, changes in the actual and implied volatility of the U.S. Large Cap ETF and the remaining time to until the FLEX Options expire.

Information Technology Companies Risk.    The Underlying ETFs have significant exposure to information technology companies. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Investment Objective Risk.    Certain circumstances under which an Underlying ETF might not achieve its objective include, but are not limited, to (i) if the Underlying ETF disposes of FLEX Options, (ii) if the Underlying ETF is unable to maintain the proportional relationship based on the number of FLEX Options in the fund’s portfolio, (iii) a significant accrual of expenses in connection with effecting the Underlying ETF’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of an Underlying ETF’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market.  Further, the Underlying ETFs require a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to an Underlying ETF for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Outcome Period Risk.    Each Underlying ETF’s investment strategy is designed to deliver returns that match the U.S. Large Cap ETF if Shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event the Fund purchases Shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the Fund, and therefore Fund shareholders, will not match those that the Underlying ETF seeks to provide. An investor that holds shares of an Underlying ETF over multiple Outcome Periods may fail to experience gains comparable

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to those of the U.S. Large Cap ETF over time because at the end of each Outcome Period, a new Cap will be established and any gains of the U.S. Large Cap ETF above the prior Cap will be forfeited

Underlying ETF Tax Risk.    The Underlying ETFs have each elected to be treated and intend to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, each Underlying ETF must meet certain income, diversification and distribution tests. If, in any year, an Underlying ETF fails to qualify as a RIC under the applicable tax laws, the Underlying ETF would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Underlying ETFs is not entirely clear, which could impact the Underlying ETFs’ ability to qualify as a RIC. This includes the tax aspects of the Underlying ETFs’ options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Underlying ETFs’ investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Underlying ETFs under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Underlying ETFs. Each Underlying ETF intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, each Underlying ETF could lose its own status as a RIC. To maintain its status as a RIC, each Underlying ETF must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, each Underlying ETF must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause an Underlying ETF to recognize income that such Underlying ETF is required to distribute to maintain such Underlying ETF’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of an Underlying ETF. Alternatively, if an Underlying ETF only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of such Underlying ETF. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Underlying ETF in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Underlying ETF will enter into. Based upon language in the legislative history, the Underlying ETFs intend to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Underlying ETF to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Underlying ETFs do not believe that

11

the positions held by the Underlying ETFs will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single debt instrument for federal tax purposes. The result of such a position would be that the Underlying ETFs would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. In the event that a shareholder purchases Shares of an Underlying ETF before a distribution by the Underlying ETF, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Upside Participation Risk.    There can be no guarantee that an Underlying ETF will be successful in its strategy to provide the Fund and Fund shareholders with a total return that matches the increase of the U.S. Large Cap ETF over the Outcome Period, up to the maximum return imposed by the Cap. In the event the Fund purchases shares after the date on which the FLEX Options were entered into or does not stay invested in Underlying ETF for the entirety of the Outcome Period, the returns realized by the Fund, and therefore Fund shareholders, may not match those that the Underlying ETF seeks to achieve.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of an Underlying ETF’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for an Underlying ETF to accurately assign a daily value.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

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Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including Shares, are subject to market fluctuations and liquidity constraints that may be caused by factors such as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

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Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser (as defined below) seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of the Index and a broad-based market index. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

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Calendar Year Total Returns as of 12/31
30%
20%
10%
0%
20.44%
16.33%
13.31%
2023
2024
2025

The Fund’s highest quarterly return was 9.03% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was (2.72)% (quarter ended March 31, 2025).
Average Annual Total Return as of December 31, 2025
Innovator Laddered Allocation Buffer ETF™	1 Year	Since Inception (2/8/2022)
Return Before Taxes	13.31%	10.39%
Return After Taxes on Distributions	13.31%	10.39%
Return After Taxes on Distributions and Sale of Fund Shares	7.88%	8.17%
MerQube U.S. Large Cap Equity Buffer Laddered Index (reflects no deduction for fees, expenses or taxes)	13.40%	10.49%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	12.92%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to Fund shareholders who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

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Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)

Portfolio Managers

The following persons serve as the portfolio managers of the Fund.

•   Dustin Lewellyn, CFA – Chief Investment Officer at Penserra

•   Ernesto Tong, CFA – Managing Director at Penserra

•   Christine Johanson – Director at Penserra

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund and have served in such capacity since the Fund’s inception in February 2022. Ms. Johanson has served in such capacity since August 2024.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants that have entered into agreements with the Fund’s Distributor (as defined below) and only in Creation Units or multiples thereof, in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

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Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

Additional Information About the MerQube U.S. Large Cap Equity Buffer Laddered Index

The Index is comprised of the shares of the twelve Underlying ETFs set forth below:

1.    Innovator U.S. Equity Buffer ETF™ – January (www.innovatoretfs.com/bjan)

2.    Innovator U.S. Equity Buffer ETF™ – February (www.innovatoretfs.com/bfeb)

3.    Innovator U.S. Equity Buffer ETF™ – March (www.innovatoretfs.com/bmar)

4.    Innovator U.S. Equity Buffer ETF™ – April (www.innovatoretfs.com/bapr)

5.    Innovator U.S. Equity Buffer ETF™ – May (www.innovatoretfs.com/bmay)

6.    Innovator U.S. Equity Buffer ETF™ – June (www.innovatoretfs.com/bjun)

7.    Innovator U.S. Equity Buffer ETF™ – July (www.innovatoretfs.com/bjul)

8.    Innovator U.S. Equity Buffer ETF™ – August (www.innovatoretfs.com/baug)

9.    Innovator U.S. Equity Buffer ETF™ – September (www.innovatoretfs.com/bsep)

10.  Innovator U.S. Equity Buffer ETF™ – October (www.innovatoretfs.com/boct)

11.  Innovator U.S. Equity Buffer ETF™ – November (www.innovatoretfs.com/bnov)

12.  Innovator U.S. Equity Buffer ETF™ – December (www.innovatoretfs.com/bdec)

These webpages will not only allow Fund shareholders and/or a prospective Fund shareholder to find current information about each Underlying ETF’s progress through its Outcome Period, but it also provides links to each Underlying ETF’s prospectus and statement of additional information, which describe the principal investment strategies and principal risks of each Underlying ETF in much greater detail. Fund shareholders and prospective Fund shareholders are encouraged to visit one or more of these webpages and read the prospectus and statement of

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additional information of the Underlying ETFs in connection with making investment decisions regarding either an Underlying ETF or the Fund.

Each Underlying ETF invests at least 80% of its net assets in investments that provide exposure to the U.S. Large Cap ETF, an ETF that tracks the S&P 500® Index. The S&P 500® Index includes approximately five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. The S&P 500® Index is a float-adjusted market capitalization weighted index, wherein constituents are added and removed on an as-needed basis. The index is rebalanced quarterly in March, June, September and December. The U.S. Large Cap ETF may use a representative sampling strategy (meaning it does not purchase all of the components of the index and may rather purchase a subset of such securities to seek to replicate the performance of the index) or a full replication strategy (meaning it does purchase all of the components of the index in approximately the same proportion as its weighting in the index to seek to replicate the performance of the index).

The Underlying ETFs gain exposure to the U.S. Large Cap ETF through investments in FLEX Options, and may also invest directly in the U.S. Large Cap ETF (or the components thereof). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the OCC. Each Underlying ETF seeks to provide an outcome that is based upon the performance of the U.S. Large Cap ETF over the course of an approximately one-year time period that begins on the first day of the month indicated in the Underlying ETF’s name when the fund enters into its FLEX Option positions and ends on the market’s closure on the last day of the month immediately preceding the month indicated its name when those FLEX Options expire (i.e., an “Outcome Period”). Each Underlying ETF, and not the Fund itself, seeks to provide the following outcomes (the “Outcomes”) over the duration of its Outcome Period. There is no guarantee that an Underlying ETF will achieve its Outcomes.

•   In the event that the U.S. Large Cap ETF increases in value over the duration of the Outcome Period, the Underlying ETF seeks to provide investment returns that match the performance of the U.S. Large Cap ETF, up to an upside return cap that represents the maximum percentage return a Fund shareholder can achieve from an investment in the Underlying ETF for the Outcome Period (a “Cap”).

•   In the event that the U.S. Large Cap ETF decreases in value by less than 9% over the duration of the Outcome Period, the Underlying ETF seeks to provide investment return of 0%.

•   In the event that the U.S. Large Cap ETF decreases in value by more than 9% over the duration of the Outcome Period, the Underlying ETF seeks to provide investment return that is 9% less than the return experienced by the U.S. Large Cap ETF.

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the U.S. Large Cap ETF for a shareholder that holds shares of an Underlying ETF for the entirety of the Outcome Period for such Underlying ETF. There is no guarantee that an Underlying ETF will be successful in

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its attempt to provide the Outcomes for an Outcome Period. The returns that each Underlying ETF seeks to provide do not include the costs associated with purchasing shares of the Underlying ETF and certain expenses incurred by such Underlying ETF.

FUND RETURN PROFILE
UNDERLYING ETF
Underlying ETF
Innovator U.S. Equity Buffer ETF

VERY NEGATIVE SCENARIO
NEGATIVE SCENARIO
POSITIVE (PRE-CAP) SCENARIO
POSITIVE (CAPPED) SCENARIO
POSITIVE UNDERLYING ETF PERFORMANCE
CAP LEVEL
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
-100%
-91%*
-9%
0%
TARGETED 9% BUFFER
Underlying ETF
Innovator U.S. Equity Buffer ETF

*Please note: this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the Underlying ETF. Shareholders may experience losses greater than 91%, including loss of their entire investment. There is no guarantee that these Outcomes will be achieved over the course of the Outcome Period.

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Fund Investments

Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities that comprise the Index.

Principal Investments

Exchange-Traded Funds

ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses. Securities of ETFs may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged securities.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. The Fund will invest in the Underlying ETFs beyond these statutory limitations in reliance on Section 12(d)(1)(G) of the 1940 Act.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Concentration Risk.    The Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Index. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Fund-of-Funds Risk.    Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide a defined buffer against

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U.S. Large Cap ETF losses. Because the Fund will typically not purchase an Underlying ETF on the first day of an Outcome Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Outcome Periods. A purchaser of Shares will, therefore, have exposure to Underlying ETFs with differing profiles in terms of its upside performance availability to its Cap and potential for downside protection to its buffer. The Fund may invest in an Underlying ETF at times when the Underlying ETF is experiencing little or no benefit to its Cap or buffer. The Fund, with its aggregate exposure to each of the Underlying ETFs and it respective defined outcome profiles, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period.

In between the semi-annual rebalance period of the Index, because the Fund is not equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF.

As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Index Provider Risk.    The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that its Index will be in line with its methodology.

Non-Correlation Risk.    The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Passive Investment Risk.    The Fund is not actively managed. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming. Rather, the Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

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Underlying ETF Risk.    While the Underlying ETFs seek to provide certain investment outcomes, there is no guarantee that they will successfully do so. Because the Fund’s value is based on the value of the Underlying ETFs, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETFs. The Underlying ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, (see “Risks Associated with ETFs” herein). However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the Underlying ETFs. As such, the Fund may be subject to the following risks as a result of its investments in the Underlying ETFs:

Buffered Loss Risk.    There can be no guarantee that an Underlying ETF will be successful in its strategy to provide buffer protection against U.S. Large Cap ETF losses if the U.S. Large Cap ETF decreases over the Outcome Period by 9% or less. A shareholder may lose their entire investment. Each Underlying ETF’s strategy seeks to deliver returns that match the U.S. Large Cap ETF (up to the Cap), while limiting downside losses, if shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. Since the Fund purchases shares of an Underlying ETF after the date on which the FLEX Options were entered into or sells shares of the Underlying ETF prior to the expiration of the FLEX Options, the buffer that the Underlying ETF seeks to provide may not be available. Because the value of the FLEX Options of the Underlying ETFs depends, in part, on the timing remaining until expiration and the buffer of an Underlying ETF is designed to be in effect at the end of the Outcome Period, it is possible that each Underlying ETF’s NAV may decrease during the Outcome Period before the buffer is fully implemented. If a shareholder, such as the Fund, were to sell at this time, they could recognize losses on their investment. The Underlying ETFs do not provide principal protection or non-principal protection and the Fund, and therefore Fund shareholders, may experience significant losses on their investment, including the loss of their entire investment.

Cap Change Risk.    A new Cap is established for each Underlying ETF at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Capped Upside Return Risk.    Each Underlying ETF’s strategy seeks to participate in the upside returns of the U.S. Large Cap ETF (or components thereof), subject to the Cap. In the event that the U.S. Large Cap ETF has gains in excess of the Cap for the Outcome Period, an Underlying ETF will not participate in, and will underperform the U.S. Large Cap ETF to the extent of, those gains beyond the Cap. An Underlying ETF’s strategy seeks to deliver returns that match those of the U.S. Large Cap ETF if shares of the Underlying ETF are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Since the Fund purchases shares of an Underlying ETF after the date on which the FLEX Options were entered into and the Underlying ETF has risen in value to a level near to the Cap, there may be little or no ability for the Fund, and therefore Fund shareholders, to experience an investment gain on their shares. Each Underlying ETF seeks to actively manage its portfolio such that any transaction fees incurred by the Underlying ETF in connection

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with the management of the Underlying ETF’s assets will not impact the Underlying ETF’s performance in seeking to provide upside exposure to the U.S. Large Cap ETF or the Underlying ETF’s ability to experience returns that match the Cap, to the extent the returns of the U.S. Large Cap ETF are equal to or greater than the Cap. However, it is not guaranteed that each Underlying ETF will be able to successfully manage its assets to contemplate the transaction fees incurred by the Underlying ETF to achieve the Outcomes sought by Underlying ETF.

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, each Underlying ETF’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since each Underlying ETF is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Underlying ETF will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Underlying ETF will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by each Underlying ETF with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Underlying ETF’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of each Underlying ETF might not be fully protected in the event of the clearing member’s bankruptcy, as the Underlying ETF would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Each Underlying ETF is also subject to the risk that a limited number of clearing members are willing to transact on the Underlying ETF’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Underlying ETF could lose some or all of the benefits of a transaction entered into by the Underlying ETF with the clearing member. The loss of a clearing member for an Underlying ETF to transact with could result in increased transaction costs and other operational issues that could impede the Underlying ETF’s ability to implement its investment strategy. If an Underlying ETF cannot find a clearing member to transact with on the Underlying ETF’s behalf, the Underlying ETF may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Underlying ETFs will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value will typically increasingly move with the value of the U.S. Large Cap ETF. However, prior to the expiration date, the value of FLEX Options may vary because of related factors other than the value of the U.S. Large Cap ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of FLEX Options include interest rate changes and implied volatility levels of the U.S. Large Cap ETF, among others. The value of FLEX Options held by the Underlying ETFs typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

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Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in an Underlying ETF is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Underlying ETFs may be unable to recover an investment from a counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of an Underlying ETF were to become insolvent, the Underlying ETF may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Underlying ETF’s ability to deliver on its investment strategy.  The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies.  However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF could suffer significant losses.

FLEX Options Risk.    The Underlying ETFs utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  The Underlying ETFs enter into option contracts in accordance with the requirements of Rule 18f-4 under the 1940 Act. To the extent an Underlying ETF is non-compliant with Rule 18f-4, it may be required to adjust its investment portfolio which may, in turn, negatively impact the Underlying ETF’s ability to deliver the sought-after Outcomes.

The Underlying ETFs bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Underlying ETFs could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Underlying ETFs may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Underlying ETFs at prices that reflect the market price of the Shares, a Underlying ETF’s NAV and, in turn the share price of such Underlying ETF, could be negatively impacted.

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The Underlying ETFs may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Underlying ETFs are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the U.S. Large Cap ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the U.S. Large Cap ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Underlying ETFs will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the U.S. Large Cap ETF share price, changes in interest rates, changes in the actual and implied volatility of the U.S. Large Cap ETF and the remaining time to until the FLEX Options expire.

Information Technology Companies Risk.    Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Investment Objective Risk.    Certain circumstances under which an Underlying ETF might not achieve its objective include, but are not limited, to (i) if the Underlying ETF disposes of FLEX Options, (ii) if the Underlying ETF is unable to maintain the proportional relationship based on the number of FLEX Options in the fund’s portfolio, (iii) a significant accrual of expenses in connection with effecting the Underlying ETF’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of an Underlying ETF’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium

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or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market.  Further, the Underlying ETFs require a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to an Underlying ETF for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Outcome Period Risk.    Each Underlying ETF’s investment strategy is designed to deliver returns that match the U.S. Large Cap ETF if Shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Because the Underlying ETFs utilize European style option contracts, the Outcomes are designed to be produced only on the expiration date of the FLEX Options on the final day of the Outcome Period. In the event the Fund purchases Shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the Fund, and therefore Fund shareholders, will not match those that the Underlying ETF seeks to provide. An investor that holds shares of an Underlying ETF over multiple Outcome Periods may fail to experience gains comparable to those of the U.S. Large Cap ETF over time because at the end of each Outcome Period, a new Cap will be established and any gains of the U.S. Large Cap ETF above the prior Cap will be forfeited

Underlying ETF Tax Risk.    The Underlying ETFs have each elected to be treated and intend to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, each Underlying ETF must meet certain income, diversification and distribution tests. If, in any year, an Underlying ETF fails to qualify as a RIC under the applicable tax laws, the Underlying ETF would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Underlying ETFs is not entirely clear, which could impact the Underlying ETFs’ ability to qualify as a RIC. This includes the tax aspects of the Underlying ETFs’ options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Underlying ETFs’ investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Underlying ETFs under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Underlying ETFs. Each Underlying ETF intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, each Underlying ETF could lose its own status as a RIC. To maintain its status as a RIC, each Underlying ETF must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, each Underlying ETF must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause an Underlying ETF to recognize income that such Underlying ETF is required to distribute to maintain such Underlying ETF’s RIC status and avoid the excise tax. Funding

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such distributions could require additional sales, which could require more distributions and affect the projected performance of an Underlying ETF. Alternatively, if an Underlying ETF only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of such Underlying ETF. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Underlying ETF in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Underlying ETF will enter into. Based upon language in the legislative history, the Underlying ETFs intend to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Underlying ETF to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Underlying ETFs do not believe that the positions held by the Underlying ETFs will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single debt instrument for federal tax purposes. The result of such a position would be that the Underlying ETFs would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. In the event that a shareholder purchases Shares of an Underlying ETF before a distribution by the Underlying ETF, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Upside Participation Risk.    There can be no guarantee that an Underlying ETF will be successful in its strategy to provide the Fund and Fund shareholders with a total return that matches the increase of the U.S. Large Cap ETF over the Outcome Period, up to the maximum return imposed by the Cap. Because the value of each Underlying ETF’s FLEX Options does not increase or decrease at the same rate as the U.S. Large Cap ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Underlying ETF may underperform the increases in the share price of the U.S. Large Cap ETF until the end of the Outcome Period. To the extent the price of the U.S. Large Cap ETF increases beyond an Underlying ETF’s Cap, the Underlying ETF will not participate in such gains, and will underperform the U.S. Large Cap ETF. In the event the Fund purchases shares after the date on which the FLEX Options were entered into or does not stay invested in Underlying ETF for the entirety of the Outcome Period, the returns realized by the Fund, and therefore Fund shareholders, may not match those that the Underlying ETF seeks to achieve.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of an Underlying

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ETF’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for an Underlying ETF to accurately assign a daily value. Each Underlying ETF’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While each Underlying ETF’s program is designed to contemplate the specific risks of such Underlying ETF, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Underlying ETFs.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including Shares, are subject to market fluctuations and liquidity constraints that may be caused by factors or other economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline

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in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser (as defined below) seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

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Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser to the Fund, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

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Investment Sub-Adviser

Penserra Capital Management LLC, 4 Orinda Way, Suite 100-A, Orinda, California 94563, serves as the Fund’s investment sub-adviser. Penserra has responsibility for managing the Fund’s investment program in pursuit of its investment objective. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

Portfolio Managers

Dustin Lewellyn, Ernesto Tong and Christine Johanson serve as the Fund’s portfolio managers.

•   Dustin Lewellyn, CFA.    Mr. Lewellyn has been Chief Investment Officer with Penserra since 2012. He was President and Founder of Golden Gate Investment Consulting LLC from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than 6 years.

•   Ernesto Tong, CFA.    Mr. Tong has been a Managing Director with Penserra since 2015. Prior to that, Mr. Tong spent seven years a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

•   Christine Johanson, CFA.    Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022–March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018–February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

For additional information concerning Innovator and Penserra, including a description of the services provided to the Fund, please see the Fund’s statement of additional information (the “SAI”). Additional information regarding the portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an amendment to the investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.10% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to

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compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

In connection with the change in the Index that the Fund seeks to track, on August 11, 2020 the annual unitary management fee that the Fund paid to Innovator was reduced from 0.49% to 0.20% of the Fund’s average daily net assets. Additionally, the annual unitary management fee that the Fund pays to Innovator was reduced from 0.20% to 0.10% effective April 1, 2024, in connection with the removal of Innovator’s agreement to waive 0.10% of management fees.

Pursuant to an investment sub-advisory agreement between Innovator, Penserra and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Penserra in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration,

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or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any

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right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

The Fund expects to declare and distribute all of its net investment income and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

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Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce

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your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

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Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes on Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Tax Credit

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain

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dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income

Distributions to, and gross proceeds from dispositions of shares by (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

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Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in the Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

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USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Disclaimers

Neither MerQube, Inc. nor any of its affiliates (collectively, “MerQube”) is the issuer or producer of the Fund and MerQube has no duties, responsibilities, or obligations to investors in the Fund. The index underlying the Fund is a product of MerQube and has been licensed for use by Innovator (or, the “Licensee”). Such index is calculated using, among other things, market data or other information (“Input Data”) from one or more sources (each such source, a “Data Provider”). MerQube® is a registered trademark of MerQube, Inc. These trademarks have been licensed for certain purposes by Licensee in its capacity as the issuer of the Fund. The Fund is not sponsored, endorsed, sold or promoted by MerQube, any Data Provider, or any other third party, and none of such parties make any representation regarding the advisability of investing in securities generally or in the Fund particularly, nor do they have any liability for any errors, omissions, or interruptions of the Input Data, the Index, or any associated data. Neither MerQube nor the Data Providers make any representation or warranty, express or implied, to the owners of the shares of the Fund or to any member of the public, of any kind, including regarding the ability of the Index to track market

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performance or any asset class. The Index is determined, composed and calculated by MerQube without regard to Licensee or the Fund. MerQube and Data Providers have no obligation to take the needs of Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Neither MerQube nor any Data Provider is responsible for and have not participated in the determination of the prices or amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. MerQube and Data Providers have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. MerQube is not an investment advisor. Inclusion of a security within an index is not a recommendation by MerQube to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER MERQUBE NOR ANY OTHER DATA PROVIDER GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO (INCLUDING DATA INPUTS) OR ANY COMMUNICATION WITH RESPECT THERETO. NEITHER MERQUBE NOR ANY OTHER DATA PROVIDERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. MERQUBE AND ITS DATA PROVIDERS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND THEY EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL MERQUBE OR DATA PROVIDERS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THE FOREGOING REFERENCES TO “MERQUBE” AND/OR “DATA PROVIDER” SHALL BE CONSTRUED TO INCLUDE ANY AND ALL SERVICE PROVIDERS, CONTRACTORS, EMPLOYEES, AGENTS, AND AUTHORIZED REPRESENTATIVES OF THE REFERENCED PARTY.

Fund Service Providers

US Bancorp Fund Services LLC, doing business as U.S. Bank Global Fund Services, is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Trust’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Trust.

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Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator Laddered Allocation Buffer ETF™

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$31.58	$(0.02)	$4.51	$4.49	$—	$—	$—	$—
10/31/2024	$25.01	$(0.01)	$6.58	$6.57	$—	$—	$—	$—
10/31/2023	$22.97	$(0.02)	$2.06	$2.04	$—	$—	$—	$—
10/31/2022(g)	$24.89	$(0.02)	$(1.90)	$(1.92)	$—	$—	$—	$—
					Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)		Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets Before Expense Reimbursement/ Recoupment(d)(e)	Ratio of Expense to Average Net Assets After Expense Reimbursement/ Recoupment(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
10/31/2025	$0.00	$36.07	14.22%		$233,534	0.10%	0.10%	(0.05)%	1%
10/31/2024	$0.00	$31.58	26.25%		$164,197	0.13%	0.10%	(0.04)%	2%
10/31/2023	$0.00	$25.01	8.89%		$58,149	0.20%	0.10%	(0.10)%	1%
10/31/2022(g)	$0.00	$22.97	(7.72	)%(e)	$26,414	0.20%	0.10%	(0.10)%	1	%(e)

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

(f)      Portfolio turnover rate excludes in-kind transactions.

(g)      Inception date of the Fund was February 8, 2022.

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Innovator Laddered Allocation Buffer ETF™

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator Laddered Allocation Power Buffer ETF™

(Cboe BZX — BUFF)

February 27, 2026

Innovator Laddered Allocation Power Buffer ETF™ (the “Fund”) is a series of Innovator ETFs® Trust (the “Trust”) and an exchange-traded index fund. The Fund lists and principally trades its shares on Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is a passively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Laddered Allocation Power Buffer ETF™

Investment Objective

The Fund seeks investment results that generally correspond (before fees and expenses) to the performance of the FTSE Laddered Power Buffer Strategy Price Return Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.79%
Total Annual Fund Operating Expenses	0.89%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that Fund shareholders may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

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Principal Investment Strategies

The Fund will invest at least 80% of its net assets (including investment borrowing) in the ETFs that comprise the Index. The Fund, using an indexing investment approach, seeks investment results that generally correspond, before fees and expenses, to the performance of the Index. The Index provider, FTSE Russell (“FTSE Russell” or the “Index Provider”), compiles, maintains and calculates the Index.

The Fund is classified as a “diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund concentrates its investments to approximately the same extent.

Information Regarding the Index.    The Index is comprised of twelve Innovator U.S. Equity Power Buffer ETFs (each, an “Underlying ETF,” and together, the “Underlying ETFs”). The Fund, in accordance with the Index, will be continuously invested in each of the Underlying ETFs and will rebalance semi-annually by purchasing and selling the Underlying ETFs to equally weight the Underlying ETFs. As further described below, each Underlying ETF seeks to provide a defined outcome based upon the performance of an ETF that tracks the return, before fees and expenses, of the S&P 500® Index (the “U.S. Large Cap ETF”) over the course of an approximately one-year time period (each, an “Outcome Period”) that begins on the first day of the month indicated in the Underlying ETF’s name. Each Underlying ETF seeks to provide returns that match the returns of U.S. Large Cap ETF up to a capped amount for an applicable Outcome Period (a “Cap”) and a measure of downside protection from losses experienced by the returns of U.S. Large Cap ETF for such Outcome Period (i.e., a “buffer”). The Cap represents the maximum percentage return an Underlying ETF can achieve for an Outcome Period and each Underlying ETF provides a buffer of 15% of losses.

The Index seeks to provide “laddered” investing in the Underlying ETFs. Laddered investing refers to investments in several similar securities that have different reset dates, with the goal of mitigating timing risks associated with investing in a single investment. The laddered approach of the Index is designed to help offset the timing risks inherent in the purchase of shares of a single Underlying ETF. The Fund, in accordance with the Index, will typically buy an Underlying ETF on days other than the first day of its respective Outcome Period and sell an Underlying ETF on days other than the last day of its respective Outcome Period. However, by owning each of the Underlying ETFs at all times, the Fund will have a diversified exposure to the respective Caps and buffer that are available for each of the Underlying ETFs. An investment in the Fund allows a shareholder to participate in the outcomes of each Underlying ETF without undertaking any additional purchases or sales.

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As indicated in the chart below, each month, one Underlying ETF concludes its one-year Outcome Period, and subsequently “rolls” into another one-year Outcome Period, refreshing its buffer level and resetting its Cap for another twelve months. This process repeats monthly, with the Index participating in a rolling set of Caps and buffer.

With the laddered investment approach, the Fund will continue to have the potential to increase in a market environment where the value of the U.S. Large Cap ETF is steadily increasing, as it is likely that at least one of the Underlying ETFs will have performance capacity because it will have reset its Cap within the past month. In addition, the Fund will have the potential to derive benefit from a buffer in a market environment where the U.S. Large Cap ETF is steadily decreasing, as is it is likely that at least one of the Underlying ETFs will have a buffer against losses because it will have reset its buffer within the past month.

However, the Fund may not benefit from the Cap or buffer of an Underlying ETF. It is possible that all of the Underlying ETFs will have exceeded its respective Cap or that none of the Underlying ETFs will have a buffer against losses relative to their respective Outcome Periods. Such circumstance may continue until the beginning of the next month, at which point an Underlying ETF resets its buffer protection level and applicable Cap. In addition, for any given time period, the performance available for any single or group of Underlying ETFs may exceed the exposures to Caps that the Fund has in owning all of the Underlying ETFs. Similarly, for any given time period, the potential for a buffer against losses may be greater when owning a single or group of Underlying ETF that has more ability to benefit from a buffer than the buffer available by owning all of the Underlying ETFs. See “Risks – Fund-of-Funds Risk”.

The Index was created on July 15, 2020. On its inception date, the Index was equally allocated to shares of the twelve, monthly Underlying ETFs. The Index is reconstituted and rebalanced on a semi-annual basis. The Index will be scheduled to rebalance and reconstitute its portfolio

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securities on the third Wednesday of April and October each year. On each semi-annual rebalance date the Index will re-allocate its portfolio to invest in the Underlying ETFs equally, such that each Underlying ETF will constitute 1/12 of the Index portfolio. The Fund will purchase and sell Underlying ETFs in accordance with these scheduled rebalances. The Index’s semi-annual rebalance and reconstitution schedule may cause the Fund to experience a higher rate of portfolio turnover. Frequent turnover of the Fund’s portfolio securities may negatively affect the Fund’s performance because the Fund may pay higher levels of transaction costs and generate greater tax liabilities for shareholders. The amount of an individual Underlying ETF in the Fund will vary after its semi-annual rebalance date and therefore the percentage of Underlying ETFs held by the Fund may be dependent on its proximity to the Index’s rebalance date.

Information Regarding the Underlying ETFs.    The Underlying ETFs each utilize a defined outcome investing strategy. Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The Fund is a “fund-of-funds” and does not itself pursue a defined outcome strategy. The shares of the twelve ETFs comprising the Index are set forth below:

1.    Innovator U.S. Equity Power Buffer ETF™ – January (PJAN)

2.    Innovator U.S. Equity Power Buffer ETF™ – February (PFEB)

3.    Innovator U.S. Equity Power Buffer ETF™ – March (PMAR)

4.    Innovator U.S. Equity Power Buffer ETF™ – April (PAPR)

5.    Innovator U.S. Equity Power Buffer ETF™ – May (PMAY)

6.    Innovator U.S. Equity Power Buffer ETF™ – June (PJUN)

7.    Innovator U.S. Equity Power Buffer ETF™ – July (PJUL)

8.    Innovator U.S. Equity Power Buffer ETF™ – August (PAUG)

9.    Innovator U.S. Equity Power Buffer ETF™ – September (PSEP)

10.  Innovator U.S. Equity Power Buffer ETF™ – October (POCT)

11.  Innovator U.S. Equity Power Buffer ETF™ – November (PNOV)

12.  Innovator U.S. Equity Power Buffer ETF™ – December (PDEC)

Each Underlying ETF invests in FLexible EXchange® Options (“FLEX Options”) that reference the U.S. Large Cap ETF, and may also invest directly in the U.S. Large Cap ETF or the components thereof. Each Underlying ETF that comprises the Index seeks to provide outcomes with a specified Cap and buffer based upon the returns of U.S. Large Cap ETF, but only for the duration of an entire Outcome Period. The respective Outcome Period for each Fund begins on the first day of the month indicated in the Underlying ETF’s name when the fund enters into its FLEX Option positions and ends on the market’s closure on the last day of the month immediately preceding the month indicated its name when those FLEX Options expire. For each Underlying ETF, the applicable Outcome Period has an upside return Cap that represents the maximum percentage return a Fund shareholder can achieve from an investment in the Underlying ETF for the Outcome

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Period and a buffer of 15% of losses. Each Underlying ETF’s Cap may vary. Each Cap is dependent on prevailing market conditions, especially then current interest rates and market volatility, at the times each Underlying ETF enters into its FLEX Options contracts.

The outcomes each Underlying ETF seeks to provide may only be realized by holding shares of the Underlying ETF on the first day of its Outcome Period and continuing to hold them on the last day of its Outcome Period. Purchasing or selling shares of an Underlying ETF after an Outcome Period has begun may result in investment returns that are very different from those that the Underlying ETF seeks to provide for an entire Outcome Period. At any given point during an Outcome Period, an Underlying ETF may have more or less upside available to its respective Cap or more or less ability to benefit from its buffer when compared to the beginning of its Outcome Period. As a result of the performance of an Underlying ETF during its Outcome Period, once an Outcome Period has begun an investor that purchases shares of a single Underlying ETF may have little or no upside available to them for the remainder of the Outcome Period (because the Underlying ETF’s share price has increased to a level near its Cap) or little or no ability to benefit from a buffer (because the Underlying ETF’s share price has decreased in value by more than the downside protection).

The section entitled “Additional Information About the Fund’s Principal Investment Strategies” contains additional information relating to the Underlying ETFs and graphics designed to illustrate the outcomes sought by the Underlying ETFs based upon the hypothetical performance of the U.S. Large Cap ETF.

Innovator Capital Management, LLC, the investment adviser to the Fund and the Underlying ETFs (“Innovator” or the “Adviser”), maintains a webpage for the Fund and each Underlying ETF that provides current information relating to the Underlying ETF’s sought-after outcomes, including the performance of the U.S. Large Cap ETF since the beginning of the Outcome Period, the Underlying ETF’s net asset value (“NAV”), the amount of investment gains possible until the Underlying ETF reaches the Cap, and the amount of buffer remaining. The address for each Underlying ETF’s webpage is set forth in the section entitled “Additional Information About the Fund’s Principal Investment Strategies.” These webpages will not only allow Fund shareholders and/or a prospective Fund shareholder to find current information about each Underlying ETF’s progress through its Outcome Period, but it also provides links to each Underlying ETF’s prospectus and statement of additional information, which describe the principal investment strategies and principal risks of each Underlying ETF in much greater detail. Fund Shareholders and prospective Fund shareholders are encouraged to visit one or more of these webpages and read the prospectus and statement of additional information of the Underlying ETFs in connection with making investment decisions regarding either an Underlying ETF or the Fund.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

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Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Concentration Risk.    The Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Index. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Fund-of-Funds Risk.    Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide a defined buffer against U.S. Large Cap ETF losses. Because the Fund will typically not purchase an Underlying ETF on the first day of an Outcome Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Outcome Periods. A purchaser of Shares will, therefore, have exposure to Underlying ETFs with differing profiles in terms of its upside performance availability to its Cap and potential for downside protection to its buffer. The Fund may invest in an Underlying ETF at times when the Underlying ETF is experiencing little or no benefit to its Cap or buffer. The Fund, with its aggregate exposure to each of the Underlying ETFs and it respective defined outcome profiles, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period.

In between the semi-annual rebalance period of the Index, because the Fund is not equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF.

As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Index Provider Risk.    The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that its Index will be in line with its methodology.

Non-Correlation Risk.    The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling

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approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Passive Investment Risk.    The Fund is not actively managed. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming. Rather, the Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Underlying ETF Risk.    While the Underlying ETFs seek to provide certain investment outcomes, there is no guarantee that they will successfully do so. Because the Fund’s value is based on the value of the Underlying ETFs, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETFs. The Underlying ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, (see “Risks Associated with ETFs” herein). However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the Underlying ETFs. As such, the Fund may be subject to the following risks as a result of its investments in the Underlying ETFs:

Buffered Loss Risk.    There can be no guarantee that an Underlying ETF will be successful in its strategy to provide buffer protection against U.S. Large Cap ETF losses if the U.S. Large Cap ETF decreases over the Outcome Period by 15% or less. A shareholder may lose their entire investment. Each Underlying ETF’s strategy seeks to deliver returns that match the U.S. Large Cap ETF (up to the Cap), while limiting downside losses, if shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. Since the Fund purchases shares of an Underlying ETF after the date on which the FLEX Options were entered into or sells shares of the Underlying ETF prior to the expiration of the FLEX Options, the buffer that the Underlying ETF seeks to provide may not be available. The Underlying ETFs do not provide principal protection or non-principal protection and the Fund, and therefore Fund shareholders, may experience significant losses on their investment, including the loss of their entire investment.

Cap Change Risk.    A new Cap is established for each Underlying ETF at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Capped Upside Return Risk.    Each Underlying ETF’s strategy seeks to participate in the upside returns of the U.S. Large Cap ETF (or components thereof), subject to the Cap. In the event that the U.S. Large Cap ETF has gains in excess of the Cap for the

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Outcome Period, an Underlying ETF will not participate in those gains beyond the Cap. An Underlying ETF’s strategy seeks to deliver returns that match those of the U.S. Large Cap ETF if shares of the Underlying ETF are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Since the Fund purchases shares of an Underlying ETF after the date on which the FLEX Options were entered into and the Underlying ETF has risen in value to a level near to the Cap, there may be little or no ability for the Fund, and therefore Fund shareholders, to experience an investment gain on their shares.

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, each Underlying ETF’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since each Underlying ETF is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Underlying ETF will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Underlying ETF will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by each Underlying ETF with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Underlying ETF’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of each Underlying ETF might not be fully protected in the event of the clearing member’s bankruptcy. Each Underlying ETF is also subject to the risk that a limited number of clearing members are willing to transact on the Underlying ETF’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Underlying ETF could lose some or all of the benefits of a transaction entered into by the Underlying ETF with the clearing member. The loss of a clearing member for an Underlying ETF to transact with could result in increased transaction costs and other operational issues that could impede the Underlying ETF’s ability to implement its investment strategy. If an Underlying ETF cannot find a clearing member to transact with on the Underlying ETF’s behalf, the Underlying ETF may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Underlying ETFs will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value will typically increasingly move with the value of the U.S. Large Cap ETF. However, prior to the expiration date, the value of FLEX Options may vary because of related factors other than the value of the U.S. Large Cap ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of FLEX Options include interest rate changes and implied volatility levels of the U.S. Large Cap ETF, among others. The value of FLEX Options held by the Underlying ETFs typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

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Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in an Underlying ETF is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Underlying ETFs may be unable to recover an investment from a counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of an Underlying ETF were to become insolvent, the Underlying ETF may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Underlying ETF’s ability to deliver on its investment strategy.  The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies.  However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF could suffer significant losses.

FLEX Options Risk.    The Underlying ETFs utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

The Underlying ETFs bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Underlying ETFs could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Underlying ETFs may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Underlying ETFs at prices that reflect the market price of the Shares, a Underlying ETF’s NAV and, in turn the share price of such Underlying ETF, could be negatively impacted.

The Underlying ETFs may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Underlying ETFs are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves

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with the value of the U.S. Large Cap ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the U.S. Large Cap ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Underlying ETFs will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the U.S. Large Cap ETF share price, changes in interest rates, changes in the actual and implied volatility of the U.S. Large Cap ETF and the remaining time to until the FLEX Options expire.

Information Technology Companies Risk.    The Underlying ETFs have significant exposure to information technology companies. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Investment Objective Risk.    Certain circumstances under which an Underlying ETF might not achieve its objective include, but are not limited, to (i) if the Underlying ETF disposes of FLEX Options, (ii) if the Underlying ETF is unable to maintain the proportional relationship based on the number of FLEX Options in the fund’s portfolio, (iii) a significant accrual of expenses in connection with effecting the Underlying ETF’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of an Underlying ETF’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market.  Further, the Underlying ETFs require a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to an Underlying ETF for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Outcome Period Risk.    Each Underlying ETF’s investment strategy is designed to deliver returns that match the U.S. Large Cap ETF if Shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event the Fund purchases Shares after the date

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on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the Fund, and therefore Fund shareholders, will not match those that the Underlying ETF seeks to provide. An investor that holds shares of an Underlying ETF over multiple Outcome Periods may fail to experience gains comparable to those of the U.S. Large Cap ETF over time because at the end of each Outcome Period, a new Cap will be established and any gains of the U.S. Large Cap ETF above the prior Cap will be forfeited

Underlying ETF Tax Risk.    The Underlying ETFs have each elected to be treated and intend to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, each Underlying ETF must meet certain income, diversification and distribution tests. If, in any year, an Underlying ETF fails to qualify as a RIC under the applicable tax laws, the Underlying ETF would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Underlying ETFs is not entirely clear, which could impact the Underlying ETFs’ ability to qualify as a RIC. This includes the tax aspects of the Underlying ETFs’ options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Underlying ETFs’ investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Underlying ETFs under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Underlying ETFs. Each Underlying ETF intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, each Underlying ETF could lose its own status as a RIC. To maintain its status as a RIC, each Underlying ETF must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, each Underlying ETF must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause an Underlying ETF to recognize income that such Underlying ETF is required to distribute to maintain such Underlying ETF’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of an Underlying ETF. Alternatively, if an Underlying ETF only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of such Underlying ETF. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Underlying ETF in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Underlying ETF will enter into. Based upon language in the legislative history, the Underlying ETFs intend to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Underlying ETF to qualify for special rules in the RIC diversification

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requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Underlying ETFs do not believe that the positions held by the Underlying ETFs will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single debt instrument for federal tax purposes. The result of such a position would be that the Underlying ETFs would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. In the event that a shareholder purchases Shares of an Underlying ETF before a distribution by the Underlying ETF, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Upside Participation Risk.    There can be no guarantee that an Underlying ETF will be successful in its strategy to provide the Fund and Fund shareholders with a total return that matches the increase of the U.S. Large Cap ETF over the Outcome Period, up to the maximum return imposed by the Cap. In the event the Fund purchases shares after the date on which the FLEX Options were entered into or does not stay invested in Underlying ETF for the entirety of the Outcome Period, the returns realized by the Fund, and therefore Fund shareholders, may not match those that the Underlying ETF seeks to achieve.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of an Underlying ETF’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for an Underlying ETF to accurately assign a daily value.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

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Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including Shares, are subject to market fluctuations and liquidity constraints that may be caused by factors such as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

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Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser (as defined below) seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of the Index and a broad-based market index. On or about February 9, 2022, the Fund changed its name from “Innovator Laddered Fund of U.S. Equity Power Buffer ETFs™” to “Innovator Laddered Allocation Power Buffer ETF™”. The Fund was reorganized on or about October 14, 2021 from Innovator Laddered Fund of U.S. Equity Power Buffer ETFs™ (the “Predecessor Fund”), a series of Innovator ETFs Trust II, into Innovator ETFs Trust, a Delaware statutory trust. The Fund is a continuation of the Predecessor Fund and therefore adopts the performance information of the Predecessor Fund (as shown below). On or about August 25, 2021,

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the Predecessor Fund changed its name from “Innovator Laddered Fund of S&P 500 Power Buffer ETFs™” to “Innovator Laddered Fund of U.S. Equity Power Buffer ETFs™”. On August 11, 2020, the Predecessor Fund ceased tracking the Lunt Capital US Large Cap Equity Rotation Index, a U.S. large cap equity index, and began pursuing its investment strategy of investing in the ETFs that comprise the Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the current strategy, would have generated. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
15.84%
-6.65%
32.66%
-12.39%
8.46%
-4.50%
16.43%
12.29%
11.03%
2017
2018
2019
2020
2021
2022
2023
2024
2025

The Fund’s highest quarterly return was 24.24% (quarter ended June 30, 2020) and the Fund’s lowest quarterly return was (34.91)% (quarter ended March 31, 2020).
Average Annual Total Return as of December 31, 2025
Innovator Laddered Allocation Power Buffer ETF™	1 Year	5 Years	Since Inception (10/19/16)
Return Before Taxes	11.03%	8.50%	8.50%
Return After Taxes on Distributions	11.03%	8.50%	8.27%
Return After Taxes on Distributions and Sale of Fund Shares	6.53%	6.71%	6.83%
FTSE Laddered Power Buffer Strategy Price Return Index(1)(2) (reflects no deduction for fees, expenses or taxes)	11.11%	8.58%	N/A
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.39%

(1)      On August 11, 2020, the Fund’s underlying index changed from the Lunt Capital U.S. Large Cap Equity Rotation Index to the Refinitiv Laddered Power Buffer Strategy Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to August 11, 2020 are not indicative of the performance that the Fund, based on its current index, would have generated.

(2)      On November 18, 2023, the name of the Index changed from Refinitiv Laddered Power Buffer Strategy Index to FTSE Laddered Power Buffer Strategy Price Return Index.

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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to Fund shareholders who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)

Portfolio Managers

The following persons serve as the portfolio managers of the Fund.

•   Dustin Lewellyn, CFA – Chief Investment Officer at Penserra

•   Ernesto Tong, CFA – Managing Director at Penserra

•   Christine Johanson – Director at Penserra

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund and have served in such capacity since April 2018. Ms. Johanson has served in such capacity since August 2024.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants that have entered into agreements with the Fund’s Distributor (as defined below) and only in Creation Units or multiples thereof, in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

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Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

Additional Information About the FTSE Laddered Power Buffer Strategy Price Return Index

The Index is comprised of the shares of the twelve Underlying ETFs set forth below:

1.    Innovator U.S. Equity Power Buffer ETF™ – January (www.innovatoretfs.com/pjan)

2.    Innovator U.S. Equity Power Buffer ETF™ – February (www.innovatoretfs.com/pfeb)

3.    Innovator U.S. Equity Power Buffer ETF™ – March (www.innovatoretfs.com/pmar)

4.    Innovator U.S. Equity Power Buffer ETF™ – April (www.innovatoretfs.com/papr)

5.    Innovator U.S. Equity Power Buffer ETF™ – May (www.innovatoretfs.com/pmay)

6.    Innovator U.S. Equity Power Buffer ETF™ – June (www.innovatoretfs.com/pjun)

7.    Innovator U.S. Equity Power Buffer ETF™ – July (www.innovatoretfs.com/pjul)

8.    Innovator U.S. Equity Power Buffer ETF™ – August (www.innovatoretfs.com/paug)

9.    Innovator U.S. Equity Power Buffer ETF™ – September (www.innovatoretfs.com/psep)

10.  Innovator U.S. Equity Power Buffer ETF™ – October (www.innovatoretfs.com/poct)

11.  Innovator U.S. Equity Power Buffer ETF™ – November (www.innovatoretfs.com/pnov)

12.  Innovator U.S. Equity Power Buffer ETF™ – December (www.innovatoretfs.com/pdec)

These webpages will not only allow Fund shareholders and/or a prospective Fund shareholder to find current information about each Underlying ETF’s progress through its Outcome Period, but it also provides links to each Underlying ETF’s prospectus and statement of additional information, which describe the principal investment strategies and principal risks of each Underlying ETF in much greater detail. Fund shareholders and prospective Fund

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shareholders are encouraged to visit one or more of these webpages and read the prospectus and statement of additional information of the Underlying ETFs in connection with making investment decisions regarding either an Underlying ETF or the Fund.

Each Underlying ETF invests at least 80% of its net assets in investments that provide exposure to the U.S. Large Cap ETF, an ETF that tracks the S&P 500® Index. The S&P 500® Index includes approximately five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 24 separate industry groups. The S&P 500® Index is a float-adjusted market capitalization weighted index, wherein constituents are added and removed on an as-needed basis. The index is rebalanced quarterly in March, June, September and December. The U.S. Large Cap ETF may use a representative sampling strategy (meaning it does not purchase all of the components of the index and may rather purchase a subset of such securities to seek to replicate the performance of the index) or a full replication strategy (meaning it does purchase all of the components of the index in approximately the same proportion as its weighting in the index to seek to replicate the performance of the index).

The Underlying ETFs gain exposure to the U.S. Large Cap ETF through investments in FLEX Options, and may also invest directly in the U.S. Large Cap ETF (or the components thereof). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the OCC. Each Underlying ETF seeks to provide an outcome that is based upon the performance of the U.S. Large Cap ETF over the course of an approximately one-year time period that begins on the first day of the month indicated in the Underlying ETF’s name when the fund enters into its FLEX Option positions and ends on the market’s closure on the last day of the month immediately preceding the month indicated its name when those FLEX Options expire (i.e., an “Outcome Period”). Each Underlying ETF, and not the Fund itself, seeks to provide the following outcomes (the “Outcomes”) over the duration of its Outcome Period. There is no guarantee that an Underlying ETF will achieve its Outcomes.

•   In the event that the U.S. Large Cap ETF increases in value over the duration of the Outcome Period, the Underlying ETF seeks to provide investment returns that match the performance of the U.S. Large Cap ETF, up to an upside return cap that represents the maximum percentage return a Fund shareholder can achieve from an investment in the Underlying ETF for the Outcome Period (a “Cap”).

•   In the event that the U.S. Large Cap ETF decreases in value by less than 15% over the duration of the Outcome Period, the Underlying ETF seeks to provide investment return of 0%.

•   In the event that the U.S. Large Cap ETF decreases in value by more than 15% over the duration of the Outcome Period, the Underlying ETF seeks to provide investment return that is 15% less than the return experienced by the U.S. Large Cap ETF.

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes based upon the hypothetical performance of the U.S. Large Cap ETF for a shareholder that holds shares of an Underlying ETF for the entirety of the Outcome Period for such Underlying ETF. There is no guarantee that an Underlying ETF will be successful in

19

its attempt to provide the Outcomes for an Outcome Period. The returns that each Underlying ETF seeks to provide do not include the costs associated with purchasing shares of the Underlying ETF and certain expenses incurred by such Underlying ETF.

FUND RETURN PROFILE
UNDERLYING ETF
Underlying ETF
Innovator U.S. Equity Power Buffer ETF

VERY NEGATIVE SCENARIO
NEGATIVE SCENARIO
POSITIVE (PRE-CAP) SCENARIO
POSITIVE (CAPPED) SCENARIO
POSITIVE UNDERLYING ETF PERFORMANCE
CAP LEVEL
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
-100%
-85%
-10%
0%
TARGETED 15% BARRIER
Underlying ETF
Innovator U.S. Equity Power Buffer ETF

*Please note: this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the Underlying ETF. Shareholders may experience losses greater than 85%, including loss of their entire investment. There is no guarantee that these Outcomes will be achieved over the course of the Outcome Period.

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Fund Investments

Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities that comprise the Index.

Principal Investments

Exchange-Traded Funds

ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses. Securities of ETFs may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged securities.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. The Fund will invest in the Underlying ETFs beyond these statutory limitations in reliance on Section 12(d)(1)(G) of the 1940 Act.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above in this prospectus. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Concentration Risk.    The Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Index. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

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Fund-of-Funds Risk.    Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide a defined buffer against U.S. Large Cap ETF losses. Because the Fund will typically not purchase an Underlying ETF on the first day of an Outcome Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Outcome Periods. A purchaser of Shares will, therefore, have exposure to Underlying ETFs with differing profiles in terms of its upside performance availability to its Cap and potential for downside protection to its buffer. The Fund may invest in an Underlying ETF at times when the Underlying ETF is experiencing little or no benefit to its Cap or buffer. The Fund, with its aggregate exposure to each of the Underlying ETFs and it respective defined outcome profiles, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period.

In between the semi-annual rebalance period of the Index, because the Fund is not equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF.

As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Index Provider Risk.    The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that its Index will be in line with its methodology.

Non-Correlation Risk.    The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Passive Investment Risk.    The Fund is not actively managed. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming. Rather, the Fund invests in the securities included in the Index regardless of their investment

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merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Underlying ETF Risk.    While the Underlying ETFs seek to provide certain investment outcomes, there is no guarantee that they will successfully do so. Because the Fund’s value is based on the value of the Underlying ETFs, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETFs. The Underlying ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, (see “Risks Associated with ETFs” herein). However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the Underlying ETFs. As such, the Fund may be subject to the following risks as a result of its investments in the Underlying ETFs:

Buffered Loss Risk.    There can be no guarantee that an Underlying ETF will be successful in its strategy to provide buffer protection against U.S. Large Cap ETF losses if the U.S. Large Cap ETF decreases over the Outcome Period by 15% or less. A shareholder may lose their entire investment. Each Underlying ETF’s strategy seeks to deliver returns that match the U.S. Large Cap ETF (up to the Cap), while limiting downside losses, if shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. Since the Fund purchases shares of an Underlying ETF after the date on which the FLEX Options were entered into or sells shares of the Underlying ETF prior to the expiration of the FLEX Options, the buffer that the Underlying ETF seeks to provide may not be available. Because the value of the FLEX Options of the Underlying ETFs depends, in part, on the timing remaining until expiration and the buffer of an Underlying ETF is designed to be in effect at the end of the Outcome Period, it is possible that each Underlying ETF’s NAV may decrease during the Outcome Period before the buffer is fully implemented. If a shareholder, such as the Fund, were to sell at this time, they could recognize losses on their investment. The Underlying ETFs do not provide principal protection or non-principal protection and the Fund, and therefore Fund shareholders, may experience significant losses on their investment, including the loss of their entire investment.

Cap Change Risk.    A new Cap is established for each Underlying ETF at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Capped Upside Return Risk.    Each Underlying ETF’s strategy seeks to participate in the upside returns of the U.S. Large Cap ETF (or components thereof), subject to the Cap. In the event that the U.S. Large Cap ETF has gains in excess of the Cap for the Outcome Period, an Underlying ETF will not participate in, and will underperform the U.S. Large Cap ETF to the extent of, those gains beyond the Cap. An Underlying ETF’s strategy seeks to deliver returns that match those of the U.S. Large Cap ETF if shares of the Underlying ETF are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Since the Fund

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purchases shares of an Underlying ETF after the date on which the FLEX Options were entered into and the Underlying ETF has risen in value to a level near to the Cap, there may be little or no ability for the Fund, and therefore Fund shareholders, to experience an investment gain on their shares. Each Underlying ETF seeks to actively manage its portfolio such that any transaction fees incurred by the Underlying ETF in connection with the management of the Underlying ETF’s assets will not impact the Underlying ETF’s performance in seeking to provide upside exposure to the U.S. Large Cap ETF or the Underlying ETF’s ability to experience returns that match the Cap, to the extent the returns of the U.S. Large Cap ETF are equal to or greater than the Cap. However, it is not guaranteed that each Underlying ETF will be able to successfully manage its assets to contemplate the transaction fees incurred by the Underlying ETF to achieve the Outcomes sought by Underlying ETF.

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, each Underlying ETF’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since each Underlying ETF is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Underlying ETF will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Underlying ETF will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by each Underlying ETF with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Underlying ETF’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of each Underlying ETF might not be fully protected in the event of the clearing member’s bankruptcy, as the Underlying ETF would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Each Underlying ETF is also subject to the risk that a limited number of clearing members are willing to transact on the Underlying ETF’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Underlying ETF could lose some or all of the benefits of a transaction entered into by the Underlying ETF with the clearing member. The loss of a clearing member for an Underlying ETF to transact with could result in increased transaction costs and other operational issues that could impede the Underlying ETF’s ability to implement its investment strategy. If an Underlying ETF cannot find a clearing member to transact with on the Underlying ETF’s behalf, the Underlying ETF may be unable to effectively implement its investment strategy.

Correlation Risk.    The FLEX Options held by the Underlying ETFs will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value will typically increasingly move with the value of the U.S. Large Cap ETF. However, prior to the expiration date, the value of FLEX Options may vary because of

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related factors other than the value of the U.S. Large Cap ETF. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of FLEX Options include interest rate changes and implied volatility levels of the U.S. Large Cap ETF, among others. The value of FLEX Options held by the Underlying ETFs typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in an Underlying ETF is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Underlying ETFs may be unable to recover an investment from a counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of an Underlying ETF were to become insolvent, the Underlying ETF may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Underlying ETF’s ability to deliver on its investment strategy.  The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies.  However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF could suffer significant losses.

FLEX Options Risk.    The Underlying ETFs utilize FLEX Options issued and guaranteed for settlement by the OCC. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.  The Underlying ETFs enter into option contracts in accordance with the requirements of Rule 18f-4 under the 1940 Act. To the extent an Underlying ETF is non-compliant with Rule 18f-4, it may be required to adjust its investment portfolio which may, in turn, negatively impact the Underlying ETF’s ability to deliver the sought-after Outcomes.

The Underlying ETFs bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Underlying

25

ETFs could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Underlying ETFs may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Underlying ETFs at prices that reflect the market price of the Shares, a Underlying ETF’s NAV and, in turn the share price of such Underlying ETF, could be negatively impacted.

The Underlying ETFs may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Underlying ETFs are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the U.S. Large Cap ETF. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the U.S. Large Cap ETF’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Underlying ETFs will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the U.S. Large Cap ETF share price, changes in interest rates, changes in the actual and implied volatility of the U.S. Large Cap ETF and the remaining time to until the FLEX Options expire.

Information Technology Companies Risk.    Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Investment Objective Risk.    Certain circumstances under which an Underlying ETF might not achieve its objective include, but are not limited, to (i) if the Underlying ETF disposes of FLEX Options, (ii) if the Underlying ETF is unable to maintain the proportional relationship based on the number of FLEX Options in the fund’s portfolio,

26

(iii) a significant accrual of expenses in connection with effecting the Underlying ETF’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of an Underlying ETF’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market.  Further, the Underlying ETFs require a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to an Underlying ETF for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Outcome Period Risk.    Each Underlying ETF’s investment strategy is designed to deliver returns that match the U.S. Large Cap ETF if Shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Because the Underlying ETFs utilize European style option contracts, the Outcomes are designed to be produced only on the expiration date of the FLEX Options on the final day of the Outcome Period. In the event the Fund purchases Shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the Fund, and therefore Fund shareholders, will not match those that the Underlying ETF seeks to provide. An investor that holds shares of an Underlying ETF over multiple Outcome Periods may fail to experience gains comparable to those of the U.S. Large Cap ETF over time because at the end of each Outcome Period, a new Cap will be established and any gains of the U.S. Large Cap ETF above the prior Cap will be forfeited

Underlying ETF Tax Risk.    The Underlying ETFs have each elected to be treated and intend to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, each Underlying ETF must meet certain income, diversification and distribution tests. If, in any year, an Underlying ETF fails to qualify as a RIC under the applicable tax laws, the Underlying ETF would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Underlying ETFs is not entirely clear, which could impact the Underlying ETFs’ ability to qualify as a RIC. This includes the tax aspects of the Underlying ETFs’ options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Underlying ETFs’ investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Underlying ETFs under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Underlying ETFs. Each Underlying ETF intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income

27

is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, each Underlying ETF could lose its own status as a RIC. To maintain its status as a RIC, each Underlying ETF must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, each Underlying ETF must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause an Underlying ETF to recognize income that such Underlying ETF is required to distribute to maintain such Underlying ETF’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of an Underlying ETF. Alternatively, if an Underlying ETF only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of such Underlying ETF. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Underlying ETF in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Underlying ETF will enter into. Based upon language in the legislative history, the Underlying ETFs intend to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Underlying ETF to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Underlying ETFs do not believe that the positions held by the Underlying ETFs will be subject to Section 1256, which means that the positions will not be marked to market. There is a risk that because the offsetting FLEX Options are being held by a single person that the IRS may take the position that the FLEX Options, viewed together, should be treated as a single debt instrument for federal tax purposes. The result of such a position would be that the Underlying ETFs would fail the RIC diversification tests causing the RIC to be taxed as an ordinary corporation, unless certain cure rights based upon reasonable cause may apply. In the event that a shareholder purchases Shares of an Underlying ETF before a distribution by the Underlying ETF, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Upside Participation Risk.    There can be no guarantee that an Underlying ETF will be successful in its strategy to provide the Fund and Fund shareholders with a total return that matches the increase of the U.S. Large Cap ETF over the Outcome Period, up to the maximum return imposed by the Cap. Because the value of each Underlying ETF’s FLEX Options does not increase or decrease at the same rate as the U.S. Large Cap ETF’s share price on a day-to-day basis (although they generally move in the same direction), the Underlying ETF may underperform the increases in the share price of the U.S. Large Cap ETF until the end of the Outcome Period. To the extent the price of the U.S. Large Cap ETF increases beyond an Underlying ETF’s Cap, the Underlying ETF will not participate

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in such gains, and will underperform the U.S. Large Cap ETF. In the event the Fund purchases shares after the date on which the FLEX Options were entered into or does not stay invested in Underlying ETF for the entirety of the Outcome Period, the returns realized by the Fund, and therefore Fund shareholders, may not match those that the Underlying ETF seeks to achieve.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of an Underlying ETF’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for an Underlying ETF to accurately assign a daily value. Each Underlying ETF’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While each Underlying ETF’s program is designed to contemplate the specific risks of such Underlying ETF, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Underlying ETFs.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund may incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements,

29

bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including Shares, are subject to market fluctuations and liquidity constraints that may be caused by factors or other economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

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Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser (as defined below) seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser to the Fund, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Penserra Capital Management LLC, 4 Orinda Way, Suite 100-A, Orinda, California 94563, serves as the Fund’s investment sub-adviser. Penserra has responsibility for managing the Fund’s investment program in pursuit of its investment objective. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

Portfolio Managers

Dustin Lewellyn, Ernesto Tong and Christine Johanson serve as the Fund’s portfolio managers.

•   Dustin Lewellyn, CFA.    Mr. Lewellyn has been Chief Investment Officer with Penserra since 2012. He was President and Founder of Golden Gate Investment Consulting LLC from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than 6 years.

•   Ernesto Tong, CFA.    Mr. Tong has been a Managing Director with Penserra since 2015. Prior to that, Mr. Tong spent seven years a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

• Christine Johanson, CFA.    Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022–March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes.

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Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018–February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

For additional information concerning Innovator and Penserra, including a description of the services provided to the Fund, please see the Fund’s statement of additional information (the “SAI”). Additional information regarding the portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an amendment to the investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.10% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

In connection with the change in the Index that the Fund seeks to track, on August 11, 2020 the annual unitary management fee that the Fund paid to Innovator was reduced from 0.49% to 0.20% of the Fund’s average daily net assets. Additionally, the annual unitary management fee that the Fund pays to Innovator was reduced from 0.20% to 0.10% effective April 1, 2024, in connection with the removal of Innovator’s agreement to waive 0.10% of management fees.

Pursuant to an investment sub-advisory agreement between Innovator, Penserra and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Penserra in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has

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ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a

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round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may

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increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

The Fund expects to declare and distribute all of its net investment income and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

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Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

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Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes on Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

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Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Tax Credit

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

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Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in the Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In

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accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained

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by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Disclaimers

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY FTSE RUSSELL OR ANY OF ITS SUBSIDIARIES OR AFFILIATES (“FTSE RUSSELL”). FTSE RUSSELL MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE PRODUCT(S) OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE PRODUCT(S) PARTICULARLY OR THE ABILITY OF THE FTSE LADDERED POWER BUFFER STRATEGY PRICE RETURN INDEX (“INDEX”) TO TRACK GENERAL MARKET PERFORMANCE. FTSE RUSSELL’S ONLY RELATIONSHIP TO THE PRODUCTS(S) IS THE LICENSING OF THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY FTSE RUSSELL OR ITS LICENSORS WITHOUT REGARD TO THE LICENSEE OR THE PRODUCT(S). FTSE RUSSELL HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF THE PRODUCT(S) INTO CONSIDERATION IN CONNECTION WITH THE FOREGOING. FTSE RUSSELL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE PRODUCT(S) TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE PRODUCT(S) IS TO BE CONVERTED INTO CASH. FTSE RUSSELL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT(S).

FTSE RUSSELL DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. FTSE RUSSELL MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. FTSE RUSSELL MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FTSE RUSSELL HAVE ANY LIABILITY FOR ANY LOSS OF PROFITS, SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Fund Service Providers

US Bancorp Fund Services LLC, doing business as U.S. Bank Global Fund Services, is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Trust’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Trust. Prior to June 20, 2018, another independent registered public accounting firm served as the Trust’s independent registered public accounting firm.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s and Predecessor Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund and Predecessor Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share and Predecessor Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator Laddered Allocation Power Buffer ETF™

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$44.06	$(0.03)	$5.15	$5.12	$—	$—	$—	$—
10/31/2024	$36.93	$(0.02)	$7.15	$7.13	$—	$—	$—	$—
10/31/2023	$34.09	$(0.01)	$2.85	$2.84	$—	$—	$—	$—
10/31/2022	$35.56	$(0.02)	$(1.45)	$(1.47)	$—	$—	$—	$—
10/31/2021	$31.49	$(0.05)	$4.12	$4.07	$—	$—	$—	$—
				Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets Before Expense Reimbursement/ Recoupment(d)(e)	Ratio of Expense to Average Net Assets After Expense Reimbursement/ Recoupment (d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
10/31/2025	$0.00	$49.18	11.62%	$735,283	0.10%	0.10%	(0.06)%	1%
10/31/2024	$0.00	$44.06	19.33%	$482,497	0.14%	0.10%	(0.06)%	1%
10/31/2023	$0.00	$36.93	8.31%	$291,716	0.20%	0.10%	(0.03)%	1%
10/31/2022	$0.00	$34.09	-4.11%	$150,015	0.20%	0.12%	(0.70)%	2%
10/31/2021	$0.00	$35.56	12.93%	$69,337	0.20%	0.20%	(0.14)%	1%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

(f)      Portfolio turnover rate excludes in-kind transactions.
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Innovator Laddered Allocation Power Buffer ETF™

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135

Prospectus

Innovator S&P Investment Grade Preferred ETF

(Cboe BZX — EPRF)

February 27, 2026

Innovator S&P Investment Grade Preferred ETF (the “Fund”) is a series of Innovator ETFs Trust (the “Trust”) and an exchange-traded index fund. The Fund lists and principally trades its shares on Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is a passively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator S&P Investment Grade Preferred ETF

Investment Objective

The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P U.S. High Quality Preferred Stock Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.47%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.47%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$48	$151	$263	$591

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

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Principal Investment Strategies

The Fund normally invests at least 90% of its total assets in the securities that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment sub-adviser, Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”) seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. S&P Opco LLC (a subsidiary of S&P Dow Jones Indices, LLC) (“S&P” or the “Index Provider”) compiles, maintains and calculates the Index.

The Fund is classified as a “diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent. As of the date of this prospectus, the Fund is concentrated in the financials sector.

The Index is composed of all preferred stocks that are constituents of the S&P U.S. Investment Grade Preferred Stock Index (the “Base Index”). To be eligible for inclusion in the Base Index, a security must be considered “investment grade,” which are securities with a credit rating minimum of BBB-/Baa3/BBB- issued by S&P Global Ratings (“S&P Global”), Moody’s Investors Service, Inc. (“Moody’s”), and Fitch Ratings, Inc. (“Fitch”) respectively. The Index Provider performs the following eligibility screens for quality with respect to credit ratings:

•   for an issue rated by all of S&P, Moody’s and Fitch, the lowest of the three ratings is used as the issue’s credit rating;

•   when there are two ratings, the lower of the two ratings must be considered investment grade; and

•   when there is only one rating, that rating must be designated in the investment grade category by the applicable rating agency.

While the Index is required to be comprised of securities that are investment grade at the time of investment, the ratings of the securities eligible for inclusion in the Index may be in the lowest tier investment grade rating, which provides for an indication of a higher risk of default than securities that maintain a higher investment grade rating. See “Credit Ratings Risk” for further information on the risks associated with credit ratings.

In addition to the credit rating minimum, to be eligible for inclusion in the Index, a preferred security must exhibit minimum liquidity quality characteristics as determined by the Index Provider. With respect to liquidity, a preferred security eligible for inclusion in the Index, a security must be:

•   listed on a qualifying U.S. securities exchange;

•   have a total market capitalization of greater than or equal to $100 million and have traded more than 250,000 shares per month over each of the prior six months; and

•   maintain a market capitalization of $75 million and have traded more than 125,000 shares per month over each of the prior six months in order to remain eligible in the Index.

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Preferred stocks for which the Index Provider cannot determine an indicated dividend yield are not eligible for inclusion. Once eligible securities have been selected for inclusion in the Index, the Index seeks to mitigate issuer concentration risk by assigning an equal weight to each issuer represented by the selected securities; however, the mitigation of issuer concentration risk is not guaranteed. That weight is then equally distributed among component securities of the issuer that are eligible for the Index. The Index is rebalanced quarterly.

In connection with the Index’s methodology to invest in preferred securities, the Index, and therefore the Fund, currently has exposure to preferred securities issued by real estate investment trusts (“REITs’). REITs are financial vehicles that pool investors’ capital to invest primarily in income-producing real estate or real estate-related loans or interests. The Index does not limit the types of REITs eligible for inclusion in the Index, which are generally categorized as “Mortgage REITs,” which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments, “Equity REITs”, which invest the majority of their assets directly in real property and derive their income primarily from rents, royalties and lease payments, and “Hybrid REITs,” which combine the characteristics of both Mortgage REITs and Equity REITs. As of the date of this prospectus, the Fund has exposure to preferred securities issued by Equity REITs.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Concentration Risk.    To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. The Fund may be susceptible to loss due to adverse occurrences to the extent that the Fund’s investments are concentrated in a particular issuer or issuers, region, market, industry, group of industries, sector or asset class. As of the date of this prospectus, the Fund is concentrated in the financials sector. For more information regarding the risks of the financials sector, see the “Financials Sector Risk.”

Credit Ratings Risk.    The Index invests in securities rated “investment grade” by S&P, Moody’s or Fitch. Using credit ratings to evaluate the creditworthiness of debt securities can involve certain risks. Ratings assigned by the rating agencies are based upon an analysis completed of the issuer’s credit history and ability to pay interest and repay principal. An investment grade rating generally signifies that a credit rating agency considers the current

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quality of the security to be sufficient to provide reasonable assurance of the issuer’s ability to meet its obligation to security-holders. However, because the Index followed by the Fund permits investments in securities rated in the lowest tier of investment grade ratings, certain of the investment grade preferred securities the Fund invests in may be considered to be “speculative” in nature. Such securities may entail greater price volatility, principal and income risk, and may be subject to greater uncertainty and/or exposure to adverse conditions. In addition, rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Financials Sector Risk.    Companies in the financial sector, including retail and commercial banks, insurance companies and financial services companies, may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in currency exchange rates, volatile interest rates, decreased liquidity in credit markets and competition from new entrants. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financial sector as a whole cannot be predicted. The financial sector is also a target for cyberattacks and may experience technology malfunctions and disruptions.

Index Provider Risk.    The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of their Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, select securities in accordance with the Index’s methodology properly, or that the Index will be determined, composed, calculated, rebalanced or reconstituted accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology designed to select quality preferred securities.

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Interest Rate Risk.    An increase in interest rates may cause the value of securities held by the Fund to decline. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than securities with shorter durations or floating or adjustable interest rates. The negative impact on the Fund from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity.

Non-Correlation Risk.    The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Passive Investment Risk.    The Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets, except in connection with the Index’s risk reduction mechanism. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Preferred Securities Risk.    Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

REIT Risk.    A REIT is a financial vehicle that pool investors’ capital to invest primarily in income-producing real estate or real estate-related loans or interests. The Index includes exposure to preferred securities issued by REITs, and the Fund may invest in preferred securities issued by REITs to the extent such securities are constituents of the Index. REITs are subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are dependent upon the skills of their managers and are not necessarily diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to preferred shareholders and are subject to the risk of default by lessees or borrowers.

5

Investments in Equity REITs are subject to the risks associated with directly investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. Mortgage REITs are additionally affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code, and failing to maintain their exemption from registration under the 1940 Act. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies.

Security Issuer Risk.    Issuer specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Small- and Mid-Capitalization Company Risk.    Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Cyber Security Risk.    The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to

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factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund’s Shares are trading on the Exchange which could result in a decrease in value of the Fund’s Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Funds’ market price. This reduced effectiveness could result in Fund Shares trading at a discount to NAV and in greater than normal intraday bid-ask spreads for Fund Shares.

Operational Risk.    The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and its investment adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

7

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of the Index, a market index and a broad-based market index. The Fund was reorganized on or about October 14, 2021, from Innovator S&P Investment Grade Preferred ETF (the “Predecessor Fund”), a series of Innovator ETFs Trust II, into Innovator ETFs Trust, a

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Delaware statutory trust. The Fund is a continuation of the Predecessor Fund and therefore adopts the performance information of the Predecessor Fund (as shown below). The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
20%
10%
0%
-10%
-20%
-30%
9.22%
-5.24%
18.85%
7.41%
1.74%
-20.96%
9.62%
3.85%
2.69%
2017
2018
2019
2020
2021
2022
2023
2024
2025

The Fund’s highest quarterly return was 9.53% (quarter ended March 31, 2019) and the Fund’s lowest quarterly return was (8.94)% (quarter ended March 31, 2020).
Average Annual Total Return as of December 31, 2025
Innovator S&P Investment Grade Preferred ETF	1 Year	5 Years	Since Inception (5/23/16)
Return Before Taxes	2.69%	(1.23)%	1.75%
Return After Taxes on Distributions	0.97%	(2.83)%	0.16%
Return After Taxes on Distributions and Sale of Fund Shares	2.30%	(1.30)%	1.00%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.34%
S&P U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.07%	0.00%	1.86%
S&P U.S. High Quality Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	(0.80)%	(1.67)%	1.78%
S&P U.S. Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	5.01%	2.12%	3.98%

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The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC (“Innovator” or the “Adviser”)

Investment Sub-Adviser

Penserra Capital Management LLC

Portfolio Managers

The following persons serve as the portfolio managers of the Fund.

•   Dustin Lewellyn, CFA – Chief Investment Officer at Penserra

•   Ernesto Tong, CFA – Managing Director at Penserra

•   Christine Johanson – Director at Penserra

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund and have served in such capacity since April 2018. Ms. Johanson has served in such capacity since August 2024.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

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Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective and policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The Sub-Adviser seeks correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

Non-Principal Investment Strategies

Securities Lending.    The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis. To the extent that the Fund receives cash collateral, it will invest such collateral in readily marketable, high quality, short-term obligations.

Fund Investments

Under normal circumstances, the Fund will invest at least 90% of its total assets in the securities that comprise the Index.

Principal Investments

Preferred Stock

Preferred stock is a class of equity ownership that has a more senior claim to the earnings and assets of a business than common stock. In the event of liquidation, the holders of preferred stock are generally paid before common stockholders, but after secured debt holders. Preferred stock also generally pays a dividend; this payment may be cumulative, in which any delayed prior payments must also be paid before distributions can be made to the holders of common stock. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. In the event of liquidation, the holders of preferred stock must be paid off before common stockholders, but after secured debt holders. The preferred stocks in which the

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Fund invests may pay dividends at a fixed rate; therefore, a preferred stock’s market price may be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred stock is likely to decline. Many preferred stocks also allow holders to convert the preferred stock into common stock of the issuer and therefore the market price of such preferred stocks may be sensitive to changes in the value of the issuer’s common stock. In addition, the ability of an issuer of preferred stock to pay dividends may deteriorate or the issuer may default (i.e., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer), which would negatively affect the value of any such holding. Dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued) and may suspend payment of dividends on preferred stock at any time. Preferred stock is also subject to market volatility and the price of preferred stock will fluctuate based on market demand. Preferred stock often has a call feature which allows the issuer to redeem the security at its discretion.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above. The risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Concentration Risk.    In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

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Credit Ratings Risk.    The Index invests in securities rated “investment grade” by S&P, Moody’s or Fitch. Using credit ratings to evaluate the creditworthiness of debt securities can involve certain risks. Ratings assigned by the rating agencies are based upon an analysis completed of the issuer’s credit history and ability to pay interest and repay principal. An investment grade rating generally signifies that a credit rating agency considers the current quality of the security to be sufficient to provide reasonable assurance of the issuer’s ability to meet its obligation to security-holders. However, because the Index followed by the Fund permits investments in securities rated in the lowest tier of investment grade ratings, certain of the investment grade preferred securities the Fund invests in may be considered to be “speculative” in nature. Such securities may entail greater price volatility, principal and income risk, and may be subject to greater uncertainty and/or exposure to adverse conditions. In addition, rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Financials Sector Risk.    Companies in the financial sector, including retail and commercial banks, insurance companies and financial services companies, may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in currency exchange rates, volatile interest rates, decreased liquidity in credit markets and competition from new entrants. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. Companies in the financial sector are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financial sector is

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particularly sensitive to fluctuations in interest rates. The financial sector has been subject to increased scrutiny by international regulators and future regulations could be imposed that would have an adverse economic impact on financial companies. Recently, the financial sector has been prone to cyberattacks and technology malfunctions and failures, which have caused losses to financial companies.

Index Provider Risk.    The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of their Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, select securities in accordance with the Index’s methodology properly, or that the Index will be determined, composed, calculated, rebalanced or reconstituted accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology designed to select quality preferred securities.

Interest Rate Risk.    An increase in interest rates may cause the value of certain fixed income securities held by the Fund to decline. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than securities with shorter durations or floating or adjustable interest rates. The negative impact on the Fund from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial shareholder redemptions may worsen this impact. An increase in interest rates could also cause principal payments on a fixed income security to be repaid at a slower rate than expected. This risk is particularly prevalent for a callable debt security where an increase in interest rates could cause the issuer of that security to not redeem the security as anticipated on the call date, effectively lengthening the security’s expected maturity, in turn making that security more vulnerable to interest rate risk and reducing its market value.

Non-Correlation Risk.    The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Passive Investment Risk.    The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

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Preferred Securities Risk.    Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Preferred securities often include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of director. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights. In certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or a change in regulatory trademark. As with redemption provisions of debt securities, a special redemption by the issuer may negatively impact the return of the preferred security held by a Fund. Preferred securities may also be substantially less liquid than other securities, including common stock.

REIT Risk.    A REIT is a financial vehicle that pool investors’ capital to invest primarily in income-producing real estate or real estate-related loans or interests. The Index includes exposure to preferred securities issued by REITs, and the Fund may invest in preferred securities issued by REITs to the extent such securities are constituents of the Index. REITs are subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are dependent upon the skills of their managers and are not necessarily diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to preferred shareholders and are subject to the risk of default by lessees or borrowers.

Investments in Equity REITs are subject to the risks associated with directly investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. Mortgage REITs are additionally affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code, and failing to maintain their exemption from registration under the 1940 Act. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies.

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Security Issuer Risk.    Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Small- and Mid-Capitalization Companies Risk.    Small- and mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including narrower markets for their goods and/or services, more limited managerial and financial resources, limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks may not be well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities of small- and mid-capitalization companies held by the Fund resulting in more volatile performance. Small and/or mid-capitalization companies are typically less stable than larger, more established companies, and may also depend on a small number of essential personnel who may be less experienced than the management of larger companies. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Cyber Security Risk.    The Fund, Adviser, Sub-Adviser, APs, services providers, Exchange and investment industry as a whole are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Similarly, cyber security breaches of the Fund’s third-party service providers, such as the Adviser, Sub-Adviser, distributor or other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, or the issuers of the securities in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Such cyber security breaches have the ability to cause disruptions and impact business operations, potentially resulting in: financial loss, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyber attacks may render records of Fund assets and transactions, shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance

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costs associated with corrective measures and/or financial loss. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. The Fund and its shareholders could be negatively impacted as a result. The Fund may also incur substantial costs in order to resolve or prevent cyber security incidents in the future.

Market Risk.    The securities in the Fund are subject to market fluctuations, and the Fund could lose money due to short-term market movements and over longer periods during market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

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Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Market Maker Risk.    The Fund faces market trading risks, including the potential lack of an active market for Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in market price of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund and/or its service providers may disrupt or negatively impact the operation of the Fund which may result in financial losses to the Fund and its shareholders. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market

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for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Management of the Fund

The Fund is a series of Innovator ETFs Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser to the Fund, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 173 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Penserra Capital Management LLC, 4 Orinda Way, Suite 100-A, Orinda, California 94563, serves as the Fund’s investment sub-adviser. Penserra has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

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Portfolio Managers

Dustin Lewellyn, Ernesto Tong and Christine Johanson serve as the Fund’s portfolio managers.

•   Dustin Lewellyn, CFA.    Mr. Lewellyn has been Chief Investment Officer with Penserra since 2012. He was President and Founder of Golden Gate Investment Consulting LLC from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than 6 years.

•   Ernesto Tong, CFA.    Mr. Tong has been a Managing Director with Penserra since 2015. Prior to that, Mr. Tong spent seven years a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

•   Christine Johanson, CFA.    Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022–March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018–February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

For additional information concerning Innovator and Penserra, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee to Innovator in an amount equal to 0.47% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

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Pursuant to an investment sub-advisory agreement between Innovator, Penserra and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Penserra in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal year ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall

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attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

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Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

The Fund expects to declare and distribute all of its net investment income and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

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This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund may not have been asked to review, and may not have reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the

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Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, may be taxed at a higher maximum stated tax rate. Capital gain received from assets held for more than one year that is considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) is taxed at a maximum marginal stated federal tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Distributions with

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respect to shares in real estate investment trusts and foreign corporations are qualifying dividends only in limited circumstances. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes on Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gain distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Tax Credit

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

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Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

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The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in the Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of all of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act (“Rule 2a-5”) defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions. In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

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Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

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Disclaimers

Innovator does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and Innovator shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. Innovator makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares any other person or entity from the use of the Index or any data included therein. Innovator makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Innovator have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Innovator. The Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Innovator. Innovator’s products are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their respective affiliates or third-party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Innovator’s products or any member of the public regarding the advisability of investing in securities generally or in Innovator’s products particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to Innovator with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Innovator or Innovator’s products. S&P Dow Jones Indices have no obligation to take the needs of Innovator or the owners of Innovator’s products into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Innovator’s products or the timing of the issuance or sale of Innovator’s products or in the determination or calculation of the equation by which Innovator’s products is to be converted into cash. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Innovator’s products. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisers. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND

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EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE ADVISER’S PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Fund Service Providers

US Bancorp Fund Services LLC, doing business as U.S. Bank Global Fund Services, is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Trust’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Trust.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s and Predecessor Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund and Predecessor Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share and Predecessor Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator S&P Investment Grade Preferred ETF

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total from Investment Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions
10/31/2025	$19.31	$1.01	$(1.31)	$(0.30)	$(1.09)	$—	$—	$(1.09)
10/31/2024	$16.73	$1.11	$2.58	$3.69	$(1.11)	$—	$—	$(1.11)
10/31/2023	$17.90	$0.99	$(1.17)	$(0.18)	$(0.99)	$—	$—	$(0.99)
10/31/2022	$24.22	$1.00	$(6.28)	$(5.28)	$(1.02)	$—	$(0.02)	$(1.04)
10/31/2021	$24.02	$1.14	$0.27	$1.41	$(1.14)	$—	$(0.07)	$(1.21)
				Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share	Net Asset Value, End of Year	Total Return(c)	Net Assets, End of Year (in Thousands)	Ratio of Expenses to Average Net Assets Before Expense Reimbursement/ Recoupment(d)(e)	Ratio of Expense to Average Net Assets After Expense Reimbursement/ Recoupment (d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Portfolio Turnover Rate(c)(f)
10/31/2025	$0.00	$17.92	-1.44%	$83,333	0.47%	0.47%	5.56%	27%
10/31/2024	$0.00	$19.31	22.36%	$107,157	0.47%	0.47%	5.86%	33%
10/31/2023	$0.00	$16.73	(1.32)%	$97,887	0.47%	0.47%	5.37%	28%
10/31/2022	$0.00	$17.90	(22.27)%	$119,057	0.47%	0.47%	4.70%	46%
10/31/2021	$0.00	$24.22	5.97%	$222,794	0.47%	0.47%	4.70%	68%

(a)      Net investment income per share has been calculated based on average shares outstanding during the periods.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Ratios do not include the income and expenses of the underlying funds in which the Fund invests.

(f)      Portfolio turnover rate excludes in-kind transactions.

33

Innovator S&P Investment Grade Preferred ETF

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333 201473 811-22926

Statement of Additional Information

Innovator Deepwater Frontier Tech ETF (LOUP)

Innovator Equity Autocallable Income Strategy ETF (ACEI)

Innovator Equity Premium Income – Daily PutWrite ETF (SPUT)

Innovator Gradient Tactical Rotation Strategy ETF (IGTR)

Innovator IBD® 50 ETF (FFTY)

Innovator IBD® Breakout Opportunities ETF (BOUT)

Innovator Index Autocallable Income Strategy ETF (ACII)

Innovator Laddered Allocation Buffer ETF™ (BUFB)

Innovator Laddered Allocation Power Buffer ETF™ (BUFF)

Innovator S&P Investment Grade Preferred ETF (EPRF)

February 27, 2026

200 W. Front Street
Wheaton, Illinois 60187
www.innovatoretfs.com

This Statement of Additional Information (“SAI”) describes shares of each the funds set forth above (each a “Fund” and collectively, the “Funds”), each a series of Innovator ETFs® Trust (the “Trust”). The investment adviser for each Fund is Innovator Capital Management, LLC (“Innovator” or the “Adviser”). The investment sub-adviser for Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF, Innovator Laddered Allocation Buffer ETF™, Innovator Laddered Allocation Power Buffer ETF™ and Innovator S&P Investment Grade Preferred ETF is Penserra Capital Management LLC (“Penserra” or a “Sub-Adviser”). The investment sub-advisers for Innovator Deepwater Frontier Tech ETF are Deepwater Asset Management, LLC (“Deepwater” or a “Sub-Adviser”) and Penserra. The investment sub-advisers for Innovator Gradient Tactical Rotation Strategy ETF are Gradient Investments, LLC (“Gradient” or a “Sub-Adviser”) and Penserra. The investment sub-adviser for Innovator Equity Autocallable Income Strategy ETF, Innovator Equity Premium Income – Daily PutWrite ETF and Innovator Index Autocallable Income Strategy ETF is Milliman Financial Risk Management LLC (“Milliman” or a “Sub-Adviser”, and collectively with Deepwater, Gradient and Penserra, the “Sub-Advisers”). The Funds’ distributor is Foreside Fund Services, LLC (“Foreside” or the “Distributor”). Shares of Innovator Deepwater Frontier Tech ETF, Innovator Equity Autocallable Income Strategy ETF, Innovator Equity Premium Income – Daily PutWrite ETF, Innovator Gradient Tactical Rotation Strategy ETF, Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF and Innovator Index Autocallable Income Strategy

ETF are principally listed for trading on NYSE Arca, Inc. Shares of Innovator Laddered Allocation Buffer ETF™, Innovator Laddered Allocation Power Buffer ETF™ and Innovator S&P Investment Grade Preferred ETF are principally listed for trading on Cboe BZX Exchange, Inc.

This SAI supplements the information contained in each Fund’s Prospectus, each dated February 27, 2026, as each may be amended and supplemented from time to time. This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. A copy of a Fund’s most recent Prospectus may be obtained, without charge, by writing the Adviser at the address listed above or by calling (800) 208-5212.

The audited financial statements for each Fund’s most recent fiscal year appear in the Funds’ Form N-CSR dated October 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”). The financial statements from the Form N-CSR and notes thereto are incorporated herein by reference. The Form N-CSR is available without charge by calling (800) 208-5212 or by visiting the SEC’s website at http://www.sec.gov.

-iii-

General Information

The Trust is a Delaware statutory trust organized on October 17, 2007. On August 11, 2017, the Trust changed its name from Academy Funds Trust to Innovator ETFs® Trust. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of 173 separate series, representing separate portfolios of investments. This SAI relates to the Funds listed below, each of which is a separate series of the Trust. The table below lists whether each such Fund is classified as a “diversified company” or “non-diversified company,” as such terms are defined in the 1940 Act.

Innovator Deepwater Frontier Tech ETF	Diversified
Innovator Equity Autocallable Income Strategy ETF	Non-Diversified
Innovator Equity Premium Income – Daily PutWrite ETF	Non-Diversified
Innovator Gradient Tactical Rotation Strategy ETF	Non-Diversified
Innovator IBD® 50 ETF	Diversified
Innovator IBD® Breakout Opportunities ETF	Non-Diversified
Innovator Index Autocallable Income Strategy ETF	Non-Diversified
Innovator Laddered Allocation Buffer ETF™	Diversified
Innovator Laddered Allocation Power Buffer ETF™	Diversified
Innovator S&P Investment Grade Preferred ETF	Diversified

On or about October 14, 2021, the Innovator S&P Investment Grade Preferred ETF acquired all of the assets and liabilities of Innovator S&P Investment Grade Preferred ETF, a series of Innovator ETFs Trust II (the “Predecessor EPRF”) and adopted the prior performance and financial history of Predecessor EPRF. On or about October 14, 2021, Innovator Laddered Allocation Power Buffer ETF™ acquired all of the assets and liabilities of Innovator Laddered Fund of U.S. Equity Power Buffer ETFs™, a series of Innovator ETFs Trust II (“Predecessor BUFF”) and adopted the prior performance and financial history of Predecessor BUFF. On or about December 1, 2025, Innovator Deepwater Frontier Tech ETF ceased tracking the performance of the Deepwater Frontier Tech Index and became an actively managed fund, with an investment objective to seek to provide capital appreciation.

Each Fund offers, issues and redeems shares (“Shares”) at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit”). Each Fund may issue or redeem Creation Units in exchange for the securities comprising the Fund (“Deposit Securities”) and/or cash, or some combination thereof. Shares of Innovator Deepwater Frontier Tech ETF, Innovator Equity Autocallable Income Strategy ETF, Innovator Equity Premium Income – Daily PutWrite ETF, Innovator Gradient Tactical Rotation Strategy ETF, Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF and Innovator Index Autocallable Income Strategy ETF are principally listed for trading on NYSE Arca, Inc. (“NYSE Arca” or an “Exchange”). Shares of Innovator Laddered Allocation Buffer ETF™, Innovator Laddered Allocation Power Buffer ETF™ and Innovator S&P Investment Grade Preferred ETF are principally listed for trading on Cboe BZX Exchange, Inc. (“Cboe” or an “Exchange”). Each of NYSE Arca and Cboe is a national securities exchange. Fund Shares are traded in the secondary market and elsewhere at market prices that may be at, above, or below a Fund’s NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the section entitled “Disclosure of Portfolio Holdings Information”), and, generally, in exchange for Deposit Securities. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

Each Fund is a separate mutual fund, and each Share represents an equal proportionate interest in a Fund. All consideration received by the Trust for Shares and all assets of a Fund belong solely to the Fund and would be subject to liabilities related thereto.

The Trust reserves the right to permit or require that creations and redemptions of Shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust a cash deposit marked to the market value of any omitted Deposit Securities. The Trust may use such cash deposit at any time to purchase Deposit Securities. For more information, please see the section entitled “Creation and Redemption of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of Securities and Exchange Commission (“SEC”) rules and regulations applicable to management investment companies offering redeemable securities.

The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board of Trustees of the Trust may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board of Trustees may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders.

Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees has a material personal financial interest in the subject action. There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust.

Capitalized terms used in this SAI, but not otherwise defined, have the meanings ascribed to them in the respective Fund’s Prospectus.

Exchange Listing and Trading

There can be no assurance that the requirements of an Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. An Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (ii) the “approximate value” of a Fund, as described in the section of the Prospectus entitled “Net Asset Value,” is no longer calculated or available, or (iii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. An Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on an Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. Negotiated commission rates only apply to investors who will buy and sell Shares of a Fund in secondary market transactions through brokers on an Exchange and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers or if it chooses to couple the creation of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on a national securities exchange, a trading facility, or an alternative trading system.

Innovator or its affiliates, or a fund for which Innovator or an affiliate serves as investment adviser, (each, as applicable, a “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Funds as they are launched or thereafter, or may purchase Shares of a Fund through a broker-dealer or other investors, including in secondary market transactions. Because the Selling Shareholder may be deemed to be affiliates of the Fund, the Shares are being registered to permit the resale of these shares from time to time after any such purchase. The Fund will not receive any of the proceeds from the resale of such Shares.

Investment Restrictions and Policies

Investment Objective

There can be no assurance that a Fund will achieve its objective. Each Fund’s investment objective and policies, and its associated risks, are discussed below and in the Fund’s Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about each Fund and its policies is provided below.

Fundamental Investment Restrictions

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). All other investment policies or practices of a Fund are considered by the Trust to be non-fundamental and, accordingly, may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of: (i) 67% or more of the Shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of a Fund are present or represented by proxy, or (ii) more than 50% of the Shares of a Fund.

Innovator IBD® 50 ETF and Innovator IBD® Breakout Opportunities ETF shall not:

(1)       Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(2)       Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(3)       Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC.

(4)       Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.

(5)       Purchase or sell commodities except to the extent permitted by applicable law.

(6)       Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(7)       Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund will invest 25% or more of its net assets in securities of issuers in the same industry to approximately the same extent that the index (each, an “Index”) each Fund seeks to track (as set forth below) concentrates in the securities of a particular industry or group of industries. Accordingly, if the Index a Fund seeks to track stops concentrating in the securities of a particular industry or group of industries, the Fund will also discontinue concentrating in such securities.

Innovator Deepwater Frontier Tech ETF shall not:

(1)       Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(2)       Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(3)       Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC.

(4)       Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.

(5)       Purchase or sell commodities except to the extent permitted by applicable law.

(6)       Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(7)       Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund will invest 25% or more of its net assets in securities of issuers in the same industry to approximately the same extent that the Deepwater Frontier Tech Index concentrates in the securities of a particular industry or group of industries. Accordingly, if the Index the Fund seeks to track stops concentrating in the securities of a particular industry or group of industries, the Fund will also discontinue concentrating in such securities.

Innovator Laddered Allocation Buffer ETF™, Innovator Laddered Allocation Power Buffer ETF™ and Innovator S&P Investment Grade Preferred ETF shall not:

(1)       Issue senior securities, except as permitted under the 1940 Act.

(2)       Borrow money, except as permitted under the 1940 Act.

(3)       Underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.

(4)       Purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)       Make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)       Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

Innovator Laddered Allocation Buffer ETF™ shall not:

(7)       Concentrate its investments in securities of issuers in any one industry, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Innovator Laddered Allocation Power Buffer ETF™ shall not:

(7)       Concentrate its investments in securities of issuers in any one industry, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (7) above for Innovator Laddered Allocation Power Buffer ETF™, with respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time.

Innovator S&P Investment Grade Preferred ETF shall not:

(7)       Concentrate its investments in securities of issuers in any one industry, as the term “concentrate” is used in the 1940 Act, except to the extent the Index (as defined below) upon which the Fund is based concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Innovator Equity Autocallable Income Strategy ETF, Innovator Equity Premium Income – Daily PutWrite ETF, Innovator Gradient Tactical Rotation Strategy ETF and Innovator Index Autocallable Income Strategy ETF shall not:

(1)       Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(2)       Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(3)       Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC.

(4)       Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.

(5)       Purchase or sell commodities except to the extent permitted by applicable law.

(6)       Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Innovator Equity Autocallable Income Strategy ETF shall not:

(7)       Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund will concentrate to approximately the same extent as the Reference Assets concentrate in a particular industry or group of industries. To the extent the Fund invests in the securities of other investment companies, it will consider the concentrations of those underlying investment companies in determining compliance with its own concentration restrictions.

Innovator Equity Premium Income – Daily PutWrite ETF shall not:

(7)       Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). To the extent the Fund invests in the securities of other investment companies, it will consider the concentrations of those underlying investment companies in determining compliance with its own concentration restrictions.

Innovator Gradient Tactical Rotation Strategy ETF shall not:

(7)       Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of identified industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). To the extent the Fund invests in the securities of other investment companies, it will consider the concentrations of those underlying investment companies in determining compliance with its own concentration restrictions.

Innovator Index Autocallable Income Strategy ETF shall not:

(7)       Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund will concentrate to approximately the same extent as the Market Indices concentrate in the securities of a particular industry or group of industries. To the extent the Fund invests in the securities of other investment companies, it will consider the concentrations of those underlying investment companies in determining compliance with its own concentration restrictions.

Notations Regarding a Fund’s Fundamental Investment Restrictions

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of such Fund’s total assets from banks for any purpose, and to borrow up to 5% of such Fund’s total assets from banks or other lenders for temporary purposes (a Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

Except for restriction (1) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets of a Fund will not constitute a violation of that restriction. With respect to restriction (1), if the limitations are exceeded as a result of a change in market value then such Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

With respect to the fundamental policy relating to concentrations set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. Rather, the SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes a concentration. It is possible that interpretations of concentration could change in the future.

With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

Non-Fundamental Investment Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in each Fund’s Prospectus, a Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

(1)       A Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

(2)       A Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

*      *      *

Unless otherwise indicated, all limitations under a Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of a Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Adviser/Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Portfolio Turnover

A Fund may have a portfolio turnover rate in excess of 100%. Portfolio trading will be undertaken principally to accomplish a Fund’s investment objective. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986 (the “Internal Revenue Code”) and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. Therefore, a Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.

The portfolio turnover rate tells you the amount of trading activity in a Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of a Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from purchases and redemptions of Shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. The following table sets forth each Fund’s portfolio turnover rate for the indicated periods. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of a Fund or changes to a Fund’s portfolio holdings.

Portfolio Turnover Rate

Fund	Fiscal Year Ended October 31, 2024	Fiscal Period/Year Ended October 31, 2025
Innovator Deepwater Frontier Tech ETF	165%	117%
Innovator Equity Autocallable Income Strategy ETF(1)	N/A	0%
Innovator Equity Premium Income – Daily PutWrite ETF(2)	N/A	46%
Innovator Gradient Tactical Rotation Strategy ETF	458%	418%
Innovator IBD® 50 ETF	1,304%	1,209%
Innovator IBD® Breakout Opportunities ETF	1,448%	1,668%
Innovator Index Autocallable Income Strategy ETF(1)	N/A	0%
Innovator Laddered Allocation Buffer ETF™	2%	1%
Innovator Laddered Allocation Power Buffer ETF™	1%	1%
Innovator S&P Investment Grade Preferred ETF	33%	27%

(1)    The Fund commenced operations on September 24, 2025.

(2)    The Fund commenced operations on March 13, 2025.

Investment Strategies and Risks

The following information relates to and supplements the description of each Fund’s investment strategies and risks that are contained in its Prospectus and includes descriptions of permitted investments and investment practices as well as associated risk factors.

Under normal circumstances, each of the below listed Funds will invest at least 80% of its net assets (including investment borrowings) in the securities that comprise such Fund’s corresponding Index as set forth below.

Fund	Index
Innovator IBD® 50 ETF	IBD® 50 Index
Innovator IBD® Breakout Opportunities ETF	IBD® Breakout Stocks Index
Innovator Laddered Allocation Buffer ETF™	MerQube U.S. Large Cap Equity Buffer Laddered Index
Innovator Laddered Allocation Power Buffer ETF™	FTSE Laddered Power Buffer Strategy Price Return Index
Innovator S&P Investment Grade Preferred ETF	S&P U.S. High Quality Preferred Stock Index

Investor’s Business Daily® (“IBD”) serves as the index provider for the Indices tracked by the Innovator IBD® 50 ETF and Innovator IBD® Breakout Opportunities ETF. MerQube, Inc. (“MerQube”) serves as the index provider for the Index tracked by Innovator Laddered Allocation Buffer ETF™. FTSE Russell (“FTSE Russell”) serves as the index provider for the Index tracked by Innovator Laddered Allocation Power Buffer ETF™. S&P Opco, LLC (a subsidiary of S&P Dow

Jones Indices LLC) (“S&P Opco”) serves as index provider for the Index tracked by Innovator S&P Investment Grade Preferred ETF. IBD, MerQube, FTSE Russell and S&P Opco may individually be referred to throughout this SAI as an “Index Provider” and collectively as the “Index Providers.”

Borrowing and Leverage.    Each Fund may borrow money to the extent permitted by the 1940 Act. If a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, each Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Cyber Security Risk.    Each Fund may be more susceptible to operational risks through breaches in cyber security. A cyber security incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or a service provider to suffer data corruption or lose operational functionality. A cyber security incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, remediation costs associated with system repairs, data corruption or loss of operational capacity. Any of these results could have a substantial adverse impact on a Fund. For example, if a cyber security incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for a Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Share purchases and redemptions. Cyber security incidents could cause a Fund, Adviser, Sub-Adviser or Distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. Such incidents may also cause a Fund to violate applicable privacy and other laws. The Funds’ service providers have established risk management systems that seek to reduce the risks associated with cyber security, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cyber security systems of the issuers of securities in which the Funds invest or the Funds’ third-party service providers (including the Funds’ transfer agent and custodian), and the Funds and its respective Shareholders may be negatively impacted as a result.

Depositary Receipts.    Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF and Innovator Deepwater Frontier Tech ETF may invest directly in depositary receipts. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; however, typically the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Developing and/or Emerging Market Country Investment Exposure.    Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF, Innovator Gradient Tactical Rotation Strategy ETF and Innovator Deepwater Frontier Tech ETF may invest directly in securities issued by companies domiciled in developing market or emerging market countries. Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political, and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which a Fund may trade may not possess the same degree of financial sophistication, creditworthiness, or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political, or social events in such countries. The limitations associated with investments in emerging market companies could impact a Fund’s ability to achieve its investment objective.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency, and balance of payments position. The economies of some developing market countries may be based on only a few industries and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by a Fund. A Fund generally seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that a Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization, and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a Fund. Legal compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards, or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to non-residents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret, and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation, and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which a Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which a Fund invested may subsequently be found to be fraudulent and as a consequence such Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a Fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund’s shareholders.

Equity-Linked Notes.    Innovator Equity Premium Income – Daily PutWrite ETF may invest in equity-linked notes (“ELNs”). ELNs are hybrid derivative-type instruments that are designed to combine the characteristics of one or more reference securities and a related equity derivative. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and are designed to offer a return linked to the underlying securities within the ELN. ELNs can provide a fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative. Generally, when purchasing an ELN, a fund pays the counterparty the current value of the underlying securities plus a commission. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk and, as applicable, foreign securities and currency risk. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as credit or counterparty risk. Should the prices of the underlying instruments move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment in such ELN.

Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. A lack of liquidity may also cause the value of the ELN to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. ELN investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of these investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

If an ELN is held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of an ELN that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying equity security, but typically does not receive voting rights as it would if it directly owned the underlying equity security. In addition, there can be no assurance that there will be a trading market for an ELN or that the trading price of the ELN will equal the underlying value of the instruments that it seeks to replicate. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.

Equity Securities.    The Funds may invest directly in equity securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of such Fund to fluctuate. Equity securities are described in more detail below:

•   Common Stock.    Common stock represents an equity or ownership interest in an issuer. Common stock may or may not pay dividends, and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

• Convertible Securities.    Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable nonconvertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities.

•   Micro, Small and Mid-Cap Issuers.    Investing in equity securities of micro, small and mid-cap companies often involves greater risk than is customarily associated with investments in companies with larger capitalizations. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the prices of the smaller companies owned by a Fund may be volatile, and the price movements of the Fund’s Shares will reflect that volatility.

• Preferred Stock.    Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Innovator S&P Investment Grade Preferred ETF normally invests substantially all of its assets in U.S.-listed preferred stocks. A fund that invests in preferred stock may be exposed to certain risks not typically encountered by investing in common stock. Since preferred stocks pay dividends at a fixed rate, a preferred stock’s market price may be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred stock is likely to decline. Many preferred stocks and trust preferred securities also allow holders to convert the preferred stock into common stock of the issuer, and therefore the market price of such preferred stocks may be sensitive to changes in the value of the issuer’s common stock. In addition, the ability of an issuer of preferred stock to pay dividends may deteriorate or the issuer may default (i.e., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer), which would negatively affect the value of any such holding. Dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued) and may suspend payment of dividends on preferred stock at any time. Preferred stock is also subject to market volatility and the price of preferred stock will fluctuate based on market demand. Preferred stock often has a call feature which allows the issuer to redeem the security at its discretion. Therefore, preferred stocks having a higher than average yield may be called by the issuer, which may cause a decrease in the yield of a fund that invested in the preferred stock.

•   Warrants.    Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Exchange-Traded Funds.    Innovator Laddered Allocation Buffer ETF™ and Innovator Laddered Allocation Power Buffer ETF™ invest in ETFs, and Innovator Gradient Tactical Rotation Strategy ETF may invest in ETFs. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. As an investor in an ETF, each Fund that invests in shares of ETFs will bear its proportionate share of the expenses of the ETFs in which it invests, subjecting shareholders to duplicative expenses. To the extent the Funds invest in ETFs which focus on a particular market segment or industry, such Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Funds invest will be listed on a national securities exchange and such Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

FLEX Options.    Innovator Equity Autocallable Income Strategy ETF and Innovator Index Autocallable Income Strategy ETF invest in FLexible EXchange® Options (“FLEX Options”). FLEX Options are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price.

The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer”, with the goal of protecting clearing members and options traders from counterparty risk.

Certain Considerations Regarding Options.    The FLEX Options in which each Fund invests may be options on various indices or securities (each, a “Reference Asset”). As such, the value of each Fund’s FLEX Options will fluctuate with changes in the value of the securities representing, included in, or held by, the Reference Asset, and thus the Reference Asset’s price return. In addition to the value of the Reference Asset, the value of an option contract, in general, will reflect, among other things, the time remaining until its expiration date, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Option contracts that expire unexercised have no value.

Each of the options exchanges has established limitations governing the maximum number of call or put options on the same asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Innovator are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that each Fund may buy or sell.

The puts and calls on the Reference Asset entitle the purchaser of the option the right to purchase (for a call option) or sell (for a put option) the Reference Asset at a predetermined specified price (the “strike price”). When each Fund writes a call on the Reference Asset, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from each Fund the delivery of an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. When each Fund buys a call on the Reference Asset, it pays a premium and has the same rights to such call as indicated above. When a Fund buys a put on the Reference Asset, it pays a premium and has the right to require the seller of the put, upon the Fund’s exercise of the put, to deliver an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. When each Fund writes a put on the Reference Asset, it receives a premium and the purchaser of the put has the right to require the Fund to deliver an amount of cash or a specified number of shares of the Reference Asset in exchange for the strike price. Notwithstanding the above, each Fund utilizes FLEX Options that are cash-settled. Cash-settled option contracts give the holder the right to receive an amount (or owe an amount) of cash upon the exercise of the option contract. Gain or loss depends on changes in the value of the Reference Asset’s price return relative to the strike price for a given option contract. The amount of cash is equal to the difference between the closing price of the Reference Asset’s price return and the exercise price of the option contract times a specified multiple (“multiplier”), which determines the total value for each point of such difference.

Risks of Options on the Reference Asset.    If each Fund has purchased an option and exercises it before the closing value for that day is available, it runs the risk that the Reference Asset’s price return may subsequently change. If such a change causes the exercised option to fall out of the money, each Fund will be required to pay the difference between the closing value of the Reference Asset’s value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Rule 18f-4.    Funds that enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act are permitted to do so in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”). The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swap agreements, futures, and option contracts. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a fund obtains leverage. Among other things, Rule 18f-4 prohibits a fund from entering into these derivatives transactions except in accordance with the provisions of the Derivatives Rule. The Derivatives Rule requires, among other things, a fund to adopt and implement a written “derivatives risk management program” and comply with limitations on risks relating to its derivatives transactions. The Derivatives Rule establishes limits on the derivatives transactions that a fund may enter into based on the value-at-risk (“VaR”) of the fund inclusive of derivatives. A fund generally satisfies the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the fund’s own portfolio absent derivatives holdings, as determined by such fund’s derivatives risk manager (the person or persons appointed by the fund’s board of directors/trustees responsible for administering the derivatives risk management program). This limits test is referred to as the “Relative VaR Test”. In addition, among other requirements, Rule 18f-4 also requires a fund carry out enhanced reporting to the board of directors/trustees, the SEC and the public regarding a fund’s derivatives activities. These requirements apply unless a fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Each Fund complies with the requirements of Rule 18f-4 in its usage of derivative instruments. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect each Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the costs associated with the operation of each Fund, which could adversely affect investors.

Hybrid Capital Securities.    Innovator S&P Investment Grade Preferred ETF may invest in hybrid capital securities, which have the characteristics of both preferred securities and debt securities. Hybrid capital securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid capital securities market consists of both fixed and floating coupon rate securities that are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid. Examples of hybrid capital securities include, but are not limited to, trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities and public income notes.

Hybrid capital securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Therefore, hybrid capital securities may be more volatile and subject to greater risk than traditional debt securities, and may in certain circumstances be even more volatile than traditional equity securities. In addition, hybrid capital securities typically permit an issuer to defer the payment of income for 18 months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the preferred securities have not been made), these hybrid capital securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid capital securities have many of the key characteristics of equity because of their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. However, hybrid capital securities may not fully participate in gains of the issuer and thus potential returns on such securities are generally more limited than traditional equity securities, which would participate in such gains. The terms of hybrid capital securities may vary substantially and the risks of a particular hybrid capital security will depend upon the terms of the instrument, but may include the credit risk of the issuer, as well as liquidity risk, since such securities often are customized to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.

Inflation Risk.    Inflation may reduce the intrinsic value of increases in the value of a Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline.

Legislation and Litigation Risk.    Legislation or litigation that affects the value of securities held by a Fund may reduce the value of such Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities. In addition, litigation regarding any of the securities owned by a Fund may negatively impact the value of the Shares. Such legislation or litigation may cause a Fund to lose value.

Liquidity Risk.    A Fund may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, a Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at prices approximating those at which such Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.

Listing Standards Risk.    Each Fund is required to comply with listing requirements adopted by its applicable Exchange. Non-compliance with such requirements may result in such Fund’s Shares being delisted by such Exchange. Any resulting liquidation of a Fund could cause such Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

Market Risk.    Market risk is the risk that a particular security, or Shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s Shares and result in increased market volatility. During any such events, a Fund’s Shares may trade at increased premiums or discounts to their NAV.

Shares of a Fund in general, may fall due to current market conditions or adverse changes in market conditions. Values of securities may change due to factors such as, or changes in circumstances in relation to, inflation, interest rates, regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts or wars, natural disasters or future health crises. As a means to fight inflation, the Federal Reserve and certain foreign central banks have historically raised interest rates which may negatively impact the performance of securities held by a Fund. Certain market factors may result in central banks changing their approach in the future. U.S. regulators have proposed, in the past, and may further propose in the future, several changes to market and issuer regulations which could directly impact the Funds and/or their ability to implement its investment strategies or make certain investments. Regulatory changes may also increase operational costs, which could impact overall performance. Bank failures, such as the March 2023 failures of Silicon Valley Bank and Signature Bank (the second- and third-largest bank failures in U.S. history) could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The political climate in the U.S., as well as political and diplomatic events both domestically and abroad, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. A U.S. federal government shutdown may also significantly impact investor or consumer behavior, which may adversely impact the markets and global economy. Global and domestic authorities and regulators have previously responded to serious economic disruptions with ranging fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Any change in these policies, or the ineffectiveness of these policies, cold increase volatility in securities markets, which may adversely impact the fund’s investments and performance. Any market disruptions could also delay the Fund from making sound investment decisions in a timely manner. If the Fund concentrates its investments in a region enduring geopolitical market disruption, it may face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market, adversely impacting a different country, region or financial market.

Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, armed conflicts or wars have and could continue to cause significant market disruptions and volatility within the markets. The hostilities and sanctions resulting from those hostilities could have a significant impact on a Fund’s investments, performance and liquidity. The economies of the U.S. and its trading partners, as well as the financial markets generally, may also be adversely impacted by trade disputes and other matters. If any geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any future public health crisis, and the ensuing policies enacted by governments and central banks have caused in the past, and may cause in the future, significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The Fund’s investments and liquidity thereof could be negatively impacted in the event of such health crises.

Advancements in technology may also adversely impact markets and overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-U.S. Securities.    Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF and Innovator Deepwater Frontier Tech ETF may invest directly in non-U.S. securities. There are substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, non-U.S. countries, which are in addition to the usual risks inherent in domestic investments. The value of non-U.S. securities (like U.S. securities) is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on non-U.S. exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other non-U.S. taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in non-U.S. nations. There is no assurance that the investment manager will be able to anticipate these potential events. In addition, the value of securities denominated in non-U.S. currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about non-U.S. issuers comparable to the reports and ratings published about issuers in the U.S. Non-U.S. issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries’ legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to non-U.S. investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. The costs associated with non-U.S. investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by non-U.S. persons, or limit the amount of investment by non-U.S. persons in a particular company. Some countries limit the investment of non-U.S. persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than non-U.S. securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital and proceeds of sales by non-U.S. investors may require governmental registration and/or approval. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a non-U.S. market may be interrupted. Non-U.S. markets also have substantially less volume than the U.S. markets and securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its NAV.

In many non-U.S. countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Non-U.S. over-the-counter markets tend to be less regulated than non-U.S. stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in non-U.S. countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Non-U.S. security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome, and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a non-U.S. broker/dealer, securities depository, or non-U.S. sub-custodian.

The holding of non-U.S. securities may be limited by a Fund to avoid investment in certain Passive Foreign Investment Companies (“PFICs”) and the imposition of a PFIC tax on a Fund resulting from such investments.

Option Contracts.    Innovator Equity Premium Income – Daily PutWrite ETF utilizes option contracts. An index fluctuates with changes in the market values of the securities included in the index. Option contracts on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. The option contracts in which the Fund invests are exchange-traded and available to investors with set or defined contracts terms, and are settled through a clearing house and are guaranteed for settlement, though such options are still subject to counterparty risk. There are also option contracts that trade over-the-counter (“OTC”), which are traded between two private parties, are not standardized, and are not guaranteed. The value of an option, in general, will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value.

The Fund will comply with guidelines established by the SEC with respect to coverage of options by investment companies, and if the guidelines so require, will set aside or earmark appropriate liquid assets in the amount prescribed. Such assets cannot be sold while the option contract is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Each of the options exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Innovator are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that the Funds may buy or sell.

Real Estate Investment Trusts.    Innovator S&P Investment Grade Preferred ETF may invest in real estate investment trusts (“REITs”). REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. Investments in REITs are subject to the risks associated with investing in real estate. Such risks may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; and other economic, political or regulatory occurrences affecting companies in the real estate sector.

Additionally, investing in REITs involves certain other risks related to the structure and focus of such REIT, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act, failure to satisfy the tax requirements for maintaining REIT status and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility for a REIT’s shares. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

Securities Lending.    Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). A Fund will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Security Issuer Risk.    Issuer-specific attributes may cause a security held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Short-Term Instruments and Temporary Investments.    Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements.    Innovator Equity Autocallable Income Strategy ETF and Innovator Index Autocallable Income Strategy ETF invest in swap agreements, and the Innovator Equity Premium Income – Daily PutWrite ETF may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in the Reference Asset.

The Funds may enter into swap agreements to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, each Fund’s counterparty will agree to pay the Funds the rate at which the specified asset or indicator (e.g., the reference asset) increased in value multiplied by the relevant notional amount of the swap. The Funds will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which the specified asset or indicator decreased in value multiplied by the notional amount of the swap agreement, plus, in certain instances, commissions or trading spreads on the notional amount. As a result, the swap agreement has a similar economic effect as if each Fund were to invest in the assets underlying the swap agreement in an amount equal to the notional amount of the swap. The return to the Funds on such swaps should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Funds on the notional amount. However, unlike cash investments in the underlying assets, the Funds will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets. Each Fund’s investment adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of each Fund’s transactions in swap agreements.

Tracking and Correlation.    Each Fund seeks investment results that correspond to the price and yield performance of its respective Index, although several factors may affect their ability to achieve this correlation, including, but not limited to: (1) such Fund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the Fund; (2) such Fund’s holding of less than all of the securities included in its Index, as applicable, including as part of a “representative sampling” strategy, and holding securities not included in the Index; (3) an imperfect correlation between the performance of a Fund’s investments and those of its Index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) Share prices being rounded to the nearest cent; (7) changes to an Index that are not disseminated in advance; (8) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies, or regulatory or tax law requirements; (9) early and unanticipated closings of the markets on which the holdings of a Fund trades, resulting in the inability of a Fund to execute intended portfolio transactions; and (10) a Fund’s holdings of cash or cash equivalents, or otherwise not being fully invested in securities of its Index. While close tracking of a Fund to its Index may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of Shares may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

U.S. Government Securities Risk.    U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.

Disclosure of Portfolio Holdings Information

The Board has approved portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. It is the policy of the Funds and their service providers, including, without limitation, each Fund’s investment adviser, investment sub-adviser, distributor, administrator, custodian and transfer agent, to protect the confidentiality of the Funds’ holdings and prevent the selective disclosure of nonpublic information about the Funds’ portfolio holdings, which includes the Funds’ portfolio holdings and pending transactions. The Funds and each of their service providers must adhere to the Disclosure Policies.

The Funds and their service providers may not disclose any information concerning the portfolio holdings of the Funds to any unaffiliated third party, with certain exceptions set forth in the Disclosure Policies. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Adviser or Sub-Adviser, or any affiliated person of the Adviser or Sub-Adviser) in connection with the disclosure of portfolio holdings information.

The Disclosure Policies are not intended to prevent the disclosure of any and all portfolio information for a legitimate business purpose to the Funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Funds’ custodian, fund accountant, investment adviser and sub-adviser, administrator, independent public accountant, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

The Funds, or their duly authorized service providers, may disclose the Funds’ portfolio holdings in the following circumstances:

•   Publicly Available Information/Mandatory Disclosure.    The Funds, or their duly authorized service providers, will publicly disclose holdings of the Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

•   Confidential Dissemination of Portfolio Holdings.    Numerous mutual fund evaluation services regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, and beta. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the Funds by these services, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Funds before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

•   Analytical Information.    The Funds or their duly authorized service providers may distribute the following information concerning each Fund’s portfolio before disclosure of portfolio holdings is required, provided that the information has been publicly disclosed (via the Funds’ website or as otherwise permitted by regulatory interpretation or guidance): the Funds’ deposit instruments, redemption instruments and with respect to active, long/short and self-indexing ETFs, complete portfolio holdings will be publicly disseminated each business day and before the commencement of trading of shares on the listing exchanges. Each Fund’s holdings will be disclosed on the Adviser’s website showing the portfolio positions and quantities of the securities held that will form the basis for the Funds’ NAV calculation for end of the business day.

•   Press Interviews, Broker Discussion, etc.    Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio position to reporters, brokers, shareholders, consultants, or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.

•   Shareholder In-Kind Distributions.    A Fund’s shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by a Fund. In such circumstances, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request, provided that they agree in writing to maintain the confidentiality of the portfolio holdings information and not to trade on such information.

•   Other Circumstances.    The Funds or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any nonpublic portfolio holdings information by such third party, (i) the Chief Executive Officer and Chief Compliance Officer determine that the Funds have a legitimate business purpose for disclosing such information; and (ii) the recipient enters into a confidentiality agreement.

Certain exceptions to the Disclosure Policies permit the non-public disclosure of portfolio holdings to a limited group of third parties so long as the third party has signed a written confidentiality agreement. Such confidentiality agreement should generally provide that: (1) the portfolio information is the confidential property of the Funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (2) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need-to-know basis, are (i) authorized to have access to the portfolio information and (ii) subject to confidentiality obligations, including duties not to trade on nonpublic information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; (3) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information; and (4) portfolio information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the Funds, (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the Funds or their agents to be disclosed.

Each Fund will disclose its complete portfolio holdings schedule for each month in a fiscal quarter in public filings with the SEC within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual financial statements and other information provided to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual financial statements and other information provided for each Fund will become available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website at www.sec.gov.

Each Fund’s portfolio holdings are publicly disseminated each day such Fund is open for business through financial reporting and news services, including publicly accessible websites. Additionally, a basket composition file, which includes information such as security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation.

Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings is available on a daily basis at each Fund’s website, available at www.innovatoretfs.com. No non-public information concerning the Trust will be disseminated.

Management of the Trust

Trustees and Officers

The business and affairs of the Trust are managed under the direction of its Board. The Trust’s Trustees and principal officers are noted in the tables below along with their ages and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death or removal. The Fund’s officers are elected annually by the Board and serve at the Board’s pleasure. Each Trustee serves as a trustee of all the ETFs issued by Innovator ETFs® Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Independent Trustees
Mark Berg 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1971	Trustee	Since 2017	Founding Principal (2001 – present), Chief Executive Officer (2019 – present), President (2001 – 2019), Timothy Financial Counsel Inc.	173	Tortazo, LLC (2018 – present)
Joe Stowell 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1968	Trustee	Since 2017	Chief Operation Officer, Woodmen Valley Chapel (2015 – present).	173	Board of Advisors, M4 Europe (2023 – Present); Board of Advisors, Westmont College (2016 – 2021)
Brian J. Wildman 1200 W. Front Street Wheaton, IL 60187 Year of Birth: 1963	Trustee	Since 2017	Independent Business Consultant (2025 – present); President, Timothy Financial Counsel Inc. (2019 – 2024); Executive Vice President, Consumer Banking (2016 – 2019), Chief Risk Officer (2013 – 2016), MB Financial Bank	173	Missionary Furlough Homes (2008 – 2022)

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Interested Trustee[1] and Officers
H. Bruce Bond 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1963	Interested Trustee, President and Principal Executive Officer	Since 2017	Chief Executive Officer, Innovator Capital Management, LLC (2017 – present).	173	None
John W. Southard, Jr. 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1969	Vice President, Secretary and Assistant Treasurer	Since 2017	Chief Investment Officer, Innovator Capital Management, LLC (2017 – present); Director and Co-Founder, T2 Capital Management, LLC (2010 – present).	173	None
James Nash 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1981	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2025	Director, ACA Group, LLC (July 2025 – Present); Chief Compliance Officer, Simplify Asset Management, Inc. (March 2025 – July 2025); Director, Lead Fund Chief Compliance Officer, ACA Group, LLC (2016 – March 2025).	173	None
Kathy Meyer 200 W. Front Street Wheaton, IL 60187 Year of Birth: 1964	Vice President, Treasurer and Principal Financial Accounting Officer	Since 2022	Chief Financial Officer, Innovator Capital Management, LLC (2018 – present).	173	None

1      H. Bruce Bond is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

Board Leadership

The Board has overall responsibility for the oversight and management of the Fund. The Board has two standing committees (as described further below): an Audit Committee and a Nominating and Governance Committee. The Chairman of each Board committee is an Independent Trustee.

In order to streamline communication between the Adviser and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Adviser, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund’s service providers, particularly the Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves until his or her successor is selected. Mr. Berg serves as the Lead Independent Trustee.

The Chairman of the Board presides at all meetings of the Board, and acts as a liaison with service providers, officers, attorneys, and other Trustees. The Chair of each Board committee performs a similar role with respect to the committee. The Chairman of the Board or the Chair of a Board committee may also perform such other functions as may be delegated by the Board or the committee from time to time. The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Funds. The Board has regular meetings throughout the year and may hold special meetings if required before its next regular meeting. Each committee meets regularly to conduct the oversight functions delegated to that committee by the Board and reports its findings to the Board. The Board and each standing committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among committees and the full Board to enhance effective oversight. Mr. Stowell serves as the Chairman of the Nominating and Governance Committee and Mr. Wildman serves as the Chairman of the Audit Committee.

Risk Oversight

Among the Board’s general oversight and management functions is to oversee the risks of the Funds. Each Fund is subject to various risks, including investment, compliance, operational and valuation risks, among others. The Board addresses its risk oversight function through different Board and committee activities. For instance, the Board has delegated the day-to-day risk management and oversight function to the Adviser, or in certain cases (subject to the Adviser’s supervision) and depending on the nature of the risks to other service providers. The Board, or a committee, reviews and evaluates reports from the Adviser or service providers regarding the risks faced by the Funds and regarding the service providers’ oversight and management of those risks. In addition to the delegation of the day-to-day risk management and oversight function, the committees of the Board allow the Trustees to quickly and efficiently consider risk matters and facilitate the oversight by the Trustees of Fund activities and the risks related to those activities.

The Board has also appointed a Chief Compliance Officer (“CCO”) who oversees the implementation and evaluation of the Fund’s compliance program. James Nash serves as CCO and Anti-Money Laundering Officer of the Trust.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness. Further, some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Trustees’ Qualifications.

The Nominating and Governance Committee selects and nominates persons for election or appointment by the Board as Independent Trustees. The Board has adopted the Nominating and Governance Committee Charter and Guidelines, which provides the Nominating and Governance Committee with general criteria to guide the Committee’s choice of candidates to nominate to serve on the Board; however, there are no specific qualifications or requirements to serve on the Board. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust’s investment manager, sub-advisers, other service providers, counsel and independent auditors; and to exercise business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting or public service positions; experience from service as a Board member of the Trust, other investment funds, public companies or non-profit entities or other organizations; and ongoing commitment and participation in Board and committee meetings throughout the years.

While there are no specific required qualifications for Board membership, the Board believes the specific background of each Trustee is appropriate to his or her serving on the Board. The foregoing discussion and the Trustees and officers chart above are included in this Statement of Additional Information pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof.

H. Bruce Bond.    Mr. Bond is the Chief Executive Officer of Innovator, responsible for the firm’s strategic vision. Mr. Bond began his career in 1986 at Griffin, Kubik, Stephens and Thompson, a small boutique firm specializing in municipal bonds. In 1994 he continued his career at First Trust Portfolios as Vice President responsible for wholesale distribution of financial products across the Midwest and Florida. In 1998 Mr. Bond joined Nuveen Investments as a Managing Director to lead an effort in its Structured Products Group to develop, market and distribute closed-end funds, unit investment trusts and exchange-traded fund products. Mr. Bond became the head of marketing for all Nuveen products before leaving to start PowerShares in early 2003. As Founder and Chief Executive Officer of PowerShares, Mr. Bond pioneered many firsts in the ETF industry. In 2006, PowerShares was acquired by Invesco, a global asset manager. Mr. Bond remained the President and Chief Executive Officer of PowerShares and Chairman of the Board of the PowerShares Funds until September of 2011. During his time at PowerShares, Mr. Bond helped develop, list and distribute over 130 fund products on various exchanges located in the United States and throughout Europe, with assets under management in excess of $80 billion.

Mark Berg.    As Chief Executive Officer and Founding Principal of Timothy Financial Counsel Inc., Mr. Berg’s primary role is the leadership and management of Timothy Financial Counsel Inc. He is the primary advisor for select clients, but also oversees the financial planning process for all Timothy Financial clients. Mr. Berg has served in the fee-only financial planning industry since 1995. Mr. Berg is also a founding board member of Tortazo LLC since 2018. He holds a BA in Economics from Wheaton College and is a Certified Financial Planner™ practitioner. He is also a NAPFA Registered Financial Advisor where he has served as the Regional President and Chair, as well as on the National Board of Directors. He speaks regularly at conferences on financial planning and practice management. He has been interviewed and/or quoted by a variety of publications, such as Dow Jones Newswire, The Wall Street Journal, Reader’s Digest, and Kiplinger’s and has been interviewed on NBC television.

Joe Stowell.    Mr. Stowell is currently the Chief Operation Officer of Woodmen Valley Chapel in Colorado Springs, Colorado. He oversees the financial, human resources and congregational management of this multi-campus organization. Prior to joining Woodman in September of 2015, Mr. Stowell served for eight years as the Executive Vice President/COO of the English Language

Institute/China (ELIC), a global educational non-profit focused primarily in Asia and the Middle East. Before his work in the non-profit business management sector, Joe traded futures, options and swaps for over a decade, focusing on currencies and bonds both in the US and abroad for McNamara Trading and Chicago Research & Trade. He was on trading floors and desks in Chicago, New York and Tokyo.

Brian J. Wildman.    Mr. Wildman is currently an independent business consultant. From 2019 to 2024, he was the President of Timothy Financial Counsel Inc. From 2016 until 2019, Mr. Wildman served as Executive Vice President, Consumer Banking of MB Financial Bank. During that time, Mr. Wildman also served as a director of MB Financial Bank. From 2013 to 2016, Mr. Wildman was responsible for Risk Management and served as MB Financial Bank’s Chief Risk Officer. Prior to 2013, Mr. Wildman was responsible for the MB Financial Bank’s Wealth Management and Consumer Services groups. Prior to joining MB Financial Bank in 2003, he was First Vice President of Bank One and served in various management positions with its predecessor organization, American National Bank and Trust Company of Chicago, since 1988. Mr. Wildman was a member of the Board of Trustees of Missionary Furlough Homes from 2008 to 2022. Additionally, Mr. Wildman serves as the “audit committee financial expert” for the Board.

Share Ownership

The following table provides the dollar range of Shares of each Fund beneficially owned by the Trustees as of December 31, 2025.

Fund	Bond	Berg	Stowell	Wildman
Innovator Deepwater Frontier Tech ETF	–	C	–	–
Innovator Equity Autocallable Income Strategy ETF	–	–	–	–
Innovator Equity Premium Income – Daily PutWrite ETF	–	–	–	–
Innovator Gradient Tactical Rotation Strategy ETF	–	C	–	–
Innovator IBD® 50 ETF	–	–	–	–
Innovator IBD® Breakout Opportunities ETF	–	A	–	–
Innovator Index Autocallable Income Strategy ETF	–	–	–	–
Innovator Laddered Allocation Buffer ETF™	–	–	–	–
Innovator Laddered Allocation Power Buffer ETF™	–	–	–	–
Innovator S&P Investment Grade Preferred ETF	–	B	B	–
Aggregate Holdings in Innovator ETF Complex	D	D	D	D

Ownership Codes

A.    $1  –  $10,000

B.    $10,001  –  $50,000

C.    $50,001 –  $100,000

D.    Over $100,000

As of December 31, 2025, the Independent Trustees and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of a Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

As of February 2, 2026, the officers and Trustees, in the aggregate, owned less than 1% of the Shares of each Fund.

Trustee Compensation

Effective January 1, 2026, each Independent Trustee is paid a fixed annual retainer of $350,000 per year. The fixed annual retainer is allocated pro rata among each Fund in the Trust based upon each Fund’s assets under management.

The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Funds and by the Trust to the Trustees for their services to the Funds for the fiscal year ended October 31, 2025. Only the Trustees of the Trust (the “Trustees”) who are not “interested persons” of the Trust or the Adviser, as defined by the 1940 Act (the “Independent Trustees”), receive compensation from the Funds. The Trust has no retirement or pension plans. The Trust has no employees. Its officers are compensated by Innovator.

Trustee	Compensation from the Funds	Compensation from the Trust
H. Bruce Bond	None	None
Mark Berg	$14,600	$303,250
Joe Stowell	$14,600	$303,250
Brian J. Wildman	$14,600	$303,250

Board Committees

Audit Committee:    The Trust’s Audit Committee consists of each of the Independent Trustees. The Audit Committee monitors accounting and financial reporting policies and practice, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee held two meetings during the fiscal year ended October 31, 2025.

Nominating and Governance Committee:    The Trust’s Nominating and Governance Committee consists of each of the Independent Trustees. The Nominating and Governance Committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Governance Committee, c/o Innovator ETFs® Trust, 200 W. Front Street, Wheaton, Illinois 60187. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The Nominating and Governance Committee held two meetings during the fiscal year ended October 31, 2025.

Proxy Voting Policies

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Funds.

The Board has delegated to the Adviser the proxy voting responsibilities for the Funds and has directed Innovator to vote proxies consistent with each Fund’s best interests. In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers that are available to provide proxy vote recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform (“ProxyEdge”). With the assistance of Broadridge, Egan-Jones Proxy Services (“Egan-Jones”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to Innovator through Egan Jones include access to Egan-Jones’ research analysis and their voting recommendations. Services provided to Innovator through ProxyEdge include receipt of proxy ballots, vote execution based upon the recommendations of Egan-Jones, access to the voting recommendations of Egan-Jones, as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge also maintains proxy voting records and provides Innovator with reports that reflect the proxy voting activities of client portfolios.

The fundamental guideline followed by the Adviser in voting proxies is to make every effort to confirm that the manner in which shares are voted is in the best interest of clients and the value of the investment. Absent special circumstances of the types described below, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the Egan-Jones Proxy Voting Principles and Guidelines set forth in Exhibit A.

Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at https://www.innovatoretfs.com, by calling (800) 208-5212 or by accessing the SEC’s website at https://www.sec.gov.

Investment Adviser and Other Service Providers

Investment Adviser

Innovator Capital Management, LLC, located at 200 W. Front Street, Wheaton, Illinois 60187, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. Substantially all of the interests of Innovator are owned by Messrs. H. Bruce Bond and John Wilder Southard, Jr. Innovator is controlled by a Board of Managers which currently consists of Mr. Bond and Mr. Southard. Mr. Bond controls the Board of Managers by virtue of his majority ownership of Innovator. Mr. Southard owns in excess of twenty-five percent of Innovator. Innovator has entered into a membership interest purchase agreement, pursuant to which GSAM Holdings LLC, a subsidiary of The Goldman Sachs Group, Inc., will purchase all of the issued and outstanding limited liability company interests of Innovator (the “Transaction”). Upon closing of the Transaction, Innovator will ultimately be an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs Asset Management, L.P. Innovator compensates all officers (including the chief compliance officer) and employees of Innovator who are affiliated with both Innovator and the Trust. Innovator is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Pursuant to an investment management agreement between Innovator and the Trust, on behalf of Innovator IBD® 50 ETF (the “Expense Limitation Investment Management Agreement”), Innovator oversees the investment of Innovator IBD® 50 ETF’s assets by Penserra. As compensation for the investment advisory services rendered under the Expense Limitation Investment Management Agreement, Innovator IBD® 50 ETF has agreed to pay Innovator an annual management fee equal to 0.70% of its average daily net assets. Innovator IBD® 50 ETF is responsible for paying its own expenses.

Pursuant to a separate expense limitation agreement between Innovator and the Trust, on behalf of Innovator IBD® 50 ETF (the “Expense Limitation Agreement”), Innovator has contractually agreed to waive its management fee and/or assume as its own expense certain expenses otherwise payable by Innovator IBD® 50 ETF to the extent necessary to ensure that total annual fund operating expenses do not exceed 0.80% of the Fund’s average daily net assets until August 31, 2026 (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses). Under the terms of the Expense Limitation Agreement, Innovator is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and/or expense payments. The Fund may only make such repayment to Innovator if, after the recoupment payment has been taken into account, it does not cause the Fund’s expense ratio to exceed either the expense cap in place at the time the expenses were waived or the Fund’s current expense cap.

For services rendered during the fiscal periods/years set forth below, the following table sets forth the management fee (net of fees waived/expenses reimbursed) paid by Innovator IBD® 50 ETF to, and the fees waived or recouped by, Innovator.

Management Fees
Fiscal Year Ended	Management Fees Paid (net of fees waived/recouped)	Fees Waived by Adviser	Fees Recouped by Adviser
October 31, 2023	$362,971	$256,501	$0
October 31, 2024	$415,648	$168,974	$6,039
October 31, 2025	$532,816	$175,458	$0

Pursuant to an investment management agreement (the “Unitary Fee Investment Management Agreement,” and with the Expense Cap Investment Management Agreement, the “Investment Management Agreements”) between Innovator and the Trust, on behalf of Innovator Deepwater Frontier Tech ETF, Innovator Equity Autocallable Income Strategy ETF, Innovator Equity Premium Income – Daily PutWrite ETF, Innovator IBD® Breakout Opportunities ETF, Innovator Index Autocallable Income Strategy ETF, Innovator Laddered Allocation Buffer ETF™, Innovator Laddered Allocation Power Buffer ETF™, and Innovator S&P Investment Grade Preferred ETF (the “Unitary Fee Funds”), Innovator oversees the investment of each Unitary Fee Fund’s assets by the Sub-Adviser(s), and is responsible for paying all expenses of the Funds, excluding the fee payments under the Unitary Fee Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. As compensation for the investment advisory services rendered under the Unitary Fee Investment Management Agreement, each Unitary Fee Fund has agreed to pay Innovator an annual management fee equal to a percentage of its average daily net assets as set forth below.

Innovator Deepwater Frontier Tech ETF	0.70%
Innovator Equity Autocallable Income Strategy ETF	0.79%
Innovator Equity Premium Income – Daily PutWrite ETF	0.79%
Innovator Gradient Tactical Rotation Strategy ETF	0.80%
Innovator IBD® Breakout Opportunities ETF	0.80%
Innovator Index Autocallable Income Strategy ETF	0.79%
Innovator Laddered Allocation Buffer ETF™	0.10%
Innovator Laddered Allocation Power Buffer ETF™	0.10%
Innovator S&P Investment Grade Preferred ETF	0.47%

For services rendered during the fiscal periods/years set forth below, the following table sets forth the management fee paid by each Unitary Fee Fund to Innovator.

Management Fees
Fund	Fiscal Period/Year Ended October 31, 2023	Fiscal Year Ended October 31, 2024	Fiscal Period/Year Ended October 31, 2025
Innovator Deepwater Frontier Tech ETF	$257,227	$356,102	$620,943
Innovator Equity Autocallable Income Strategy ETF(1)	N/A	N/A	$2,023
Innovator Equity Premium Income – Daily PutWrite ETF(2)	N/A	N/A	$32,575
Innovator Gradient Tactical Rotation Strategy ETF(3)	$1,980,446	$1,420,364	$719,038
Innovator IBD® Breakout Opportunities ETF	$107,629	$103,612	$99,856
Innovator Index Autocallable Income Strategy ETF(1)	N/A	N/A	$2,295
Innovator Laddered Allocation Buffer ETF™	$40,440	$111,599	$205,959
Innovator Laddered Allocation Power Buffer ETF™	$216,421	$410,602	$624,643
Innovator S&P Investment Grade Preferred ETF	$543,021	$508,747	$432,591

(1)    The Fund commenced operations on September 24, 2025.

(2)    The Fund commenced operations on March 13, 2025.

(3)    The Fund commenced operations on November 16, 2022.

Sub-Adviser

Innovator Deepwater Frontier Tech ETF

Innovator and Innovator Deepwater Frontier Tech ETF have retained Deepwater Asset Management, LLC, 21 North Third Street #250, Minneapolis, MN 55401 and Penserra Capital Management LLC, 4 Orinda Way, Suite 100-A, Orinda, California 94563, to serve as the Fund’s investment sub-advisers. Deepwater has responsibility for managing the Fund’s investment selection in pursuit of its investment objective and Penserra has responsibility for executing the Fund’s trading. Deepwater is an SEC registered investment adviser and has responsibility for the selection of equity securities for the Fund. Penserra is a SEC registered investment adviser and New York limited liability company that provides investment management services to investment companies and other investment advisers.

Innovator, Penserra and the Trust, on behalf of the Fund have entered into an investment sub-advisory agreement (the “Penserra Investment Sub-Advisory Agreement”). Additionally, Innovator, Deepwater and the Trust, on behalf of the Fund, have entered into an investment sub-advisory agreement (the “Deepwater Investment Sub-Advisory Agreement”). Pursuant to the Penserra Investment Sub-Advisory Agreement and Deepwater Investment Management Agreement, Deepwater and Penserra manage the investment of the Fund’s assets. As compensation for the sub-advisory services rendered under the Deepwater Investment Sub-Advisory Agreement and Penserra Investment Sub-Advisory Agreement, Innovator has agreed to pay Deepwater and Penserra an annual sub-advisory fee that is based upon the Fund’s average daily net assets. Innovator is responsible for paying the entire amount of Deepwater and Penserra’s sub-advisory fee. The Fund does not directly pay Deepwater or Penserra.

For services rendered during the fiscal years set forth below, the following table sets forth the sub-advisory fees paid by Innovator to Deepwater and Penserra for the Fund.

Sub-Advisory Fees
Fund	Sub-Advisory Fees Paid to Penserra	Sub-Advisory Fees Paid to Deepwater
Fiscal Year Ended October 31, 2023	$20,045	N/A
Fiscal Year Ended October 31, 2024	$23,765	N/A
Fiscal Year Ended October 31, 2025	$35,889	N/A

Innovator and the Trust have received an exemptive order from the SEC which exempts Innovator and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allowed the Board, subject to certain conditions, to appoint a new, unaffiliated sub-advisor and approve a new investment sub-advisory agreement on behalf of the Trust without shareholder approval.

Innovator Equity Autocallable Income Strategy ETF, Innovator Equity Premium Income – Daily PutWrite ETF and Innovator Index Autocallable Income Strategy ETF

Innovator and the Funds have retained Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, to serve as the Fund’s investment sub-adviser. Milliman was established in 1998, and also advises other investment companies, insurance companies, financial institutions, other pooled investment vehicles in addition to the Fund. The Sub-Adviser is a wholly owned subsidiary of Milliman, Inc.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Funds (the “Milliman Investment Sub-Advisory Agreement”), Milliman manages the investment of each Fund’s assets. As compensation for the sub-advisory services rendered under the Milliman Investment Sub-Advisory Agreement, Innovator has agreed to pay Milliman an annual sub-advisory fee that is based upon each Fund’s average daily net assets. Innovator is responsible for paying the entire amount of Milliman’s sub-advisory fee. The Funds do not directly pay Milliman.

For services rendered during the fiscal periods/years set forth below, the following table sets forth the sub-advisory fees paid by Innovator to Milliman for each Fund.

Sub-Advisory Fees
Fund	Fiscal Period Ended October 31, 2025
Innovator Equity Autocallable Income Strategy ETF(1)	$14
Innovator Equity Premium Income – Daily PutWrite ETF(2)	$2,925
Innovator Index Autocallable Income Strategy ETF(1)	$14

(1)    The Fund commenced operations on September 24, 2025.

(2)    The Fund commenced operations on March 13, 2025.

Innovator and the Trust have received an exemptive order from the SEC which exempts Innovator and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allowed the Board, subject to certain conditions, to appoint a new, unaffiliated sub-advisor and approve a new investment sub-advisory agreement on behalf of the Trust without shareholder approval.

Innovator Gradient Tactical Rotation Strategy ETF

Innovator and the Fund have retained Gradient Investments, LLC, 5105 Lexington Ave, Ste 250, Arden Hills, Minnesota 55126, and Penserra to serve as the Fund’s investment sub-advisers. Gradient has responsibility for managing the Fund’s investment program in pursuit of its investment objective. Penserra has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Gradient is an independent, SEC registered investment adviser. Gradient provides investment management services to institutional accounts, individuals, pension and profit-sharing plans, trusts, estates, corporations, charitable organizations, and small businesses. Penserra is an SEC registered investment adviser and New York limited liability company that provides investment management services to investment companies and other investment advisers.

In addition to the Penserra Sub-Advisory Agreement, pursuant to an investment sub-advisory agreement between Innovator, Gradient and the Trust, on behalf of the Fund (the “Gradient Investment Sub-Advisory Agreement”), Gradient and Penserra manage the investment of the Fund’s assets. As compensation for the sub-advisory services rendered under each of the Penserra Investment Sub-Advisory Agreement and Gradient Investment Sub-Advisory Agreement, Innovator has agreed to pay Gradient and Penserra an annual sub-advisory fee that is based upon the Fund’s average daily net assets. Innovator is responsible for paying the entire amount of each of Gradient’s and Penserra’s sub-advisory fee. The Fund does not directly pay Gradient or Penserra/

For services rendered during the fiscal periods/years set forth below, the following table sets forth the sub-advisory fees paid by Innovator to Penserra for the Fund.

Sub-Advisory Fees
Fund	Sub-Advisory Fees Paid to Penserra	Sub-Advisory Fees Paid to Gradient
Fiscal Period Ended October 31, 2023(1)	$123,778	$495,111
Fiscal Year Ended October 31, 2024	$88,773	$355,091
Fiscal Year Ended October 31, 2025	$57,106	$196,575

(1)    The Fund commenced operations on November 16, 2022.

Innovator and the Trust have received an exemptive order from the SEC which exempts Innovator and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allowed the Board, subject to certain conditions, to appoint a new, unaffiliated sub-advisor and approve a new investment sub-advisory agreement on behalf of the Trust without shareholder approval.

Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF, Innovator Laddered Allocation Buffer ETF™, Innovator Laddered Allocation Power Buffer ETF™, and Innovator S&P Investment Grade Preferred ETF

Innovator and each of Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF, Innovator Laddered Allocation Buffer ETF™, Innovator Laddered Allocation Power Buffer ETF™, and Innovator S&P Investment Grade Preferred ETF have retained Penserra to serve as each Fund’s investment sub-adviser pursuant to the Penserra Investment Sub-Advisory Agreement. Penserra has responsibility for managing the Fund’s investment program in pursuit of its investment objective. Penserra is a registered investment adviser and New York limited liability company that provides investment management services to investment companies and other investment advisers.

Pursuant to the Penserra Investment Sub-Advisory Agreement, Penserra manages the investment of each Fund’s assets. As compensation for the sub-advisory services rendered under the Penserra Investment Sub-Advisory Agreement, Innovator has agreed to pay Penserra an annual sub-advisory fee that is based upon each Fund’s average daily net assets. Innovator is responsible for paying the entire amount of Penserra’s sub-advisory fee. The Funds do not directly pay Penserra.

For services rendered during the fiscal years set forth below, the following table sets forth the sub-advisory fees paid by Innovator to Penserra for each Fund.

Sub-Advisory Fees
Fund	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2025
Innovator IBD® 50 ETF	$43,767	$38,470	$31,932
Innovator IBD® Breakout Opportunities ETF	$20,000	$20,000	$19,995
Innovator Laddered Allocation Buffer ETF™	$21,900	$51,688	$87,977
Innovator Laddered Allocation Power Buffer ETF™	$106,908	$190,631	$264,476
Innovator S&P Investment Grade Preferred ETF	$57,221	$50,336	$41,543

Innovator and the Trust have received an exemptive order from the SEC which exempts Innovator and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allowed the Board, subject to certain conditions, to appoint a new, unaffiliated sub-advisor and approve a new investment sub-advisory agreement on behalf of the Trust without shareholder approval.

Portfolio Managers.

Innovator Deepwater Frontier Tech ETF, Innovator Gradient Tactical Rotation Strategy ETF, Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF, Innovator Laddered Allocation Buffer ETF™, Innovator Laddered Allocation Power Buffer ETF™, and Innovator S&P Investment Grade Preferred ETF

The portfolio managers are primarily responsible for the day-to-day management of the Funds. There are currently three portfolio managers for each Fund, except Innovator Deepwater Frontier Tech ETF and Innovator Gradient Tactical Rotation Strategy ETF, as follows: Dustin Lewellyn, Ernest Tong and Christine Johanson. For Innovator Deepwater Frontier Tech ETF, there are currently five portfolio managers, as follows: Gene Munster, Doug Clinton, Dustin Lewellyn, Ernest Tong and Christine Johanson. For Innovator Gradient Tactical Rotation Strategy ETF, there are currently four portfolio managers, as follows: Michael Binger, CFA, Dustin Lewellyn, Ernest Tong and Christine Johanson. As of October 31, 2025, none of the portfolio managers beneficially owned any Shares of a Fund, except as listed below:

Fund	Clinton	Munster
Innovator Deepwater Frontier Tech ETF	$1–$10,000	$100,001–$500,000

Ownership Codes

A.    $1  –  $10,000

B.    $10,001  –  $50,000

C.    $50,001 –  $100,000

D.    Over $100,000

Innovator Equity Autocallable Income Strategy ETF, Innovator Equity Premium Income – Daily PutWrite ETF and Innovator Index Autocallable Income Strategy ETF

With respect to the Innovator Equity Autocallable Income Strategy ETF and Innovator Index Autocallable Income Strategy ETF, there are currently five portfolio managers, as follows: Robert T. Cummings, Jeff Greco, Rebekah Lipp, Maria Schiopu and Nate Dorr. With respect to the Innovator Equity Premium Income – Daily PutWrite ETF there are currently four portfolio managers, as follows: Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu. As of October 31, 2025, none of the portfolio managers beneficially owned any Shares of the Fund.

Compensation.

Innovator Deepwater Frontier Tech ETF, Innovator Gradient Tactical Rotation Strategy ETF, Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF, Innovator Laddered Allocation Buffer ETF™, Innovator Laddered Allocation Power Buffer ETF™, and Innovator S&P Investment Grade Preferred ETF

Mr. Lewellyn’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of Penserra. No compensation is directly related to the performance of the underlying assets. Mr. Tong receives from Penserra a fixed base salary and discretionary bonus, and he is also eligible to participate in a retirement plan and to receive an equity interest in Penserra. Mr. Tong’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process. Ms. Johanson receives from Penserra a fixed base salary and discretionary bonus, and is also eligible to participate in a retirement plan. Ms. Johanson’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process.

Messrs. Munster and Clinton are compensated by Deepwater through a fixed salary and discretionary bonus. Additionally, Messrs. Munster and Clinton are eligible for additional compensation based on the profitability of Deepwater by virtue of their ownership interests in Deepwater.

Mr. Binger’s compensation includes a salary and discretionary bonus based upon the performance and profitability of Gradient. Discretionary compensation would be partially based on the performance of the tactical rotation investment strategy, but are not solely tied to this investment strategy.

Innovator Equity Autocallable Income Strategy ETF, Innovator Equity Premium Income – Daily PutWrite ETF and Innovator Index Autocallable Income Strategy ETF

The portfolio managers are paid competitive salaries by Milliman. In addition, they may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, and performance reviews in relation to job responsibilities.

Conflicts of Interest.

Innovator Deepwater Frontier Tech ETF, Innovator Gradient Tactical Rotation Strategy ETF, Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF, Innovator Laddered Allocation Buffer ETF™, Innovator Laddered Allocation Power Buffer ETF™, and Innovator S&P Investment Grade Preferred ETF

The portfolio managers have day-to-day management responsibilities with respect to other investments accounts and, accordingly, may be presented with potential or actual conflicts of interest. The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Funds and/or other accounts. In approving the Investment

Management Agreements, the Penserra Investment Sub-Advisory Agreement and the Gradient Investment Sub-Advisory Agreement, the Board was satisfied that the portfolio managers would be able to devote sufficient attention to the management of the Funds and that Innovator and the Sub-Advisers seek to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for the Funds, the Sub-Adviser(s) (as applicable) determine which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for the Funds and other accounts, the Sub-Advisers may, from time to time, aggregate trades, subject to best execution. Aggregation or “bunching” describes a procedure whereby an investment adviser combines the orders of two or more advisory clients into a single order for the purpose of obtaining better prices and lower execution costs. Aggregation opportunities for an adviser’s clients generally arise when more than one client is capable of purchasing or selling a particular security based on investment objectives, available cash and other factors. The Sub-Advisers may aggregate client orders when doing so will result in a better overall price.

In addition, in circumstances where the Sub-Advisers invest in investment opportunities that are appropriate for more than one client or when an aggregated order is only partially filled, the Sub-Advisers may allocate the investment opportunity or a partially filled order on a fair and equitable basis.

Innovator Equity Autocallable Income Strategy ETF, Innovator Equity Premium Income – Daily PutWrite ETF and Innovator Index Autocallable Income Strategy ETF

The portfolio managers have day-to-day management responsibilities with respect to other investments accounts and, accordingly, may be presented with potential or actual conflicts of interest. The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Funds and/or other accounts. In approving the Investment Management Agreement and Milliman Investment Sub-Advisory Agreement, the Board was satisfied that the portfolio managers would be able to devote sufficient attention to the management of the Funds and that Innovator and Milliman seek to manage such competing interests for the time and attention of the portfolio managers.

With respect to securities transactions for the Funds, Milliman determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for the Funds and other accounts, orders are placed at the same time. Milliman uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. Milliman generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client. The Funds and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

Other Accounts.

The portfolio managers manage the investment vehicles with the number of accounts and assets, as of October 31, 2025, set forth in the table below. None of the accounts managed by the portfolio managers pay an advisory fee that is based upon the performance of the account.

	Registered Investment Companies # of Accounts ($ Assets)	Other Pooled Investment Vehicles # of Accounts ($ Assets)	Other Accounts # of Accounts ($ Assets)
Michael Binger, CFA	0 ($0)	0 ($0)	65,233 ($8.4 billion)
Doug Clinton	0 ($0)	7 ($175.3 million)	0 ($0)
Robert T. Cummings	172 ($26.2 billion)	0 ($0)	0 ($0)
Nate Dorr	0 ($0)	0 ($0)	0 ($0)
Jeff Greco	188 ($52.8 billion)	0 ($0)	0 ($0)
Christine Johanson	43 ($16.93 billion)	0 ($0)	0 ($0)
Dustin Lewellyn	43 ($16.93 billion)	0 ($0)	0 ($0)
Rebekah Lipp	166 ($26.1 billion)	0 ($0)	0 ($0)
Gene Munster	0 ($0)	7 ($175.3 million)	0 ($0)
Maria Schiopu	202 ($55.1 billion)	0 ($0)	0 ($0)
Ernesto Tong	43 ($16.93 billion)	0 ($0)	0 ($0)

Distributor

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the principal underwriter of the Shares pursuant to a distribution agreement (the “Distribution Agreement”). The Distributor continually distributes Shares on a best effort basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distribution Agreement is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in each Fund’s Prospectus and this SAI. Shares amounting to less than a Creation Unit are not distributed by the Distributor. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust, the Adviser, the Sub-Adviser, or any stock exchange.

The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its “assignment,” as that term is defined in the 1940 Act.

Codes of Ethics

In order to mitigate the possibility that a Fund will be adversely affected by personal trading, the Trust, Innovator and Milliman have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3). Foreside Financial Group, LLC, on behalf of Foreside Fund Officer Services, LLC, has adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by a Fund.

Fund Administrator

General Information.    The Administrator and Fund Accountant for the Funds is U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. The Administrator performs these services pursuant to two separate agreements, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.

Administration Agreement.    Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”) with the Funds, the Administrator provides all administrative services necessary for the Funds, other than those provided by Innovator, subject to the supervision of the Board. Employees of the Administrator generally will not be officers of the Funds for which they provide services.

The Administration Agreement is terminable by the Board or the Administrator on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter. The Administration Agreement provides that in the absence of the Administrator’s refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Custodian (as defined below); (iii) preparing, but not paying for, the periodic updating of each Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing each Fund’s tax returns, and preparing reports to each Fund’s shareholders and the SEC; (iv) calculation of yield and total return for each Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of Shares of each Fund; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of a Fund and/or its Shares under such laws; (vii) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Accounting Agreement.    The Administrator, pursuant to a Fund Accounting Servicing Agreement (the “Accounting Agreement”), also provides the Funds with accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of a Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Custodian and Adviser.

For the administrative and fund accounting services rendered to the Funds by the Administrator, the Administrator is paid an asset-based fee plus certain out-of-pocket expenses. Pursuant to the terms of the Unitary Fee Investment Management Agreement, Innovator is responsible for paying for the services provided by the Administrator. The Unitary Fee Funds do not directly pay the Administrator. The following table sets forth the fees paid by Innovator IBD® 50 ETF to the Administrator for the specified periods/years.

Fund Administration and Accounting Fees
Fiscal Year Ended	Fund Administration and Accounting Fees Paid
October 31, 2023	$71,213
October 31, 2024	$67,570
October 31, 2025	$63,260

Custodian, Transfer Agent and Dividend Agent

U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), serves as custodian for the Funds’ cash and securities. Pursuant to a Custodian Servicing Agreement with the Funds, it is responsible for maintaining the books and records of each Fund’s portfolio securities and cash. The Custodian receives a minimum annual fee of $1,000. The Custodian is also entitled to certain out-of-pocket expenses and portfolio transaction fees. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. USBFS, the Administrator, also acts as the Funds’ transfer and dividend agent.

Securities Lending Agent

The Fund may participate in securities lending arrangements whereby the Fund lends certain of its portfolio securities to brokers, dealers, and financial institutions (not with individuals) to receive additional income and increase the rate of return of its portfolio. U.S. Bank serves as the Fund’s’ securities lending agent and is responsible for (i) negotiating the fees (rebates) of securities loans within parameters approved by the Board; (ii) delivering loaned securities to the applicable borrower(s), a list of which has been approved by the Board; (iii) investing any cash collateral received for a securities loan in investments pre-approved by the Board; (iv) receiving the returned securities at the expiration of a loan’s term; (v) daily monitoring of the value of the loaned securities and the collateral received; (vi) notifying borrowers to make additions to the collateral, when required; (vii) accounting and recordkeeping services as necessary for the operation of the securities lending program, and (viii) establishing and operating a system of controls and procedures to ensure compliance with its obligations under the Fund’s securities lending program. The following table sets forth information regarding each Fund’s securities lending activities during the fiscal year ended October 31, 2025.

	Innovator Deepwater Frontier Tech ETF	Innovator Equity Premium Income – Daily PutWrite ETF	Innovator Gradient Tactical Rotation Strategy ETF	Innovator IBD® 50 ETF	Innovator IBD® Breakout Opportunities ETF	Innovator Laddered Allocation Buffer ETF™	Innovator Laddered Allocation Power Buffer ETF™	Innovator S&P Investment Grade Preferred ETF
Gross income from securities lending activities	$514,336	$2,045	$232,153	$1,157,780	$105,167	$133,784	$579,324	$207,142
Fees and/or compensation for securities lending activities and related services	—	—	—	—	—	—	—	—
Fees paid to securities lending agent from a revenue split	$(3,876)	$(22)	$(1,728)	$(108,632)	$(1,438)	$(21,073)	$(58,947)	$(23,894)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(3,413)	$(14)	$(1,536)	$(4,688)	$(690)	$(752)	$(3,459)	$(1,121)
Administrative fees not included in revenue split	—	—	—	—	—	—	—	—
Indemnification fee not included in revenue split	—	—	—	—	—	—	—	—
Rebate (paid to borrower)	$(491,430)	$(1,918)	$(221,959)	$(609,740)	$(97,268)	$(27,486)	$(280,565)	$(86,512)
Other fees not included in revenue split (specify)	—	—	—	—	—	—	—	—
Aggregate fees/compensation for securities lending activities	$(498,719)	$(1,954)	$(225,223)	$(723,060)	$(99,396)	$(49,311)	$(342,971)	$(111,527)
Net income from securities lending activities	$15,617	$91	$6,930	$434,720	$5,771	$84,473	$236,353	$95,615

Index Providers

Innovator and each Index Provider have entered into a product license agreement (the “License Agreements”) whereby each Index Provider has granted Innovator a non-exclusive and non-transferable license to use certain intellectual property of the Index Provider, in connection with the issuance, distribution, marketing and/or promotion of the Funds, subject to the terms and conditions set forth in the applicable License Agreement. Innovator has executed a sublicense agreement with each Fund that contains substantially similar terms to the License Agreement (the “Sub-License Agreement”), but Innovator remains responsible for, and obligated under the terms of the License Agreement with respect to, any actions taken by a Fund.

Innovator does not guarantee the accuracy and/or the completeness of the Indices or any data included therein, and Innovator shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. Innovator makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Index or any data included therein. Innovator makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall Innovator have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indices even if notified of the possibility of such damages.

Investor’s Business Daily®

Innovator IBD® 50 ETF and Innovator IBD® Breakout Opportunities ETF (the “IBD Funds”) are not sponsored, endorsed, sold or promoted by IBD (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the IBD Fund or any member of the public regarding the advisability of trading in the IBD Funds. Licensor’s only relationship to Innovator is the licensing of certain trademarks and trade names of Licensor and of the IBD® 50 Index and IBD® Breakout Stocks Index (the “IBD Indices”), each of which is determined, composed and calculated by Licensor without regard to Innovator or the IBD Funds. Licensor has no obligation to take the needs of Innovator or the owners of the IBD Funds into consideration in determining, composing or calculating IBD Indices. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the IBD Funds to be listed or in the determination or calculation of the equation by which the IBD Funds are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the IBD Funds.

LICENSOR DOES NOT GUARANTEE OR MAKE ANY REPRESENTATION OR WARRANTY AS TO THE ACCURACY AND/OR THE COMPLETENESS OF THE IBD INDICES OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE IBD INDICES, ANY DATA CONTAINED THEREIN AND ANY OTHER DATA OR INFORMATION SUPPLIED BY LICENSOR IS PROVIDED ON AN “AS IS” BASIS. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY INNOVATOR, OWNERS OF THE IBD FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IBD INDICES OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IBD INDICES OR ANY DATA INCLUDED THEREIN, OR ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, OR QUALITY OF THE INDEX, ANY DATA CONTAINED THEREIN OR ANY DATA OR INFORMATION SUPPLIED BY LICENSOR. LICENSOR SHALL NOT BE RESPONSIBLE FOR ANY MISDELIVERY OF ANY DATA RELATED TO OR ASSOCIATED WITH THE INDEX OR ANY DATA CONTAINED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. LICENSOR AND ITS RESPECTIVE AFFILIATES AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND SOURCES (THE “LICENSOR PARTIES”) SHALL NOT BE LIABLE TO INNOVATOR OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (A) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS,

INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE IBD INDICES OR ANY DATA CONTAINED THEREIN, OR (B) ANY DECISION MADE OR ACTION TAKEN BY INNOVATOR OR ANY THIRD PARTY IN RELIANCE UPON THE PRODUCTS, IBD INDICES OR ANY DATA CONTAINED THEREIN. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND INNOVATOR.

MerQube, Inc.

As the Index Provider, MerQube compiles, maintains and calculates the Index. The Index Provider is not affiliated with the Trust, Innovator, the Administrator or the Distributor. The Innovator Laddered Allocation Buffer ETF™ (“BUFB”) is entitled to use the Index pursuant to a sublicensing arrangement by and between the Trust, on behalf of the BUFB, and Innovator, which in turn has a license agreement with the Index Provider.

Innovator does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and Innovator shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. Innovator makes no warranty, express or implied, as to results to be obtained by BUFB, owners of the Shares of BUFB or any other person or entity from the use of the Index or any data included therein. Innovator makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Innovator have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

Neither MerQube, Inc. nor any of its affiliates (collectively, “MerQube”) is the issuer or producer of BUFB and MerQube has no duties, responsibilities, or obligations to investors in BUFB. The index underlying BUFB is a product of MerQube and has been licensed for use by Innovator (or, the “Licensee”). Such index is calculated using, among other things, market data or other information (“Input Data”) from one or more sources (each such source, a “Data Provider”). MerQube® is a registered trademark of MerQube, Inc. These trademarks have been licensed for certain purposes by Licensee in its capacity as the issuer of BUFB. BUFB is not sponsored, endorsed, sold or promoted by MerQube, any Data Provider, or any other third party, and none of such parties make any representation regarding the advisability of investing in securities generally or in BUFB particularly, nor do they have any liability for any errors, omissions, or interruptions of the Input Data, the Index, or any associated data. Neither MerQube nor the Data Providers make any representation or warranty, express or implied, to the owners of the shares of BUFB or to any member of the public, of any kind, including regarding the ability of the Index to track market performance or any asset class. The Index is determined, composed and calculated by MerQube without regard to Licensee or BUFB. MerQube and Data Providers have no obligation to take the needs of Licensee or the owners of BUFB into consideration in determining, composing or calculating the Index. Neither MerQube nor any Data Provider is responsible for and have not participated in the determination of the prices or amount of BUFB or the timing of the issuance or sale of BUFB or in the determination or calculation of the equation by which BUFB is to be converted into cash, surrendered or redeemed, as the case may be. MerQube and Data Providers have no obligation or liability in connection with the administration, marketing or trading of

BUFB. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. MerQube is not an investment advisor. Inclusion of a security within an index is not a recommendation by MerQube to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER MERQUBE NOR ANY OTHER DATA PROVIDER GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE MERQUBE U.S. LARGE CAP EQUITY BUFFER LADDERED INDEX (THE “MERQUBE INDEX”) OR ANY DATA RELATED THERETO (INCLUDING DATA INPUTS) OR ANY COMMUNICATION WITH RESPECT THERETO. NEITHER MERQUBE NOR ANY OTHER DATA PROVIDERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. MERQUBE AND ITS DATA PROVIDERS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND THEY EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF BUFB, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MERQUBE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL MERQUBE OR DATA PROVIDERS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THE FOREGOING REFERENCES TO “MERQUBE” AND/OR “DATA PROVIDER” SHALL BE CONSTRUED TO INCLUDE ANY AND ALL SERVICE PROVIDERS, CONTRACTORS, EMPLOYEES, AGENTS, AND AUTHORIZED REPRESENTATIVES OF THE REFERENCED PARTY.

FTSE Russell

As the Index Provider, FTSE Russell compiles, maintains and calculates the FTSE Laddered Power Buffer Strategy Price Return Index (the “FTSE Index”). FTSE Russell is not affiliated with the Trust, Innovator, the Administrator or the Distributor. The Innovator Laddered Allocation Power Buffer ETF™ (“BUFF”) is entitled to use the FTSE Index pursuant to a sublicensing arrangement by and between the Trust, on behalf of BUFF, and Innovator, which in turn has a license agreement with the FTSE Russell.

Innovator does not guarantee the accuracy and/or the completeness of the FTSE Index or any data included therein, and Innovator shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. Innovator makes no warranty, express or implied, as to results to be obtained by BUFF, owners of the shares of BUFF or any other person or entity from the use of the FTSE Index or any data included therein. Innovator makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE Index or any data included therein. Without limiting any of the foregoing, in no event shall Innovator have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the FTSE Index even if notified of the possibility of such damages.

The FTSE Index is a product of the Index Provider. Innovator has entered into a license agreement with FTSE Russell pursuant to which Innovator pays a fee to use the FTSE Index and the marketing names and licensed trademarks of FTSE Russell (the “FTSE Trademarks”). Innovator is sub-licensing rights to the FTSE Index to BUFF. FTSE Russell has no obligation to take the needs of Innovator or the owners of BUFF into consideration in determining, composing or calculating the FTSE Index. FTSE shall not be liable (whether in negligence or otherwise) to any person for any error in the FTSE Index and shall not be under any obligation to advise any person of any error therein. Neither the publication of the FTSE Index by FTSE nor the granting of a license of rights relating to the FTSE Index or to the FTSE Trademarks for the utilization in connection with BUFF represents a recommendation by FTSE for a capital investment or contains in any manner a warranty or opinion by FTSE with respect to the attractiveness of an investment in BUFF. BUFF is not sponsored, endorsed, or sold by FTSE. FTSE makes no representation or warranty, express or implied, to the owners of BUFF or any member of the public regarding the advisability of trading in BUFF. FTSE is not responsible for and have not participated in the determination of the timing of, prices at, or quantities of BUFF to be sold or in the determination or calculation of the equation by which BUFF is to be converted into cash. Notwithstanding the foregoing, FTSE may independently issue and/or sponsor financial products unrelated to BUFF currently being issued by Innovator, but which may be similar to and competitive with BUFF. In addition, FTSE may trade financial products which are linked to the performance of the FTSE Index. It is possible that this trading activity will affect the value of the FTSE Index and BUFF.

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY FTSE RUSSELL OR ANY OF ITS SUBSIDIARIES OR AFFILIATES (“FTSE RUSSELL”). FTSE RUSSELL MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE PRODUCT(S) OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE PRODUCT(S) PARTICULARLY OR THE ABILITY OF THE FTSE LADDERED POWER BUFFER STRATEGY PRICE RETURN INDEX (“FTSE INDEX”) TO TRACK GENERAL MARKET PERFORMANCE. FTSE RUSSELLS ONLY RELATIONSHIP TO THE PRODUCTS(S) IS THE LICENSING OF THE FTSE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY FTSE RUSSELL OR ITS LICENSORS WITHOUT REGARD TO THE LICENSEE OR THE PRODUCT(S). FTSE RUSSELL HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF THE PRODUCT(S) INTO CONSIDERATION IN CONNECTION WITH THE FOREGOING. FTSE RUSSELL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE PRODUCT(S) TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE PRODUCT(S) IS TO BE CONVERTED INTO CASH. FTSE RUSSELL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT(S).

FTSE RUSSELL DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE FTSE INDEX OR ANY DATA INCLUDED THEREIN. FTSE RUSSELL MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE FTSE INDEX OR ANY DATA INCLUDED THEREIN.

FTSE RUSSELL MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE FTSE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FTSE RUSSELL HAVE ANY LIABILITY FOR ANY LOSS OF PROFITS, SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P Opco, LLC

Innovator and S&P Opco, LLC have entered into a product license agreement (the “EPRF License Agreement”) whereby the S&P Opco, LLC (the “S&P Index Provider”) has granted Innovator a non-exclusive and nontransferable license to use certain intellectual property of the S&P Index Provider, in connection with the issuance, distribution, marketing and/or promotion of Innovator S&P Investment Grade Preferred ETF (“EPRF”), subject to the terms and conditions set forth in the EPRF License Agreement. Innovator has executed a sublicense agreement with EPRF that contains substantially similar terms to the EPRF License Agreement (the “EPRF Sub-License Agreement”), but Innovator remains responsible for, and obligated under the terms of the EPRF License Agreement with respect to, any actions taken by EPRF.

Innovator does not guarantee the accuracy and/or the completeness of the S&P U.S. High Quality Preferred Stock Index (the “EPRF Index”) or any data included therein, and Innovator shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. Innovator makes no warranty, express or implied, as to results to be obtained by EPRF, owners of the Shares of EPRF or any other person or entity from the use of the EPRF Index or any data included therein. Innovator makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the EPRF Index or any data included therein. Without limiting any of the foregoing, in no event shall Innovator have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the EPRF Index even if notified of the possibility of such damages.

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Innovator. The EPRF Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Innovator. Innovator’s products are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their respective affiliates or third-party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Innovator’s products or any member of the public regarding the advisability of investing in securities generally or in Innovator’s products particularly or the ability of the EPRF Index to track general market performance. S&P Dow Jones Indices’ only relationship to Innovator with respect to the EPRF Index is the licensing of the EPRF Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The EPRF Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Innovator or Innovator’s products. S&P Dow Jones Indices have no obligation to take the needs of Innovator or the owners of Innovator’s products into consideration in determining, composing or calculating the EPRF Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Innovator’s products or the timing of the issuance or sale of Innovator’s products or in the determination or calculation of the equation by which Innovator’s products is to be converted into cash. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Innovator’s products. There is no assurance that investment products based on the EPRF Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisers. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE EPRF INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE ADVISER’S PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Legal Counsel

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606 serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been selected as the independent registered public accounting firm for the Trust. As such, they are responsible for auditing the Trust’s annual financial statements.

Additional Payments to Financial Intermediaries

Innovator from time to time makes payments, out of its own resources, to certain financial intermediaries that sell shares of Innovator ETFs (“Innovator Funds”) to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that Innovator is willing to provide to a particular intermediary may be affected by, among other factors: (i) the firm’s total assets or Fund shares held in and recent net investments into Innovator Funds; (ii) the value of the assets invested in the Innovator Funds by the intermediary’s customers; (iii) its ability to attract and retain assets; (iv) the intermediary’s reputation in the industry; (v ) the level and/or type of marketing assistance and educational activities provided by the intermediary; (vi) the firm’s level of participation in Innovator Funds’ sales and marketing programs; (vii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders; and (viii) the asset class of the Innovator Funds for which these payments are provided. Such payments are generally asset-based but may also include the payment of a lump sum. Innovator makes payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support, services and access for technology platforms, and/or program servicing.

The amounts of payments referenced above made by Innovator could be significant by comparison and could create an incentive for an intermediary or its representatives to recommend or offer shares of the Innovator Funds to its customers. The intermediary may elevate the prominence or profile of the Innovator Funds within the intermediary’s organization by, for example, placing the Innovator Funds on a list of preferred or recommended funds and/or granting Innovator preferential or enhanced opportunities to promote the Innovator Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from Innovator and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Payments to intermediaries, in certain circumstances, may also be made in connection with the distribution of model portfolios developed by Innovator, such as the inclusion of such model portfolios on an intermediary’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be variable or fixed fee payments for platform support, or other payments in the form of a variable or fixed fee or a per position fee, or may relate to the amount of assets an intermediary’s clients have invested in Innovator Funds in such models developed by Innovator, the management fee, the total expense ratio, or sales of the Innovator

Funds in such models developed by Innovator. Some intermediaries also provide related data regarding transactions in specific model portfolios, Innovator Funds and investment strategies to Innovator in exchange for a fee.

Innovator and/or its affiliates may enter into arrangements with third parties, such as a software provider, whereby Innovator may license certain technology or other services from such entity in exchange for licensing or other fees which may be, in whole or in part, dependent on the value of Innovator ETFs held through such software or other service. Such third party may also offer price concessions to broker dealers, investment advisers or other financial intermediaries that license technology or other services that may be dependent, in whole or in part, on the value of Innovator ETFs held through such software or other service.

Trading and Brokerage

An investment adviser has a fiduciary duty to engage in brokerage practices that are in the best interests of its clients and to place the interests of its clients above all other interests in the broker selection process. Innovator is responsible for the management of the Funds and has delegated trade execution responsibilities to Penserra, Gradient or Milliman, as applicable.

Accordingly, Penserra, Gradient or Milliman, as applicable, has an obligation to seek to obtain the “best execution” for a Fund’s transactions. “Best execution” is defined as the most favorable execution possible, considering such factors as the broker’s services, research provided, commissions charged, volume discounts offered, execution capability, reliability and responsiveness of the broker-dealer. A Sub-Adviser may test the execution quality of the broker-dealer to which such Sub-Adviser submitted the trade. This may include comparing a sample of executed equity trades and the prices that were in the market at the time of the trade (e.g., by comparing it to a third-party pricing source).

The portfolio managers are responsible for ensuring that trades are executed promptly and fairly. Selection of broker-dealers to execute transactions will be based on the reputation and financial strength of the firm; the ability of the firm to handle block orders; the ability of the firm to give the best price in the market; the ability of the firm to give prompt execution; the accuracy of reports and confirmations provided by the firm; and the type of quality of research that the firm can provide, if the designated supervisor deems that such research information is beneficial to the development of the advice given to a Fund.

In selecting a broker for each specific transaction, Penserra, Gradient or Milliman, as applicable, uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain “best execution.” The full range and quality of brokerage services available will be considered in making these determinations. Such services may consist of the following: (i) trading capabilities, including execution speed and ability to provide liquidity; (ii) commissions and/or fees both in aggregate and on a per share basis; (iii) capital strength and stability; (iv) settlement processing; (v) use of technology and other special services; (vi) responsiveness, reliability, and integrity; and, if applicable, (vii) the nature and value of research provided.

Penserra, Gradient or Milliman, as applicable, will consider total transaction costs when selecting brokers for trade execution. Total transaction costs include: (i) market impact cost; (ii) lost opportunity to trade cost; (iii) time-to-market cost; (iv) commissions on agency trades or the spreads on principle trades; and (v) bid-ask spread.

As a matter of policy, each Sub-Adviser has indicated to the Board that it does not intend to maintain any soft dollar arrangements. Should Penserra determine in the future that a soft dollar arrangement would be beneficial and desirable for a Fund, Penserra has represented that any soft dollar arrangements are fully disclosed to the Fund and will undertake such arrangements in accordance with the procedures set forth in its compliance manual.

The following table sets forth the brokerage commissions paid by each Fund during the fiscal periods/years set forth below.

Fund	Fiscal Period/Year Ended October 31, 2023	Fiscal Year Ended October 31, 2024	Fiscal Period/Year Ended October 31, 2025
Innovator Deepwater Frontier Tech ETF	$45,898	$43,373	$46,314
Innovator Equity Autocallable Income Strategy ETF(1)	N/A	N/A	$0
Innovator Equity Premium Income – Daily PutWrite ETF(2)	N/A	N/A	$5,937
Innovator Gradient Tactical Rotation Strategy ETF(3)	$298,870	$661,563	$218,021
Innovator IBD® 50 ETF	$458,380	$346,725	$361,070
Innovator IBD® Breakout Opportunities ETF	$95,088	$66,401	$72,259
Innovator Index Autocallable Income Strategy ETF(1)	N/A	N/A	$0
Innovator Laddered Allocation Buffer ETF™	$254	$1,457	$843
Innovator Laddered Allocation Power Buffer ETF™	$1,640	$2,768	$2,582
Innovator S&P Investment Grade Preferred ETF	$30,999	$29,226	$18,646

(1)    The Fund commenced operations on September 24, 2025.

(2)    The Fund commenced operations on March 13, 2025.

(3)    The Fund commenced operations on November 16, 2022.

For the fiscal periods/years ended October 31, 2023, October 31, 2024 and October 31, 2025, the Funds did not pay any brokerage commissions to an affiliate of the Funds, the Adviser, or the Distributor.

Certain of the Funds may at times invest in securities of its regular broker-dealers or the parent of its regular broker dealers. As of October 31, 2025, none of the Funds acquired securities of its regular broker-dealers or a parent of its regular broker-dealers.

None of the Funds, the Adviser nor the Sub-Advisers has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund, Adviser nor Sub-Advisers. While the Adviser and Sub-Advisers do not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser and Sub-Advisers may receive research services from such broker-dealers.

Capital Structure

Each Fund has been established as a separate series of the Trust. The Trust has authorized and allocated to each series an unlimited number of Shares of beneficial interest with no par value. The Trustees may, at any time, and from time to time, by resolution, authorize the establishment and division of additional shares of the Trust into an unlimited number of series and the division of any series (including the Funds) into two or more classes. When issued in accordance with the Trust’s registration statement, governing instruments and applicable law (all as may be amended from time to time), all of the Trust’s shares are fully paid and non-assessable. Shares do not have preemptive rights.

All Shares of a Fund represent an undivided proportionate interest in the assets of the Fund. Shareholders of the Trust are entitled to one vote for each full Share and to a proportionate fractional vote for each fractional Share standing in the shareholder’s name on the books of the Trust. However, matters affecting only one particular fund or class can be voted on only by shareholders in such fund or class. The shares of the Trust are not entitled to cumulative voting, meaning that holders of more than 50% of the Trust’s shares may elect the entire Board. All shareholders are entitled to receive dividend and/or capital gains when and as declared by the Trustees from time to time and as discussed in the Prospectus.

Book Entry Only System

The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares

Shares of each Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee and deposited with, or on behalf of, DTC. DTC, a limited-purpose trust company, was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and National Securities Clearing Corporation (“NSCC”) was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but the New York Stock Exchange (“NYSE”) and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to an agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of Shares of each Fund of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of any Fund at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General.    ETFs, such as the Funds, do not sell or redeem individual shares, but rather generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism. Financial entities known as “Authorized Participants” (as defined below) have contractual arrangements with an ETF or one of the ETF’s service providers purchase and redeem an ETF’s shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on every business day, an ETF publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An authorized participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF a “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the authorized participant may continue to hold an ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of an ETF’s shares for a basket of securities and other assets. The combination of the creation and redemption process with secondary market trading in Fund shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the ETF’s shares at or close to the NAV per share of such ETF.

Authorized Participants.    An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Funds or one of the Funds’ service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

Business Day.    A “Business Day” is generally any day on which the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The “Transmittal Date” is any Business Day on which an order to purchase or redeem Creation Units is received in proper form.

Basket Composition and Custom Baskets.    Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking. Each Fund currently intends to effect creations and redemptions only to and from broker-dealers and large institutional investors that have entered into participation agreements, as described further below. The Funds may effect creations and redemptions for in-kind securities or for cash, rather than in-kind securities. Creation Units are sold at their NAV plus a transaction fee.

Each Fund may utilize a “pro-rata basket” or a “custom basket” in reliance on Rule 6c-11. A pro-rata basket is a basket that is a pro rata representation of the ETF’s portfolio holdings. When utilizing a pro-rata basket, minor deviations may occur when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day. Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the ETF’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Adviser’s Rule 6c-11 Committee defines any deviation from a pro-rata basket to be a “custom basket.”

An ETF and its shareholders may benefit from the flexibility afforded by custom baskets under a variety of circumstances. Generally, the usage of custom baskets may reduce costs, improve trading and increase efficiency. ETFs may be able to avoid transaction costs and adverse tax consequences when utilizing custom baskets because it provides a way for the ETF to add, remove, and re-weight portfolio securities without transacting in the market. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its shareholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment advisor who are required to review each custom basket for compliance with those parameters.

Historically, the use of baskets that do not correspond pro-rata to an ETF’s portfolio holdings created concern that the Authorized Participant could take advantage of its relationship with an ETF and pressure an ETF to construct a basket that favors the Authorized Participant to the detriment of such ETF’s shareholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. In accordance with Rule 6c-11, the Adviser has adopted policies and procedures designed to mitigate concerns that an Authorized Participant could unduly influence a Fund to construct a basket that favors an Authorized Participant to the detriment of such Fund’s shareholders, but there is no guarantee that these policies and procedures will be effective.

Basket Dissemination.    Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro-rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro-rata baskets are calculated by the fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders.    All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, for all Funds except Innovator Deepwater Frontier Tech ETF, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of a redemption order, such order must also be accompanied or followed by the requisite number of shares of a Fund specified in such order, which delivery must be made through DTC to the transfer agent. All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

At its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units earlier in the day. A Fund, or the Distributor on behalf of such Fund, will provide Authorized Participants with prior notice of any such deadline. Purchase or redemption orders of Creation Units received by the transfer agent after the applicable deadline will not be accepted by a Fund.

The delivery of Creation Units properly created will occur no later than the first Business Day following the day on which the purchase order is deemed received (“T+1”). The requisite Cash Redemption Amount (as defined below) for an order properly submitted to redeem Creation Units will ordinarily be transferred no later than T+1. That notwithstanding, each Fund reserves the right to settle Creation Unit transactions on a different basis other than T+1, if necessary or appropriate under the circumstances and compliant with applicable law. These circumstances may include, among others, accommodating non-U.S. market holiday schedules and accounting for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security).

When partial or full chase purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof.

Purchase and Issuance of Creation Units.    The consideration for the purchase of a Creation Unit of shares of a Fund may consist of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Instruments”) and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of such Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the “Deposit Amount” (an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments). The Cash Component is an amount equal to the difference between the NAV of a Fund’s shares (per Creation Unit) and the Deposit Amount. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component.

The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the clearing process or that the Authorized Participant is not able to trade due to a trading restriction. The Funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including those in which the delivery of the Deposit Security by the Authorized Participant would be restricted under applicable securities or other local laws or in certain other situations. The Fund also reserve the right to permit or require the substitution of Deposit Securities in lieu of cash.

A Creation Unit will generally not be issued until the transfer of good title to the applicable Fund of the Deposit Instruments and the payment of the Cash Component, the “Creation Transaction Fee” (as defined below) and any other required cash amounts have been completed. To the extent contemplated by an Authorized Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105%, which percentage the Adviser may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Funds’ then-effective procedures. The Trust may use such cash deposit at any time to buy Deposit Securities for the Funds. The only collateral that is acceptable to the Funds is cash in U.S. dollars. Such cash collateral must be delivered no later than the time specified by a Fund or its Custodian on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds’ current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the cash collateral including, without limitation, liability for related brokerage, borrowings and other charges. In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund’s determination shall be final and binding.

Redemption of Fund Shares in Creation Units.    Beneficial Owners of shares of the Funds may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through a Fund. Shares of a Fund may be redeemed by an Authorized Participant only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. For Innovator Deepwater Frontier Tech ETF, shares will be redeemed only in Creation Units at the NAV next determined on the Transmittal Date.

The Funds will not redeem shares in amounts less than Creation Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of a Fund’s shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Funds. To the extent contemplated by a Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Funds’ transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 105%, which Innovator may change from time to time, of the value of the missing shares.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). In such case involving Innovator Deepwater Frontier Tech ETF, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of the Fund next determined on the Transmittal Date after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to 10:00 a.m., Eastern time on the Exchange Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing Shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105%, which percentage the Adviser may change at any time, in its sole discretion, of the value of the missing Shares. Such cash collateral must be delivered no later than the time specified by a Fund or its Custodian on the day after the date of submission of such redemption request and shall be marked-to-market daily. Any fees of in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire Shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such Shares, plus the value of the Cash Amount, and the value of the cash collateral together with liability for related brokerage and other charges.

Delivery of Redemption Proceeds.    Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within one Business Day. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than one Business Day after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

The redemption proceeds for a Creation Unit generally consist of the Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Funds’ shares (per Creation Unit) being redeemed, as next determined after a receipt of a request in proper form, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as described below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the applicable Fund’s shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

For Innovator Deepwater Frontier Tech ETF, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the NAV of the Shares being redeemed, as next determined on the Transmittal date after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (further discussed below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for Fund Securities, but each Fund reserves the right to utilize a cash option for redemption of Creation Units. Each Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV.

Creation Transaction Fees.    Each Fund imposes fees in connection with the purchase of Creation Units. Each Fund, or the Distributor on behalf of the Fund, will provide Authorized Participants with prior notice of such Fees. Each Fund may adjust the fee from time to time based upon actual experience. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket. Shares of a Fund may be issued in advance of receipt of all Deposit Instruments subject to various conditions including a requirement to maintain on deposit with such Fund cash at least equal to a percentage specified by the applicable Fund multiplied by the market value of the missing Deposit Instruments.

Redemption Transaction Fees.    Each Fund imposes fees in connection with the redemption of Creation Units. Each Fund, or the Distributor on behalf of the Fund, will provide the Authorized Participants with prior notice of any such fees. Each Fund may adjust the fee from time to time based upon actual experience. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

Suspension of Creations.    The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF cannot set transaction fees so high as to effectively suspend the issuance of Creation Units. Each Fund reserves the right to reject a creation order transmitted to it, for any legally permissible reason, if: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the required consideration is not delivered; (iv)  the acceptance of the Fund Deposit would, in the opinion of a Fund, be unlawful; or (v) there exist circumstances outside the control of a Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting a Fund, Innovator, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The transfer agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, a Fund, the transfer agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions.    An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units.    Pursuant to Rule 6c-11, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion or liquidation. Under these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Determining Offering Price and Net Asset Value

The NAV of a Fund will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. E.T.) on the days specified in the Fund’s prospectus or as otherwise determined by resolution adopted by the Board (each, a “valuation day”). If the NYSE closes early on a valuation day, a Fund shall determine its NAV as of that time. Portfolio securities generally shall be valued utilizing prices provided by independent pricing services. The Board has authorized the Fund and USBFS, the Fund’s accounting agent (the “Fund Accounting Agent”), to use prices provided by certain pricing service vendors (each, a “Pricing Service”). The securities held by each Fund are valued in accordance with the policies and procedures established by Innovator as the “Valuation Designee” of each Fund pursuant to Rule 2a-5 under the 1940 Act and approved by, and subject to the oversight of, the Board (the “Valuation Procedures”). If market quotations are not readily available or are not reliable, the securities or other assets of the Fund will be valued at their fair value as determined in good faith by the Valuation Designee in accordance with the Valuation Procedures.

Equity and Other Non-Fixed Income Securities and Other Assets

The following securities and other assets, for which accurate and reliable market quotations are readily available, will be valued by the Fund Accounting Agent as described:

A.        Common stocks, preferred stocks and other equity securities listed on any national exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities.

B.        Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

C.        Foreign equities generally are valued on the basis of quotations from the primary markets in which they are traded and are translated from the local currencies into U.S. dollars using current exchange rates provided by the Independent Approved Pricing Service. Foreign equities traded on more than one securities exchange are valued at the last sale price on the day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

D.        Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at their fair value as determined by the Valuation Designee in accordance with the Valuation Procedures.

E.        Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a Pricing Service or by certain independent dealers in such contracts.

F.         Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities in accordance with the methods outlined in subsection A above.

G.        FLEX Options listed on an exchange (e.g., Cboe) will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trade price, this same-day market trade price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX Option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day a particular FLEX Option is both represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than using the model price otherwise available for the in-kind transaction.

The Fund Accounting Agent will obtain all market quotations used in valuing securities in accordance with subsection A and G above from a Pricing Service. If no quotation can be obtained from a Pricing Service, then the Fund Accounting Agent will contact Innovator. Innovator is responsible for establishing valuation of portfolio securities and other instruments held by a Fund in accordance with the Valuation Procedures. Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied, Innovator must determine if a “fair value” of such portfolio security must be provided by Innovator pursuant to the Valuation Procedures.

Fixed Income Securities, Swaps and Other Instruments

Subject to the special pricing situations set forth below, the following securities will be valued by the Fund Accounting Agent as follows:

A.        Fixed income securities, swaps, currency-, credit- and commodity-linked notes, and other similar instruments will be valued using a Pricing Service.

B.        Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided Innovator has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

a.         the credit conditions in the relevant market and changes thereto;

b.         the liquidity conditions in the relevant market and changes thereto;

c.         the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

d.        issuer-specific conditions (such as significant credit deterioration); and

e.         any other market-based data Innovator considers relevant. In this regard, Innovator may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

C.        Repurchase agreements will be valued as follows: Overnight repurchase agreements will be valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be valued by Innovator at the average of the bid quotations obtained daily from at least two recognized dealers.

The Fund Accounting Agent will obtain all pricing data for use in valuing securities in accordance with subsections A through C, as applicable, above from a Pricing Service or, if no price is available from a Pricing Service, then the Fund Accounting Agent will contact Innovator, which will attempt to obtain one or more broker quotes from the selling dealer or financial institution for the security daily and will value the security accordingly. If Innovator has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, Innovator must determine if a “fair value” of such portfolio security must be provided by Innovator pursuant to the Valuation Procedures. From time to time, Innovator will request that the Fund Accounting Agent submit price challenges to a Pricing Service, usually in response to any updated broker prices received.

Special Pricing Situations

If no quotation is available from either a Pricing Service or one or more brokers or if Innovator, as Valuation Designee, has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by a Fund for which reliable market quotations are not readily available will be determined by Innovator in accordance with the Valuation Procedures in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of a fixed-income security will be based on the consideration of all available information, including, but not limited to, the following: (a) the fundamental business data relating to the issuer, or economic data relating to the country of issue; (b) an evaluation of the forces which influence the market in which these securities are purchased and sold; (c) the type, size and cost of the security; (d) the financial statements of the issuer, or the financial condition of the country of issue; (e) the credit quality and cash flow of the issuer, or country of issue, based on the portfolio manager’s or external analysis; (f) the information as to any transactions in or offers for the security; (g) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; (h) the coupon payments, yield data/cash flow data; (i) the quality, value and salability of collateral, if any, securing the security; (j) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only); (k) the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only); (l) the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and (m) other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

If the equity security in question is a foreign security, the following additional information may be considered: (j) the country’s or geographic region’s political and economic environment; (k) the value of similar foreign securities traded on other foreign markets; (l) ADR and GDR trading of similar securities; (m) closed-end fund trading of similar securities; (n) foreign currency exchange activity; (o) the trading prices of financial products that are tied to baskets of foreign securities; (p) factors relating to the event that precipitated the pricing problem; (q) whether the event is likely to recur; and (r) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Restricted securities (with the exception of Rule 144A Securities for which market quotations are available) will normally be valued at fair value as determined by Innovator in accordance with the Valuation Procedures. The portfolio manager(s) will notify Innovator of the existence of a restricted security in a Fund’s portfolio and will present to Innovator a recommendation as to the initial and continuing valuation of such security. Innovator will then determine the fair value of such restricted security.

Foreign Market Closures

If events materially affecting the value of foreign securities occur on a day on which a foreign market is closed, but the U.S. markets are open, such securities may be fair valued.

Distributions and Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of a Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to continue to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions. Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as each Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by a Fund from REITs are qualifying dividends eligible for this lower rate only in certain circumstances. Each Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. A Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend. Some portion of the ordinary income distributions that are attributable to dividends received by a Fund from shares in certain REITs may be designated by such Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by a Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a tax basis in each such Share equal to the value of a Share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

Sale or Exchange of Fund Shares. Upon the sale or other disposition of Shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. An election may be available to shareholders to defer recognition of capital gain if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

Taxes on Purchase and Redemption of Creation Units. If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund’s Investments. Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options. The Funds’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Foreign Corporations. If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, a Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding. A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders. U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.   This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. shareholders, provided that the Fund makes certain elections and certain other conditions are met. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Income Effectively Connected.    If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Capital Loss Carry-Forward. Net capital losses of a Fund may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. A Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership. As of October 31, 2025, for federal income tax purposes, each Fund had capital loss carryforwards available to offset future capital gains for an unlimited period as indicated in the table below.

Fund	Indefinite Short-Term	Indefinite Long-Term
Innovator Deepwater Frontier Tech ETF	$13,822,723	$10,008,554
Innovator Equity Autocallable Income Strategy ETF	$0	$0
Innovator Equity Premium Income — Daily PutWrite ETF	$103,367	$3,610
Innovator Gradient Tactical Rotation Strategy ETF	$37,218,723	$0
Innovator IBD® 50 ETF	$301,961,303	$0
Innovator IBD® Breakout Opportunities ETF	$10,393,738	$0
Innovator Index Autocallable Income Strategy ETF	$0	$0
Innovator Laddered Allocation Buffer ETF™	$0	$0
Innovator Laddered Allocation Power Buffer ETF™	$38,583,134	$0
Innovator S&P Investment Grade Preferred ETF	$8,893,904	$27,279,275

Other Taxation. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Performance Information

To obtain a Fund’s most current performance information, please call (800) 208-5212 or visit the Funds’ website at www.innovatoretfs.com. From time to time, a Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent a Fund’s past performance and should not be considered as representative of future results. Each Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

Financial Statements

The audited financial statements for each Fund’s most recent fiscal year appear in the Funds’ Form N-CSR dated October 31, 2025. The financial statements from the Form N-CSR and notes thereto are incorporated herein by reference. The Form N-CSR is available without charge by calling (800) 208-5212 or by visiting the SEC’s website at http://www.sec.gov.

Control Persons and Principal Holders of Shares

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. The table set forth below shows the percentage ownership of each person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) who, as of January 30, 2026, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the Shares of a Fund.

Innovator Deepwater Frontier Tech ETF
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	44.46%
RBC Capital Markets, LLC 60 South 60th Street Minneapolis, Minnesota 55402-4400	15.07%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	10.82%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121-1968	7.58%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	5.35%
Innovator Equity Autocallable Income Strategy ETF
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	78.87%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	14.83%
Innovator Equity Premium Income — Daily PutWrite ETF
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	65.00%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	15.57%
Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, New Jersey 07302	10.75%

Innovator Gradient Tactical Rotation Strategy ETF
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	90.09%
BOFA Securities, Inc. 4804 Deer Lake Dr. E Jacksonville, Florida 32246	5.54%
Innovator IBD® 50 ETF
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	34.67%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	23.46%
Innovator IBD® Breakout Opportunities ETF
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	60.73%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	9.95%
BOFA Securities, Inc. 4804 Deer Lake Dr. E Jacksonville, Florida 32246	9.64%
Innovator Index Autocallable Income Strategy ETF
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	63.60%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	21.36%
Axos Clearing LLC P.O Box 6503 Englewood, CO 80155	9.85%
Innovator Laddered Allocation Buffer ETF™
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	39.68%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	34.57%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121-1968	8.23%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	7.27%

Innovator Laddered Allocation Power Buffer ETF™
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	32.76%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	28.03%
LPL Financial 9785 Towne Centre Drive San Diego, California 92121-1968	12.07%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	9.66%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716-1100	8.67%
Innovator S&P Investment Grade Preferred ETF
Shareholders Name and Address	Percentage
Charles Schwab & Co Inc. 211 Main Street San Francisco, California 94105-1905	33.03%
RBC Dominion Securities Inc./CDS 1 N. Lexington Avenue White Plains, New York 10601-1722	16.76%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	12.90%
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, New Jersey 07086	8.11%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716-1100	5.87%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	5.07%

Exhibit A – Proxy Voting Guidelines

Egan-Jones Proxy Services Standard Proxy Voting Principles and Guidelines

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given Company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

• the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

• revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules

• corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

• Directors should be accountable to shareholders, and management should be accountable to directors.

• Information on the Company supplied to shareholders should be transparent.

• Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.    Director independence

It is our view that:

• A two-thirds majority of the board should be comprised of independent directors.

• Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

• When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

• Committees of the board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

• No director should serve as a consultant or service provider to the Company.

• Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

• should not have been employed by the Company or an affiliate within the previous five years.

• should not be an immediate family member of an individual who is, or at any time during the past five years was, employed by the Company as an executive officer.

• should not be the founder of the Company.

• should not be a director of the Company serving in an ex officio capacity.

• should not be a member of the Company’s Board of Directors for 10 years or more, however, a director who is a diverse nominee may be exempted from this rule on the case-by-case basis. Furthermore, a nominee whose tenure on the Board hasn’t reached 10 years by the date of the meeting or up to 90 days after and provided the Company discloses exact appointment date, will be exempted from this rule.

• should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years.

• should not be employed by a public company at which an executive officer of the Company serves as a director, and thereby be part of an interlocking relationship.

• should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such person’s home) of any director described above.

• a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

• a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the recipient company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.

Alternate members of key committees will be subject to the same independence criteria as regular members.

B.    Board operating procedures

• The board should adopt a written statement of its governance principles, and regularly re-evaluate them.

• Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

• The independent directors should be provided access to professional advisers of their own choice, independent of management.

• The board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

• Directors should have access to senior management through a designated liaison person.

• The board should periodically review its own size, and determine a set number of directors between 5 and 15, instead of a range.

C.    Requirements for individual directors We recommend that:

• The board should provide guidelines for directors serving on several Boards addressing competing commitments.

• The board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the board and of committees of the board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D.    Shareholder rights

• A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.

• “Greenmail” should be prohibited.

• Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan

• Directors should be elected annually.

• The board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

• Shareholders should have effective access to the director nomination process

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board Of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the Company, etc..

WITHHOLD votes from nominees who:

• are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.

• are inside directors and sit on the Audit, Compensation, or Nominating committees.

• are inside directors and the Company does not have Audit, Compensation, or Nominating committees.

• are identified as not independent by the Company and sit on the Audit, Compensation, or Nominating committees.

• attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

• ignore a shareholder proposal that is approved by a majority of the shares outstanding.

• ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

• fail to act on takeover offers where the majority of the shareholders have tendered their shares.

• implement or renew a “dead-hand” or modified “dead-hand” poison pill.

• sit on more than five other public boards.

• serve as both Chairmen of the Board and CEOs and the Company receives a poor Board Score.

• serve as CEOs and hold more than one outside public directorship^.

• serve as Chairmen of the Board and hold more than one outside public directorship^.

• sit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST.

• sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.

^ CEO/CHAIRMAN over-boarding exemption

If CEO or Chairman of the Company holds more than one other public company directorship, but one of these companies is a SPAC, he/she will be exempted from the Egan-Jones over-boarding rule.

Underperforming Board Policy

WITHHOLD votes from Compensation Committee members in cases when the Company obtains a questionable result on the Egan-Jones Compensation Score.*

*Recommendation is based on available data and subject to the analysts’ discretion to override in cases when a nominee has served as a member of the Compensation Committee for less than 6 months.

WITHHOLD votes from Compensation Committee members in cases when the Company’s Compensation Plans (Cash Bonus Plan or Stock Option Plan) receive an AGAINST recommendation from Egan-Jones.

WITHHOLD votes from Chairman of the Board in cases when the Company obtains the lowest score of Needs Attention on the Cyber Security Risk Score.**

**Recommendation is based on available data and subject to the analysts’ discretion to override in cases when the Chairman has served in this capacity for less than 6 months.

WITHHOLD votes from Compensation Committee members due to insufficient disclosure on executive compensation.***

***Including cases when the Company has no employees or none of the executive officers are compensated by the Company and no management fees have been provided.

WITHHOLD votes from Chairman of the Nominating Committee when there are no women, ethnically or racially diverse directors on the Board.

WITHHOLD from the Board Chair if the company or its board adopted a classified board structure or supermajority vote requirements to amend the bylaws or charter.

Board Accountability

Case-by-case basis for the following:

• Evidence or belief of failure of the board to properly account and prepare for risk (i.e. carbon or cyber issues)

• A low board score, coupled with poor performance

• Legal or ethical problems in the Company or its management

In cases in which the Company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the Company’s compensation committee, the Company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer where the Company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.

FOR shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes.

Separating Chairman and CEO

FOR shareholder proposals requiring that positions of Chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of the Company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Egan-Jones strongly encourages diversity and Board turnover without embracing the controversial and problematic approach of term limits or a retirement age. As long as a director nominee, whose tenure exceeds 10 years, is not a member of a key committee we will not recommend a vote to withhold from the nominee.

Retirement Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

FOR management proposals requesting the approval to remove the mandatory retirement age for directors and trustees.

AGAINST management and shareholder proposals that request placing age limit for a person to be elected or appointed as a director.

Director and Officer Indemnification and Liability

Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR proposals authorizing exculpation of officers only in connection with direct claims brought by stockholders, including class actions, but without eliminating monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

FOR management proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the Company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

AGAINST shareholder proposals regarding disclosure of charitable contributions.

Political Contributions

AGAINST shareholder proposals regarding disclosure of political contributions. FOR management proposals regarding approval of political contributions.

Lobbying Expenditures

AGAINST shareholder proposals for disclosure of lobbying expenditures.

AGAINST shareholder proposals requesting a report of climate lobbying.

AGAINST shareholder proposal requesting a third party review and report on lobbying activities alignment with position on universal health coverage.

Proxy Contests and Other Contested Elections

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target Company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

FOR plurality voting standard in contested elections.

Universal Proxy Card in a Contested Election

FOR proposals requesting that the Company require the use of a universal proxy card in contested elections.

Reimbursement of Proxy Solicitation Expenses

Case-by-case basis for shareholder proposals for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR management proposals to ratify appointment of independent auditor unless:

• Auditor obtains a questionable result on the Egan-Jones Auditor Score which takes into account a number of factors including but not limited to:

➢    Auditor rotation every seven years

➢    Non-audit fees exceeding 50% of total fees

➢    Significant and material disciplinary actions taken against the Company’s Auditor

• Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company’s financial position.

Auditor Rotation

FOR shareholders proposals asking for auditor rotation.

FOR Shareholder proposal asking to limit the auditor from providing non-audit services.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST management proposals to classify the board.

FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST management proposals that provide that directors may be removed only for cause.

FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.

CASE-BY-CASE basis for shareholder proposal to remove a director, usually AGAINST unless there are compelling reasons to remove a director or a director does not fulfill Egan-Jones criteria examining independence, meetings attendance, other board memberships, then in such cases FOR.

AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies.

FOR shareholder proposals requesting multiple candidate elections.

Authorization of the Board to Fill (casual) Vacancies

FOR management proposals requesting that vacancies in the number of directors be designated as casual vacancies and that the Board of Directors be authorized to fill such vacancies as and when it deems fit. On condition that director appointed to fill such a casual vacancy shall hold office until the next annual meeting following his or her election or until his or her election or until his or her successor is elected.

Cumulative Voting

FOR management proposals to eliminate cumulative voting.

AGAINST shareholder proposals to provide for cumulative voting.

Calling Special Meetings

AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.

FOR management proposals asking to permit shareholders of record who own at least 10% of the Company’s shares, have the ability to call a special meeting.

FOR shareholder proposals to allow shareholders holding at least 10% or more of the Company’s shares, to call a special shareholder meeting regardless of length of stock ownership to the fullest extent possible, and proposals asking to give to give street name shares and non-street name shares an equal right to call for a special shareholder meeting.

Acting by Written Consent

Case by case for management proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR shareholder proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

Management proposals regarding any Board size changes must require shareholder approval.

FOR management proposals to fix the size of the board as long as the number of directors is between 5 and 15.

FOR management proposals to set range of directors as long as there are not less than 5 and more than 15 directors on the board.

AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.

AGAINST management proposals to allow the Board to fix number of directors without shareholder approval.

AGAINST management proposals to allow the Board to set range of directors without shareholder approval.

Case-by-case management proposals to approve unusual board size.

Virtual-only Meeting

FOR management proposals to conduct virtual-only annual meeting, considering shareholders’ rights to participate electronically as they would have during an in-person meeting.

FOR proposals asking to allow the Company to hold a virtual meeting of shareholders along with an in-person meeting at a designated location.

Quorum Requirements

FOR proposals seeking approval of a lower quorum requirement if the reduced quorum is at least one-third of shares entitled to vote, either in person or by proxy.

Tender Offer Defenses

Poison Pills

FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.

AGAINST shareholder proposal requesting the Board authorize a self-tender offer.

Case-by-case basis for shareholder proposals to redeem the Company’s existing “poison pill”.

Case-by-case basis for management proposals to ratify a “poison pill”.

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the Company’s ability to make “greenmail” payments.

Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

Pale Greenmail

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Certificate of Incorporation or Bylaws

FOR management proposals requesting elimination of supermajority voting provisions for amendments to the certificate of incorporation and bylaws.

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

FOR shareholder proposals asking that each bylaw amendment adopted by the board of directors not become effective until approved by shareholders.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the Company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

AGAINST shareholder proposals that would allow significant Company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proxy Access

FOR binding shareholder proxy access proposals considering the following criteria:

• 0.5% ownership threshold

• Number of board members that may be elected - cap of 1/3 of board or minimum 2 nominees, if the board size is being lowered the calculation is based upon the original board size, if it is being increased the calculation would be based upon the original board size, with each new slot added to the total, so two plus six if six new board positions are being created

• We prefer no limit or caps on the number of shareowners in the nominations group

• Loaned securities will count towards total

• We prefer that all participants affirm that they intend to be “long term shareholders” of the Company with at least 6 month ownership duration requirement

• Proposals with no re-nominations restrictions are preferred.

FOR shareholder proposals to improve Catch-22 Proxy Access to remove the shareholder group limit - to enable as many shareholders as may be needed to combine their shares to equal 3% of the stock owned continuously for 3-years in order to enable shareholder proxy access.

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for shareholder proposals establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

AGAINST management proposals increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

AGAINST management proposals to increase the number of authorized shares of common stock, or equivalents, that exceeds 50 percent of share capital, without a specified legitimate purpose.

FOR management proposals to increase the number of authorized shares of common stock more than 50 percent of currently issued common share capital, if tied to a specific transaction or financing proposal or if the share pool was used up due to equity plans.

Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and the Company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance taking into consideration stock price at the record date.

Preferred Stock

AGAINST management proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights

Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.

Blank Check Preferred Stock

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the Company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control.

FOR management proposals that facilitate debt restructurings except where signs of self-dealing exist.

Tracking Stock

Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Stock buybacks

Case-by-case on management proposals requesting stock buybacks. AGAINST in cases when the Company receives one of the lowest two Compensation scores, FOR otherwise. When the Compensation Score is not available, Egan-Jones will recommendation FOR.

Compensation of Officers and Directors

Compensation of Officers and Directors

FOR compensation plans that result in an amount of dilution (or the equivalent value in cash) that is less than the maximum dilution determined by the Compensation Score.

AGAINST compensation plans that result in an excess amount of dilution (or the equivalent value in cash) that is more than the maximum dilution determined by the Compensation Score.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, excessive severance packages, or other problematic practice not accounted for in the Egan-Jones compensation Score.

Case-by-case (but generally FOR) plans that are completely “decoupled” from the CEOs compensation and thus have no impact on the CEO’s current or future total compensation.

Compensation Plan other than a Qualified ESPP at Special Purpose Acquisition Company

FOR compensation plans of the newly formed Company arising from a business combination with a special purpose acquisition Company (SPAC), unless the authorized share pool exceeds 3% of the newly formed Company’s authorized shares.

Advisory Votes on Executive Compensation (“Say-on-Pay”)

Case-by-case basis on advisory votes on executive compensation (“Say-on-Pay”), based on the result obtained by the Company in Egan-Jones Compensation Score. AGAINST a non-binding compensation advisory vote when the Company obtains a questionable result on the Egan-Jones Compensation Score, FOR otherwise.*

*In cases when the Company doesn’t have a CEO or CEO is not the highest paid executive then Egan- Jones will use the Total Compensation and Salary paid to the highest paid NEO of the Company to calculate a Compensation Score.

AGAINST say-on-pay proposal and compensation committee members when executive employment agreements include tax gross-ups.

Relative Compensation is based upon a number of quantitative and qualitative metrics which produce a final score that is both forward looking and based upon the prior performance metrics of the Company’s wealth creation and market capitalization as compared to the CEO’s total compensation package. Higher wealth creation, market capitalization and lower CEO compensation all contribute to a higher compensation score. Additional qualitative measures such as 162m compliance, executive pension plan status and other relevant factors are then used to calculate the final score.

Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation

FOR management proposals that recommend that advisory votes on executive compensation take place annually.

AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

AGAINST shareholder proposals regarding advisory vote on directors’ compensation.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum Limit on Annual Grants or Amend Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

Case-by-case basis on cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

Golden Parachutes and Tin Parachutes

FOR shareholder proposals requesting that the Board seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the Company’s state of incorporation.

Business Combinations and Corporate Restructurings

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

FOR approval of the amendments to the Company’s bylaws to adopt an exclusive forum for internal corporate claims.

The Federal Forum Selection for the Securities Act Claims Amendment

FOR proposals asking to approve an amendment to the Certificate of Incorporation to add a new provision that, unless the Company selects or consents in writing to the selection of an alternative forum, the sole and exclusive forum for the resolution of any complainant, shall be the federal district courts of the United States of America.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

•   are interested directors and sit on key board committees (Audit or Nominating committees)

•   are interested directors and the Company does not have one or more of the following committees: Audit or Nominating.

•   attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•   ignore a shareholder proposal that is approved by a majority of shares outstanding

•   ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•   serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Change from Diversified to Non-Diversified Fund

FOR approval of change from diversified to non-diversified fund.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks,share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing Fundamental Restriction to Non-fundamental

AGAINST on changing fundamental restriction to non-fundamental restriction.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non- fundamental.

Changing Fundamental Investment Policy to Non-Fundamental

AGAINST proposals to change the fund’s fundamental investment policy to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, Company’s past performance, and terms of liquidation.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Appoint and Terminate Sub-advisors without Shareholder Approval - “Manager of Managers” Structure

FOR approval of the use of a “Manager of Managers” structure that would permit the Fund’s manager to appoint and replace sub-advisers and enter into, and materially amend, sub-advisory agreements for the Fund without obtaining prior shareholder approval, regardless of the level of sub-adviser’s affiliation.

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Advisory Vote on Merger Related Compensation

AGAINST “golden parachutes” which are abusive,

• such as those that exceed 3x of the cash severance or

• if the cash severance multiple is greater than 2.99x or

• contain tax gross-ups or

• provide for accelerated vesting of equity awards, (however, pro-rata vesting of awards based on past service is acceptable) or

• are triggered prior to completion of the transaction or

• if the payouts are not contingent on the executive’s termination.

Extension Amendment Proposal for SPAC companies

Proposal asking to give the Company the right to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Case-by-case recommendation, if the pre-existing extension terms have been modified to reduce the amount required to be deposited in trust account, then Egan- Jones will recommend AGAINST.

Miscellaneous Shareholder Proposals

Governance

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent.

Statement of the Purpose of a Corporation Review

AGAINST shareholder proposals requesting a review of the statement of the purpose of a corporation and make recommendations to shareholders on how the purpose of a corporation signed by the Chairman and Chief Executive Officer can be fully implemented.

Majority Voting in the Election of Directors

FOR shareholder proposals regarding majority voting in the election of Directors in uncontested meetings.

Election of Non-executive Directors

AGAINST shareholder proposals requesting election of non-executive directors.

Employee Representation on the Board of Directors

AGAINST shareholder proposals on employee representation on the Board of Directors.

Fair Elections/Advance Notice Bylaw

FOR shareholder proposals requesting that shareholder approval is required for any advance notice bylaw amendments that:

1. require the nomination of candidates more than 90 days before the annual meeting,

2. impose new disclosure requirements for director nominees, including disclosures related to past and future plans, or

3. require nominating shareholders to disclose limited partners or business associates, except to the extent such investors own more than 5% of the Company’s shares.

CEO succession policy

FOR shareholder proposals requesting a CEO succession planning policy.

Report on Key-Person Risk

FOR shareholder proposals requesting a report on the Company’s key-person risk, including identification of key persons and actions to ameliorate the impacts of their potential loss.

The Board’s Nominee Disclosure Policy/ True Diversity Board Policy

Shareholder proposal requesting a policy to disclose to shareholders the following: a description of the specific minimum qualifications that the Board’s nominating committee believes must be met by a nominee to be on the board of directors; and each nominee’s skills, ideological perspectives, and experience presented in a chart or matrix form. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise

AGAINST shareholder proposals requesting that the Board of Directors review the Human Resources Committee’s mandate in order for it to play a role in overseeing key strategies regarding organizational culture, human resources, engagement, health, well-being, equity, diversity and inclusion of employees and that it can ensure that such strategies and organizational culture include environmental, social and governance (ESG) principles.

Risk Oversight Committee/Public Policy Committee

Shareholder proposals requesting a report, at reasonable cost, omitting proprietary or legally privileged information, discussing the merits of establishing a risk oversight board committee to oversee the Company’s policies including human rights, environment, domestic governmental regulations, foreign affairs and international relations affecting the Company’s business. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Creation of a New Technology Committee

Shareholder proposals that request that the Company create a new technology committee. Based on the Cybersecurity Risk Score, FOR in cases when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting the Board review the mandate of the Corporate Governance Committee in order to include an ethical component concerning the use of artificial intelligence.

Decarbonization Committee

AGAINST shareholder proposals that request the board of directors establish a new committee to evaluate the risks and drawbacks of attempting to meet demands for the Company decarbonization.

Reimbursement of Shareholder for Expenses Incurred

CASE-BY-CASE for proposals for reimbursing proxy solicitation expenses in contested meetings.

FOR proposals for reimbursing proxy solicitation expenses in contested meetings in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

CAS-BY-CASE basis for proposals for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Vote Tabulation

FOR shareholder proposals that request all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted ‘For’ and ‘Against’ an item and abstentions from the vote count be excluded.

Proxy Voting Review

Shareholder proposal regarding proxy voting review report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Disclosure of Voting Results

FOR shareholder proposals requesting separate disclosure of voting results by classes of shares.

Right to Convert a Limited Amount of Class B Common Stock into Class A Common Stock

FOR shareholder proposals on annual right to convert a limited amount of class B Common Stock (10 votes per share) into Class A Common Stock (1 vote per share).

Maryland’s Unsolicited Takeover Act

FOR shareholder proposals requesting that the Board opt out of MUTA, which allows the board of directors to make changes by board resolution only, without shareholder approval, to the Company’s capital structure and charter/bylaws. These include, but are not limited to:

➢    the ability to re-classify a board;

➢    the exclusive right to set the number of directors;

➢    limiting shareholders’ ability to call special meetings to a threshold of at least a majority of shares.

Report on Whistleblower Policies and Practices

Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Mandatory Arbitration Bylaw

AGAINST shareholder proposals requesting that the Company adopt to a mandatory arbitration bylaw.

Shareholder proposal regarding a report on the impact of the use of mandatory arbitration on employees and workplace culture. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Concealment Clauses

Shareholder proposal requesting additional reporting on risks associated with the use of certain concealment clauses. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that shareholders be allowed the opportunity at shareholder meetings to alert board members that the shareholders seek more information or favor a particular approach to corporate policy and that the Company constitution should include the clause: “The Company in general meeting may by ordinary resolution express an opinion or request information about the way in which a power of the Company partially or exclusively vested in the Directors has been or should be exercised. Such a resolution must relate to a material risk identified by the Directors or the Company and cannot advocate action that would violate any law or relate to any personal claim or grievance. Such a resolution is advisory only and does not bind the Directors or the Company”. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Executive Compensation

Tax Payments on Restricted Awards

AGAINST shareholder proposals to adopt a policy that the Company will pay the personal taxes owed on restricted stock awards on behalf of named executive officers.

Recovery of Unearned Management Bonuses

Shareholder proposals to adopt an executive compensation recoupment policy. Based on the Compensation Score: FOR when the Company receives one of the lowest two results; AGAINST otherwise.

Senior Executive Stock Retention

FOR shareholder proposals that request adoption of a policy requiring senior executives to retain a significant percentage of shares.

Deferral Period for Certain Compensation of Senior Executives

Shareholder proposals that request that the Compensation committee make the following changes to any annual cash incentive program (“Bonus Program”), as applicable to senior executives, in order to promote a longer-term perspective: an award to a senior executive under a Bonus Program that is based on one or more financial measurements whose performance measurement period is one year or shorter shall not be paid in full for a period following the award; and, the Committee shall develop a methodology for (a) determining the length of the Deferral Period and what proportion of a Bonus should be paid immediately; (b) adjusting the remainder of the Bonus over the Deferral Period in a manner that (i) allows accurate assessment of risks taken during the PMP that could have affected performance on the Financial Metric(s) and (ii) allows the Company to recoup Bonus compensation pursuant to its clawback policy; and (c) paying out the remainder of the Bonus at the end of the Deferral Period. Based on the Compensation Score: FOR when the Company receives one of the lowest two results on the Compensation Score; AGAINST otherwise.

Deduct Impact of Stock Buybacks from Executive Pay

Shareholder proposals that request the board of directors adopt a policy that the board will not utilize “earnings per share” (“EPS”) or its variations (e.g., diluted or operating EPS) or financial ratios (return on assets or net assets or equity) in determining a senior executive’s incentive compensation or eligibility for such compensation, unless the Board utilizes the number of outstanding shares on the beginning date of the performance period and excludes the effect of stock buybacks that may have occurred between that date and the end of the performance period. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Government Service Golden Parachute

AGAINST shareholder proposals on policy prohibiting the vesting of equity-based awards (including stock options, restricted stock and other stock awards granted under an equity incentive plan), for senior executives due to a voluntary resignation to enter government service.

Nonqualified Savings Plan Earnings

AGAINST shareholder proposals to adopt a policy that prohibits the practice of paying above- market earnings on the non-tax-qualified retirement saving or deferred income account balances of senior executive officers.

GAAP Financial Metrics for Purposes of Determining Executive Compensation.

Shareholder proposals asking to adopt a policy that when using performance metrics to calculate senior executive compensation, the Company shall not adjust performance metrics that are calculated in accordance with generally accepted accounting principles (GAAP). Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Stockholder proposals on non-GAAP measures disclosure, to adopt a policy that when the Company adjusts or modifies any generally accepted accounting principles (“GAAP”) financial performance metric for determining senior executive compensation, it should include a specific explanation for each adjustment and a reconciliation of the adjusted metric to GAAP. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Legal and Compliance Costs in Executive Compensation metrics

Shareholder proposals requesting that financial performance metrics should not be adjusted to exclude legal or compliance costs in evaluating performance for incentive payouts to senior executives. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting inclusion of legal and compliance costs in incentive compensation metrics. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Tax Transparency

Shareholder proposals on tax transparency requesting that the Company issue a tax transparency report to shareholders, at reasonable expense and excluding confidential information, prepared in consideration of the indicators and guidelines set forth in the Global Reporting Initiative’s (GRI) Tax Standard. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise

ESG Metrics and Executive Compensation

Shareholder proposals asking that the Company prepare a report, at reasonable cost and omitting proprietary information, describing if, and how, it plans to integrate ESG metrics into the performance measures of named executive officers under the Company’s compensation incentive plans. Based on the overall Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Community Impacts and Company’s Executive Compensation Program

Shareholder proposals asking that the Board of directors publish a report, at reasonable expense, within a reasonable time, and omitting confidential or propriety information, assessing the feasibility of integrating community stakeholder concerns and impacts into the Company’s executive compensation program. Based on the overall Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Target Amounts for CEO Compensation – Pay Disparity

Shareholder proposals requesting that the Company take into consideration the pay grades and/or salary ranges of all classifications of Company employees when setting target amounts for CEO compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Equity Ratio Disclosure in Executive Compensation

Shareholder proposals requesting that the Company disclose equity ratio disclosure used by the compensation committee to set executive compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposal on reform of executive compensation policy with social responsibility.

FOR shareholder proposals asking to ensure greater independence of compensation advisors.

FOR shareholder proposals to discontinue professional services allowance for NEOs.

Shareholder proposals on cessation of Stock Option and Bonus Programs. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise

Executive Perquisites

Shareholder proposals requesting that payments and/or reimbursements to current and former Named Executive Officers (NEOs) for personal expenses be discontinued. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Incentive Compensation and Risks of Material Losses

Shareholder proposals asking that the Company prepare a report, at reasonable cost, disclosing whether and how the Company has identified employees or positions, individually or as part of a group, who are eligible to receive incentive-based compensation that is tied to metrics that could have the ability to expose the Company to possible material losses, as determined in accordance with generally accepted accounting principles. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Advisory Vote on Executive Compensation

Shareholder proposals on adoption of advisory vote on executive compensation. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from overall Governance Score.

Shareholder proposals on pay for superior performance. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Drug Pricing Strategies in Incentive Compensation Plans

AGAINST shareholder proposals requesting report on the extent to which risks related to public concern over drug pricing strategies are integrated into incentive compensation arrangements. The report should include, but need not be limited to, discussion of whether incentive compensation arrangements reward, or not penalize, senior executives for (i) adopting pricing strategies, or making and honoring commitments about pricing, that incorporate public concern regarding the level or rate of increase in prescription drug prices; and (ii) considering risks related to drug pricing when allocating capital.

Executive Pay Confidential Voting

FOR shareholder proposals to adopt a bylaw provision restricting management’s access to vote tallies prior to the annual Meeting with respect to certain executive pay matters.

Clawback Provision Amendment of the Company Policy

Shareholder proposals requesting recoupment of awarded incentive pay and to state that conduct (intentional misconduct and not intentional misconduct) may trigger application of that policy. Based on the Compensation Score: FOR when the Company receives one of the lowest two results; AGAINST otherwise.

Quantifiable Performance Metrics

CASE-BY-CASE on shareholder proposals that request the board adopt the policy regarding quantifiable performance metrics. Based on the Compensation Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Accelerated Vesting

FOR shareholder proposals to implement double triggered with pro-rata vesting of awards.

Dividends

CASE-BY-CASE basis for shareholder proposals to increase dividends, but generally AGAINST in the absence of a compelling reason for.

Shareholder Proposals on Social and Environmental Issues

Environment

AGAINST shareholder proposals asking the Company to issue a report in support of circular economy.

AGAINST shareholder proposals that request companies to follow the CERES Principles.

Generally AGAINST proposals requesting reports that seek additional information, unless it appears that the Company has not adequately addressed shareholders’ relevant environmental concerns but FOR shareholder proposals requesting additional disclosure regarding hydraulic fracturing.

Shareholder proposals requesting that the Company issue an annual report to shareholders, at reasonable cost and omitting proprietary information, on plastic pollution. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on reduction of water pollution. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals promoting recycling.

AGAINST shareholder proposals requesting a report on recyclable packaging.

AGAINST shareholder proposals requesting a report on electronic waste.

AGAINST shareholder proposals on proper disposal of pharmaceuticals.

AGAINST shareholder proposals requesting a report on nanomaterials.

GHG Emissions

Shareholder proposals requesting that the Company adopt GHG emissions reductions goals and issue a report at reasonable cost and omitting proprietary information, on its plans to achieve these goals. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Energy

Shareholder proposals to encourage energy conservation and the development of alternate renewable and clean energy resources and to reduce or eliminate toxic wastes and greenhouse gas emissions. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on renewable energy adoption. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on distributed - scale clean electricity. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate environmental expert to the Board of Directors. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Climate Change

Shareholder proposals on establishing a climate change committee. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company establish an annual advisory vote policy with respect to its environmental and climate change action plan and objectives. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting environmental and social due diligence. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report a report on 2-degree or 1.5-degree scenarios, IEA or IPCC reports, scenarios or assumptions, or any other climate- or net-zero transition-related models. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Fiduciary Carbon-Emission Relevance Report

Shareholder proposals requesting a report evaluating the material factors relevant to decisions about whether a 2050 net-zero carbon goal is appropriate; factors such as economic consequences of adopting a 2050 net-zero carbon goal, technological feasibility for the company, the possibility that the climate models that underlie such goals are incorrect etc. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company suspend memberships of industry associations that are involved in lobbying inconsistent with the goals of the Paris agreement. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on deforestation impacts in supply chain. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on limiting supply chain flaring. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on climate change and business model. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting a report on investment of retirement funds in companies contributing to climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on public advocacy on climate change and energy by relevant industry associations. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on stranded assets due to climate change. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals on privatization of pollution assets.

Shareholder proposals requesting a report on risks of petrochemical investments. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals on new fossil fuel financing requesting adoption of a policy in which the Company takes available actions to help ensure that its financing does not contribute to new fossil fuel supplies.

AGAINST shareholder proposals requesting that the Company commit to continuing to invest in and finance the oil and gas sector and conduct a review of any and all of its policies to ensure that there are none that have the effect of encouraging divestment from the sector.

Shareholder proposal requesting a report on quantitative metrics identified by the Sustainability Accounting Standards Board (SASB) as providing material information on water resource risks for the meat, poultry and dairy sector at reasonable expense and excluding confidential information. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on environmental expenditures (voluntary climate- related activities) including incurred costs and associated significant and actual benefits that have accrued to shareholders, the public health and the environment, including the global climate, from the Company’s environment-related activities that are voluntary and that exceed U.S. and foreign compliance and regulatory requirements. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on electrification of the transporation sector.

AGAINST shareholder proposals requesting a report on environmentally sensitive, protected areas.

Health

AGAINST shareholder proposals requesting a report on sugar and public health. AGAINST shareholder proposals regarding cage free egg progress disclosure.

Shareholder proposals requesting a report on antibiotics in livestock. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals to adopt a policy to phase out the routine use of antibiotics in the meat and poultry supply chain.

AGAINST shareholder proposals on protein diversification.

AGAINST shareholder proposal on disclosure of pesticide management data, requesting that the Company disclose, at reasonable expense and omitting proprietary information, quantitative metrics demonstrating measurable progress toward the reduction of synthetic chemical pesticide use in the Company’s supply chain.

Shareholder proposals that request the Company prepare a report disclosing the governance measures the Company has implemented to more effectively monitor and manage financial and reputational risks related to the opioid crisis in the U.S. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals that request the Compensation committee prepare a report on drug pricing. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholders proposals that request fair distribution and access to life- sustaining drugs and vaccines in affordable prices in both the United States and in low- income countries.

Shareholder proposal requesting a report on transfer of intellectual property to potential COVID-19 manufacturers. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting report on government financial support and access to COVID-19 vaccines and therapeutics. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting a report on public health costs of protecting vaccine technology. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company discontinue global sales of baby powder containing talc. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting a report on the Company’s efforts, to identify and reduce environmental and health hazards associated with past, present and future handling of coal combustion residuals and how those efforts may reduce legal, reputational and financial risks to the Company.

AGAINST shareholder proposals requesting that the Company prepare an independent third-party audit on driver health and safety.

AGAINST shareholder proposals requesting a report on health risks of continued in-store tobacco sales.

AGAINST shareholder proposals seeking support for the descheduling of Cannabis.

Social

AGAINST shareholders proposal requesting that the Company create a committee to prepare a report regarding the impact of plant closure on communities and alternatives to help mitigate the effects.

AGAINST shareholder proposals on transition to a public benefit corporation.

AGAINST shareholder proposals on financial initiatives that promote and strengthen communities, focusing on not only their economic effect but their social impact as well.

Northern Ireland

AGAINST proposals related to the MacBride Principles.

Military Business

Proposals on defense issues. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Proposals requesting reports that seek additional information on military related operations, unless the Company has been unresponsive to shareholder relevant requests. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on policies regarding military and militarized policing agencies. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.

Shareholder proposals requesting a report on development of products for military. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.

Human Rights, Labor Issues

Shareholder proposals on establishing a human rights committee. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company nominate for election at least one director with human/civil rights expertise. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals seeking a human rights report or human rights due diligence process to assess, identify, prevent and mitigate actual and potential adverse human rights impacts. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report evaluating the efficacy of the Company’s existing policies and practices to address the human rights impacts of its content management policies to address misinformation and disinformation across its platforms. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on data privacy. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals seeking reports on the Company’s activities affecting indigenous peoples. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposal regarding human and indigenous peoples’ rights and asking the Company to modify its committee charters, bylaws and/or articles of incorporation, to articulate the fiduciary duties of Board and management to ensure due diligence on human and indigenous peoples’ rights.

AGAINST shareholder proposals requesting the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

Freedom of Expression

Shareholder proposals on policies of freedom of expression - to report annually to shareholders, at reasonable expense and excluding confidential and proprietary information, regarding the Company’s policies on freedom of expression and access to information, including whether it has publicly committed to respect freedom of expression as a human right; the oversight mechanisms for formulating and administering policies on freedom of expression and access to information. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Non-Partisanship/Political Speech

AGAINST shareholder proposals requesting that the Board of Directors encourage a senior management commitment to avoid supporting or taking a public position on any controversial social or political issues (collectively “political speech”), without having previously, comprehensively and without bias justified by action on the basis of underlying business strategy, exigencies, and priorities.

Freedom of Association

Shareholder proposal regarding adoption of policy on the Company’s commitment to respect the rights to freedom of association and collective bargaining in its operations. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting a third-party audit on workers’ freedom of association and collective bargaining rights.

Shareholder proposals requesting workplace safety reports: Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report, at reasonable cost and omitting proprietary information, to include key performance indicators on human capital management related to the Company’s portfolio, including reporting on the number and types of complaints received from employees, including contractors and temporary workers, the remedies offered under its grievance mechanism and the percentage of complaints resolved. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals to report to shareholders on the Company’s minimum requirements and standards related to workforce practices. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals regarding a slavery and human trafficking report. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report assessing the risk of increased sexual exploitation of children as the Company develops and offers additional privacy tools. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a disclosure whether the Company’s business operations involve, rely or depend on child labor. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company prepare an annual report regarding sexual harassment complaints. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report on prison labor in supply chain. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

AGAINST proposals requesting reports on international operating policy issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

AGAINST shareholder proposals requesting a report, omitting confidential and privileged information and at reasonable expense, detailing any known or potential risks and costs to the company caused by enacted or proposed state policies severely restricting reproductive rights, and detailing any strategies beyond litigation and legal compliance that the company may deploy to minimize or mitigate these risks.

AGAINST shareholder proposals relating to reproductive rights and consumer data privacy.

AGAINST shareholder proposals supporting activities that include abortion, euthanasia or assisted suicide.

AGAINST shareholder proposals promoting in vitro fertilization for either assisting conception or for research.

World Debt Crisis

AGAINST proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Diversity, Equity and Inclusion

Shareholder proposals asking the Company to set a diversity target (of min of 40%) for the composition of its Board. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting establishment of equal employment opportunity policy. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Report on Diversity and Inclusion

Shareholder proposals requesting a report on the effectiveness of the Company’s diversity, equity, and inclusion efforts. The report should be done at reasonable expense, exclude proprietary information, and provide transparency on outcomes, using quantitative metrics for hiring, retention, and promotion of employees, including data by gender, race, and ethnicity. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

DE&I Policies Third Party - Audit Racial Equity/Civil Rights Audit

AGAINST shareholder proposals that request the Board of Directors commission an audit analyzing the impacts of the Company’s Equity, Diversity & Inclusion policies on civil rights, non-discrimination and returns to merit, and the impacts of those issues on the Company’s business. The audit may, in the Board’s discretion, be conducted by an independent and unbiased third party with input from civil rights organizations, public-interest litigation groups, employees and shareholders of a wide spectrum of viewpoints and perspectives. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on the Company’s website.

Report on effects of DE&I/Report on Discrimination Risk Oversight and Impact

Shareholders proposals requesting that the Board of Directors conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and disclosure of anything that would constitute an admission of pending litigation, evaluating how it oversees risks related to discrimination against individuals based on their race, color, religion (including religious views), sex, national origin, or political views, and whether such discrimination may impact individuals’ exercise of their constitutionally protected civil rights. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Report on a cost/benefit analysis of its Diversity, Equity & Inclusion programs

Shareholder proposals requesting a report, omitting proprietary or confidential information and considering all relevant costs and benefits, including the reputational costs arising from discriminating on the basis of race, sex and orientation; the financial costs of selecting employees on bases other than merit; the costs associated with relying on incomplete or biased evidence, and related costs. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals asking that the Company rescind the Racial Equity Audit.

Shareholder proposals requesting a racial equity audit or a report on progress toward eliminating racial discrimination at the Company. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals regarding assessing inclusion in the workplace and requesting a report to shareholders on whether written policies or unwritten norms at the Company reinforce racism in the Company culture. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals on gender pay gap. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposal requesting paid sick leave for all employees. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting a report on worker misclassification. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Inclusive Hiring or Fair Chance Employment

Shareholder proposals requesting a report on hiring practices related to people with arrest or incarceration records. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Shareholder proposals requesting that the Company issue a report on ethical recruitment in global supply chains. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposal requesting disclosure of languages in which the directors are fluent in the skills and expertise matrix of the circular.

Animal Rights

AGAINST proposals that deal with animal rights.

AGAINST shareholder proposal supply chain practices report focusing on animal welfare.

Nonhuman primates report

AGAINST shareholder proposals requesting that the Board report to shareholders annually on the species, country of origin (including wild-caught or captive-bred, omitting proprietary information), and numbers of nonhuman primates imported by the company into the U.S.; the species and numbers of nonhuman primates transported within the country; and measures the company is taking to mitigate its impact on dwindling populations in nature.

Product Integrity and Sales, Marketing and Advertising

AGAINST shareholder proposals requesting a report on the Company’s activities related to safety measures and mitigation of harm associated with Company products.

AGAINST shareholder proposals on reducing sales and marketing of socially questionable products, including but not limited to alcohol, drugs, tobacco, weapons.

Shareholder proposals asking for responsible sourcing details of product. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a policy to pause sourcing of cotton and other raw materials from China. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals regarding a report on plant-based milk pricing.

AGAINST shareholder proposals requesting that the Company voluntarily label genetically engineered (GE) ingredients in its products.

AGAINST shareholder proposals that request the Company prepare a report, at reasonable expense and omitting proprietary information, assessing actual and potential material financial risks or operational impacts on the Company related to these genetically modified organisms (GMO issues).

Shareholder proposals that request the Company prepare a report, on the social, health, and environmental effects of genetically modified organisms (GMOs). Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals to eliminate GE ingredients from the Company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the Company’s products.

AGAINST shareholder proposals requesting that the Company make nicotine level information available to customers and begin reducing nicotine levels in the brands to a less addictive level.

Impact of Extended Patent Exclusivities on Product Access

Shareholder proposals requesting a report on a process by which the impact of extended patent exclusivities on product access would be considered in deciding whether to apply for secondary and tertiary patents. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Shareholder proposals requesting a report on external costs of disinformation in digital advertising. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Assessment of the Company’s advertising and marketing practices

Shareholder proposals requesting a report, at reasonable expense and excluding proprietary information, assessing whether the Company’s advertising and marketing practices may pose financial and/or reputational risks sufficient to have material impacts on the company’s finances and operations due to levels of gun violence. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Certification of Sound Commercial Practices Related to the Selling of Financial Products and Services Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Political Advertising and Posts

Shareholder proposals asking that the Board of Directors prepare, at a reasonable cost and excluding proprietary information, a report on the controversy surrounding political advertising and posts. Such report should evaluate the implications of the Company’s policies that may exempt politicians’ posts and political advertisements from elements of platform rules such as the Company’s Community Standards and its fact-checking process. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Algorithm Disclosure

Shareholder proposals requesting that the Company provide more quantitative and qualitative information on how algorithm systems are used to target and deliver ads, error rates, and the impact these systems had on user speech and experiences. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Anticompetitive Practices

Shareholder proposal regarding a report on board oversight of risks related to anticompetitive practices. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Report on Takedown Requests

Shareholder proposals regarding a report (within a reasonable time frame, at reasonable cost, and excluding confidential information) assessing the feasibility of public disclosing on an annual basis, by jurisdiction, the list of delisted, censored, downgraded, proactively penalized, or blacklisted terms, queries or sites that the Company implements in response to government requests. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Competitiveness and Protection of Personal Information

AGAINST shareholder proposals requesting that the Board of directors inform the shareholders of the investments the bank/company intends to make to update its computer systems so as to increase its competitiveness while enhancing privacy protection.

Facial Recognition Technology

Shareholder proposals on prohibition on sales of facial recognition technology to all government entities. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise. Change from AGAINST.

Business Operations and Ethics, Fair Practice

Provision of Services in Conflict Zones policy

AGAINST shareholder proposals requesting a policy on access to services in conflict zones. i.e. that the people in those regions do not suffer discriminatory exclusion from the Company’s financial services, or alternatively, if the Company chooses not to establish this policy, provide an evaluation of the economic impact the policy of exclusion has on the affected populations as well as the company’s finances, operations and reputation.

Politicized de-banking

Shareholder proposals requesting a report on politicized de-banking evaluating the Company’s policies or practices to make sure there are sufficient safeguards to prevent political or religious discrimination. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

AGAINST shareholder proposals requesting a congruency report on partnerships with globalist organizations that facilitate collaboration between businesses, governments and NGOs for social and political ends against the Company’s fiduciary duty to shareholders.

Shareholder proposals seeking disclosure of business operations in high risk countries or conflict complicit governments. Based on the Governance Rating score: FOR when the Company receives one of the lowest two scores on the Governance Rating; AGAINST otherwise.

Content Management Report/Content Enforcement Policies

Shareholder proposals requesting a report reviewing the efficacy of its enforcement of its terms of service related to content policies and assessing the risks posed by content management controversies. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

Cybersecurity

Shareholder proposals requesting a report on cyber risk. Based on the Cyber Security Risk Score: FOR when the Company receives one of the lowest two scores ; AGAINST otherwise.

In rare cases, Egan-Jones may choose to override the documented guideline recommendation when we believe it to be in the best long-term financial interest of shareholders.

Innovator ETFs® Trust

Part C – Other Information

Item 28.  Exhibits

Exhibit No.	Description
(a)(1)

Amended and Restated Agreement and Declaration of Trust of Registrant, dated December 5, 2025, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on December 18, 2025.

(2)

Certificate of Trust of Registrant, as filed with the State of Delaware on October 17, 2007, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 19, 2007.

(3)

Certificate of Amendment to Certificate of Trust of Registrant, as filed with the State Delaware on August 11, 2017, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.

(b)	By-Laws of the Registrant is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on December 18, 2025.
(c)	Not Applicable
(d)(1)

Investment Management Agreement by and between the Registrant, on behalf of Innovator IBD 50 ETF, and Innovator Capital Management, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.

(2)

Investment Management Agreement by and between the Registrant, on behalf of the Funds, and Innovator Capital Management, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on December 13, 2017.

(3)

Revised Schedule A to the Investment Management Agreement by and between the Registrant, on behalf of the Funds, and Innovator Capital Management, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 17, 2026.

(4)

Sub-Advisory Agreement by and between the Registrant, Innovator Capital Management, LLC and Milliman Financial Risk Management LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on July 12, 2018.

(5)

Revised Schedule A to the Sub-Advisory Agreement by and between the Registrant, Innovator Capital Management, LLC and Milliman Financial Risk Management LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 13, 2026.

(6)

Sub-Advisory Agreement by and between the Registrant, Innovator Capital Management, LLC, on behalf of the Funds, and Penserra Capital Management LLC is Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.

Exhibit No.	Description
(7)

Revised Schedule A to the Sub-Advisory Agreement by and between the Registrant, Innovator Capital Management, LLC and Penserra Capital Management LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 3, 2022.

(8)

Sub-Advisory Agreement by and between the Registrant, Innovator Capital Management, LLC and Gradient Investments, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 3, 2022.

(9)

Form of Expense Limitation Agreement by and between the Registrant, on behalf of Innovator IBD 50 ETF, and Innovator Capital Management, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.

(e)(1)

Form of Distribution Agreement by and between the Registrant and Foreside Fund Services, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.

(2)

Revised Exhibit A to the Distribution Agreement by and between the Registrant and Foreside Fund Services, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 17, 2026.

(f)	Not Applicable
(g)(1)

Amended and Restated Custody Agreement by and between the Registrant and U.S. Bank National Association, dated May 13, 2019, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 29, 2019.

(2)

Amendment to the Amended and Restated Custody Agreement by and between the Registrant and U.S. Bank National Association, dated September 25, 2020, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 15, 2020.

(3)

Revised Exhibit B to the Custody Agreement by and between the Registrant and U.S. Bank National Association is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 17, 2026.

(h)(1)

Amended and Restated Fund Accounting Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated May 13, 2019, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 29, 2019.

(2)

Amendment to the Amended and Restated Fund Accounting Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated September 25, 2020, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 15, 2020.

Exhibit No.	Description
(3)

Revised Exhibit A to the Fund Accounting Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 17, 2026.

(4)

Amended and Restated Fund Administration Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated May 13, 2019, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 29, 2019.

(5)

Amendment to the Amended and Restated Fund Administration Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated September 25, 2020, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 15, 2020.

(6)

Revised Exhibit A to the Fund Administration Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 17, 2026.

(7)

Amended and Restated Transfer Agent Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated May 13, 2019, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 29, 2019.

(8)

Amendment to the Amended and Restated Transfer Agent Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC, dated September 25, 2020, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on October 15, 2020.

(9)

Revised Exhibit A to the Transfer Agent Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 17, 2026.

(10)	Form of Authorized Participant Agreement is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.
(11)

Sub-License Agreement by and between the Registrant and Innovator Capital Management, LLC, relating to Innovator IBD® 50 ETF and Innovator IBD® Breakout Opportunities ETF is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on September 11, 2018.

(12)

Form of Sub-License Agreement by and between the Registrant and Innovator Capital Management, LLC, relating to Innovator Deepwater Frontier Tech ETF is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on July 20, 2018.

(i)	Not Applicable
(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

Exhibit No.	Description
(k)	Not Applicable
(l)	Not Applicable
(m)	Not Applicable
(n)	Not Applicable
(o)	Not Applicable
(p)(1)	Code of Ethics of Innovator ETFs® Trust is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 28, 2020.
(2)	Code of Ethics of Innovator Capital Management, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on February 28, 2020.
(3)	Code of Ethics of Milliman Financial Risk Management LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on July 12, 2018.
(4)	Code of Ethics of Penserra Capital Management LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 7, 2017.
(5)	Code of Ethics of Gradient Investments, LLC is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on November 3, 2022.
(6)	Code of Ethics for Foreside Fund Services, LLC not applicable per Rule 17j-1(c)(3).
(q)	Power of Attorneys is incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-146827) filed on May 28, 2024.

Item 29.  Persons Controlled By or Under Common Control with Registrant

Not Applicable

Item 30.  Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Item 31.  Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Innovator Capital Management, LLC, the investment adviser to the Funds, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Innovator Capital Management, LLC is incorporated by reference to the Form ADV filed by Innovator Capital Management, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-110111).

Certain information pertaining to the business and other connections of Milliman Financial Risk Management LLC, Gradient Investments, LLC and Penserra Capital Management LLC, the investment sub-advisers to the Funds, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Milliman Financial Risk Management LLC, Gradient Investments, LLC and Penserra Capital Management LLC is incorporated by reference to the Form ADV filed by Milliman Financial Risk Management LLC, Gradient Investments, LLC and Penserra Capital Management LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File Nos. 801-73056, 801-70812 and 801-80466, respectively).

Item 32.  Principal Underwriter

(a)   Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.        AB Active ETFs, Inc.

2.        ABS Long/Short Strategies Fund

3.        ActivePassive Core Bond ETF, Series of Trust for Professional Managers

4.        ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers

5.        ActivePassive International Equity ETF, Series of Trust for Professional Managers

6.        ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers

7.        AdvisorShares Trust

8.        AFA Private Credit Fund

9.        AGF Investments Trust

10.      AIM ETF Products Trust

11.      Alexis Practical Tactical ETF, Series of Listed Funds Trust

12.      AlphaCentric Prime Meridian Income Fund

13.      American Century ETF Trust

14.      AMG ETF Trust

15.      Amplify ETF Trust

16.      Applied Finance Dividend Fund, Series of World Funds Trust

17.      Applied Finance Explorer Fund, Series of World Funds Trust

18.      Applied Finance Select Fund, Series of World Funds Trust

19.      Ardian Access LLC

20.      ARK ETF Trust

21.      ARK Venture Fund

22.      Bitwise Funds Trust

23.      BondBloxx ETF Trust

24.      Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust

25.      Bridgeway Funds, Inc.

26.      Brinker Capital Destinations Trust

27.      Brookfield Real Assets Income Fund Inc.

28.      Build Funds Trust

29.      Calamos Convertible and High Income Fund

30.      Calamos Convertible Opportunities and Income Fund

31.      Calamos Dynamic Convertible and Income Fund

32.      Calamos Global Dynamic Income Fund

33.      Calamos Global Total Return Fund

34.      Calamos Strategic Total Return Fund

35.      Carlyle Tactical Private Credit Fund

36.      Cascade Private Capital Fund

37.      Catalyst/Perini Strategic Income Fund

38.      CBRE Global Real Estate Income Fund

39.      Center Coast Brookfield MLP & Energy Infrastructure Fund

40.      Cliffwater Corporate Lending Fund

41.      Cliffwater Enhanced Lending Fund

42.      Coatue Innovative Strategies Fund

43.      Cohen & Steers ETF Trust

44.      Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

45.      CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series

46.      CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers

47.      Curasset Capital Management Core Bond Fund, Series of World Funds Trust

48.      Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust

49.      CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust

50.      Davis Fundamental ETF Trust

51.      Defiance BMNR Option Income ETF, Series of ETF Series Solutions

52.      Defiance Connective Technologies ETF, Series of ETF Series Solutions

53.      Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions

54.      Defiance Quantum ETF, Series of ETF Series Solutions

55.      Denali Structured Return Strategy Fund

56.      Dodge & Cox Funds

57.      DoubleLine ETF Trust

58.      DoubleLine Income Solutions Fund

59.      DoubleLine Opportunistic Credit Fund

60.      DoubleLine Yield Opportunities Fund

61.      DriveWealth ETF Trust

62.      EIP Investment Trust

63.      Ellington Income Opportunities Fund

64.      ETF Opportunities Trust

65.      Exchange Listed Funds Trust

66.      Exchange Place Advisors Trust

67.      FIS Trust

68.      FlexShares Trust

69.      Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust

70.      Forum Funds

71.      Forum Funds II

72.      Forum Real Estate Income Fund

73.      GMO ETF Trust

74.      GoldenTree Opportunistic Credit Fund

75.      Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust

76.      Grayscale Funds Trust

77.      Guinness Atkinson Funds

78.      Harbor ETF Trust

79.      Harris Oakmark ETF Trust

80.      Hawaiian Tax-Free Trust

81.      Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust

82.      Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust

83.      Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

84.      Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust

85.      Horizon Kinetics Medical ETF, Series of Listed Funds Trust

86.      Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

87.      Horizon Kinetics Texas ETF, Series of Listed Funds Trust

88.      Innovator ETFs Trust

89.      Ironwood Institutional Multi-Strategy Fund LLC

90.      Ironwood Multi-Strategy Fund LLC

91.      Jensen Quality Growth ETF, Series of Trust for Professional Managers

92.      John Hancock Exchange-Traded Fund Trust

93.      Kurv ETF Trust

94.      Lazard Active ETF Trust

95.      LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust

96.      Lone Peak Value Fund, Series of World Funds Trust

97.      Mairs & Power Balanced Fund, Series of Trust for Professional Managers

98.      Mairs & Power Growth Fund, Series of Trust for Professional Managers

99.      Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

100.    Mairs & Power Small Cap Fund, Series of Trust for Professional Managers

101.    Manor Investment Funds

102.    MoA Funds Corporation

103.    Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

104.    Morgan Stanley ETF Trust

105.    Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds

106.    Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds

107.    Morningstar Funds Trust

108.    NEOS ETF Trust

109.    Niagara Income Opportunities Fund

110.    NXG Cushing® Midstream Energy Fund

111.    NXG NextGen Infrastructure Income Fund

112.    OTG Latin American Fund, Series of World Funds Trust

113.    Overlay Shares Core Bond ETF, Series of Listed Funds Trust

114.    Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

115.    Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust

116.    Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

117.    Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

118.    Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust

119.    Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

120.    Palmer Square Funds Trust

121.    Palmer Square Opportunistic Income Fund

122.    Partners Group Private Income Opportunities, LLC

123.    Perkins Discovery Fund, Series of World Funds Trust

124.    Philotimo Focused Growth and Income Fund, Series of World Funds Trust

125.    Plan Investment Fund, Inc.

126.    Point Bridge America First ETF, Series of ETF Series Solutions

127.    Precidian ETFs Trust

128.    Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust

129.    Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

130.    Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust

131.    Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust

132.    Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust

133.    Renaissance Capital Greenwich Funds

134.    REX ETF Trust

135.    Reynolds Funds, Inc.

136.    RMB Investors Trust

137.    Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

138.    Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

139.    Roundhill Ball Metaverse ETF, Series of Listed Funds Trust

140.    Roundhill Cannabis ETF, Series of Listed Funds Trust

141.    Roundhill ETF Trust

142.    Roundhill Magnificent Seven ETF, Series of Listed Funds Trust

143.    Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust

144.    Roundhill Video Games ETF, Series of Listed Funds Trust

145.    Rule One Fund, Series of World Funds Trust

146.    Russell Investments Exchange Traded Funds

147.    Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

148.    Six Circles Trust

149.    Sound Shore Fund, Inc.

150.    SP Funds Trust

151.    Sparrow Funds

152.    Spear Alpha ETF, Series of Listed Funds Trust

153.    STF Tactical Growth & Income ETF, Series of Listed Funds Trust

154.    STF Tactical Growth ETF, Series of Listed Funds Trust

155.    Strategic Trust

156.    Strategy Shares

157.    Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust

158.    Tekla World Healthcare Fund

159.    Tema ETF Trust

160.    The 2023 ETF Series Trust

161.    The Community Development Fund

162.    The Cook & Bynum Fund, Series of World Funds Trust

163.    The Private Shares Fund

164.    The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust

165.    Third Avenue Trust

166.    Third Avenue Variable Series Trust

167.    Tidal Trust I

168.    Tidal Trust II

169.    Tidal Trust III

170.    Tidal Trust IV

171.    TIFF Investment Program

172.    Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

173.    Timothy Plan International ETF, Series of The Timothy Plan

174.    Timothy Plan Market Neutral ETF, Series of The Timothy Plan

175.    Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan

176.    Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

177.    Total Fund Solution

178.    Touchstone ETF Trust

179.    Trailmark Series Trust

180.    T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust

181.    T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust

182.    T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust

183.    T-Rex 2x Long Ether Daily Target ETF

184.    U.S. Global Investors Funds

185.    Union Street Partners Value Fund, Series of World Funds Trust

186.    Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust

187.    Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

188.    Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

189.    Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust

190.    Virtus Stone Harbor Emerging Markets Income Fund

191.    Volatility Shares Trust

192.    WEBs ETF Trust

193.    Wedbush Series Trust

194.    Wellington Global Multi-Strategy Fund

195.    Wilshire Mutual Funds, Inc.

196.    Wilshire Variable Insurance Trust

197.    WisdomTree Trust

198.    XAI Octagon Floating Rate & Alternative Income Term Trust

(b)   The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)   Not applicable.

Item 33.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of 15 U.S.C. 80a-3-(a) and rules under that section, are maintained by U.S. Bank Fund Services, LLC and U.S. Bank, N.A., with the exception of those maintained by the Registrant’s investment adviser, Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187.

U.S. Bank Fund Services, LLC and U.S. Bank, N.A. provide general administrative, accounting, portfolio valuation, and custodian services, respectively, to the Registrant, including the coordination and monitoring of any third-party service providers and maintain all such records relating to these services.

Item 34.  Management Services

Not Applicable

Item 35.  Undertakings

Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton, and State of Illinois, on February 27, 2026.

Innovator ETFs® Trust
By:	/s/ H. Bruce Bond
H. Bruce Bond
President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ H. Bruce Bond	Chief Executive Officer, President and Trustee	February 27, 2026
H. Bruce Bond
/s/ Kathy Meyer	Vice President, Treasurer and	February 27, 2026
Kathy Meyer	Principal Financial Accounting Officer
)
Mark Berg*	Trustee)
)
	)	By:	/s/ H. Bruce Bond
Joe Stowell*	Trustee)		H. Bruce Bond
	)		Attorney-In-Fact February 27, 2026
)
Brian J. Wildman*	Trustee)
)

____________

*        An original power of attorney authorizing H. Bruce Bond to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.

Index to Exhibits

(j)	Consent of Independent Registered Public Accounting Firm